PROSPECTUS | January 31, 2006

AIM ENERGY FUND -- INSTITUTIONAL CLASS

A no-load class of shares of a mutual fund designed for investors seeking capital growth from the energy sector.

TABLE OF CONTENTS
Investment Goals, Strategies, And
  Risks.....................................2
Fund Performance............................3
Fee Table And Expense Example...............4
Hypothetical Investment and Expense
  Information...............................4
Disclosure of Portfolio Holdings............5
Investment Risks............................5
Principal Risks Associated With The
  Fund......................................5
Temporary Defensive Positions...............6
Fund Management.............................7
Portfolio Manager(s)........................8
Other Information...........................8
Dividends And Capital Gain
  Distributions.............................8
Financial Highlights........................9
Shareholder Information...................A-1
 Purchasing Shares........................A-1
 Excessive Short-Term Trading
   Activity Disclosures...................A-2
 Redeeming Shares.........................A-4
 Exchanging Shares........................A-5
 Pricing of Shares........................A-6
 Taxes....................................A-7
Obtaining Additional Information...Back Cover

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a registered service mark of A I M Management Group Inc. and AIM Funds Management Inc.

The Securities and Exchange Commission has not approved or disapproved the shares of the fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

  AIM SECTOR FUNDS
                                    [LOGO]

Your goals. Our solutions.(R) AIM INVESTMENTS(R)

     A I M Advisors, Inc. (AIM or the advisor) is the investment advisor for the AIM Energy Fund (the fund).

     This Prospectus contains important information about the fund's Institutional Class shares, which are offered only to institutional investors and qualified retirement plans. The fund also offers one or more additional classes of shares through a separate prospectus. Each of the fund's classes has varying expenses, with resulting effects on their performance. To obtain additional information about other classes of shares, contact A I M Distributors, Inc. (ADI) at 1-800-347-4246.

THIS PROSPECTUS WILL TELL YOU MORE ABOUT:

     INVESTMENT GOALS & STRATEGIES  [GRAPHIC]


     POTENTIAL INVESTMENT RISKS    [GRAPHIC]

     PAST PERFORMANCE               [GRAPHIC]


        ---------------------------------------------------------------

                                    [GRAPHIC]

                                        [GRAPHIC]
          INVESTMENT GOALS, STRATEGIES, AND RISKS

FOR MORE DETAILS ABOUT  The fund seeks capital growth. It is actively
THE FUND'S CURRENT IN-  managed. The fund invests primarily in equity
VESTMENTS AND MARKET    securities that the advisor believes will rise in
OUTLOOK, PLEASE SEE THE price faster than other securities, as well as
MOST RECENT ANNUAL OR   options and other investments whose values are
SEMIANNUAL REPORT.      based upon the values of equity securities.

                        The fund normally invests at least 80% of its net assets in the equity securities and equity-related instru-ments of companies within the energy sector. These include, but are not limited to, oil companies, oil and gas exploration companies, natural gas pipeline companies, refinery companies, energy conservation companies, coal, alternative energy companies, and innovative energy technology companies. At any given time, 20% of the fund's assets are not required to be invested in the sector. To determine whether a potential investment is truly doing business in the energy sector, a company must meet at least one of the following tests:
    . At least 50% of its gross income or its net sales must come from activities in the energy sector;
    . At least 50% of its assets must be devoted to producing revenues from the energy sector; or
    . Based on other available information, we determine that its primary business is within the energy sector.

     The fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

     The advisor uses a research-oriented "bottom-up" investment approach to create the fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the fund emphasizes strongly managed companies that the advisor believes will generate above-average long-term capital appreciation.

     Generally, we prefer to keep the fund's investments divided among the four main energy subsectors: major oil companies, energy services, oil and gas exploration/production companies, and natural gas pipeline companies. We adjust portfolio weightings depending on current economic conditions. Although individual security selection drives the performance of the fund, short-term fluctuations in commodity prices may influence fund returns and increase price fluctuations in the fund's shares. The businesses in which we invest may be adversely affected by foreign government, federal, or state regulations on energy production, distribution, and sale.

     Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.

     As a sector fund, the portfolio is concentrated in a comparatively narrow segment of the economy. This means the fund's investment concentration in a sector is higher than most mutual funds and the broad securities markets. Consequently, the fund tends to be more volatile than other mutual funds and the value of the portfolio investments and consequently the value of an investment in the fund tends to go up and down more rapidly.

     Other principal risks involved in investing in the fund are market, foreign securities, liquidity, derivatives, counterparty, and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any other mutual fund, there is always a risk that you may lose money on your investment in the fund.

     FUND PERFORMANCE               [GRAPHIC]



     Performance information in the bar chart below is that of the fund's Investor Class shares which has the longest operating history of the fund's classes. Information included in the table is that of Investor Class shares. The returns reflected in the bar chart reflect only the applicable total expenses of the Investor Class. If the effect of the Institutional Class' total expenses were reflected, the returns would be higher than those shown because the Institutional Class has lower total expenses.

     The bar chart below shows the fund's Investor Class shares' actual yearly performance (commonly known as its "total return") for the years ended December 31 over the previous ten year period. The table below shows pre-tax and after-tax average annual total returns for various periods ended December 31, 2005 compared to the S&P 500 Index, Dow Jones U.S. Energy Index and Lipper Natural Resources Fund Index.

     The information in the bar chart illustrates the variability of the fund's Investor Class shares' total return by showing changes in the fund's performance year to year. Remember, past performance (before and after taxes) does not indicate how a fund will perform in the future.

     AIM ENERGY FUND -- INVESTOR CLASS
        ACTUAL ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                    [CHART]

 '96     '97     '98     '99     '00     '01     '02      '03     '04      '05
------  ------  ------  ------  ------  ------  ------   ------  ------  -------
38.84%  19.09% (27.83%) 41.88%  58.17% (16.81%) (4.32%)  22.56%  36.62%   53.96%


--------------------------------------------------------------------------------
Best Calendar Qtr.  9/30/97 28.24%
Worst Calendar Qtr. 9/30/98 (18.34%)

     The information in the table illustrates the variability of the fund's Investor Class shares' total return compared to a broad-based securities market index, a style specific index and a peer group index. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

--------------------------------------------------------------------------------------
                                                     AVERAGE ANNUAL TOTAL RETURN/1,2/
--------------------------------------------------------------------------------------
(for the periods                                                         10 YEARS
ended December 31, 2005)                             1 YEAR 5 YEARS OR SINCE INCEPTION

AIM ENERGY FUND
Investor Class
   Return Before Taxes                               53.96% 15.46%        18.58%
   Return After Taxes on Distributions               52.63% 15.26%        16.98%
   Return After Taxes on Distributions and Sale of
    Fund Shares                                      36.71% 13.62%        15.75%
 S&P 500 Index/3/                                     4.91%  0.54%         9.07%
 Dow Jones U.S. Energy Index/4,5/                    34.09% 11.27%        14.48%
 Lipper Natural Resources Fund Index/4,6/            46.41% 15.18%        14.80%
--------------------------------------------------------------------------------------

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
/1/ Total return figures include reinvested dividends and capital gain distributions and the effect of the Investor Class expenses.
/2/ The fund (Investor Class shares) commenced investment operations on January
    19, 1984. The inception date of the fund's Institutional Class shares is January 31, 2006.
/3/ The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance.
/4/ The fund has also included the Dow Jones U.S. Energy Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Natural Resources Fund Index (which may or may not include the fund) is included for comparison to a peer group.
/5/ The Dow Jones U.S. Energy Index measures the performance of energy companies within the United States. The index maintains an approximate weightings of 95% in U.S. coal, oil and drilling and pipeline companies.
/6/ The Lipper Natural Resources Fund Index is an equally weighted representation of the 10 largest funds within the Lipper Natural Resources category. These funds invest at least 65% of their equity commitment in natural resource stocks.

FEE TABLE AND EXPENSE EXAMPLE

     This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund.

     SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT
     You pay no fees to purchase Institutional Class shares of the fund, to exchange to another AIM Fund, or to sell your shares. Accordingly, no fees are paid directly from your shareholder account.

     ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS/1/

AIM ENERGY FUND -- INSTITUTIONAL CLASS
Management Fees                         0.73%
Distribution and Service (12b-1) Fees    None
Other Expenses/2/                       0.23%
                                        -----
Total Annual Fund Operating Expenses/3/ 0.96%
                                        =====

 /1/ There is no guarantee that actual expenses will be the same as those shown in the table.
 /2/ Other expenses are based on estimated amounts for the current fiscal year. /3/ The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.65% on Institutional Class shares. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes;
     (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through March 31, 2006.

     EXPENSE EXAMPLE
     This example is intended to help you compare the costs of investing in the fund with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements, if any. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR                   3 YEARS                   5 YEARS                   10 YEARS
          $98                       $306                      $531                     $1,178

     HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
     The settlement agreement between A I M Advisors, Inc. and certain of its affiliates and the New York Attorney General requires A I M Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:
      . You invest $10,000 in the fund and hold it for the entire 10 year period;
      . Your investment has a 5% return before expenses each year; and . The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.
     There is no assurance that the annual expense ratio will be the expense ratio for the fund's Institutional Class for any of the years shown. To the extent that A I M Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios, your actual returns and expenses are likely to differ (higher or lower) from those shown below.

INSTITUTIONAL CLASS                 YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5      YEAR 6      YEAR 7      YEAR 8
----------------------------------------------------------------------------------------------------------------------------------
Annual Expense Ratio/1/                 0.96%       0.96%       0.96%       0.96%       0.96%       0.96%       0.96%       0.96%
Cumulative Return Before Expenses       5.00%      10.25%      15.76%      21.55%      27.63%      34.01%      40.71%      47.75%
Cumulative Return After Expenses        4.04%       8.24%      12.62%      17.17%      21.90%      26.82%      31.95%      37.28%
End of Year Balance               $10,404.00  $10,824.32  $11,261.62  $11,716.59  $12,189.94  $12,682.42  $13,194.79  $13,727.86
Estimated Annual Expenses         $    97.94  $   101.90  $   106.01  $   110.30  $   114.75  $   119.39  $   124.21  $   129.23
----------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS                 YEAR 9      YEAR 10
---------------------------------------------------------
Annual Expense Ratio/1/                 0.96%       0.96%
Cumulative Return Before Expenses      55.13%      62.89%
Cumulative Return After Expenses       42.82%      48.59%
End of Year Balance               $14,282.46  $14,859.47
Estimated Annual Expenses         $   134.45  $   139.88
---------------------------------------------------------

 /1/ Your actual expenses may be higher or lower than those shown.

DISCLOSURE OF PORTFOLIO HOLDINGS

     The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.aiminvestments.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

INFORMATION                                APPROXIMATE DATE OF                INFORMATION REMAINS POSTED ON
                                           WEBSITE POSTING                    WEBSITE
------------------------------------------------------------------------------------------------------------
Top ten holdings as of month-end           15 days after month-end            Until posting of the following
                                                                              month's top ten holdings
------------------------------------------------------------------------------------------------------------
Complete portfolio holdings as of calendar 30 days after calendar quarter-end For one year quarter-end
------------------------------------------------------------------------------------------------------------

     A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.aiminvestments.com.

     INVESTMENT RISKS              [GRAPHIC]

BEFORE INVESTING IN THE You should determine the level of risk with which
FUND, YOU SHOULD DE-    you are comfortable before you invest. The
TERMINE THE LEVEL OF    principal risks of investing in any mutual fund,
RISK WITH WHICH YOU ARE including the fund, are:
COMFORTABLE. TAKE INTO
ACCOUNT FACTORS LIKE    NOT INSURED. Mutual funds are not insured by the
YOUR AGE, CAREER, IN-   FDIC or any other agency, unlike bank deposits
COME AND TIME HORIZON.  such as CDs or savings accounts.

                        NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

                        POSSIBLE LOSS OF INVESTMENT. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the fund will not reimburse you for any of these losses.

                        VOLATILITY. The price of your mutual fund shares will increase or decrease with changes in the value of the fund's underlying investments and changes in the equity markets as a whole.

                        NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The fund is designed to be only part of your personal investment plan.

                                   [GRAPHIC]
     PRINCIPAL RISKS ASSOCIATED WITH THE FUND

     You should consider the special risk factors discussed below associated with the fund's policies in determining the appropriateness of investing in the fund. See the Statement of Additional Information for a discussion of additional risk factors.

     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the fund's investments. Certain stocks selected for the fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.

     FOREIGN SECURITIES RISKS
     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.

       CURRENCY RISK. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the fund's investment in a security valued in the foreign currency, or based on that currency value.

       POLITICAL RISK. Political actions, events, or instability may result in unfavorable changes in the value of a security.

       REGULATORY RISK. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

       DIPLOMATIC RISK. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

     LIQUIDITY RISK
     The fund's portfolio is liquid if the fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

     DERIVATIVES RISK
     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options and futures contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.

     Options and futures are common types of derivatives that a fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. A future is an agreement to buy or sell a security or other instrument, index, or commodity at a specific price on a specific date. The use of options and futures may increase the performance of the fund, but also may increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.

     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the fund.

     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

     PORTFOLIO TURNOVER RISK
     A fund's investments may be bought and sold relatively frequently. A high turnover rate may affect a fund's performance because it results in higher brokerage commissions and may result in taxable gain distributions to a fund's shareholders.

                 --------------------------------------------

     Although the fund generally invests in equity securities of companies in the energy sector, the fund also may invest in other types of securities and other financial instruments, indicated in the chart below. Although these investments typically are not part of the fund's principal investment strategy, they may constitute a significant portion of the fund's portfolio, thereby possibly exposing the fund and its investors to the following additional risks.

INVESTMENT                                                                              RISKS
--------------------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS (ADRS)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      and Currency Risks
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A contract under which the seller of a security agrees to buy it back at an agreed-upon Counterparty Risk price and time in the future.
--------------------------------------------------------------------------------------------------------------------------

     TEMPORARY DEFENSIVE POSITIONS [GRAPHIC]

     When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of the fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper or repurchase agreements, even though that is not the normal investment strategy of the fund. We have the right to invest up to 100% of the fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the fund's performance could be comparatively lower if it concentrates in defensive holdings.

FUND MANAGEMENT

                         INVESTMENT ADVISOR
AIM AND ADI ARE SUBSIDIARIES AIM is the investment advisor for the fund and is OF AMVESCAP PLC, AN INTERNA- responsible for its day-to-day management. AIM is
TIONAL INVESTMENT MANAGE-    located at 11 Greenway Plaza, Suite 100, Houston,
MENT COMPANY THAT MANAGES    Texas 77046-1173. AIM supervises all aspects of
MORE THAN $381 BILLION IN    the fund's operations and provides investment
ASSETS WORLDWIDE AS OF SEP-  advisory services to the fund, including
TEMBER 30, 2005. AMVESCAP IS obtaining and evaluating economic, statistical BASED IN LONDON, WITH MONEY and financial information to formulate and MANAGERS LOCATED IN EUROPE, implement invest-ment programs for the fund. AIM
NORTH AND SOUTH AMERICA,     has acted as an investment advisor since its
AND THE FAR EAST.            organization in 1976. Today, AIM, together with
                             its subsidiaries, advises or manages over 200 investment portfolios, en-compassing a broad range of investment objectives.
                             ADI is the fund's distributor and is responsible for the sale of the fund's shares.
                             AIM and ADI are subsidiaries of AMVESCAP PLC and are also affiliates.

     On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlements. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC.

     Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing;
     (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and (iv) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

     Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

     As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

     ADVISOR COMPENSATION
     During the fiscal year ended March 31, 2005, the advisor received compensation of 0.73% of average daily net assets.

     A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement of the fund is available in the fund's semi-annual report to shareholders for the six month period ended September 30, 2005.

PORTFOLIO MANAGER(S)

     The following individual is primarily responsible for the day-to-day management of the fund's portfolio:

     JOHN S. SEGNER, Senior Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with AIM and/or its affiliates since 1997.

     Mr. Segner is assisted by the Energy Team which is comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

     The fund's Statement of Additional Information provides additional information about the portfolio manager's investments in the fund, a description of his compensation structure, and information regarding other accounts he manages.

OTHER INFORMATION

     SUITABILITY FOR INVESTORS
     The Institutional Class of the fund is intended for use by institutional investors. Shares of the Institutional Class of the fund is available for banks and trust companies acting in a fiduciary or similar capacity, bank and trust company common and collective trust funds, banks and trust companies investing for their own account, entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies), defined benefit plans, endowments, foundations and defined contribution plans offered pursuant to Sections 401, 457, 403(a), or 403(b) or (c) (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization). For defined contribution plans for which the sponsor has combined defined contribution and defined benefit assets of at least $100 million there is no minimum initial investment requirement, otherwise the minimum initial investment requirement for defined contribution plans is $10 million. There is no minimum initial investment requirement for defined benefit plans; and the minimum initial investment requirement for all other investors for which the Institutional Class of the fund is available is $1 million.

     The Institutional Class of the fund is designed to be convenient and economical vehicles in which institutions can invest in a portfolio of equity securities. An investment in the fund may relieve the institution of many of the investment and administrative burdens encountered when investing in equity securities directly. These include: selection and diversification of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.

                                    [GRAPHIC]


     DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

     The fund earns ordinary or investment income primarily from dividends and interest on its investments. The fund expects to distribute substantially all of this investment income, less fund expenses, to shareholders annually. The fund can make distributions at other times, if it chooses to do so.

     The fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), the fund has a net realized capital gain. Net realized capital gain, if any, is distributed to shareholders at least annually, usually in December. Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares.

NET INVESTMENT INCOME AND NET     Under present federal income tax laws, capital
REALIZED CAPITAL GAINS IF ANY ARE gains may be taxable at different rates,
DISTRIBUTED TO SHAREHOLDERS AT    depend-ing on how long the fund has held the
LEAST ANNUALLY. DISTRIBUTIONS ARE underlying investment. Short-term capital gains
TAXABLE WHETHER REINVESTED IN     which are derived from the sale of assets held
ADDITIONAL SHARES OR PAID TO YOU  one year or less are taxed as ordinary income.
IN CASH (EXCEPT FOR TAX-EXEMPT    Long-term capital gains which are derived from
ACCOUNTS).                        the sale of assets held for more than one year
                                  are taxed at up to the maximum capital gains
                                  rate, currently 15% for individuals.

                                  The fund's daily NAV reflects all ordinary income
                                  and realized capital gains that have not yet been
                                  distributed to shareholders. Therefore, the
                                  fund's NAV will drop by the amount of a
                                  dis-tribution, net of market fluctuations, on the
                                  day the distribution is declared. If you buy
                                  shares of the fund just before a distribution is
                                  declared, you may wind up "buying a distribution."

     This means that if the fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Although purchasing your shares at the resulting higher NAV may mean a smaller capital gain or greater loss upon sale of the shares, most shareholders want to avoid the purchase of shares immediately before the distribution record date. However, keep in mind that your basis in the fund will be increased to the extent such distributions are reinvested in the fund. If you sell your shares at a loss for tax purposes and then replace those shares with a substantially identical investment either thirty days before or after that sale, the transaction is usually considered a "wash sale" and you will not be able to claim a tax loss at the time of sale. Instead, the loss will be deferred to a later date.

     Dividends and capital gain distributions paid by the fund are automatically reinvested in additional fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in the same share class of another AIM fund or paid to you by check or electronic funds transfer. Dividends and other distributions, whether received in cash or reinvested in additional fund shares, are generally subject to federal income tax.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the fund's Investor Class shares. Certain information reflects financial results for a single fund share. The total returns in the table represent the annual percentage that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent Registered Public Accounting Firm, whose report, along with the financial statements, is included in the fund's 2005 Annual Report to Shareholders. The fund's Institutional Class shares commenced operations on January 31, 2006 and therefore, financial information for such shares is not available.

                                                                 INVESTOR CLASS
                          --------------------------------------------------------------------------------------
                            SIX MONTHS
                               ENDED
                           SEPTEMBER 30,                               YEAR ENDED MARCH 31,
                               2005         --------------------------------------------------------------------
                            (UNAUDITED)          2005           2004           2003           2002           2001
---------------------------                 --------------------------------------------------------------------------
Net asset value,
 beginning of period        $  32.78        $  22.19       $  16.81       $  19.26       $  19.73       $  17.40
----------------------------------------------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income
   (loss)                      (0.03)/(a)/     (0.06)/(a)/    (0.07)/(a)/    (0.10)/(a)/    (0.07)/(a)/    (0.08)/(a)/
----------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on
   securities (both
   realized and
   unrealized)                 10.46           10.65           5.45          (2.35)         (0.40)          3.84
----------------------------------------------------------------------------------------------------------------------
   Total from investment
     operations                10.43           10.59           5.38          (2.45)         (0.47)          3.76
----------------------------------------------------------------------------------------------------------------------
Less distributions from
 net realized gains               --              --             --             --             --          (1.43)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                     $  43.21        $  32.78       $  22.19       $  16.81       $  19.26       $  19.73
----------------------------------------------------------------------------------------------------------------------
Total return/(b)/              31.82%          47.72%         32.00%        (12.72)%        (2.38)%        23.09%
----------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of
 period (000s omitted)      $531,975        $378,915       $230,148       $231,023       $358,439       $445,845
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
 average net assets             1.21%/(c)/      1.37%/(d)/     1.76%          1.69%          1.53%          1.41%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment
 income (loss) to
 average net assets            (0.16)%/(c)/    (0.22)%        (0.35)%        (0.57)%        (0.34)%        (0.35)%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover
 rate/(e)/                        25%             45%           123%           144%           144%           166%
----------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of
     $428,811,962.
/(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.38% for the year ended March 31, 2005.
/(e)/Not annualized for periods less than one year.

                     THE AIM FUNDS -- INSTITUTIONAL CLASS

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about the Institutional Classes of all funds, which are offered to certain eligible institutional investors. Consult the fund's Statement of Additional Information for the Institutional Class for details.

SHARES SOLD WITHOUT SALES CHARGES
You will not pay an initial or contingent deferred sales charge on purchases of any Institutional Class shares.

PURCHASING SHARES

MINIMUM INVESTMENTS PER ACCOUNT
The minimum investments for Institutional Class accounts are as follows:

                                                                                                                      INITIAL
TYPE OF ACCOUNT                                                                                                     INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------------
Defined Benefit Plans or Platform Sponsors for Defined Contribution Plans                                           $         0
--------------------------------------------------------------------------------------------------------------------------------
Banks acting in a fiduciary or similar capacity, Collective and Common Trust Funds, Banks and Broker-Dealers acting
for their own account or Foundations and Endowments                                                                   1 million
--------------------------------------------------------------------------------------------------------------------------------
Defined Contribution Plans (Corporate, Non-profit or Governmental)                                                   10 million
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    ADDITIONAL
TYPE OF ACCOUNT                                                                                                     INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------
Defined Benefit Plans or Platform Sponsors for Defined Contribution Plans                                           no minimum
-------------------------------------------------------------------------------------------------------------------------------
Banks acting in a fiduciary or similar capacity, Collective and Common Trust Funds, Banks and Broker-Dealers acting
for their own account or Foundations and Endowments                                                                 no minimum
-------------------------------------------------------------------------------------------------------------------------------
Defined Contribution Plans (Corporate, Non-profit or Governmental)                                                  no minimum
-------------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES
You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

                               OPENING AN ACCOUNT             ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------
Through a Financial Advisor    Contact your financial         Same
                               advisor.
                               The financial advisor should
                               mail your completed account
                               application to the transfer
                               agent, AIM Investment
                               Services, Inc., P.O. Box
                               0843, Houston, TX
                               77210-0843. The financial
                               advisor should call the
                               transfer agent at (800)
                               659-1005 to receive a
                               reference number. Then, use
                               the following wire
                               instructions:

                               Beneficiary Bank ABA/Routing
                               #: 02000021 Beneficiary
                               Account Number: 00100366732
                               Beneficiary Account Name: AIM
                               Investment Services,
                               Inc. RFB: Fund Name,
                               Reference # OBI: Your Name,
                               Account #

By Telephone                   Open your account as           Call the transfer agent at
                               described above.               (800) 659-1005 and wire
                                                              payment for your purchase
                                                              order in accordance with the
                                                              wire instructions noted above.
--------------------------------------------------------------------------------------------

 INSTCL--12/05                               A-1

                     THE AIM FUNDS -- INSTITUTIONAL CLASS


SPECIAL PLANS

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or reinvested in the same fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS
A I M Distributors, Inc. (ADI) or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources and from ADI's retention of underwriting concessions. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.
  ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when it makes these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.10% per annum of those assets during a defined period. Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts.
  ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.
  ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.
  You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.
  AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

                                A-2 INSTCL--12/05

                     THE AIM FUNDS -- INSTITUTIONAL CLASS


Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.
  AIM Money Market Funds. The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

.. The money market funds are offered to investors as cash management vehicles.
  Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

.. One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

.. The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

.. Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

  The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING
The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.
  The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES
If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates may grant a hardship exception and accept exchanges in excess of these guidelines on a case-by-case basis, if they believe that granting such exceptions would not injure other shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.
  The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.
  Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

                              INSTCL--12/05 A-3

                     THE AIM FUNDS -- INSTITUTIONAL CLASS


REDEMPTION FEE
You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.
  The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.
  For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING
Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
  See "Pricing of Shares -- Determination of Net Asset Value" for more information.

REDEEMING SHARES

REDEMPTION FEE
You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

              AIM Asia Pacific Growth
              Fund                      AIM Global Value Fund
              AIM Developing Markets    AIM International
              Fund                      Allocation Fund*
              AIM European Growth Fund  AIM International Core
                                        Equity Fund
              AIM European Small        AIM International Growth
              Company Fund              Fund
              AIM Global Aggressive     AIM International Small
              Growth Fund               Company Fund
              AIM Global Equity Fund    AIM S&P 500 Index Fund
              AIM Global Growth Fund    AIM Trimark Fund
              AIM Global Real Estate
              Fund

* Effective February 27, 2006

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.
  The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through
(8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

                                A-4 INSTCL--12/05

                     THE AIM FUNDS -- INSTITUTIONAL CLASS

  Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.
  The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.
  Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

HOW TO REDEEM SHARES
----------------------------------------------------------

Through a Financial Advisor Contact your financial
                            advisor. Redemption proceeds
                            will be sent in accordance
                            with the wire instructions
                            specified in the account
                            application provided to the
                            transfer agent. The transfer
                            agent must receive your
                            financial intermediary's call
                            before the close of the
                            customary trading session of
                            the New York Stock Exchange
                            (NYSE) on days the NYSE is
                            open for business in order to
                            effect the redemption at that
                            day's closing price.

By Telephone                A person who has been
                            authorized in the account
                            application to effect
                            transactions may make
                            redemptions by telephone. You
                            must call the transfer agent
                            before the close of the
                            customary trading session of
                            the NYSE on days the NYSE is
                            open for business in order to
                            effect the redemption at that
                            day's closing price.
----------------------------------------------------------

TIMING AND METHOD OF PAYMENT
We normally will send out redemption proceeds within one business day, and in any event no more than seven days, after we accept your request to redeem.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will transmit the amount of the redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTIONS IN KIND
Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right determine in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE AIM FUNDS
If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES
You may, under most circumstances, exchange Institutional Class shares in one fund for Institutional Class shares of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire.
  You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

EXCHANGE CONDITIONS
The following conditions apply to all exchanges:

.. Shares of the fund you wish to acquire must be available for sale in your state of residence;

.. Exchanges must be made between accounts with identical registration information;

.. The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

.. Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

.. If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE
Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

                              INSTCL--12/05 A-5

                     THE AIM FUNDS -- INSTITUTIONAL CLASS


BY TELEPHONE
Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
..  REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
..  MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND; OR
..  SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS
   PROSPECTUS.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE
The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.
  Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
  Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.
  AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.
  Specific types of securities are valued as follows:
  Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.
  Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.
  Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.
  Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable,

                                A-6 INSTCL--12/05

                     THE AIM FUNDS -- INSTITUTIONAL CLASS

the AIM valuation committee will fair value the security using procedures approved by the Boards of Trustees.
  Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.
  Futures and Options: Futures and options are valued on the basis of market quotations, if available.
  Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.
  Each fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS
You can purchase, exchange or redeem shares on each day the NYSE is open for business, prior to the close of the customary trading session or any earlier NYSE closing time that day. The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES
In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.
  Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.
  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.
  The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                              INSTCL--12/05 A-7

Obtaining Additional Information
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds(R) or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc. P. O. Box 4739 Houston, TX 77210-4739 or

                 BY TELEPHONE:    (800) 659-1005

                 ON THE INTERNET: You can send us a request
                                  by e-mail or download
                                  prospectuses SAI annual or
                                  semiannual reports via our
                                  website:
                                  HTTP://WWW.AIMINVESTMENTS.COM

You also can review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, D.C.; on the EDGAR database on the SEC's internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, D.C. 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

  AIM Energy Fund
  SEC 1940 Act file number: 811-03826





The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.aiminvestments.com.

AIMinvestments.com    I-ENE-PRO-2   [LOGO]

                                    Your goals. Our solutions.(R) AIM INVESTMENTS(R)

                                 STATEMENT OF
                            ADDITIONAL INFORMATION

                               AIM SECTOR FUNDS
                               11 Greenway Plaza
                                   Suite 100
                           Houston, Texas 77046-1173

This Statement of Additional Information relates to the Investor Class,
Class A, Class B, Class C, Class R and Institutional Class shares, as applicable, of each portfolio (each a "Fund," collectively the "Funds") of AIM Sector Funds listed below. This Statement of Additional Information is not a Prospectus, and it should be read in conjunction with the Prospectuses for the Investor Class, Class A, Class B, Class C, Class R and Institutional Class shares, as applicable, of the Funds listed below. You may obtain a copy of any Prospectus for any Fund listed below from an authorized dealer or by writing to:

                         AIM Investment Services, Inc.
                                P. O. Box 4739
                           Houston, Texas 77210-4739
                         or by calling (800) 959-4246

This Statement of Additional Information dated January 31, 2006, relates to the Investor Class, Class A, Class B, Class C, Class R shares, as applicable, of the following Prospectuses:

                        FUND                            DATED
                        ----                            -----

                   AIM Energy Fund                   October 25, 2005

             AIM Financial Services Fund             October 25, 2005

           AIM Gold & Precious Metals Fund           October 25, 2005

                  AIM Leisure Fund                   October 25, 2005

                 AIM Technology Fund                 October 25, 2005

                 AIM Utilities Fund                  October 25, 2005

This Statement of Additional Information dated January 31, 2006, also relates to the Institutional Class shares of the following Prospectuses:

                     FUND                           DATED
                     ----                           -----

                AIM Energy Fund                  January 31, 2006

              AIM Technology Fund                July 29, 2005

              AIM Utilities Fund                 October 25, 2005

                               TABLE OF CONTENTS

General Information About the Trust.......................................................   3

Investments, Policies and Risks...........................................................   5

Investment Restrictions...................................................................  21

Management of the Funds...................................................................  26

Trustees and Officers of the Trust........................................................  32

Code of Ethics............................................................................  52

Proxy Voting Policies and Procedures......................................................  52

Control Persons and Principal Holders of Securities.......................................  53

Distribution of Securities................................................................  53

Purchase, Redemption and Pricing of Shares................................................  59

Other Service Providers...................................................................  82

Brokerage Allocation and Other Practices..................................................  83

Tax Consequences of Owning Shares of a Fund...............................................  89

Performance...............................................................................  91

Pending Litigation........................................................................  98

APPENDICES:

Ratings of Debt Securities................................................................ A-1

Examples of Persons to Whom AIM Provides Non-Public Portfolio Holdings on an Ongoing Basis B-1

Portfolio Managers........................................................................ C-1

Trustees and Officers..................................................................... D-1

Trustee Compensation Table................................................................ E-1

Proxy Policies and Procedures............................................................. F-1

Control Persons and Principal Holders of Securities....................................... G-1

Certain Financial Advisors That Receive One or More Types of Payments..................... H-1

Pending Litigation........................................................................ I-1

Financial Statements......................................................................  FS

                      GENERAL INFORMATION ABOUT THE TRUST

AIM Sector Funds (the "Trust") was organized as a Delaware statutory trust on July 24, 2003. Pursuant to shareholder approval obtained at a shareholder meeting held on October 21, 2003, each series portfolio of INVESCO Sector Funds, Inc. was redomesticated as a new series of the Trust on November 20, 2003. INVESCO Sector Funds, Inc. (the "Company") was incorporated under the laws of Maryland as INVESCO Strategic Portfolios, Inc. on August 10, 1983. On October 29, 1998, the name of the Company was changed to INVESCO Sector Funds, Inc. On October 31, 1999, the Company changed its fiscal year end to March 31. On October 1, 2003, the name of the Company was changed to AIM Sector Funds, Inc. On October 15, 2004, INVESCO Energy Fund, INVESCO Financial Services Fund, INVESCO Gold & Precious Metals Fund, INVESCO Leisure Fund, INVESCO Technology Fund and INVESCO Utilities Fund changed their names to AIM Energy Fund, AIM Financial Services Fund, AIM Gold & Precious Metals Fund, AIM Leisure Fund, AIM Technology Fund and AIM Utilities Fund, respectively.

The Trust is an open-end, diversified, management investment company currently consisting of six Funds: AIM Energy Fund, AIM Financial Services Fund, AIM Gold & Precious Metals Fund, AIM Leisure Fund, AIM Technology Fund and AIM Utilities Fund (each a "Fund" and collectively, the "Funds"). Additional funds and classes may be offered in the future. Under the Amended and Restated Agreement and Declaration of Trust dated September 14, 2005, (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

"Open-end" means that each Fund may issue an indefinite number of shares which are continuously offered and which may be redeemed at net asset value ("NAV"). A "management" investment company actively buys and sells securities for each Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Funds) are commonly referred to as mutual funds.

SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue an unlimited number of shares of beneficial interest of each class of shares of each Fund.

Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge or redemption fee) at the option of the shareholder or at the option of the Trust in certain circumstances.

Each Fund offers the following separate classes of shares.

                                 INVESTOR CLASS CLASS CLASS CLASS INSTITUTIONAL
 FUND                             CLASS     A     B     C     R       CLASS
 ----                            -------- ----- ----- ----- ----- -------------

 AIM Energy Fund*                   X       X     X     X               X
 AIM Financial Services Fund*       X       X     X     X
 AIM Gold & Precious Metals Fund    X       X     X     X
 AIM Leisure Fund*                  X       X     X     X     X
 AIM Technology Fund*               X       X     X     X               X
 AIM Utilities Fund                 X       X     X     X               X

* The Fund previously offered Class K shares. Class K shares were converted to Class A shares at the close of business October 21, 2005.

The Institutional Class shares of the AIM Energy Fund, AIM Technology Fund and AIM Utilities Fund are intended for use by certain eligible institutional investors, including the following:

       .   banks and trust companies acting in a fiduciary or similar capacity;

       .   bank and trust company common and collective trust funds;

       .   banks and trust companies investing for their own account;

       . entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies);

       .   retirement plans;

       . platform sponsors with which A I M Distributors, Inc. ("AIM Distributors") has entered into an agreement; and

       .   proprietary asset allocation funds.

A share of each class of a Fund represents an identical interest in that Fund's investment portfolio and has the same rights, privileges, and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, conversion features, if any, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Funds will affect the performance of those classes. Each share of a Fund is entitled to participate equally in dividends for that class, other distributions and the proceeds of any liquidation of a class of that Fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on each class of shares will differ. All shares of a fund will be voted together, except that only the shareholders of a particular class of a Fund may vote on matters exclusively affecting that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. All shares issued and outstanding are, and all shares offered hereby when issued will be, fully paid and nonassessable. The Board has the authority to designate additional classes of beneficial interest without seeking the approval of shareholders.

Because Class B shares automatically convert to Class A shares on or about month-end eight years after the date of purchase, the Funds' distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

Shares have no preemptive rights and are freely transferable on the books of each Fund.

All shares of the Trust have equal voting rights based on one vote for each share owned. The Trust is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Trust or as may be required by applicable law or the Trust Agreement, the Board will call special meetings of shareholders.

Trustees may be removed by action of the holders of a majority of the outstanding shares of the Trust. The Funds will assist shareholders in communicating with other shareholders as required by the Investment Company Act of 1940 as amended (the "1940 Act").

Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares of the Trust voting for the election of trustees of the Trust can elect 100% of the trustees if they choose to do so. If that occurs, the holders of the remaining shares voting for the election of trustees will not be able to elect any person or persons to the Board.

Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust's Bylaws generally provide for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. Indemnification does not extend to judgments or amounts paid in settlement in any actions by or in the right of the Trust. The Trust's Bylaws provide for the advancement of payments to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, expenses for which such person would be entitled to indemnification; provided that any advancement of payments would be reimbursed unless it is ultimately determined that such person is entitled to indemnification for such expenses.

SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates and share certificates are not issued.

                        INVESTMENTS, POLICIES AND RISKS

The principal investments and policies of the Funds are discussed in the Prospectuses of the Funds. The Funds also may invest in the following securities and engage in the following practices.

ADRs AND EDRs -- American Depositary Receipts, or ADRs, are receipts typically issued by U.S. banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives a Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is "sponsored" means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An "unsponsored" ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities. European Depositary Receipts, or EDRs, are similar to ADRs, except that they are typically issued by European banks or trust companies.

CERTIFICATES OF DEPOSIT IN FOREIGN BANKS AND U.S. BRANCHES OF FOREIGN BANKS -- The Funds may maintain time deposits in and invest in U.S. dollar denominated certificates of deposit ("CDs") issued by foreign banks and U.S. branches of foreign banks. The Funds limit investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks which have more than $10 billion in assets, have branches or agencies in the U.S., and meet other criteria established by the Board. Investments in foreign securities involve special considerations. There is generally less publicly available information about foreign issuers since many foreign countries do not have the same disclosure and reporting requirements as are imposed by the U.S. securities laws. Moreover, foreign issuers are generally not bound by uniform accounting and auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Such investments may also entail the risks of possible imposition of dividend withholding or confiscatory taxes, possible currency blockage or transfer restrictions, expropriation, nationalization or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries.

The Funds may also invest in bankers' acceptances, time deposits, and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as U.S. banks. Investments in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.

COMMERCIAL PAPER -- Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the commercial paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. AIM will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

DEBT SECURITIES -- Debt securities include bonds, notes, and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which a Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which a Fund has invested.

Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") ratings provide a useful guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Lower-rated debt securities are often referred to as "junk bonds." Increasing the amount of Fund assets invested in unrated or lower-grade straight debt securities may increase the yield produced by a Fund's debt securities but will also increase the credit risk of those securities. A debt security is considered lower-grade if it is rated Ba or less by Moody's or BB or less by S&P at the time of purchase. Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Although a Fund may invest in debt securities assigned lower grade ratings by S&P or Moody's at the time of purchase, the Funds' investments have generally been limited to debt securities rated B or higher by either S&P or Moody's at the time of purchase. Debt securities rated lower than B by either S&P or Moody's are usually considered to be speculative. At the time of purchase, AIM will limit Fund investments to debt securities which AIM believes are not highly speculative and which are rated at least CCC by S&P or Caa by Moody's.

A significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could adversely affect their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely impact issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities. Therefore, AIM attempts to limit purchases of lower-rated securities to securities having an established secondary market.

Debt securities rated Caa by Moody's may be in default or may present risks of non-payment of principal or interest. Lower-rated securities by S&P (categories BB, B, or CCC) include those which are predominantly speculative because of the issuer's perceived capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are usually outweighed by large uncertainties or major risk exposures to adverse conditions.

The Funds expect that most emerging country debt securities in which they invest will not be rated by U.S. rating services. Although bonds in the lowest investment grade debt category (those rated BBB by S&P, Baa by Moody's or the equivalent) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds. Lower-rated bonds by Moody's (categories Ba, B, or Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower-rated bonds by S&P (categories BB, B, or CCC) include those that are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds having equivalent ratings from other rating services will have characteristics similar to those of the corresponding S&P and Moody's ratings. For a specific description of S&P and Moody's corporate bond rating categories, please refer to Appendix A.

The Funds may invest in zero coupon bonds, step-up bonds, mortgage-backed securities, and asset-backed securities. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. The market values of zero coupon and step-up bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. A Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until the maturity or call date of a bond, in order for the Fund to maintain its qualification as a regulated investment company. These required distributions could reduce the amount of cash available for investment by a Fund.

DOMESTIC BANK OBLIGATIONS -- U.S. banks (including their foreign branches) issue CDs and bankers' acceptances which may be purchased by the Funds if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets the Funds' credit rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank. Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). Bankers' acceptances are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount. Both types of securities are subject to the ability of the issuing bank to meet its obligations, and are subject to risks common to all debt securities. In addition, Eurodollar CDs and banker's acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

EQUITY SECURITIES -- The Funds may invest in common, preferred, and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Owners of stock, such as the Funds, share in a corporation's earnings through dividends which may be declared by the corporation, although the receipt of dividends is not the principal benefit that the Funds seek when they invest in stocks and similar instruments.

Instead, the Funds seek to invest in stocks that will increase in market value and may be sold for more than a Fund paid to buy them. Market value is based upon constantly changing investor perceptions of what the company is worth compared to other companies. Although dividends are a factor in the changing market value of stocks, many companies do not pay dividends, or pay comparatively small dividends. The principal risk of investing in equity securities is that their market values fluctuate constantly, often due to factors entirely outside the control of the Funds or the company issuing the stock. At any given time, the market value of an equity security may be significantly higher or lower than the amount paid by a Fund to acquire it.

Owners of preferred stocks are entitled to dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company's debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.

The Funds also may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an "investment value" which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values.

Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

EUROBONDS AND YANKEE BONDS -- Bonds issued by foreign branches of U.S. banks ("Eurobonds") and bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds"). These bonds are bought and sold in U.S. dollars, but generally carry with them the same risks as investing in foreign securities.

FOREIGN SECURITIES -- Investments in the securities of foreign companies, or companies that have their principal business activities outside the United States, involve certain risks not associated with investments in U.S. companies. Non-U.S. companies generally are not subject to the same uniform accounting, auditing, and financial reporting standards that apply to U.S. companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. There may also be less publicly available information about a foreign company.

Although the volume of trading in foreign securities markets is growing, securities of many non-U.S. companies may be less liquid and have greater swings in price than securities of comparable U.S. companies. The costs of buying and selling securities on foreign securities exchanges are generally significantly higher than similar costs in the United States. There is generally less government supervision and regulation of exchanges, brokers, and issuers in foreign countries than there is in the United States. Investments in non-U.S. securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation, and imposition of withholding taxes on dividends or interest payments. If it becomes necessary, it may be more difficult for a Fund to obtain or to enforce a judgment against a foreign issuer than against a domestic issuer.

Securities traded on foreign markets are usually bought and sold in local currencies, not in U.S. dollars. Therefore, the market value of foreign securities acquired by a Fund can be affected -- favorably or unfavorably -- by changes in currency rates and exchange control regulations. Costs are incurred in converting money from one currency to another. Foreign currency exchange rates are determined by supply and demand on the foreign exchange markets. Foreign exchange markets are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors, all of which are outside the control of each Fund. Generally, the Funds' foreign currency exchange transactions will be conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.

FUTURES, OPTIONS, AND OTHER FINANCIAL INSTRUMENTS

General. AIM may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of a Fund's investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures contracts (sometimes referred to as "futures"), forward contracts, swaps, caps, floors, and collars (collectively, "Financial Instruments"). The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.

Hedging strategies can be broadly categorized as "short" hedges and "long" or "anticipatory" hedges. A short hedge involves the use of a Financial Instrument in order to partially or fully offset potential variations in the value of one or more investments held in a Fund's portfolio. A long or anticipatory hedge involves the use of a Financial Instrument in order to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. In an anticipatory hedge transaction, the Fund does not already own a corresponding security. Rather, the hedge relates to a security or type of security that the Fund intends to acquire. If the Fund does not eliminate the hedge by purchasing the security as anticipated, the effect on the Fund's portfolio is the same as if a long position were entered into. Financial Instruments may also be used, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

Financial Instruments on individual securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund already owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge all or a portion of a portfolio against price movements of the securities within a market sector in which the Fund has invested or expects to invest.

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several exchanges upon which they are traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, the Funds' ability to use Financial Instruments will be limited by tax considerations. See "Tax Consequences of Owning Shares of a Fund."

In addition to the instruments and strategies described below, AIM may use other similar or related techniques to the extent that they are consistent with a Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The Funds' Prospectuses or SAI will be supplemented to the extent that new products or techniques become employed involving materially different risks than those described below or in the Prospectuses.

Special Risks. Financial Instruments and their use involve special considerations and risks, certain of which are described below.

(1) Financial Instruments may increase the volatility of a Fund. If AIM employs a Financial Instrument that correlates imperfectly with a Fund's investments, a loss could result, regardless of whether or not the intent was to manage risk. In addition, these techniques could result in a loss if there is not a liquid market to close out a position that a Fund has entered.

(2) There might be imperfect correlation between price movements of a Financial Instrument and price movement of the investment(s) being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment(s), the hedge would not be fully successful. This might be caused by certain kinds of trading activity that distorts the normal price relationship between the security being hedged and the Financial Instrument. Similarly, the effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

The Funds are authorized to use options and futures contracts related to securities with issuers, maturities or other characteristics different from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of a Fund's portfolio investments.

The direction of options and futures price movements can also diverge from the direction of the movements of the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may take positions in options and futures contracts with a greater or lesser face value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements of portfolio securities. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because AIM projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase would likely be wholly or partially offset by a decline in the value of the short position in the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

(4) A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the degree of liquidity of the market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(5) As described below, the Funds are required to maintain assets as "cover," maintain segregated accounts or make margin payments when they take positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

Cover. Positions in Financial Instruments, other than purchased options, expose the Funds to an obligation to another party. A Fund will not enter into any such transaction unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its obligations to the extent not covered as provided in
(1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid assets as segregated in the prescribed amount as determined daily.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding Financial Instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to hold as segregated could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options. Each Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). A call option gives the purchaser the right to buy, and obligates the writer to sell the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. See "Options on Indexes" below with regard to cash settlement of option contracts on index values.

The purchase of call options can serve as a hedge against a price rise of the underlying security and the purchase of put options can serve as a hedge against a price decline of the underlying security. Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long or anticipatory hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Options embody the possibility of large amounts of exposure, which will result in a Fund's net asset value being more sensitive to changes in the value of the related investment. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit from the transaction.

The Funds' ability to establish and close out positions in options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to the option's expiration. If a Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities subject to the call or the liquid assets underlying the put until a closing purchase transaction can be entered into or the option expires. However, there can be no assurance that such a market will exist at any particular time.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and changes in value depend on changes in the index in question. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, upon exercise of the call, the purchaser will receive from the Fund an amount of cash equal to the positive difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put to deliver to the Fund an amount of cash equal to the positive difference between the exercise price of the put and the closing price of the index times the multiplier. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the positive difference between the exercise price of the put and the closing level of the index times the multiplier.

The risks of purchasing and selling options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot fulfill its potential settlement obligations by delivering the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level. As with other kinds of options, a Fund as the call writer will not learn what it has been assigned until the next business day. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because in that case the writer's obligation is to deliver the underlying security, not to pay its value as of a moment in the past. In contrast, the writer of an index call will be required to pay cash in an amount based on the difference between the closing index value on the exercise date and the exercise price. By the time a Fund learns what it has been assigned, the index may have declined. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund nevertheless will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. When a Fund purchases or sells a futures contract, it incurs an obligation respectively to take or make delivery of a specified amount of the obligation underlying the contract at a specified time and price. When a Fund writes an option on a futures contract, it becomes obligated to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, on exercise it assumes a short futures position. If it writes a put, on exercise it assumes a long futures position.

The purchase of futures or call options on futures can serve as a long or an anticipatory hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

In addition, futures strategies can be used to manage the "duration" (a measure of anticipated sensitivity to changes in interest rates, which is sometimes related to the weighted average maturity of a portfolio) and associated interest rate risk of a Fund's fixed-income portfolio. If AIM wishes to shorten the duration of a Fund's fixed-income portfolio (i.e., reduce anticipated sensitivity), the Fund may sell an appropriate debt futures contract or a call option thereon, or purchase a put option on that futures contract. If AIM wishes to lengthen the duration of a Fund's fixed-income portfolio (i.e., increase anticipated sensitivity), the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

At the inception of a futures contract, a Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Initial margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Subsequent "variation margin" payments are made to and received from the futures broker daily as the value of the futures or written option position varies, a process known as "marking-to-market." Unlike margin in securities transactions, initial margin on futures contracts and written options on futures contracts does not represent a borrowing on margin, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required to increase the level of initial margin deposits. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities in order to do so at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to continue to maintain the position being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

Risks of Futures Contracts and Options Thereon. The ordinary spreads at a given time between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Due to the possibility of distortion, a hedge may not be successful. Although stock index futures contracts do not require physical delivery, under extraordinary market conditions, liquidity of such futures contracts also could be reduced. Additionally, AIM may be incorrect in its expectations as to the extent of various interest rates, currency exchange rates or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of a hedge increases as the composition of a Fund's portfolio diverges from the index. The price of the index futures may move proportionately more than or less than the price of the securities being hedged. If the price of the index futures moves proportionately less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. Assuming the price of the securities being hedged has moved in an unfavorable direction, as anticipated when the hedge was put into place, the Fund would be in a better position than if it had not hedged at all, but not as good as if the price of the index futures moved in full proportion to that of the hedged securities. However, if the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement of the price of the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

Where index futures are purchased in an anticipatory hedge, it is possible that the market may decline instead. If a Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies--Special Considerations. A Fund may use options and futures contracts on foreign currencies, as mentioned previously, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or, in certain circumstances, for investment (e.g., as a substitute for investing in securities denominated in foreign currency). Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.

A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, a Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which AIM believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes, and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts and Foreign Currency Deposits. The Funds may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered. Forward currency contracts are negotiated directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long or anticipatory hedges. For example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contracts may also serve as short hedges. For example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Funds may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Funds may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if AIM anticipates that there will be a positive correlation between the two currencies.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

As is the case with futures contracts, purchasers, and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to segregate cash or liquid assets.

The precise matching of forward currency contract amounts and the value of the securities, dividends, or interest payments involved generally will not be possible because the value of such securities, dividends, or interest payments, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Forward currency contracts may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as AIM anticipates. There is no assurance that AIM's use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

The Funds may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

Combined Positions. A Fund may purchase and write options or futures in combination with each other, or in combination with futures or forward currency contracts, to manage the risk and return characteristics of its overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs.

Turnover. The Funds' options and futures activities may affect their turnover rates and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, increasing turnover. Although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors, and Collars. The Funds are authorized to enter into swaps, caps, floors, and collars. Swaps involve the exchange by one party with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap or a floor entitles the purchaser, to the extent that a specified index exceeds in the case of a cap, or falls below in the case of a floor, a predetermined value, to receive payments on a notional principal amount from the party selling such instrument. A collar combines elements of buying a cap and selling a floor.

GOLD BULLION -- AIM Gold & Precious Metals Fund may invest up to 10% at the time of purchase of its total assets directly in gold bullion. The two largest national producers of gold bullion are the Republic of South Africa and the former states of the Soviet Union. Changes in political and economic conditions affecting either country may have a direct impact on its sales of gold bullion. AIM Gold & Precious Metals Fund will purchase gold bullion from, and sell gold bullion to, banks (both U.S. and foreign) and dealers who are members of, or affiliated with members of, a regulated U.S. commodities exchange, in accordance with applicable investment laws. Values of gold bullion held by the Gold & Precious Metals Fund are based upon daily quotes provided by banks or brokers dealing in such commodities.

HOLDRs -- Holding Company Depositary Receipts, or HOLDRs, are trust-issued receipts that represent a Fund's beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, a Fund's investment will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

ILLIQUID SECURITIES -- Securities which do not trade on stock exchanges or in the over-the-counter market, or have restrictions on when and how they may be sold, are generally considered to be "illiquid." An illiquid security is one that a Fund may have difficulty -- or may even be legally precluded from -- selling at any particular time. A Fund may invest in illiquid securities, including restricted securities and other investments which are not readily marketable. A Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that a Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over-the-counter market.

INITIAL PUBLIC OFFERINGS ("IPOs") -- The Funds may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund for as long as it has a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investment, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Funds may realize taxable gains they will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

INTERFUND BORROWING AND LENDING PROGRAM -- Pursuant to an exemptive order issued by the SEC dated December 21, 1999, a Fund may lend money to, and borrow money for temporary purposes from other funds advised by AIM (the "AIM Funds"). A Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

INVESTMENT COMPANY SECURITIES -- To manage their daily cash positions, the Funds may invest in securities issued by other investment companies, including investment companies advised by AIM and its affiliates (pursuant to an exemptive order dated June 9, 1999) that invest in short-term debt securities and seek to maintain a net asset value of $1.00 per share ("money market funds"). The Funds also may invest in Exchange-Traded Funds ("ETFs"). ETFs are investment companies that are registered under the 1940 Act as open-end funds or Unit Investment Trusts ("UITs"). ETFs are based on specific domestic and foreign indices. ETF shares are sold and redeemed at net asset value only in large blocks. In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. The 1940 Act limits investments in securities of other investment companies. These limitations include, among others, that, subject to certain exceptions: (i) A Fund may not invest more than 10% of its total assets in securities issued by other investment companies; (ii) A Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) and A Fund may not purchase more than 3% of the total outstanding voting stock of another investment company.

MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a

"pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers, and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. AIM will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Government National Mortgage Association (GNMA). GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, a Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

Federal National Mortgage Association (FNMA). FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers, and Other Secondary Market Issuers. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Collateralized Mortgage Obligations (CMOs). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A Real Estate Mortgage Investment Conduit ("REMIC") is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended and is an investment in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

Risks of Mortgage-Backed Securities. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social, and other factors, such as the sale of the underlying property, refinancing, or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

ASSET-BACKED SECURITIES. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases, and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool in a timely fashion ("liquidity protection"). In addition, asset-backed securities may include insurance, such as guarantees, policies, or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

REAL ESTATE INVESTMENT TRUSTS - To the extent consistent with their investment objectives and policies, the Funds may invest in securities issued by real estate investment trusts ("REITs").

REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

To the extent that the Funds have the ability to invest in REITs, a Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Funds, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

In addition to the risks described above, REITs may be affected by any changes in the value of the underlying property in their portfolios. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs.

REPURCHASE AGREEMENTS -- A Fund may enter into repurchase agreements ("REPOs") on debt securities that the Fund is allowed to hold in its portfolio. This is a way to invest money for short periods. A REPO is an agreement under which the Fund acquires a debt security and then resells it to the seller at an agreed-upon price and date (normally, the next business day). The repurchase price represents an interest rate effective for the short period the debt security is held by the Fund, and is unrelated to the interest rate on the underlying debt security. A repurchase agreement is often considered as a loan collateralized by securities. The collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement. The collateral securities are held by a Fund's custodian bank until the repurchase agreement is completed.

The Funds may enter into repurchase agreements with financial institutions that are creditworthy under standards established by AIM. AIM must use these standards to review the creditworthiness of any financial institution that is a party to a REPO. REPOs maturing in more than seven days are considered illiquid securities. A Fund will not enter into repurchase agreements maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in these repurchase agreements and other illiquid securities.

As noted above, the Funds use REPOs as a means of investing cash for short periods of time. Although REPOs are considered to be highly liquid and comparatively low-risk, the use of REPOs does involve some risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss on the sale of the collateral security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

RULE 144A SECURITIES -- A Fund also may invest in securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). In recent years, a large institutional market has developed for many Rule 144A Securities. Institutional investors generally cannot sell these securities to the general public but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold to other institutional investors, or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions does not necessarily mean that a Rule 144A Security is illiquid. Institutional markets for Rule 144A Securities may provide both reliable market values for Rule 144A Securities and enable a Fund to sell a Rule 144A investment when appropriate. For this reason, the Board has concluded that if a sufficient institutional trading market exists for a given Rule 144A Security, it may be considered "liquid," and not subject to a Fund's limitations on investment in restricted securities. The Board has given AIM the day-to-day authority to determine the liquidity of Rule 144A Securities, according to guidelines approved by the Board. The principal risk of investing in Rule 144A Securities is that there may be an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by a Fund, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

LENDING PORTFOLIO SECURITIES -- The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

A Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. The Fund would receive income in lieu of dividends on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly, or in the event of a default by the borrower. The Fund could also experience delays and cost in gaining access to the collateral.

Any cash received as collateral for loaned securities will be invested, in accordance with a Fund's investment guidelines, in short-term money market instruments or Affiliated Money Market Funds. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset.

SOVEREIGN DEBT -- In certain emerging countries, the central government and its agencies are the largest debtors to local and foreign banks and others. Sovereign debt involves the risk that the government, as a result of political considerations or cash flow difficulties, may fail to make scheduled payments of interest or principal and may require holders to participate in rescheduling of payments or even to make additional loans. If an emerging country government defaults on its sovereign debt, there is likely to be no legal proceeding under which the debt may be ordered repaid, in whole or in part. The ability or willingness of a foreign sovereign debtor to make payments of principal and interest in a timely manner may be influenced by, among other factors, its cash flow, the magnitude of its foreign reserves, the availability of foreign exchanges on the payment date, the debt service burden to the economy as a whole, the debtor's then-current relationship with the International Monetary Fund, and its then-current political constraints. Some of the emerging countries issuing such instruments have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance government programs, and may have other adverse social, political, and economic consequences, including effects on the willingness of such countries to service their sovereign debt. An emerging country government's willingness and ability to make timely payments on its sovereign debt also are likely to be heavily affected by the country's balance of trade and its access to trade and other international credits. If a country's exports are concentrated in a few commodities, such country would be more significantly exposed to a decline in the international prices of one or more of such commodities. A rise in protectionism on the part of its trading partners, or unwillingness by such partners to make payment for goods in hard currency, could also adversely affect the country's ability to export its products and repay its debts. Sovereign debtors may also be dependent on expected receipts from such agencies and others abroad to reduce principal and interest arrearages on their debt. However, failure by the sovereign debtor or other entity to implement economic reforms negotiated with multilateral agencies or others, to achieve specified levels of economic performance, or to make other debt payments when due, may cause third parties to terminate their commitments to provide funds to the sovereign debtor, which may further impair such debtor's willingness or ability to service its debts.

The Funds may invest in debt securities issued under the "Brady Plan" in connection with restructurings in emerging country debt markets or earlier loans. These securities, often referred to as "Brady Bonds," are, in some cases, denominated in U.S. dollars and collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity. At least one year's interest payments, on a rolling basis, are collateralized by cash or other investments. Brady Bonds are actively traded on an over-the-counter basis in the secondary market for emerging country debt securities. Brady Bonds are lower-rated bonds and highly volatile.

UNSEASONED ISSUERS -- The Funds may purchase securities in unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

U.S. GOVERNMENT SECURITIES -- Each Fund may, from time to time, purchase debt securities issued by the U.S. government. These securities include Treasury bills, notes, and bonds. Treasury bills have a maturity of one year or less, Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

U.S. government debt securities also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some obligations of U.S. government agencies, which are established under the authority of an act of Congress, such as GNMA Participation Certificates, are supported by the full faith and credit of the U.S. Treasury. GNMA Certificates are mortgagebacked securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA Certificate.

Other United States government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. A Fund will invest in securities of such instrumentalities only when AIM is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

WHEN-ISSUED/DELAYED DELIVERY -- The Funds normally buy and sell securities on an ordinary settlement basis. That means that the buy or sell order is sent, and a Fund actually takes delivery or gives up physical possession of the security on the "settlement date," which is three business days later. However, the Funds also may purchase and sell securities on a when-issued or delayed delivery basis.

When-issued or delayed delivery transactions occur when securities are purchased or sold by a Fund and payment and delivery take place at an agreed-upon time in the future. The Funds may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When a Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No payment or delivery is made by a Fund until it receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect a Fund.

INVESTMENTS IN ENTITIES WITH RELATIONSHIPS WITH THE FUNDS/ADVISOR -- The Funds may invest in securities issued, sponsored or guaranteed by the following types of entities or their affiliates: (i) entities that sell shares of the AIM Funds; (ii) entities that rate or rank the AIM Funds; (iii) exchanges on which the AIM Funds buy or sell securities; and (iv) entities that provide services to the AIM Funds (e.g., custodian banks). The Funds will decide whether to invest in or sell securities issued by these entities based on the merits of the specific investment opportunity.

                            INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by each respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund. As provided in the 1940 Act, a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or
(2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Except with respect to borrowing, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security. Each Fund may not:

    1. with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

    2. underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities;

    3. borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

    4. issue senior securities, except as permitted under the 1940 Act;

    5. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

    6. purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments. This restriction shall not prevent AIM
       Gold & Precious Metals Fund from investing in gold bullion;

    7. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

    8. purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry; provided however, that (i) AIM Energy Fund will invest 25% or more of its assets in one or more energy-related industries; (ii) AIM Financial Services Fund will invest 25% or more of its assets in one or more financial services-related industries; (iii) AIM Gold & Precious Metals Fund will invest 25% or more of its assets in one or more gold and precious metals-related industries; (iv) AIM Leisure Fund will invest 25% or more of its assets in one or more leisure-related industries; (v) AIM Technology Fund will invest 25% or more of its assets in one or more technology-related industries; and (vi) AIM Utilities Fund will invest 25% or more of its assets in one or more utilities-related industries; or

    9. each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by AIM or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

In addition, each Fund has the following non-fundamental policies, which may be changed without shareholder approval:

    A. The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.

    B. The Fund may borrow money only from a bank or from an open-end management investment company managed by AIM or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (3)).

    C. The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

    D. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

    E. AIM Gold & Precious Metals Fund may invest up to 10% at the time of purchase of its total assets in gold bullion.

    F. With respect to fundamental restriction (8) above, (i) energy-related industries include, but are not limited to, oil companies, oil and gas exploration companies, natural gas pipeline companies, refinery companies, energy conservation companies, coal companies, alternative energy companies, and innovative energy technology companies;
       (ii) financial services-related industries include, but are not limited to, banks (regional and money-centers), insurance companies (life, property and casualty, and multiline), investment and miscellaneous industries (asset managers, brokerage firms, and government-sponsored agencies), and suppliers to financial services companies; (iii) gold and precious metals-related industries include, but are not limited to, those involved in exploring for, mining, processing, or dealing and investing in gold, gold bullion, silver, platinum, palladium, and diamonds; (iv) leisure-related industries include, but are not limited to, hotels/gaming, publishing, advertising, beverages, audio/video, broadcasting-radio/TV, cable & satellite operators, cable & satellite programmers, motion pictures & TV, recreation services/entertainment, retail, and toys; (v) real estate-related industries include, but are not limited to, real estate brokers, home builders or real estate developers, companies with substantial real estate holdings, and companies with significant involvement in the real estate industry;
       (vi) technology-related industries include, but are not limited to, various applied technologies, hardware, software, semiconductors, telecommunications equipment and services, and service-related companies in information technology; and (vii) utilities-related industries include, but are not limited to, companies that produce, generate, transmit, or distribute natural gas or electricity, as well as companies that provide telecommunications services, including local, long distance and wireless.

    G. The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

In addition, with respect to a Fund that may invest in municipal securities, the following non-fundamental policy applies, which may be changed without shareholder approval:

       Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality, and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by a Fund exceeds 10% of the Fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity. With respect to a Fund that is not a money market fund, securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to the limitations set forth in the preceding sentence.

PORTFOLIO TURNOVER -- AIM Energy Fund's portfolio turnover rate decreased from 123% in 2004 to 45% in 2005. AIM Technology Fund's portfolio turnover rate decreased from 141% in 2004 to 92% in 2005. AIM Utilities Fund's portfolio turnover rate decreased from 101% in 2004 to 33% in 2005. Each of the Funds was involved in mergers on November 24, 2003, that resulted in the acquisition of the assets of one or more funds. The sale of the acquired securities and the resulting purchases of new portfolio securities contributed to the high portfolio turnover during the fiscal year ended 2004. For the fiscal year ended March 31, 2005, purchases and sale of portfolio securities were not affected by such circumstances; and therefore the portfolio turnover for each Fund decreased significantly.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS

The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings (the "Holdings Disclosure Policy"). AIM and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of AIM and its affiliates may release information about portfolio securities in certain contexts are provided below.

PUBLIC RELEASE OF PORTFOLIO HOLDINGS. The Funds disclose the following portfolio holdings information on http://www.aiminvestments.com/1/:

                            APPROXIMATE DATE OF       INFORMATION REMAINS
INFORMATION                   WEBSITE POSTING          POSTED ON WEBSITE
-----------               ------------------------  ------------------------
Top ten holdings as of    15 days after month-end   Until replaced with the
month-end                                           following month's top
                                                    ten holdings

Select holdings included  29 days after calendar    Until replaced with the
in the Fund's Quarterly   quarter-end               following quarter's
Performance Update                                  Quarterly Performance
                                                    Update

Complete portfolio        30 days after calendar    For one year
holdings as of calendar   quarter- end
quarter-end

Complete portfolio        60-70 days after fiscal   For one year
holdings as of fiscal     quarter-end
quarter-end

These holdings are listed along with the percentage of the Fund's net assets they represent. Generally, employees of AIM and its affiliates may not disclose such portfolio holdings until one day after they have been posted on http://www.aiminvestments.com. You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS PURSUANT TO NON-DISCLOSURE AGREEMENT. Employees of AIM and its affiliates may disclose non-public full portfolio holdings on a selective basis only if the Internal Compliance Controls Committee (the "ICCC") of A I M Management Group Inc. ("AIM Management") approves the parties to whom disclosure of non-public full portfolio holdings will be made. The ICCC must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and address any perceived conflicts of interest between shareholders of such Fund and AIM or its affiliates as part of granting its approval.

The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the AIM Funds Code of Ethics by the Chief Compliance Officer (or her designee) of AIM and the AIM Funds and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended) that may arise in connection with the Holdings Disclosure Policy. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which AIM provides selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the applicable Fund and AIM or its affiliates brought to the Board's attention by AIM.

AIM discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the AIM
Funds:

  .   Attorneys and accountants;
  .   Securities lending agents;

--------
/1/ To locate the Fund's portfolio holdings information on,http:\\www.aiminvestments.com, click on the Products and Performance tab, then click on the Mutual Funds link, then click on the Fund Overview link and select the Fund from the drop down menu. Links to the Fund's portfolio holdings are located in the upper right side of this website page.

  .   Lenders to the AIM Funds;
  .   Rating and rankings agencies;
  .   Persons assisting in the voting of proxies;
  .   AIM Funds' custodians;
  .   The AIM Funds' transfer agent(s) (in the event of a redemption in kind);
  . Pricing services, market makers, or other persons who provide systems or software support in connection with AIM Funds' operations (to determine the price of securities held by an AIM Fund);
  .   Financial printers;
  . Brokers identified by the AIM Funds' portfolio management team who provide execution and research services to the team; and
  . Analysts hired to perform research and analysis to the AIM Funds' portfolio management team.

In many cases, AIM will disclose current portfolio holdings on a daily basis to these persons. In these situations, AIM has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information ("Non-disclosure Agreements"). Please refer to Appendix B for a list of examples of persons to whom AIM provides non-public portfolio holdings on an ongoing basis.

AIM will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over AIM and its affiliates or the Funds.

The Holdings Disclosure Policy provides that AIM will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by AIM or one of its affiliates) for the selective disclosure of portfolio holdings information.

DISCLOSURE OF CERTAIN PORTFOLIO HOLDINGS AND RELATED INFORMATION WITHOUT NON-DISCLOSURE AGREEMENT. AIM and its affiliates that provide services to the Funds, and the Funds' subadvisors, if applicable, and each of their employees may receive or have access to portfolio holdings as part of the day to day operations of the Funds.

From time to time, employees of AIM and its affiliates may express their views orally or in writing on one or more of the Funds' portfolio securities or may state that a Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund's most recent quarter-end and therefore may not be reflected on the list of the Fund's most recent quarter-end portfolio holdings disclosed on the website. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which AIM or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

From time to time, employees of AIM and its affiliates also may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. AIM may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund's portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

DISCLOSURE OF PORTFOLIO HOLDINGS BY TRADERS. Additionally, employees of AIM and its affiliates may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds' portfolio securities. AIM does not enter into formal Non-disclosure Agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who AIM believed was misusing the disclosed information.

DISCLOSURE OF PORTFOLIO HOLDINGS OF OTHER AIM-MANAGER PRODUCTS. AIM and its affiliates manage products sponsored by companies other than AIM, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain AIM Funds and thus have similar portfolio holdings. The sponsors of these other products managed by AIM and its affiliates may disclose the portfolio holdings of their products at different times than AIM discloses portfolio holdings for the AIM Funds.

AIM provides portfolio holdings information for portfolios of AIM Variable Insurance Funds (the "Insurance Funds") to insurance companies whose variable annuity and variable life insurance accounts invest in the Insurance Funds ("Insurance Companies"). AIM may disclose portfolio holdings information for the Insurance Funds to Insurance Companies with which AIM has entered into Non-disclosure Agreements up to five days prior to the scheduled dates for AIM's disclosure of similar portfolio holdings information for other AIM Funds on http://www.aiminvestments.com. AIM provides portfolio holdings information for the Insurance Funds to such Insurance Companies to allow them to disclose this information on their websites at approximately the same time that AIM discloses portfolio holdings information for the other AIM Funds on its website. AIM manages the Insurance Funds in a similar fashion to certain other AIM Funds and thus the Insurance Funds and such other AIM Funds have similar portfolio holdings. AIM does not disclose the portfolio holdings information for the Insurance Funds on its website, and not all Insurance Companies disclose this information on their websites.

                            MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISOR

AIM is the investment advisor for each Fund. Prior to November 25, 2003, INVESCO Funds Group, Inc. ("IFG") served as the investment advisor.

AIM, located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios, encompassing a broad range of investment objectives. AIM is a direct wholly-owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976.

AIM and AIM Management are each an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

INVESTMENT ADVISORY AGREEMENT

As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Fund. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Master Investment Advisory Agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to the Funds. The investment advisory services of AIM are not exclusive and AIM is free to render investment advisory services to others, including other investment companies.

AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of the Funds' accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

The Master Investment Advisory Agreement provides that the Funds will pay or cause to be paid all expenses of the Funds not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

Pursuant to its investment advisory agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates indicated in the second column below, based on the average daily net assets of the Fund during the year:

                             ANNUAL RATE/NET ASSET PER    MAXIMUM ADVISORY FEE       MAXIMUM ADVISORY FEE
FUND NAME                       ADVISORY AGREEMENT     RATE AFTER JANUARY 1, 2005 RATES COMMITTED UNTIL DATE
---------                    ------------------------- -------------------------- --------------------------
AIM Energy Fund              0.75% of the first $350M   0.75% of the first $250M        June 30, 2006
                             0.65% of the next $350M    0.74% of the next $250M
                             0.55% of the next $1.3B    0.73% of the next $500M
                             0.45% of the next $2B      0.72% of the next $1.5B
                             0.40% of the next $2B      0.71% of the next $2.5B
                             0.375% of the next $2B     0.70% of the next $2.5B
                             0.35% of the excess over   0.69% of the next $2.5B
                             $8B                        0.68% of the excess over
                                                        $10B

AIM Financial Services Fund, 0.75% of first $350 M      0.75% of the first $250M        June 30, 2006
AIM Gold & Precious Metals   0.65% of next $350 M       0.74% of the next $250M
  Fund,                      0.55% of the next $1.3B    0.73% of the next $500M
AIM Leisure Fund,            0.45% of next $2 B         0.72% of the next $1.5B
AIM Technology Fund and      0.40% of next $2 B         0.71% of the next $2.5B
AIM Utilities Fund           0.375% of next $2 B        0.70% of the next $2.5B
                             0.35% of amount over $8    0.69% of the next $2.5B
                             B                          0.68% of the excess over
                                                        $10B

The management fees payable by each Fund, the amounts waived by AIM and/or IFG, as applicable, and the net fees paid by each Fund for the fiscal years ended March 31, 2004 and 2005 are as follows:

FUND NAME                        MARCH 31, 2005                     MARCH 31, 2004
---------              ---------------------------------- ----------------------------------
                       MANAGEMENT  MANAGEMENT    NET      MANAGEMENT  MANAGEMENT    NET
                          FEE         FEE     MANAGEMENT     FEE         FEE     MANAGEMENT
                        PAYABLE     WAIVERS    FEE PAID    PAYABLE     WAIVERS    FEE PAID
                       ----------- ---------- ----------- ----------- ---------- -----------
AIM Energy Fund        $ 3,081,975  $ 7,020   $ 3,074,955 $ 1,961,154   $1,139   $ 1,960,015
AIM Financial Services
  Fund                 $ 6,238,104  $15,532   $ 6,222,572 $ 6,269,673   $1,618   $ 6,268,055
AIM Gold & Precious
  Metals Fund          $   956,510  $ 3,699   $   952,811 $   977,792   $  313   $   977,479
AIM Leisure Fund       $ 5,986,641  $11,083   $ 5,975,558 $ 5,662,406   $3,101   $ 5,659,305
AIM Technology Fund    $10,500,091  $22,884   $10,477,207 $15,105,891   $    0   $15,105,891
AIM Utilities Fund     $ 1,624,156  $88,199   $ 1,535,957 $   952,940   $  139   $   952,801

Prior to November 25, 2003, IFG served as investment advisor to the Funds. During the period ended March 31, 2003, each Fund paid IFG advisory fees in the dollar amounts shown. If applicable, the advisory fees were offset by credits in the amounts shown below, so that a Fund's fees were not in excess of the expense limitations shown, which were voluntarily agreed to by the Company and IFG. The fee is allocated daily to each class based on the relative proportion of net assets represented by such class.

                                       ADVISORY   TOTAL EXPENSE  TOTAL EXPENSE
                                      FEE DOLLARS REIMBURSEMENTS  LIMITATIONS
                                      ----------- -------------- -------------
  INVESTOR CLASS
  AIM ENERGY FUND
  Year Ended March 31, 2003            2,050,307         N/A          N/A
  AIM FINANCIAL SERVICES FUND
  Year Ended March 31, 2003            6,122,659         N/A          N/A
  AIM GOLD & PRECIOUS METALS FUND
  Year Ended March 31, 2003              835,712         N/A          N/A
  AIM LEISURE FUND
  Year Ended March 31, 2003            4,325,688         N/A          N/A
  AIM TECHNOLOGY FUND
  Year Ended March 31, 2003            6,450,728         N/A          N/A
  AIM UTILITIES FUND
  Year Ended March 31, 2003              655,934     526,139         1.30%

  INSTITUTIONAL CLASS
  AIM TECHNOLOGY FUND
  Year Ended March 31, 2003            5,032,432           0         1.15%/1/

  CLASS A
  AIM ENERGY FUND
  Year Ended March 31, 2003               47,926           0         1.65%/2/
  AIM FINANCIAL SERVICES FUND
  Year Ended March 31, 2003               20,833       3,917         1.40%/3/
  AIM GOLD & PRECIOUS METALS FUND
  Year Ended March 31, 2003               11,649         431         2.10%/4/
  AIM LEISURE FUND
  Year Ended March 31, 2003              119,744           0         1.50%/5/
  AIM TECHNOLOGY FUND
  Year Ended March 31, 2003               12,982         818         1.50%/5/

                                       ADVISORY   TOTAL EXPENSE  TOTAL EXPENSE
                                      FEE DOLLARS REIMBURSEMENTS  LIMITATIONS
                                      ----------- -------------- -------------
  AIM UTILITIES FUND
  Year Ended March 31, 2003               2,533        1,095         1.40%/6/

  CLASS B
  AIM ENERGY FUND
  Year Ended March 31, 2003               5,555          582         2.30%/7/
  AIM FINANCIAL SERVICES FUND
  Year Ended March 31, 2003               4,450        2,056         2.05%/8/
  AIM GOLD & PRECIOUS METALS FUND
  Year Ended March 31, 2003               6,563            0         2.75%/9/
  AIM LEISURE FUND
  Year Ended March 31, 2003              36,036        4,408         2.15%/11/
  AIM TECHNOLOGY FUND
  Year Ended March 31, 2003               1,084        1,027         2.15%/12/
  AIM UTILITIES FUND
  Year Ended March 31, 2003               1,296          943         2.05%/10/

  CLASS C
  AIM ENERGY FUND
  Year Ended March 31, 2003              75,869       20,103         2.30%/13/
  AIM FINANCIAL SERVICES FUND
  Year Ended March 31, 2003              85,164            0         2.75%/13/
  AIM GOLD & PRECIOUS METALS FUND
  Year Ended March 31, 2003              18,502            0         2.75%/13/
  AIM LEISURE FUND
  Year Ended March 31, 2003             123,328            0         2.75%/13/
  AIM TECHNOLOGY FUND
  Year Ended March 31, 2003              47,458      100,306         2.15%/13/
  AIM UTILITIES FUND
  Year Ended March 31, 2003               7,076       15,628         2.05%

                                       ADVISORY   TOTAL EXPENSE  TOTAL EXPENSE
                                      FEE DOLLARS REIMBURSEMENTS  LIMITATIONS
                                      ----------- -------------- -------------
  CLASS K
  AIM ENERGY FUND
  Year Ended March 31, 2003               1,034        4,502         1.75%/13/
  AIM FINANCIAL SERVICES FUND
  Year Ended March 31, 2003               7,688        3,997         1.50%/13/
  AIM LEISURE FUND
  Year Ended March 31, 2003             428,717      209,552         2.20%/13/
  AIM TECHNOLOGY FUND
  Year Ended March 31, 2003             128,789      130,850         2.20%/13/

/1/  1.15% as of August 1, 2002. 0.95% prior to August 1, 2002.
/2/  1.65% as of August 1, 2002. 2.00% prior to August 1, 2002.
/3/  1.40% as of August 1, 2002. 2.00% prior to August 1, 2002.
/4/  2.10% as of August 1, 2002. 2.65% prior to August 1, 2002.
/5/  1.50% as of August 1, 2002. 2.25% prior to August 1, 2002.
/6/  1.40% as of August 1, 2002. 1.70% prior to August 1, 2002.
/7/  2.30% as of August 1, 2002. 2.60% prior to August 1, 2002.
/8/  2.05% as of August 1, 2002. 2.40% prior to August 1, 2002.
/9/  2.75% as of August 1, 2002. 3.00% prior to August 1, 2002.
/10/ 2.05% as of August 1, 2002. 2.50% prior to August 1, 2002.
/11/ 2.15% as of August 1, 2002. 3.00% prior to August 1, 2002.
/12/ 2.15% as of August 1, 2002. 2.70% prior to August 1, 2002.
/13/ Effective August 1, 2002.

AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and a Fund.

AIM has voluntarily agreed to waive a portion of advisory fees payable by the Funds. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of a Fund's investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board. See "INVESTMENTS, POLICIES AND RISKS
- Investment Company Securities."

AIM has contractually agreed each to waive advisory fees or reimburse expenses to the extent necessary to limit (i) the Funds' (excluding AIM Technology Fund) Total Annual Fund Operating Expenses (excluding certain items each discussed below) to 1.90%, 1.90%, 2.65%, 2.65%, 2.15% and 1.65% on Investor Class,
Class A, Class B, Class C, Class R shares and Institutional Class shares, as applicable, respectively; (ii) AIM Technology Fund's Total Annual Fund Operating Expenses (excluding certain items each discussed below) to 1.55%, 1.55%, 2.30%, 2.30%, and 1.30% on Investor Class, Class A, Class B, Class C, and Institutional Class shares, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Funds' day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the Funds' Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Funds' Board of Trustees; (vi) expenses that the Funds' have incurred but did not actually pay because of an expense offset arrangement; and (vii) Rule 12b-1 fees. Currently, the only expense offset arrangements from which the Funds benefits are in the form of credits that each Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by each Fund. Such contractual fee waivers or reductions are set forth in the Fee Table to the Funds' Prospectus and may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Funds.

SECURITIES LENDING ARRANGEMENTS. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

PORTFOLIO MANAGERS

Appendix C contains the following information regarding the portfolio managers identified in each Fund's prospectus:

..   The dollar range of the manager's investments in each Fund.

..   A description of the manager's compensation structure.

..   Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

ADMINISTRATIVE SERVICES AGREEMENT

AIM and the Trust have entered into a Master Administrative Services Agreement pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to the Fund which are not required to be performed by AIM under the advisory agreement. The Master Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Master Administrative Services Agreement, AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

ADMINISTRATIVE SERVICES FEES

The Funds paid AIM and/or IFG, as applicable, the following amounts for administrative services for the last three fiscal years ended March 31.

        FUND NAME                             2005      2004      2003
        ---------                           -------- ---------- --------
        AIM Energy Fund                     $147,061 $  127,669 $141,109
        AIM Financial Services Fund          305,430    437,064 $434,701
        AIM Gold & Precious Metals Fund       53,577     68,668 $ 62,346
        AIM Leisure Fund                     289,567    387,379 $337,249
        AIM Technology Fund                  560,226  1,215,589 $892,715
        AIM Utilities Fund                    85,884     67,176 $ 50,010

IFG served as administrator of the Funds prior to August 12, 2003.

                      TRUSTEES AND OFFICERS OF THE TRUST

BOARD OF TRUSTEES

The overall management of the business and affairs of the Funds and the Trust is vested in the Board. The Board approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board. Certain trustees and officers of the Trust are affiliated with AIM and AIM Management, the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

The trustees and officers of the Trust, their principal occupations during the last five years and certain other information concerning them are set forth in Appendix D.

The standing committees of the Board are the Audit Committee, The Compliance Committee, the Governance Committee, the Investments Committee, the Valuation Committee and the Special Market Timing Litigation Committee.

The current members of the Audit Committee are James T. Bunch, Edward K. Dunn, Jr. (Chair), Lewis F. Pennock, Dr. Larry Soll, Raymond Stickel, Jr., Dr. Prema Mathai-Davis and Ruth H. Quigley (Vice Chair). The Audit Committee's primary purposes are to: (i) assist the Board in oversight of the independent registered public accountant's qualifications, independence and performance;
(ii) appoint independent registered public accountants for the Funds; (iii) to the extent required by Section 10A(h) and (i) of the Exchange Act, to pre-approve all permissible non-audit services that are provided to Funds by their independent registered public accountants; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent registered public accountants to the Funds' investment adviser and certain other affiliated entities; (v) to oversee the financial reporting process for the Funds; (vi) the extent required by Regulation 14A under the Exchange Act, to prepare an audit committee report for inclusion in any proxy statement issued by a Fund; (vii) assist the Board's oversight of the performance of the Funds' internal audit function to the extent an internal audit function exists; (viii) assist the Board's oversight of the integrity of the Funds' financial statements; and (ix) assist the Board's oversight of the Funds' compliance with legal and regulatory requirements. During the fiscal year ended March 31, 2005, the Audit Committee held seven meetings.

The members of the Compliance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Dunn. The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds' Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds' Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and IFG; (iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report; (iv) reviewing any report prepared by a third party who is not an interested person of AIM, upon the conclusion by such third party of a compliance review of AIM; (v) reviewing all reports on compliance matters from the Funds' Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Fund shareholders and of AIM's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance Controls Committee; (xi) reviewing all reports made by AIM's Chief Compliance Officer; (xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman; (xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from AMVESCAP PLC that are applicable to the Funds or their service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by the AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended March 31, 2005, the Compliance Committee held four meetings.

The members of the Governance Committee are Messrs. Bayley, Crockett, Dowden (Chair), Bob R. Baker, and Jack M. Fields (Vice Chair). The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees, (b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board;
(iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel and other advisers, if any, to the Audit Committee of the Board; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Audit Committee of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended March 31, 2005, the Governance Committee held seven meetings.

Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Dunn, Fields, Carl Frischling, Robert H. Graham, Pennock, Soll, Stickel, Mark H. Williamson, Dr. Mathai-Davis (Vice Chair) and Miss Quigley (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by AIM as well as any sub-advisers; and
(ii) review all proposed and existing advisory, sub-advisory and distribution arrangements for the Funds and to recommend what action the Fund Boards and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements. During the fiscal year ended March 31, 2005, the Investments Committee held nine meetings.

The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly; (iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.

The members of the Valuation Committee are Messrs. Bunch, Pennock (Vice Chair), Soll and Williamson (Chair) and Miss Quigley. The Valuation Committee is responsible for: (i) developing a sufficient knowledge of the valuation process and of AIM's procedures for Valuing Securities (Pricing Procedures) (the "Pricing Procedures") in order to carry out their responsibilities;
(ii) periodically reviewing information provided by AIM or other advisers regarding industry developments in connection with valuation and pricing, and making recommendations to the Board with respect to the Pricing Procedures based upon such review; (iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee, and reporting to and making recommendations to the Board in connection with such reports; (iv) receiving the reports of AIM's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures, receiving the annual report of AIM evaluating the pricing vendors, and approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures and recommending the pricing vendors for approval by the Board annually; (v) upon request of AIM, assisting AIM's internal valuation committee and/or the Board in resolving particular fair valuation issues; (vi) receiving any reports of concerns by AIM"s internal valuation committee regarding actual or potential conflicts of interest by investment personnel or others that could color their input or recommendations regarding pricing issues, and receiving information from AIM disclosing differences between valuation and pricing procedures used for the Funds and private funds, if any, advised by AIM for which AIM Fund Administration has exclusive accounting responsibility, and the reasons for such differences; and (vii) in each of the foregoing areas, making regular reports to the Board. During the fiscal year ended March 31, 2005, the Valuation Committee held two meeting.

The members of the Special Market Timing Litigation Committee are Messrs. Crockett, Dowden (Vice Chair) and Dunn. The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the AIM Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the AIM Funds concerning alleged excessive short term trading in shares of the AIM Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the AIM Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the AIM Funds, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of the results of such investigation(s); (iii) for
(a) reviewing the methodology developed by AIM's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and
(b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with AIM, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and (iv) for taking reasonable steps to ensure that any AIM Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended March 31, 2005, the Special Market Timing Litigation Committee held five meetings.

Trustee Ownership of Fund Shares

The dollar range of equity securities beneficially owned by each trustee (i) in the Fund's and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex is set forth in Appendix D.

Approval of Investment Advisory Agreements

   The Board oversees the management of each Fund and, as required by law, determines annually whether to approve the continuance of each Fund's advisory agreement with AIM. Based upon the recommendation of the Investments Committee of the Board, which is comprised solely of independent trustees, at a meeting held on June 30, 2005, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between each Fund and AIM for another year, effective July 1, 2005.

   The Board considered the factors discussed below in evaluating the fairness and reasonableness of each Fund's Advisory Agreement at the meeting on June 30, 2005 and as part of the Board's ongoing oversight of each Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

   One of the responsibilities of the Senior Officer of the Funds, who is independent of AIM and AIM's affiliates, is to manage the process by which the Funds' proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arm's length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made certain recommendations to the Board in connection with such written evaluation.

   The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendations to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of each Fund's Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that each Fund's Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under each Fund's Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

AIM ENERGY FUND

..   The nature and extent of the advisory services to be provided by AIM. The
    Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

..   The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

..   The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance for the one and five year periods was at or above the median performance of such comparable funds and below such median performance for the three year period. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

..   The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar year against the performance of the Lipper Natural Resources Fund Index. The Board noted that the Fund's performance for the one and three year periods was comparable to the performance of such Index and above such Index for the five year period. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

..   Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

..   Overall performance of AIM. The Board considered the overall performance of
    AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

..   Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate was lower than the advisory fee rate for an offshore fund for which an AIM affiliate serves as investment advisor with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

..   Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was above the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

..   Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect through June 30, 2006. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through March 31, 2006 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board also noted that AIM has voluntarily agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund that is lower than the contractual agreement. The Board considered the contractual and voluntary nature of these fee waivers/expense limitations and noted that the contractual agreement remains in effect through March 31, 2006 and the voluntary agreement can be terminated at any time by AIM without further notice to investors. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

..   Breakpoints and economies of scale. The Board reviewed the structure of the
    Fund's advisory fee under the Advisory Agreement, noting that it includes six breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would decrease as net assets increase because the Advisory Agreement includes breakpoints. The Board noted that, due to the Fund's current asset levels and the way in which the advisory fee breakpoints have been structured, the Fund has yet to benefit from the breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would reflect economies of scale at higher asset levels and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

..   Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

..   Independent written evaluation and recommendations of the Fund's Senior
    Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the

    Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

..   Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

..   Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

..   AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

..   Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

..   Other factors and current trends. In determining whether to continue the
    Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

AIM FINANCIAL SERVICES FUND

..   The nature and extent of the advisory services to be provided by AIM. The
    Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

..   The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

..   The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance in such periods was below the median performance of such comparable funds. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. The Board noted that AIM has recently made changes to the Fund's portfolio management team, which appear to be producing encouraging early results but need more time to be evaluated before a conclusion can be made that the changes have addressed the Fund's under-performance. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

..   The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Financial Services Fund Index. The Board noted that the Fund's performance in such periods was below the performance of such Index. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. The Board noted that AIM has recently made changes to the Fund's portfolio management team, which appear to be producing encouraging early results but need more time to be evaluated before a conclusion can be made that the changes have addressed the Fund's under-performance. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

..   Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

..   Overall performance of AIM. The Board considered the overall performance of
    AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

..   Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate (i) was the same as the initial advisory fee rate for a variable insurance fund advised by AIM and offered to insurance company separate accounts with investment strategies comparable to those of the Fund, although there were no breakpoints in the advisory fee schedule applicable to the variable insurance fund; and
    (ii) was higher than the sub-advisory fee rates for an unaffiliated mutual fund for which an AIM affiliate serves as sub-advisor, although the total management fees paid by such unaffiliated mutual fund were higher than the advisory fee rate for the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

..   Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was comparable to the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

..   Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect through June 30, 2006. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through March 31, 2006 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board also noted that AIM has voluntarily agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund that is lower than the contractual agreement. The Board considered the contractual and voluntary nature of these fee waivers/expense limitations and noted that the contractual agreement remains in effect through March 31, 2006 and the voluntary agreement can be terminated at any time by AIM without further notice to investors. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

..   Breakpoints and economies of scale. The Board reviewed the structure of the
    Fund's advisory fee under the Advisory Agreement, noting that it includes six breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, have decreased as net assets increased because the Advisory Agreement includes breakpoints. The Board noted that, due to the Fund's current asset levels and the way in which the advisory fee breakpoints have been structured, the Fund has yet to fully benefit from the breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore reflect economies of scale and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

..   Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

..   Independent written evaluation and recommendations of the Fund's Senior
    Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable. The Board noted that AIM has recently made changes to the Fund's portfolio management team, which appear to be producing encouraging early results but need more time to be evaluated before a conclusion can be made that the changes have addressed the Fund's under-performance. The Board also considered the Senior Officer's recommendation that the Board consider an additional advisory fee waiver for the Fund due to the Fund's under-performance. The Board concluded that such a fee waiver was not appropriate for the Fund at this time and that, rather than requesting such a fee waiver from AIM, the Board should closely monitor the Fund's performance under the new portfolio management team.

..   Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

..   Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

..   AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

..   Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

..   Other factors and current trends. In determining whether to continue the
    Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

AIM GOLD & PRECIOUS METALS FUND

..   The nature and extent of the advisory services to be provided by AIM. The
    Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

..   The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

..   The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance for the three and five year periods was below the median performance of such comparable funds and above such median performance for the one year period. The Board also noted AIM began serving as investment advisor to the Fund in November 2003. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

..   The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Gold Fund Index. The Board noted that the Fund's performance for the three and five year periods was comparable to the performance of such Index and above such Index for the one year period. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

..   Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

..   Overall performance of AIM. The Board considered the overall performance of
    AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

..   Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate was lower than the advisory fee rate for an offshore fund for which an AIM affiliate serves as advisor with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

..   Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was below the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

..   Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect through June 30, 2006. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through March 31, 2006 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect through March 31, 2006. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

..   Breakpoints and economies of scale. The Board reviewed the structure of the
    Fund's advisory fee under the Advisory Agreement, noting that it includes six breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would decrease as net assets increase because the Advisory Agreement includes breakpoints. The Board noted that, due to the Fund's current asset levels and the way in which the advisory fee breakpoints have been structured, the Fund has yet to benefit from the breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would reflect economies of scale at higher asset levels and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

..   Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

..   Independent written evaluation and recommendations of the Fund's Senior
    Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

..   Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

..   Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

..   AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

..   Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

..   Other factors and current trends. In determining whether to continue the
    Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

AIM LEISURE FUND

..   The nature and extent of the advisory services to be provided by AIM. The
    Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

..   The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

..   The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance for the one and three year periods was below the median performance of such comparable funds and above such median performance for the five year period. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

..   The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the S&P 500 Index. The Board noted that the Fund's performance in such periods was above the performance of such Index. The Board also noted that the performance of such Index does not reflect fees, while the performance of the Fund does reflect fees. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

..   Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

..   Overall performance of AIM. The Board considered the overall performance of
    AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

..   Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate (i) was the same as the initial advisory fee rate for a variable insurance fund advised by AIM and offered to insurance company separate accounts with investment strategies comparable to those of the Fund, although there were no breakpoints in the advisory fee schedule applicable to the variable insurance fund; and
    (ii) was lower than the advisory fee rates for two offshore funds for which an AIM affiliate serves as advisor with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

..   Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was comparable to the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

..   Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect through June 30, 2006. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through March 31, 2006 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board also noted that AIM has voluntarily agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund that is lower than the contractual agreement. The Board considered the contractual and voluntary nature of these fee waivers/expense limitations and noted that the contractual agreement remains in effect through March 31, 2006 and the voluntary agreement can be terminated at any time by AIM without further notice to investors. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

..   Breakpoints and economies of scale. The Board reviewed the structure of the
    Fund's advisory fee under the Advisory Agreement, noting that it includes six breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, have decreased as net assets increased because the Advisory Agreement includes breakpoints. The Board noted that, due to the Fund's current asset levels and the way in which the advisory fee breakpoints have been structured, the Fund has yet to fully benefit from the breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore reflect economies of scale and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

..   Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

..   Independent written evaluation and recommendations of the Fund's Senior
    Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

..   Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

..   Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

..   AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

..   Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

..   Other factors and current trends. In determining whether to continue the
    Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

AIM TECHNOLOGY FUND

..   The nature and extent of the advisory services to be provided by AIM. The
    Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

..   The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

..   The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance for the three and five year periods was below the median performance of such comparable funds and above such median performance for the one year period. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. However, due to the Fund's under-performance, the Board also concluded that it would be appropriate for management and the Board to continue to closely monitor the performance of the Fund.

..   The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Science & Technology Fund Index. The Board noted that the Fund's performance in such periods was below the performance of such Index. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. However, due to the Fund's under-performance, the Board also concluded that it would be appropriate for management and the Board to continue to closely monitor the performance of the Fund.

..   Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

..   Overall performance of AIM. The Board considered the overall performance of
    AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

..   Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate (i) was the same as the initial advisory fee rate for a variable insurance fund advised by AIM and offered to insurance company separate accounts with investment strategies comparable to those of the Fund, although there were no breakpoints in the advisory fee schedule applicable to the variable insurance fund; (ii) was lower than the advisory fee rate for four offshore funds for which an AIM affiliate serves as advisor with investment strategies comparable to those of the Fund; and (iii) was higher than the sub-advisory fee rates for two unaffiliated mutual funds for which an AIM affiliate serves as sub-advisor, although the total management fees paid by such unaffiliated mutual funds were higher than the advisory fee rate for the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

..   Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was comparable to the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

..   Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect through June 30, 2006. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through June 30, 2006 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect through June 30, 2006. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

..   Breakpoints and economies of scale. The Board reviewed the structure of the
    Fund's advisory fee under the Advisory Agreement, noting that it includes six breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, have decreased as net assets increased because the Advisory Agreement includes breakpoints. The Board noted that, due to the Fund's current asset levels and the way in which the advisory fee breakpoints have been structured, the Fund has yet to fully benefit from the breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore reflect economies of scale and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

..   Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

..   Independent written evaluation and recommendations of the Fund's Senior
    Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

..   Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

..   Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

..   AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

..   Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

..   Other factors and current trends. In determining whether to continue the
    Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

AIM UTILITIES FUND

..   The nature and extent of the advisory services to be provided by AIM. The
    Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

..   The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

..   The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance for the three and five year periods was below the median performance of such comparable funds and above such median performance for the one year period. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. However, due to the Fund's under-performance, the Board also concluded that it would be appropriate for management and the Board to continue to closely monitor the performance of the Fund.

..   The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Science & Technology Fund Index. The Board noted that the Fund's performance in such periods was below the performance of such Index. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. However, due to the Fund's under-performance, the Board also concluded that it would be appropriate for management and the Board to continue to closely monitor the performance of the Fund.

..   Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

..   Overall performance of AIM. The Board considered the overall performance of
    AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

..   Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate (i) was the same as the initial advisory fee rate for a variable insurance fund advised by AIM and offered to insurance company separate accounts with investment strategies comparable to those of the Fund, although there were no breakpoints in the advisory fee schedule applicable to the variable insurance fund; (ii) was lower than the advisory fee rate for four offshore funds for which an AIM affiliate serves as advisor with investment strategies comparable to those of the Fund; and (iii) was higher than the sub-advisory fee rates for two unaffiliated mutual funds for which an AIM affiliate serves as sub-advisor, although the total management fees paid by such unaffiliated mutual funds were higher than the advisory fee rate for the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

..   Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was comparable to the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

..   Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect through June 30, 2006. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through June 30, 2006 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect through June 30, 2006. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

..   Breakpoints and economies of scale. The Board reviewed the structure of the
    Fund's advisory fee under the Advisory Agreement, noting that it includes six breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, have decreased as net assets increased because the Advisory Agreement includes breakpoints. The Board noted that, due to the Fund's current asset levels and the way in which the advisory fee breakpoints have been structured, the Fund has yet to fully benefit from the breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore reflect economies of scale and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

..   Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

..   Independent written evaluation and recommendations of the Fund's Senior
    Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

..   Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

..   Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

..   AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

..   Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

..   Other factors and current trends. In determining whether to continue the
    Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

COMPENSATION

Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a trustee, which consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.

Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2004 is found in Appendix E.

RETIREMENT PLAN FOR TRUSTEES

The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM.

The trustees have also adopted a retirement policy that permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the trustee's annual retainer paid to or accrued by any Covered Fund for such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The amount of benefits does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain committees, whether such amounts are paid directly to the trustee or deferred. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such trustee's credited years of service. If a trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased trustee's designated beneficiary for the same length of time that the trustee would have received the payments, based on his or her service. A trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A Trustee may make an irrevocable election to receive retirement benefits prior to age 72, subject to a reduction for early payment.

DEFERRED COMPENSATION AGREEMENTS

Messrs. Crockett, Dunn, Fields, Frischling, Sklar and Soll and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustee. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchases of Class A Shares of the Funds at Net Asset Value

The trustees and other affiliated persons of the Trust may purchase Class A shares of the AIM Funds without paying an initial sales charge.
A I M Distributors, Inc. ("AIM Distributors") permits such purchases because there is a reduced sales effort involving in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares - Purchases of Class A Shares, Class A3 Shares of Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of
Class A Shares at Net Asset Value."

                                CODE OF ETHICS

AIM, the Trust, with respect to the Funds, and AIM Distributors have each adopted a Code of Ethics governing, as applicable, personal trading activities of all trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading including personal trading in most of the funds within The AIM Family of Funds(R) ("affiliated funds"). Personal trading, including personal trading involving securities that may be purchased or held by the Fund and in affiliated funds, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.

                     PROXY VOTING POLICIES AND PROCEDURES

The Board, with respect to the Funds, has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to AIM. AIM will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix F.

Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of the Fund's proxy voting record.

Information regarding how the Funds voted proxies related to its portfolio securities during the 12 months ended June 30, 2005 is available at our website, http://www.aiminvestments.com. This information is also available at the SEC website, http://www.sec.gov.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Information about the ownership of each class of the Funds' shares by beneficial or record owners of the Funds and by trustees and officers as a group is found in Appendix G. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                          DISTRIBUTION OF SECURITIES

DISTRIBUTOR

The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of the shares of the Funds. AIM Distributors became the distributor of the Funds effective July 1, 2003. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and offices of the Trust are affiliated with AIM Distributors.

AIM Distributors bears all expenses, including the cost of printing and distributing prospectuses, incident to marketing of the Funds' shares, except for such distribution expenses as are paid out of Fund assets under the Trust's Plans of Distribution (each individually a "Plan" and collectively, the "Plans"), which have been adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. Prior to July 1, 2003, INVESCO Distributors, Inc. ("IDI") was the distributor of the Funds.

The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any class of the Funds.

The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors and/or IDI, as applicable, for the last two fiscal years ended March 31, 2005:

                                                 2005               2004
                                          ------------------- -----------------
                                            SALES     AMOUNT   SALES    AMOUNT
                                           CHARGES   RETAINED CHARGES  RETAINED
                                          ---------- -------- -------- --------
AIM Energy Fund                           $1,448,942 $206,184 $191,782 $32,693

AIM Financial Services Fund                  115,948   21,120   75,965  11,971
AIM Gold & Precious Metals Fund              109,583   19,236   65,612  10,924

AIM Leisure Fund                             316,145   46,679  325,447  49,155

AIM Technology Fund                          265,177   48,237  223,961  39,222

AIM Utilities Fund                           121,651   18,371   38,894   6,437

The following chart reflects the contingent deferred sales charges paid by Class A, Class B, Class C, and Class K/1/ shareholders and retained by AIM Distributors for the last two fiscal years ended March 31.

                                                             2005    2004
                                                            ------- -------
     AIM Energy Fund                                        $64,607 $23,336

     AIM Financial Services Fund                             14,880   7,594
     AIM Gold & Precious Metals Fund                         38,335  12,042

     AIM Leisure Fund                                        18,349  12,477

     AIM Technology Fund                                     45,500   6,718

     AIM Utilities Fund                                      14,840     567

/1/ Class K shares were converted to Class A shares at the close of business October 21, 2005.

INVESTOR CLASS. The Trust has adopted a reimbursement-type Amended and Restated Master Distribution Plan - Investor Class pursuant to Rule 12b-1 under the 1940 Act relating to the Investor Class shares of AIM Technology Fund (the "Reimbursement Investor Class Plan"). Under the Reimbursement Investor Class Plan, Investor Class shares of this Fund pay AIM Distributors an amount necessary to reimburse AIM Distributors for its actual allocated share of expenses incurred pursuant to the Reimbursement Investor Class Plan for the period, up to a maximum annual rate of 0.25% per annum of the average daily net assets attributable to Investor Class shares. These payments permit AIM Distributors, at its discretion, to engage in certain activities and provide services in connection with the distribution of AIM Technology Fund's Investor Class shares to investors. Payments by AIM Technology Fund under the Reimbursement Investor Class Plan, for any month, may be made to reimburse AIM Distributors for permissible activities engaged in and services provided.

The Trust has adopted a compensation-type Amended and Restated Master Distribution Plan - Investor Class pursuant to Rule 12b-1 under the 1940 Act relating to the Investor Class shares of each Fund other than AIM Technology Fund (the "Compensation Investor Class Plan"). Under the Compensation Investor Class Plan, Investor Class shares of the Funds will make monthly payments to AIM Distributors computed at an annual rate no greater than 0.25% of average net assets attributable to Investor Class shares. These payments permit AIM Distributors, at its discretion, to engage in certain activities and provide services in connection with the distribution of the Funds' Investor Class shares to investors. Payments by a Fund under the Compensation Investor Class Plan, for any month, may be made to compensate AIM Distributors for permissible activities engaged in and services provided.

CLASS A. The Trust has adopted an Amended and Restated Master Distribution Plan
- Class A pursuant to Rule 12b-1 under the 1940 Act relating to the Class A shares of the Funds (the "Class A Plan").

The Class A Plan is designed to compensate AIM Distributors, on a monthly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to financial intermediaries who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Funds. Payment can also be directed by AIM Distributors to financial intermediaries that have entered into service agreements with respect to Class A shares of the Funds and that provide continuing personal services to their customers who own Class A shares of the Funds. The service fees payable to financial intermediaries are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such financial intermediaries' customers' accounts.

Of the aggregate amount payable under the Class A Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class A shares of the Funds, in amounts up to 0.25% of the average daily net assets of the Class A shares of each Fund attributable to the customers of such financial intermediaries, are characterized as service fees. Payments to financial intermediaries in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class A Plan. The Class A Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class A shares of a Fund.

Under the Class A Plan, Class A shares of the Funds pay compensation to AIM Distributors at an annual rate of 0.25% per annum of the average daily net assets attributable to Class A shares for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares.

CLASS B. The Trust has adopted an Amended and Restated Master Distribution Plan
- Class B pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Funds (the "Class B Plan"). Under the Class B Plan, Class B shares of the Funds pay compensation monthly to AIM Distributors at an annual rate of 1.00% per annum of the average daily net assets attributable to Class B shares for the purpose of financing any activity which is primarily intended to result in the sale of Class B shares. Of such amount, each Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected financial intermediaries that have entered into service agreements with respect to Class B shares of the Funds and that provide continuing personal shareholder services to their customers who purchase and own Class B shares. Any amount not paid as a service fee would constitute an asset-based sales charge pursuant to the Class B Plan. The portion of the payments to AIM Distributors under the Class B plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. The Class B Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class B shares of a Fund.

The Class B Plan may obligate the Class B shares to continue to make payments to AIM Distributors following termination of the Class B Plan with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessor unless there has been a complete termination of the Class B Plan (as defined in such Plan). Additionally, the Class B Plan expressly authorizes AIM Distributors to assign, transfer, or pledge its rights to payments pursuant to the Class B Plan. The contingent deferred sales charge
(CDSC) on Class B shares will continue to be applicable even in the event of a complete termination of the Class B Plan (as defined in such Plan).

CLASS C. The Trust has adopted an Amended and Restated Master Distribution Plan
- Class C pursuant to Rule 12b-1 under the 1940 Act relating to the Class C shares of the Funds (the "Class C Plan"). Under the Class C Plan, Class C shares of the Funds pay compensation monthly to AIM Distributors at an annual rate of 1.00% per annum of the average daily net assets attributable to Class C shares for the purpose of financing any activity which is primarily intended to result in the sale of Class C shares. The Class C Plan is designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to selected financial intermediaries that have entered onto service agreements and furnish continuing personal shareholder services to their customers who purchase and own Class C shares of a Fund.

Of the aggregate amount payable under the Class C Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class C shares of a Fund, in amounts of up to 0.25% of the average daily net assets of the Class C shares of the Fund attributable to the customers of such financial intermediaries, are characterized as a service fee. Payments to financial intermediaries in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class C Plan. The Class C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class C shares.

AIM Distributors may pay sales commissions to financial intermediaries that sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold or serviced by the financial intermediary, and will consist of an asset-based sales charge of 0.75% of the purchase price of Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first twelve months after they are purchased. The portion of the payments to AIM Distributors under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to financial intermediaries plus financing costs, if any. After the first twelve months, AIM Distributors will make such payments quarterly to financial intermediaries based on the average net asset value of Class C shares which are attributable to shareholders for whom the financial intermediaries are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where AIM Distributors grants an exemption on particular transactions. Should the financial intermediary elect to waive the asset-based sales charge, the 12b-1 fees will begin to be paid by AIM Distributors to the financial intermediary immediately.

CLASS K. The Trust has adopted an Amended and Restated Master Distribution Plan
- Class K pursuant to Rule 12b-1 under the 1940 Act relating to Class K shares (the "Class K Plan"). Under the Class K Plan, Class K shares of the Funds pay compensation monthly to AIM Distributors at an annual rate of 0.45% of average net assets attributable to Class K shares for the purpose of financing any activity which is primarily intended to result in the sale of Class K shares. The Class K Plan is designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to selected financial intermediaries that have entered into service agreements and furnish continuing personal shareholder services to their customers who purchase and own Class K shares of a Fund.

Of the aggregate amount payable under the Class K Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class K shares of a Fund may be characterized as a service fee. The Board has terminated the Class K Plan effective close of business October 21, 2005.

CLASS R. The Trust has adopted an Amended and Restated Master Distribution Plan
- Class R pursuant to Rule 12b-1 under the 1940 Act relating to Class R shares (the "Class R Plan"). Under the Class R Plan, Class R shares of the Fund pay compensation monthly to AIM Distributors at an annual rate of 0.50% of average net assets attributable to Class R shares for the purpose of financing any activity which is primarily intended to result in the sale of Class R shares. The Class R Plan is designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to selected financial intermediaries that have entered into service agreements and furnish continuing personal shareholder services to their customers who purchase and own Class R shares of the Fund.

Of the aggregate amount payable under the Class R Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class R shares of the Fund may be characterized as a service fee.

ALL PLANS. Activities appropriate for financing under the Plans include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; and supplemental payments to financial intermediaries such as asset-based sales charges or as payments of service fees under shareholder service arrangements.

A significant expenditure under the Plans is compensation paid to financial intermediaries, which may include AIM-affiliated companies in order to obtain various distribution-related and/or administrative services for the Funds. Each Fund is authorized by a Plan to use its assets to finance the payments made to obtain those services from selected financial intermediaries which may enter into agreements with AIM Distributors. Payments will be made by AIM Distributors to financial intermediaries who sell shares of a Fund and may be made to banks, savings and loan associations, and other depository institutions ("Banks"). Although the Glass-Steagall Act limits the ability of certain Banks to act as underwriters of mutual fund shares, AIM does not believe that these limitations would affect the ability of such Banks to enter into arrangements with AIM Distributors, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with Banks might have to be modified or terminated, and, in that case, the size of the Funds possibly could decrease to the extent that the Banks would no longer invest customer assets in the Funds. Neither the Trust nor its investment advisor will give any preference to Banks which enter into such arrangements when selecting investments to be made by a Fund.

The Funds made payments to AIM Distributors under the Investor Class, Class A, Class B, Class C and, if applicable, Class K/1/ Plans during the fiscal year ended March 31, 2005 in the following amounts:

                                 CLASS A  CLASS B  CLASS C  CLASS K  INVESTOR
 FUND                            SHARES   SHARES   SHARES   SHARES    CLASS

 AIM Energy Fund                 $262,371 $317,963 $286,422 $5,527  $  709,185

 AIM Financial Services Fund      337,588  787,233  306,114  6,274   1,840,273

 AIM Gold & Precious Metals Fund   29,666   74,674   57,257    N/A     264,664

                                   CLASS A   CLASS B  CLASS C CLASS K INVESTOR
FUND                               SHARES    SHARES   SHARES  SHARES   CLASS

AIM Leisure Fund                    251,928   221,073 279,515 501,318 1,660,322

AIM Technology Fund               1,231,620 1,038,119 314,955  71,142 2,747,822

AIM Utilities Fund                  263,126   329,726  62,893     N/A   180,105

/1/ Class K shares were converted to Class A shares at the close of business October 21, 2005.

An estimate by category of the allocation of actual fees paid by Class A shares of the Funds during the fiscal year ended March 31, 2005 follows:

                               PRINTING &          UNDERWRITERS    DEALER    SALES PERSONNEL
                   ADVERTISING  MAILING   SEMINARS COMPENSATION COMPENSATION  COMPENSATION   TRAVEL
                   ----------- ---------- -------- ------------ ------------ --------------- ------
AIM Energy Fund      $10,223     $  822   $ 3,093       $0        $207,732      $ 38,439     $2,062
AIM Financial
  Services Fund       13,401      1,240     4,306        0         264,366        52,533      1,722
AIM Gold &
  Precious Metals
  Fund                 1,041         66       184        0          23,585         4,606        184
AIM Leisure Fund       9,304        787     2,691        0         200,130        37,671      1,345
AIM Technology
  Fund                47,180      4,022    14,895        0         961,650       195,495      8,378
AIM Utilities Fund         0          0         0        0         263,126             0          0

An estimate by category of the allocation of actual fees paid by Class B shares of the Funds during the fiscal year ended March 31, 2005 follows:

                               PRINTING &          UNDERWRITERS    DEALER    SALES PERSONNEL
                   ADVERTISING  MAILING   SEMINARS COMPENSATION COMPENSATION  COMPENSATION   TRAVEL
                   ----------- ---------- -------- ------------ ------------ --------------- ------
AIM Energy Fund      $2,984       $232     $1,072    $238,472     $ 62,555       $12,219      429
AIM Financial
  Services Fund       1,176        116        387     590,425      189,965         4,906      258
AIM Gold &
  Precious Metals
  Fund                  308          0          0      56,005       15,285         3,076        0
AIM Leisure Fund      1,419          0        710     165,805       44,270         8,514      355
AIM Technology
  Fund                3,044        282        783     778,589      243,292        11,738      391
AIM Utilities Fund      554          0        185     247,294       78,182         3,326      185

An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the fiscal year ended March 31, 2005 follows:

                               PRINTING &          UNDERWRITERS    DEALER    SALES PERSONNEL
                   ADVERTISING  MAILING   SEMINARS COMPENSATION COMPENSATION  COMPENSATION   TRAVEL
                   ----------- ---------- -------- ------------ ------------ --------------- ------
AIM Energy Fund      $4,284       $306     $1,360    $86,699      $177,112       $15,810      $850
AIM Financial
  Services Fund         834          0        208     18,124       283,407         3,541         0
AIM Gold &
  Precious Metals
  Fund                  620          0          0     15,803        37,425         3,409         0
AIM Leisure Fund      2,501        181        670     51,286       214,821         9,721       335
AIM Technology
  Fund                1,059          0        794     29,388       277,889         5,825         0
AIM Utilities Fund        0          0          0      5,489        55,879         1,525         0

An estimate by category of the allocation of actual fees paid by Class K shares of the Funds during the fiscal year ended March 31, 2005 follows:

                               PRINTING &          UNDERWRITERS    DEALER    SALES PERSONNEL
                   ADVERTISING  MAILING   SEMINARS COMPENSATION COMPENSATION  COMPENSATION   TRAVEL
                   ----------- ---------- -------- ------------ ------------ --------------- ------
AIM Energy Fund       $ 15        $  0      $ 15      $  166      $  5,199       $  117       $ 15
AIM Financial
  Services Fund          0           0         0           4         6,263            7          0
AIM Gold &
  Precious Metals
  Fund                 N/A         N/A       N/A         N/A           N/A          N/A        N/A
AIM Leisure Fund       301          25        93       1,866       497,634        1,352         47
AIM Technology
  Fund                  11           0         7          93        70,957           70          4
AIM Utilities Fund     N/A         N/A       N/A         N/A           N/A          N/A        N/A

An estimate by category of the allocation of actual fees paid by Investor Class shares of the Funds during the fiscal year ended March 31, 2005 follows:

                          PRINTING &            UNDERWRITERS    DEALER    SALES PERSONNEL
              ADVERTISING  MAILING    SEMINARS  COMPENSATION COMPENSATION  COMPENSATION     TRAVEL
              ----------- ---------- ---------- ------------ ------------ --------------- ----------
AIM Energy
  Fund        $        0  $        0 $        0 $          0  $  709,185   $          0   $        0
AIM
  Financial
  Services
  Fund                 0           0          0            0   1,840,273              0            0
AIM Gold &
  Precious
  Metals
  Fund                 0           0          0            0     264,664              0            0
AIM Leisure
  Fund                 0           0          0            0   1,660,322              0            0
AIM
  Technology
  Fund                 0           0          0            0   2,747,822              0            0
AIM Utilities
  Fund                 0           0          0            0     180,105              0            0

The services which are provided by financial intermediaries may vary by financial intermediary but include, among other things, processing new shareholder account applications, preparing and transmitting to the Trust's Transfer Agent computer-processable tapes of all Fund transactions by customers, serving as the primary source of information to customers in answering questions concerning the Funds, and assisting in other customer transactions with the Funds.

The Plans provide that they shall continue in effect with respect to each Fund as long as such continuance is approved at least annually by the vote of the Board cast in person at a meeting called for the purpose of voting on such continuance, including the vote of a majority of the Independent Trustees. A Plan can be terminated at any time by a Fund, without penalty, if a majority of the Independent Trustees, or shareholders of the relevant class of shares of the Fund, vote to terminate a Plan. Unless a complete termination of the Class B Plan (as defined in such Plan) occurs, Class B shares will continue to make payments to AIM Distributors with respect to Class B Shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessor. The Trust may, in its absolute discretion, suspend, discontinue, or limit the offering of its shares at any time. In determining whether any such action should be taken, the Board intends to consider all relevant factors including, without limitation, the size of a Fund, the investment climate for a Fund, general market conditions, and the volume of sales and redemptions of a Fund's shares. The Plans may continue in effect and payments may be made under a Plan following any temporary suspension or limitation of the offering of Fund shares; however, the Trust is not contractually obligated to continue a Plan for any particular period of time. Suspension of the offering of a Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares.

So long as the Plans are in effect, the selection and nomination of persons to serve as Independent Trustees of the Trust shall be committed to the Independent Trustees then in office at the time of such selection or nomination. The Plans may not be amended to increase the amount of a Fund's payments under a Plan without approval of the shareholders of that Fund's respective class of shares, and all material amendments to a Plan must be approved by the Board, including a majority of the Independent Trustees. Under the agreement implementing the Plans, AIM Distributors or a Fund, the latter by vote of a majority of the Independent Trustees, or a majority of the holders of the relevant class of a Fund's outstanding voting securities, may terminate such agreement without penalty upon thirty days' written notice to the other party. No further payments will be made by the Fund under a Plan in the event of its termination.

To the extent that a Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of Fund assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, a Fund's obligation to make payments to AIM Distributors shall terminate automatically, in the event of such "assignment." In this event, a Fund may continue to make payments pursuant to a Plan only upon the approval of new arrangements regarding the use of the amounts authorized to be paid by a Fund under a Plan. Such new arrangements must be approved by the trustees, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for such purpose. These new arrangements might or might not be with AIM Distributors. On a quarterly basis, the trustees review information about the distribution services that have been provided to each Fund and the 12b-1 fees paid for such services. On an annual basis, the trustees consider whether a Plan should be continued and, if so, whether any amendment to the Plan, including changes in the amount of 12b-1 fees paid by each class of a Fund, should be made.

The only trustees and interested persons, as that term is defined in
Section 2(a)(19) of the 1940 Act, who have a direct or indirect financial interest in the operation of the Plans are the officers and trustees of the Trust who are also officers either of AIM Distributors or other companies affiliated with AIM Distributors. The benefits which the Trust believes will be reasonably likely to flow to a Fund and its shareholders under the Plans include the following:

  . Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Funds;

  . The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Funds in amounts and at times that are disadvantageous for investment purposes; and

  . Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in an advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of a Plan.

The positive effect which increased Fund assets will have on AIM's revenues could allow AIM and its affiliated companies:

  . To have greater resources to make the financial commitments necessary to improve the quality and level of the Funds' shareholder services (in both systems and personnel);

  . To increase the number and type of mutual funds available to investors from AIM and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders; and

  . To acquire and retain talented employees who desire to be associated with a growing organization.

                  PURCHASE, REDEMPTION AND PRICING OF SHARES

TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank (including a bank trust department), an insurance company separate account, an investment advisor, an administrator or trustee of a retirement plan or a qualified tuition plan or a sponsor of a fee-based program that maintains a master account (an omnibus account) with the Fund for trading on behalf of its customers, different guidelines, conditions and restrictions may apply than if you held your shares of the Fund directly. These differences may include, but are not limited to: (i) different eligibility standards to purchase and sell shares, different eligibility standards to invest in funds with limited offering status and different eligibility standards to exchange shares by telephone; (ii) different minimum and maximum initial and subsequent purchase amounts; (iii) system inability to provide Letter of Intent privileges; and
(iv) different annual amounts (less than 12%) subject to withdrawal under a Systematic Redemption Plan without being subject to a contingent deferred sales charge. The financial intermediary through whom you are investing may also choose to adopt different exchange and/or transfer limit guidelines and restrictions, including different trading restrictions designed to discourage excessive or short-term trading. The financial intermediary through whom you are investing may also choose to impose a redemption fee that has different characteristics, which may be more or less restrictive, than the redemption fee currently imposed on certain Funds.

If the financial intermediary is managing your account, you may also be charged a transaction or other fee by such financial intermediary, including service fees for handling redemption transactions. Consult with your financial intermediary (or, in the case of a retirement plan, your plan sponsor) to determine what fees, guidelines, conditions and restrictions, including any of the above, may be applicable to you.

PURCHASE AND REDEMPTION OF SHARES

Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund

INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash Fund) is grouped into one of three categories to determine the applicable initial sales charge for its Class A Shares. Additionally, Class A shares of AIM Short Term Bond Fund are subject to an initial sales charge of 2.50%. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

Class A Shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

CATEGORY I FUNDS

AIM Advantage Health Sciences Fund  AIM International Small Company Fund
AIM Aggressive Growth Fund          AIM Large Cap Basic Value Fund
AIM Asia Pacific Growth Fund        AIM Large Cap Growth Fund
AIM Basic Balanced Fund             AIM Leisure Fund
AIM Basic Value Fund                AIM Mid Cap Basic Value Fund
AIM Blue Chip Fund                  AIM Mid Cap Core Equity Fund
AIM Capital Development Fund        AIM Mid Cap Growth Fund
AIM Charter Fund                    AIM Moderate Allocation Fund
AIM Conservative Allocation Fund    AIM Moderate Growth Allocation Fund
AIM Constellation Fund              AIM Moderately Conservative Allocation Fund
AIM Developing Markets Fund         AIM Multi-Sector Fund
AIM Diversified Dividend Fund       AIM Opportunities I Fund
AIM Dynamics Fund                   AIM Opportunities II Fund
AIM Energy Fund                     AIM Opportunities III Fund
AIM European Growth Fund            AIM Premier Equity Fund
AIM European Small Company Fund     AIM Real Estate Fund
AIM Financial Services Fund         AIM Select Equity Fund
AIM Global Aggressive Growth Fund   AIM Small Cap Equity Fund
AIM Global Equity Fund              AIM Small Cap Growth Fund
AIM Global Growth Fund              AIM Small Company Growth Fund
AIM Global Health Care Fund         AIM Technology Fund
AIM Global Real Estate Fund         AIM Trimark Endeavor Fund
AIM Global Value Fund               AIM Trimark Fund
AIM Gold & Precious Metals Fund     AIM Trimark Small Companies Fund
AIM Growth Allocation Fund          AIM Utilities Fund
AIM International Core Equity Fund  AIM Weingarten Fund
AIM International Growth Fund

                                                                     Dealer
                                         Investor's Sales Charge   Concession
                                         -----------------------  -------------
                                             As a         As a        As a
                                          Percentage   Percentage  Percentage
                                         of the Public of the Net of the Public
        Amount of investment in            Offering      Amount     Offering
          Single Transaction                 Price      Invested      Price
        -----------------------          ------------- ---------- -------------
                   Less than $   25,000      5.50%        5.82%       4.75%
      $ 25,000 but less than $   50,000      5.25         5.54        4.50
      $ 50,000 but less than $  100,000      4.75         4.99        4.00
      $100,000 but less than $  250,000      3.75         3.90        3.00
      $250,000 but less than $  500,000      3.00         3.09        2.50
      $500,000 but less than $1,000,000      2.00         2.04        1.60

CATEGORY II FUNDS

AIM High Income Municipal Fund                AIM Intermediate Government Fund
AIM High Yield Fund                           AIM Municipal Bond Fund
AIM Income Fund                               AIM Total Return Bond Fund

                                                                     Dealer
                                         Investor's Sales Charge   Concession
                                         -----------------------  -------------
                                             As a         As a        As a
                                          Percentage   Percentage  Percentage
                                         of the Public of the Net of the Public
        Amount of Investment in            Offering      Amount     Offering
          Single Transaction                 Price      Invested      Price
        -----------------------          ------------- ---------- -------------
                   Less than $   50,000      4.75%        4.99%       4.00%
      $ 50,000 but less than $  100,000      4.00         4.17        3.25
      $100,000 but less than $  250,000      3.75         3.90        3.00
      $250,000 but less than $  500,000      2.50         2.56        2.00
      $500,000 but less than $1,000,000      2.00         2.04        1.60

CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund

                                                                     Dealer
                                         Investor's Sales Charge   Concession
                                         -----------------------  -------------
                                             As a         As a        As a
                                          Percentage   Percentage  Percentage
                                         of the Public of the Net of the Public
        Amount of Investment in            Offering      Amount     Offering
          Single Transaction                 Price      Invested      Price
        -----------------------          ------------- ---------- -------------
                   Less than $  100,000      1.00%        1.01%       0.75%
      $100,000 but less than $  250,000      0.75         0.76        0.50
      $250,000 but less than $1,000,000      0.50         0.50        0.40

AIM SHORT TERM BOND FUND

                                                                     Dealer
                                         Investor's Sales Charge   Concession
                                         ------------------------ -------------
                                             As a         As a        As a
                                          Percentage   Percentage  Percentage
                                         of the Public of the Net of the Public
        Amount of Investment in            Offering      Amount     Offering
          Single Transaction                 Price      Invested      Price
        -----------------------          ------------- ---------- -------------
                   Less than $  100,000      2.50         2.56        2.00
      $100,000 but less than $  250,000      2.00         2.04        1.50
      $250,000 but less than $  500,000      1.50         1.52        1.25
      $500,000 but less than $1,000,000      1.25         1.27        1.00

Beginning on October 31, 2002 Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.

LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A Shares of Category I, II or III Funds and Class A shares of AIM Short Term Bond Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, or III Funds and Class A shares of AIM Short Term Bond Fund and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. However, if an investor makes a Large Purchase of Class A shares of a Category I or II Fund and Class A shares of AIM Short Term Bond Fund each share issued will generally be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase. Large Purchases of Class A shares by investors who were Class K shareholders of record on October 21, 2005 are not subject to a CDSC.

AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

PURCHASES OF CLASS A SHARES BY NON-RETIREMENT PLAN. AIM Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I or II Funds or AIM Short Term Bond Fund, by investors other than: (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to
Section 501(c)(3) of the Code.

                              PERCENT OF PURCHASE

                 1% of the first $2 million
                 plus 0.80% of the next $1 million
                 plus 0.50% of the next $17 million
                 plus 0.25% of amounts in excess of $20 million

If (i) the amount of any single purchase order plus (ii) the net asset value of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).

If an investor made a Large Purchase of Class A shares of a Category III Fund or AIM Short Term Bond Fund on and after November 15, 2001 through October 30, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.

If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund or AIM Short Term Bond Fund, AIM Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I or II Fund or AIM Short Term Bond Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.

PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AT NAV. For purchases of Class A shares of Category I and II Funds or AIM Short Term Bond Fund, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value ("NAV") to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of Class A shares is a new investment (as defined below):

                              PERCENT OF PURCHASE

                 0.50% of the first $20 million
                 plus 0.25% of amounts in excess of $20 million

This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to
Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c) (3) of the Code.

A "new investment" means a purchase paid for with money that does not represent
(i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares, or (iv) money returned from another fund family. If AIM Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, AIM Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.

With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).

PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

DEFINITIONS

As used herein, the terms below shall be defined as follows:

  . "Individual" refers to a person, as well as his or her Spouse or Domestic Partner and his or her Children;

  .   "Spouse" is the person to whom one is legally married under state law;

  . "Domestic Partner" is an adult with whom one shares a primary residence for at least six-months, is in a relationship as a couple where one or each of them provides personal or financial welfare of the other without a fee, is not related by blood and is not married;

  . "Child" or "Children" include a biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a person standing in loco parentis;

  .   "Parent" is a person's biological or adoptive mother or father;

  . "Step-child" is the child of one's Spouse by a previous marriage or relationship;

  .   "Step-parent" is the Spouse of a Child's Parent; and

  . "Immediate Family" includes an Individual (including, as defined above, a person, his or her Spouse or Domestic Partner and his or her Children) as well as his or her Parents, Step-parents and the Parents of Spouse or Domestic Partner.

INDIVIDUALS

  . an Individual (including his or her spouse or domestic partner, and children);

  . a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and

  . a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an individual or have an individual named as the beneficiary thereof).

EMPLOYER-SPONSORED RETIREMENT PLANS

  . a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:

      a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);

      b.  each transmittal is accompanied by a single check or wire transfer;
          and

      c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies AIM Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

LETTERS OF INTENT

A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI"), and (ii) subsequently fulfilling the conditions of that LOI. Employer-sponsored retirement plans, with the exception of Solo 401(k) plans and SEP plans, are not eligible for a LOI.

The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

Calculating the Initial Sales Charge

  . Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).

  . It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

  . The offering price may be further reduced as described below under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment.

  . Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

Calculating the Number of Shares to be Purchased

  . Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

  . Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

  . If a purchaser wishes to revise the LOI investment amount upward, he, she or it may submit a written and signed request at any time prior to the completion of the original LOI. This revision will not change the original expiration date.

  . The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

Fulfilling the Intended Investment

  . By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

  . To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this

      LOI is completed within the 13-month period, the escrowed shares will be promptly released.

  . If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

  . Shareholders of AIM Basic Balanced Fund, AIM Developing Markets Fund, AIM Global Aggressive Growth Fund, AIM Global Equity Fund, AIM Global Growth Fund, AIM Global Health Care Fund and AIM Real Estate Fund who have a Letter of Intent in place as of November 1, 2005, will be able to complete the Letter of Intent under the current pricing schedule, and future Letters of Intent or subsequent purchases will be subject to the Category I pricing.

Canceling the LOI

  . If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors or its designee.

  . If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

Other Persons Eligible for the LOI Privilege

  . The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

LOIs and Contingent Deferred Sales Charges

All LOIs to purchase $1,000,000 or more of Class A shares of Category I and II Funds and AIM Short Term Bond Fund are subject to an 18-month, 1% CDSC.

RIGHTS OF ACCUMULATION

A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

If an investor's new purchase of Class A shares of a Category I or II Fund or AIM Short Term Bond Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period. For new purchases of Class A shares of Category III Funds at net asset value made on and after November 15, 2001 and through October 30, 2002, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 12 month holding period.

OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund, and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of the AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. It is the purchaser's responsibility to notify AIM Distributors or its designee of any qualifying relationship at the time of purchase.

AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

  .   AIM Management and its affiliates, or their clients;

  . Any current or retired officer, director or employee (and members of their Immediate Family) of AIM Management, its affiliates or The
      AIM Family of Funds(R); any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

  . Any current or retired officer, director, or employee (and members of their immediate family) of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;

  . Sales representatives and employees (and members of their immediate family) of selling group members of financial institutions that have arrangements with such selling group members;

  .   Purchases through approved fee-based programs;

  . Employer-sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:

      a.  a plan's initial investment is at least $1 million;

      b.  there are at least 100 employees eligible to participate in the plan;

      c. all plan transactions are executed through a single omnibus account per AIM Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that

      d. retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares at NAV based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code; and

      e. purchases of AIM Opportunities I Fund by all retirement plans are subject to initial sales charges;

  . Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

  . Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares and who purchase additional shares of the same Fund;

  . Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

  . A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

  . Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

  . Certain former AMA Investment Advisers' shareholders who became shareholders of AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

  . Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

  .   Shareholders of Investor Class shares of an AIM Fund;

  .   Qualified Tuition Programs created and maintained in accordance with
      Section 529 of the Code; and

  .   Insurance company separate accounts;

  . Additional purchases of Class A shares by shareholders of record of Class K shares on October 21, 2005 whose Class K shares were converted to Class A shares;

  . Retirement plan established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account) if:

      a. such plan is funded by a rollover of assets from an Employer-Sponsored Retirement Plan;

      b. the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof; and

      c. the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof.

  . Transfers to IRAs that are attributable to AIM Fund investments held in 403(b)(7)s, SIMPLEs, SEPs, SARSEPs, Traditional or Roth IRAs; and

  . Rollovers from AIM-held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPs, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an AIM IRA.

In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

  .   the reinvestment of dividends and distributions from a Fund;

  . exchanges of shares of certain Funds, as more fully described in the Prospectus;

  . the purchase of shares in connection with the repayment of a retirement plan loan administered by AIM Investment Services, Inc. ("AIS"); or

  .   a merger, consolidation or acquisition of assets of a Fund.

PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, AIM Distributors or one or more of its corporate affiliates (collectively, the "ADI Affiliates") may make additional cash payments to financial advisors in connection with the promotion and sale of shares of AIM funds. ADI Affiliates make these payments from their own resources, from AIM Distributors' retention of underwriting concessions and from payments to AIM Distributors under Rule 12b-1 plans. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial advisor may receive payments under more than one or all categories. Most financial advisors that sell shares of AIM funds receive one or more types of these cash payments. Financial advisors negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial advisor to another. ADI Affiliates do not make an independent assessment of the cost of providing such services.

In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), transfer agent, registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates. A list of certain financial advisors that received one or more types of payments below during the 2005 calendar year is attached hereto as Appendix H. This list is not necessarily current and will change over time.

Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to financial intermediaries not listed below. Accordingly, please contact your financial advisor to determine whether they currently may be receiving such payments and to obtain further information regarding any such payments.

REVENUE SHARING PAYMENTS. ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of AIM funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing AIM funds on the financial advisor's funds sales system, placing AIM funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including AIM funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisor programs - some of which may generate certain other payments described below.)

The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of AIM funds ("Sales-Based Payments"), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of AIM funds and Asset-Based Payments primarily create incentives to retain previously sold shares of AIM funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS. ADI Affiliates also may make payments to certain financial advisors that sell AIM Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% of average annual assets or $19 per annum per shareholder account. ADI Affiliates also may make payments to certain financial advisors that sell AIM Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that ADI Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial advisor, payment of networking fees of up to $12 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial advisor's mutual fund trading systems.

OTHER CASH PAYMENTS. From time to time, ADI Affiliates, at their expense, may provide additional compensation to financial advisors which sell or arrange for the sale of shares of the Fund. Such compensation provided by ADI Affiliates may include financial assistance to financial advisors that enable ADI Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial advisor-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD, Inc. ("NASD"). ADI Affiliates make payments for entertainment events it deems appropriate, subject to ADI Affiliates guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

ADI Affiliates are motivated to make the payments described above since they promote the sale of AIM fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of AIM funds or retain shares of AIM funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the AIM funds with respect to those assets.

In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in the prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the AIM funds, as well as about fees and/or commissions it charges.

Purchases of Class B Shares

Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Purchases of Class C Shares

Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM Short Term Bond Fund) at the time of such sales. Payments will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Short Term Bond Fund, an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.

Class K Shares

Class K shares converted to Class A shares at the close of business on October 21, 2005. If AIM Distributors paid a concession at the time of sale to the dealer of record, the Class K shares were subject to a 0.70% CDSC at the time of redemption if all retirement plan assets were redeemed within one year from the date of the retirement plan's initial purchase. This CDSC will continue to apply if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

Payments With Regards to Class K Shares

For Class A shares acquired by a former Class K shareholder (i) as a result of a fund merger; or (ii) as a result of the conversion of Class K shares into Class A shares on October 21, 2005, AIM Distributors will pay financial intermediaries 0.45% on such Class A shares as follows: (i) 0.25% from the Class A shares' Rule 12b-1 plan fees; and (ii) 0.20% from AIM Distributors' own resources provided that, on an annualized basis for 2005 as of October 21, 2005, the 0.20% exceeds $2,000 per year.

Purchase and Redemption of Class P Shares

Class P shares of the AIM Summit Fund are only sold to members of the general public through AIM Summit Investors Plans I and AIM Summit Investors Plans II (the "Summit Plans"). The Summit Plans are periodic payment plans, each registered as a unit investment trust under the 1940 Act. The terms of offering shares of the AIM Summit Fund and the procedures for requesting redemptions through the Summit Plans are set forth in the Summit Plans respective prospectuses. Shares of the AIM Summit Fund are sold to the Summit Plans at net asset value. The Summit Plans are currently closed to new investors.

The AIM Summit Fund's Prospectus for Class P shares provides for a limited group of individuals (certain individuals employed by or otherwise affiliated with the AIM Distributors) to purchase Class P shares of the AIM Summit Fund directly at net asset value. Investors in the Summit Plans also acquire direct ownership of Class P shares of the AIM Summit Fund upon the termination or completion of their periodic payment plans.

Shareholder inquiries concerning the status of an account in Class P shares of the AIM Summit Fund should be directed to AIS by calling (800) 959-4246. For information regarding inquiries concerning accounts in the Summit Plans, see the applicable prospectus.

Purchases of Class R Shares

Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I or II Funds, AIM Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:

                        PERCENT OF CUMULATIVE PURCHASES

                 0.75% of the first $5 million
                 plus 0.50% of amounts in excess of $5 million

With regard to any individual purchase of Class R shares, AIM Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).

Purchases of Investor Class Shares

Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. AIM Distributors may pay dealers and institutions an annual fee of 0.25% of average daily net assets and such payments will commence immediately.

Purchases of Institutional Class Shares

Institutional Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC.

Exchanges

TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AIS at (800) 959-4246. If a shareholder is unable to reach AIS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AIS as long as such request is received in good order prior to the close of the customary trading session of the New York Stock Exchange ("NYSE"). AIS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

Redemptions

GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received in good order. Such an arrangement is subject to timely receipt by AIS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge and any applicable redemption fee) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), present or future, with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Redemption Plan, all shares are to be held by AIS. To provide funds for payments made under the Systematic Redemption Plan, AIS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of Class A shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.

Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares

A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I and II Funds and AIM Short Term Bond Fund, upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of
AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class R shares. See the Prospectus for additional information regarding CDSCs.

CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II, III Fund or AIM Short Term Bond Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:

  . Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund held more than 18 months;

  . Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and through October 30, 2002 and held for more than 12 months;

  . Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class A shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

  .   Redemptions from private foundations or endowment funds;

  . Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

  . Redemptions of shares of Category I, II or III Funds, AIM Cash Reserve Shares of AIM Money Market Fund or AIM Short Term Bond Fund acquired by exchange from Class A shares of a Category I or II Fund or AIM Short Term Bond Fund, unless the shares acquired by exchange (on or after November 15, 2001 and through October 30, 2002 with respect to Category III Funds) are redeemed within 18 months of the original purchase or the exchange of Category I or II Fund or AIM Short Term Bond Fund shares;

  . Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;

  . Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I or II Fund or AIM Short Term Bond Fund, unless the Category I or II Fund or AIM Short Term Bond Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I or II Funds or AIM Short Term Bond Fund shares;

  . Redemptions of Category I or II Funds or AIM Short Term Bond Fund by retirement plan participants resulting from a total redemption of the plan assets that occurs more than one year from the date of the plan's initial purchase; and

  . Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund held by an Investor Class shareholder.

CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

  . Total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

  . Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;

  . Redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

  . Redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

  . Redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

  . Redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of
      Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

  . Redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and

  . Redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

  . Additional purchases of Class C shares of AIM International Core Equity Fund and AIM Real Estate Fund by shareholders of record on April 30, 1995, of AIM International Value Fund, predecessor of AIM International Core Equity Fund, and AIM Real Estate Fund, except that shareholders whose broker-dealers maintain a single omnibus account with AIS on behalf of these shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

  . Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

  . Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

  . Amounts from a Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

  . Liquidation by the AIM Fund when the account value falls below the minimum required account size of $500; and

  .   Investment account(s) of AIM and its affiliates.

CDSCs will not apply to the following redemptions of Class C shares:

  . A total or partial redemption of shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him;

  . A total or partial redemption which is necessary to fund a distribution requested by a participant in a retirement plan maintained pursuant to
      Section 401, 403, or 457 of the Code;

  . Redemptions of Class C shares of an AIM Fund other than AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund; and

  . Redemptions of Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS R SHARES AND FORMER CLASS K SHAREHOLDERS THAT ACQUIRED CLASS A SHARES

CDSCs will not apply to redemptions of Class A shares acquired as a result of conversion of Class K shares into Class A shares where the retirement plan's dealer of record notified the distributor prior to the time of purchase that the dealer waived the upfront payment otherwise payable to him.

CDSCs will not apply to the following redemptions of Class R shares:

  . A total or partial redemption of Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and

  . Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class R shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.

General Information Regarding Purchases, Exchanges and Redemptions

GOOD ORDER. Purchase, exchange and redemption orders must be received in good order in accordance with AIS policy and procedures and U.S. regulations. AIS reserves the right to refuse transactions. Transactions not in good order will not be processed and once brought into good order, will receive current price. To be in good order, an investor must supply AIS with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AIS in its sole discretion. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss.

AUTHORIZED AGENTS. AIS and AIM Distributors may authorize agents to accept purchase and redemption orders that are in good form on behalf of the AIM Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. The Fund will be deemed to have received the purchase or redemption order when the Fund's authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by a Fund's authorized agent.

TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AIS. Any loss resulting from the failure of the dealer or financial intermediary to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary.

SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; (4) written redemptions or exchanges of shares held in certificate form previously reported to AIM as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record; and (5) requests to redeem accounts where the proceeds are over $250,000 or the proceeds are to be sent to an address or a bank other than the address or bank of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AIS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. Notary Public signatures are not an acceptable replacement for a signature guarantee AIS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the total transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AIS.

TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number (PIN). By establishing a PIN, the investor acknowledges and agrees that neither AIS nor AIM Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds.

ABANDONED PROPERTY. It is the responsibility of the investor to ensure that AIS maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AIS. Upon receiving returned mail, AIS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AIS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AIS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

INSTITUTIONAL CLASS SHARES

   Before the initial purchase of shares, an investor must submit a completed account application to his financial intermediary, who should forward the application to AIM Investment Services, Inc. at P.O. Box 4497, Houston, Texas 77210-4497. An investor may change information in his account application by submitting written changes or a new account application to his intermediary or to AIS.

   A financial intermediary may submit a written request to AIS for correction of transactions involving Fund shares. If AIS agrees to correct a transaction, and the correction requires a dividend adjustment, the intermediary must agree in writing to reimburse the Fund for any resulting loss.

   An investor may terminate his relationship with an intermediary and become the shareholder of record on his account. However, until the investor establishes a relationship with an intermediary, the investor will not be able to purchase additional shares of the Fund, except through the reinvestment of distributions.

   Payment for redeemed shares is normally made by Federal Reserve wire to the bank account designated in the investor's account application, but may be sent by check at the investor's request. By providing written notice to his financial intermediary or to AIS, an investor may change the bank account designated to receive redemption proceeds. AIS may request additional documentation.

   AIS may request that an intermediary maintain separate master accounts in the Fund for shares held by the intermediary (a) for its own account, for the account of other institutions and for accounts for which the intermediary acts as a fiduciary; and (b) for accounts for which the intermediary acts in some other capacity. An intermediary may aggregate its master accounts and subaccounts to satisfy the minimum investment requirement.

   Platform sponsors that provide investment vehicles to fund Section 401 defined contribution plans and have entered into written agreements with AIM Distributors to waive applicable investment minimums may purchase Institutional Class shares for accounts within such plans.

OFFERING PRICE

The following formula may be used to determine the public offering price per Class A share of an investor's investment:

   Net Asset Value / (1 - Sales Charge as % of Offering Price) = Offering Price.

For example, at the close of business on March 31, 2005, AIM Energy Fund - Class A shares had a net asset value per share of $32.86. The offering price, assuming an initial sales charge of 5.50%, therefore was $34.77.

Shares of the Institutional Class are offered at net asset value.

Calculation of Net Asset Value

Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts generally will be valued15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statements due to adjustments required by generally accepted accounting principles made to the net asset value of the Fund at period end.

Each equity security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing vendors or market makers. Each equity security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day. Debt securities (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not available, including situations where market quotations are unreliable, are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with procedures approved by the Board. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of the Fund's share are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If AIM believes a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected security as on of the close of the NYSE as determined in good faith using procedures approved by the Board.

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Trading in certain foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Issuer specific events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.

Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTION IN KIND

Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, a Fund may make a redemption in kind if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Funds made an election under Rule 18f-1 under the 1940 Act (a "Rule 18f-1 Election") and therefore, the Trust, on behalf of a Fund, is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.

BACKUP WITHHOLDING

Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

Each AIM Fund, and other payers, generally must withhold, 28% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

An investor is subject to backup withholding if:

    1. the investor fails to furnish a correct TIN to the Fund;
    2. the IRS notifies the Fund that the investor furnished an incorrect TIN;
    3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);
    4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or
    5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

Certain payees and payments are exempt from backup withholding and information reporting. AIM or AIS will not provide Form 1099 to those payees.

Investors should contact the IRS if they have any questions concerning withholding.

IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                            OTHER SERVICE PROVIDERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds' independent registered public accounting firm is responsible for auditing the financial statements of the Funds. The Audit Committee of the Board appointed PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, as the independent registered public accounting firm to audit the financial statements of the Funds. Such appointment was ratified and approved by the Board.

CUSTODIAN

   State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is the Custodian of all securities and cash of the Funds. JPMorgan Chase Bank, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Funds. The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217-1431, also serves as sub-custodian to facilitate cash management.

   The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

TRANSFER AGENT

AIM Investment Services, Inc. ("AIS"), 11 Greenway Plaza, Suite 100, Houston, TX 77046, a wholly owned subsidiary of AIM, is the Trust's transfer agent.

   The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and AIS provides that AIS will perform certain services related to the servicing of shareholders of the Funds. Other such services may be delegated or sub-contracted to third party intermediaries. For servicing accounts holding Class A, A3, B, C, P, R, AIM Cash Reserve and Investor Class Shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay AIS a fee at an annual rate of $21.60 per open shareholder account plus certain out of pocket expenses. This fee is paid monthly at the rate of 1/12 of the annual rate and is based upon the number of open shareholder accounts during each month. In addition, all fees payable by AIS or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Funds, subject to certain limitations approved by the Board of the Trust. These payments are made in consideration of services that would otherwise be provided by AIS if the accounts serviced by such intermediaries were serviced by AIS directly. For more information regarding such payments to intermediaries, see the discussion under "Administrative and Processing Support Payments" below.

   For servicing accounts holding Institutional Class Shares, the TA Agreement provides that the Trust on behalf of the Funds will pay AIS a fee equal to $2.00 per trade executed to be billed monthly plus certain out of pocket expenses. In addition, all fees payable by AIS or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Funds, subject to certain limitations approved by the Board of the Trust (including a limitation on the amount of any fee payable to an intermediary of 0.10% of the average net assets held in accounts serviced by such intermediary). These payments are made in consideration of services that would otherwise be provided by AIS if the accounts serviced by such intermediaries were serviced by AIS directly. For more information regarding such payments to intermediaries, see the discussion under, "Administrative and Processing Support Payments," below.

LEGAL COUNSEL

Legal matters of the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP 1735 Market Street, Philadelphia, PA 19103-7599.

                   BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

AIM makes decisions to buy and sell securities for each Fund, selects broker-dealers (each, a "Broker"), effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain best execution, which AIM defines as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Broker Selection" below.

Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues include a commission or concession paid by the issuer (not the Funds) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.

Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

COMMISSIONS

During the last three fiscal years ended March 31, none of the Funds paid brokerage commissions to Brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other AIM Funds or other accounts (and may invest in the Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKER SELECTION

AIM's primary consideration in selecting Brokers to execute portfolio transactions for a Fund is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity securities for a Fund, AIM considers the full range and quality of a Broker's services, including the value of research and/or brokerage services provided, execution capability, commission rate, willingness to commit capital, anonymity and responsiveness. AIM's primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for a Fund is the Broker's ability to deliver or sell the relevant fixed income securities; however, AIM will also consider the various factors listed above. In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund. AIM will not select Brokers based upon their promotion or sale of Fund shares.

In choosing Brokers to execute portfolio transactions for the Funds, AIM may select Brokers that provide brokerage and/or research services ("Soft Dollar Products") to the Funds and/or the other accounts over which AIM and its affiliates have investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the Broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, a Fund may pay a Broker higher commissions than those available from another Broker in recognition of such Broker's provision of Soft Dollar Products to AIM.

AIM faces a potential conflict of interest when it uses client trades to obtain Soft Dollar Products. This conflict exists because AIM is able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces AIM's expenses to the extent that AIM would have purchased such products had they not been provided by Brokers. Section 28(e) permits AIM to use Soft Dollar Products for the benefit of any account it manages. Certain AIM-managed accounts may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other AIM-managed accounts, effectively cross subsidizing the other AIM-managed accounts that benefit directly from the product. AIM may not use all of the Soft Dollar Products provided by Brokers through which a Fund effects securities transactions in connection with managing such Fund.

AIM and certain of its affiliates presently engage in the following instances of cross-subsidization:

    1. Fixed income funds normally do not generate soft dollar commissions to pay for Soft Dollar Products. Therefore, soft dollar commissions used to pay for Soft Dollar Products which are used to manage the fixed income AIM Funds are generated entirely by equity AIM Funds and other equity client accounts managed by AIM or A I M Capital, Inc. ("AIM Capital"), a subsidiary of AIM. In other words, the fixed income AIM Funds are cross-subsidized by the equity AIM Funds, in that the fixed income AIM Funds receive the benefit of Soft Dollar Products services for which they do not pay.

    2. The investment models used to manage many of the AIM Funds are also used to manage other accounts of AIM and/or AIM Capital. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the AIM Funds and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by both of these advisory affiliates.

       This type of cross-subsidization occurs in both directions. For example, soft dollar commissions generated by transactions of the AIM Funds and/or other accounts managed by AIM are used for Soft Dollar Products which may benefit those AIM Funds and/or accounts as well as accounts managed by AIM Capital. Additionally, soft dollar commissions generated by transactions of accounts managed by AIM Capital are used for Soft Dollar Products which may benefit those accounts as well as accounts managed by AIM. In certain circumstances, AIM Capital accounts may indicate that their transactions should not be used to generate soft dollar commissions but may still receive the benefits of Soft Dollar Products received by AIM or AIM Capital.

    3. Some of the common investment models used to manage various Funds and other accounts of AIM and/or AIM Capital are also used to manage accounts of AIM Private Asset Management, Inc. ("APAM"), another AIM subsidiary. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the Funds and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by AIM, AIM Capital and APAM. This cross-subsidization occurs in only one direction. Most of APAM's accounts do not generate soft dollar commissions which can be used to purchase Soft Dollar Products. The soft dollar commissions generated by transactions of the Funds and/or other accounts managed by AIM and/or AIM Capital are used for Soft Dollar Products which may benefit the accounts managed by AIM, AIM Capital and APAM; however, APAM does not provide any soft dollar research benefit to the Funds and/or other accounts managed by AIM or AIM Capital.

AIM and AIM Capital attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if AIM and AIM Capital conclude that the Broker supplying the product is capable of providing best execution.

Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. AIM uses soft dollars to purchase two types of Soft Dollar Products:

     .   proprietary research created by the Broker executing the trade, and
     . other products created by third parties that are supplied to AIM through the Broker executing the trade.

Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. AIM periodically rates the quality of proprietary research produced by various Brokers. Based on the evaluation of the quality of information that AIM receives from each Broker, AIM develops an estimate of each Broker's share of AIM clients' commission dollars. AIM attempts to direct trades to the firms to meet these estimates.

AIM also uses soft dollars to acquire products from third parties that are supplied to AIM through Brokers executing the trades or other Brokers who "step in" to a transaction and receive a portion of the brokerage commission for the trade. AIM may from time to time instruct the executing Broker to allocate or "step out" a portion of a transaction to another Broker. The Broker to which AIM has "stepped out" would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been "stepped out." Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

Soft Dollar Products received from Brokers supplement AIM's own research (and the research of certain of its affiliates), and may include the following types of products and services:

  . Database Services - comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

  . Quotation/Trading/News Systems - products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

  . Economic Data/Forecasting Tools - various macro economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.

  . Quantitative/Technical Analysis - software tools that assist in quantitative and technical analysis of investment data.

  . Fundamental/Industry Analysis - industry specific fundamental investment research.

  . Fixed Income Security Analysis - data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, which are relevant to fixed income securities.

  . Other Specialized Tools - other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.

If AIM determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), AIM will allocate the costs of such service or product accordingly in its reasonable discretion. AIM will allocate brokerage commissions to Brokers only for the portion of the service or product that AIM determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

Outside research assistance is useful to AIM since the Brokers used by AIM tend to provide more in-depth analysis of a broader universe of securities and other matters than AIM's staff follows. In addition, such services provide AIM with a diverse perspective on financial markets. Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any Broker in the execution of transactions in portfolio securities. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. AIM believes that because Broker research supplements rather than replaces AIM's research, the receipt of such research tends to improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. To the extent the Funds' portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Funds might exceed those that might otherwise have been paid.

AIM may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the Broker; and (2) the research services provided by the Broker. Portfolio transactions may be effected through Brokers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients, provided that AIM believes such Brokers provide best execution and such transactions are executed in compliance with AIM's policy against using directed brokerage to compensate Brokers for promoting or selling AIM Fund shares. AIM will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.

DIRECTED BROKERAGE (RESEARCH SERVICES)

   During the last fiscal year ended March 31, 2005, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:

                                                                    RELATED
                                                                   BROKERAGE
   FUND                                             TRANSACTIONS  COMMISSIONS
   ----                                            -------------- -----------
   AIM Energy Fund                                 $  451,725,002 $   614,977
   AIM Financial Services Fund                        897,225,427     966,186
   AIM Gold & Precious Metals Fund                     91,906,572     224,911
   AIM Leisure Fund                                   170,593,098     407,153
   AIM Technology Fund                              2,698,062,815   7,126,753
   AIM Utilities Fund                                 135,271,961     264,793

REGULAR BROKERS

During the last fiscal year ended March 31, 2005, AIM Financial Services Fund held securities issued by the following companies, which are "regular" brokers or dealers of AIM Financial Services Fund:

                                                                   MARKET
   ISSUER                                            SECURITY      VALUE
   ------                                          ------------ ------------
   Bank of America Corp.                           Common Stock $ 40,740,109
   Goldman Sachs Group, Inc. (The)                 Common Stock    4,971,548
   JPMorgan Chase & Co.                            Common Stock   48,871,531
   Lehman Brothers Holding Inc.                    Common Stock   10,517,672
   Merrill Lynch & Co., Inc.                       Common Stock   37,672,960
   Morgan Stanley                                  Common Stock   28,705,150
   UBS A.G.                                        Common Stock   10,043,600

Neither AIM nor any affiliate of AIM receives any brokerage commissions on portfolio transactions effected on behalf of the Funds, and there is no affiliation between AIM or any person affiliated with AIM or the Funds and any broker or dealer that executes transactions for the Funds.

ALLOCATION OF PORTFOLIO TRANSACTIONS

AIM and its affiliates manage numerous AIM Funds and other accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more other accounts. However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more other accounts, and is considered at or about the same time, AIM will allocate transactions in such securities among the Fund(s) and these accounts on a pro rata basis based on order size or in such other manner believed by AIM to be fair and equitable. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

ALLOCATION OF EQUITY INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in equity IPOs. Purchases of equity IPOs by one AIM Fund or other accounts may also be considered for purchase by one or more other AIM Funds or accounts. AIM shall combine indications of interest for equity IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO. When the full amount of all IPO orders for such AIM Funds and accounts cannot be filled completely, AIM shall allocate such transactions in accordance with the following procedures:

AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular equity IPO by reviewing a number of factors, including market capitalization/liquidity suitability and sector/style suitability of the investment with the AIM Fund's or account's investment objective, policies, strategies and current holdings. AIM will allocate equity securities issued in IPOs to eligible AIM Funds and accounts on a pro rata basis based on order size.

BROKERAGE COMMISSIONS AND UNDERWRITING DISCOUNTS

The aggregate dollar amount of brokerage commissions paid by each Fund for the periods outlined in the table below were:

ENERGY FUND/1/
Year Ended March 31, 2005                $   658,184
Year Ended March 31, 2004                  1,056,462
Year Ended March 31, 2003                  1,874,405

FINANCIAL SERVICES FUND
Year Ended March 31, 2005                $ 1,236,728
Year Ended March 31, 2004                  1,561,233
Year Ended March 31, 2003                  2,680,782

GOLD & PRECIOUS METALS FUND
Year Ended March 31, 2005                $   347,166
Year Ended March 31, 2004                    434,500
Year Ended March 31, 2003                    642,351

LEISURE FUND
Year Ended March 31, 2005                $   338,613
Year Ended March 31, 2004                    586,281
Year Ended March 31, 2003                  1,189,376

TECHNOLOGY FUND/2/
Year Ended March 31, 2005                $ 8,180,633
Year Ended March 31, 2004                 14,722,021
Year Ended March 31, 2003                 11,471,075

UTILITIES FUND
Year Ended March 31, 2005                $   322,041
Year Ended March 31, 2004                    352,717
Year Ended March 31, 2003                    455,873

/1/ The variation in brokerage commissions paid by AIM Energy Fund for the fiscal years ended March 31, 2003 and 2004, as compared to the fiscal year ended March 31, 2005, was due to an increase in portfolio turnover as a result of fund mergers the Fund was involved in on November 24, 2003.
/2/ The variation in brokerage commission paid by AIM Technology Fund for the fiscal years ended March 31, 2003 and 2004, as compared to the fiscal year ended March 31, 2005, was due to an increase in portfolio turnover during the fiscal years ended March 31, 2004 as a result of fund mergers the Fund was involved in on November 24, 2003.

                  TAX CONSEQUENCES OF OWNING SHARES OF A FUND

Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualifications as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and
(ii) at least 90% of the excess of its tax-exempt interest income under Code
Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities, or currencies and net income derived from certain publicly traded partnerships (the "Income Requirement"). Under certain circumstances, a Fund may be required to sell portfolio holdings to meet the Income Requirement.

In addition to satisfying the Distribution and Income Requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or collectively, in securities of certain publicly traded partnerships.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

Dividends paid by a Fund from net investment income as well as distributions of net realized short-term capital gain and net realized gain from certain foreign currency transactions are taxable for federal income tax purposes as ordinary income to shareholders. All dividends and other distributions, to the extent of a Fund's earnings and profits, are taxable, whether such dividends and distributions are reinvested in additional shares or paid in cash. Dividends eligible for the dividends-received deduction will be limited to the aggregate amount of qualifying dividends that a Fund derives from its portfolio investments.

Ordinary income dividends paid by a Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. However, dividends received by a Fund from foreign personal holding companies, foreign investment companies or "passive foreign investment companies" ("PFICs") are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of a Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by a Fund will be qualifying dividend income.

A Fund realizes a capital gain or loss when it sells a portfolio security for more or less than it paid for that security. Capital gain and loss are divided into short-term and long-term, depending on how long the Fund held the security which gave rise to the gain or loss. If the security was held one year or less the gain or loss is considered short-term, while holding a security for more than one year will generate a long-term gain or loss. Short-term capital gain is included with income from dividends and interest as ordinary income and is paid to shareholders as dividends, as discussed above. If total long-term gains on sales exceed total short-term losses, including any losses carried forward from previous years, a Fund will have a net capital gain.

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Such distributions are not eligible for the dividends-received deduction. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

After the end of each fiscal year, each Fund sends information to shareholders regarding the amount and character of dividends paid during the year.

If the net asset value of a Fund's shares should be reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be a return of invested capital. Accordingly, if shares of a Fund are purchased shortly before a distribution, a portion of the purchase price for the shares may then be returned to the shareholder as a taxable dividend or capital gain.

If it invests in foreign securities, a Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

A Fund may invest in the stock of PFICs. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average value of at least 50% of its assets produce, or are held for the production of, passive income. Each Fund intends to "mark-to-market" its stock in any PFIC. In this context, "marking-to-market" means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund's adjusted basis in the PFIC stock as of the end of the year. In certain circumstances, a Fund will also be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value of the PFIC stock as of the end of the year. The deduction will only be allowed to the extent of any PFIC mark-to-market gains recognized as ordinary income in prior years. A Fund's adjusted tax basis in each PFIC stock for which it makes this election will be adjusted to reflect the amount of income included or deduction taken under the election.

Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currencies that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.

The transfer agent may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by the transfer agent will be computed using the single-category average cost method, although neither the transfer agent nor the Funds recommend any particular method of determining cost basis. Other methods may result in different tax consequences. Even if you have reported gains or losses for a Fund in past years using another basis method, you may be able to use the average cost method for determining gains or losses in the current year. However, once you have elected to use the average cost method, you must continue to use it unless you apply to the IRS for permission to change methods. Likewise, changing to any basis method other than the average cost method requires IRS approval.

If you sell Fund shares at a loss after holding them for six months or less, your loss will be treated as long-term (instead of short-term) capital loss to the extent of any capital gain distributions that you may have received on those shares. If you pay a sales charge to acquire shares, that sales charge is generally treated as part of your cost basis for determining gain or loss upon disposition of those shares. However, if you exchange your shares within ninety days of acquisition and the sales charge was paid on the original shares, then the sales charge is not treated as part of your cost basis on the original shares, but instead, carries over to be included as part of your cost basis in the new or replacement shares.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

You should consult your own tax adviser regarding specific questions as to federal, state, and local taxes. Dividends and capital gain distributions will generally be subject to applicable state and local taxes. Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, for income tax purposes does not entail government supervision of management or investment policies. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on November 15, 2005.

                                  PERFORMANCE

To keep shareholders and potential investors informed, AIM will occasionally advertise the Funds' total return for one-, five-, and ten-year periods (or since inception). Most advertisements of the Funds will disclose the maximum front-end sales charge imposed on purchases of a Fund's Class A shares and/or the applicable CDSC imposed on redemptions of a Fund's Class B, Class C, and Class R shares. If any advertised performance data does not reflect the maximum front-end sales charge (if any), or the applicable CDSC, such advertisement will disclose that the sales charge or CDSC has not been deducted in computing the performance data, and that, if reflected, such charges would reduce the performance quoted.

Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of the maximum front-end sales charge at the time of purchase. Standardized total return for Class B and Class

C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period. A 1.00% - 5.00% CDSC may be charged on redemptions of Class B shares held six years or less, other than shares acquired through reinvestment of dividends and other distributions. A 1.00% CDSC may be charged on redemptions of Class C shares held twelve months or less, other than shares acquired through reinvestment of dividends and other distributions. Please see the section entitled "Distributor" for additional information on CDSCs. A 0.75% CDSC may be charged on redemptions of Class R shares, if you are a qualified plan, elect to receive a dealer concession, and redeem the plan within twelve months from initial deposit in the plan's AIM account. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual returns tend to even out variations in a Fund's returns, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of the Fund.

In addition to average annual returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in a Fund's investment results, because they do not show the interim variations in performance over the periods cited. Total returns may be quoted with or without taking a Fund's maximum applicable Class A front-end sales charge or Class B, Class C, or Class R CDSC into account. Excluding sales charges from a total return calculation produces a higher total return figure.

We may also advertise the Utilities Fund's "30-day SEC yield." "30-day SEC yield" is based on historical earnings and is not intended to indicate future performance. The "30-day SEC yield" of a Fund refers to the income generated by an investment in the Fund over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that period is assumed to be generated each 30-day period over a 52-week period and is shown as a percentage of the investment.

The "30-day SEC yield" for the Utilities Fund (with expense reimbursements) for the 30 days ended March 31, 2005 was:

                                 Investor                         Institutional
Fund                              Class   Class A Class B Class C     Class
----                             -------- ------- ------- ------- -------------
Utilities                          1.95%   1.78%   1.22%   1.22%     N/A/1/

/1/  Institutional Class shares commenced operations on October 25, 2005.

More information about the Funds' recent and historical performance is contained in a Fund's Annual Report to Shareholders. You can get a free copy by calling or writing to AIS using the telephone number or address on the back cover of the Funds' Prospectuses.

When we quote mutual fund rankings published by Lipper Inc., we may compare a Fund to others in its appropriate Lipper category, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare a Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials.

Performance figures are based on historical earnings and are not intended to suggest future performance.

Average annual total return performance for the one-, five-, and ten- (or since inception) periods ended March 31, 2005 was:

                                                                  10 YEAR OR
FUND AND CLASS                                   1 YEAR 5 YEAR  SINCE INCEPTION
--------------                                   ------ ------  ---------------

INVESTOR CLASS

Energy Fund
   Return Before Taxes                           47.72%  15.38%      17.22%
   Return After Taxes on Distributions           47.72%  15.01%      15.71%
   Return After Taxes on Distributions and Sale
     of Fund Shares                              31.02%  13.34%      14.49%

Financial Services Fund
   Return Before Taxes                           -3.44%   4.32%      13.46%
   Return After Taxes on Distributions           -4.70%   3.49%      11.37%
   Return After Taxes on Distributions and Sale
     of Fund Shares                              -0.42%   3.49%      10.92%

Gold & Precious Metals Fund
   Return Before Taxes                           -6.00%  19.12%       1.13%
   Return After Taxes on Distributions           -6.32%  18.52%      -0.36%
   Return After Taxes on Distributions and Sale
     of Fund Shares                              -3.85%  16.56%       0.17%

Leisure Fund
   Return Before Taxes                            7.35%   3.37%      14.14%
   Return After Taxes on Distributions            7.19%   2.44%      12.33%
   Return After Taxes on Distributions and Sale
     of Fund Shares                               4.91%   2.43%      11.57%

Technology Fund
   Return Before Taxes                           -4.57% -24.87%       5.45%
   Return After Taxes on Distributions           -4.57% -25.06%       3.26%
   Return After Taxes on Distributions and Sale
     of Fund Shares                              -2.97% -18.77%       3.66%

Utilities Fund
   Return Before Taxes                           25.08%  -6.56%       7.48%
   Return After Taxes on Distributions           24.42%  -7.30%       6.03%
   Return After Taxes on Distributions and Sale
     of Fund Shares                              16.76%  -5.75%       5.79%

INSTITUTIONAL CLASS

Energy Fund                                        N/A     N/A         N/A/1/

Technology Fund
   Return Before Taxes                           -3.59% -24.29%      -3.51%/2/
   Return After Taxes on Distributions           -3.59% -24.48%      -3.91%/2/
   Return After Taxes on Distributions and Sale
     of Fund Shares                              -2.33% -18.41%      -2.86%/2/

Utilities Fund                                     N/A     N/A         N/A/3/

                                                                  10 YEAR OR
FUND AND CLASS                                   1 YEAR  5 YEAR SINCE INCEPTION
--------------                                   ------  ------ ---------------

CLASS A - (INCLUDING FRONT-END SALES CHARGE)

Energy Fund
   Return Before Taxes                            39.42%    N/A      17.21%/4/
   Return After Taxes on Distributions            39.42%    N/A      17.21%/4/
   Return After Taxes on Distributions and Sale
     of Fund Shares                               25.62%    N/A      14.95%/4/

Financial Services Fund
   Return Before Taxes                            -8.86%    N/A       0.34%/4/
   Return After Taxes on Distributions           -10.04%    N/A      -0.17%/4/
   Return After Taxes on Distributions and Sale
     of Fund Shares                               -4.06%    N/A       0.32%/4/

Gold & Precious Metals Fund
   Return Before Taxes                           -11.03%    N/A      15.28%/4/
   Return After Taxes on Distributions           -11.30%    N/A      14.72%/4/
   Return After Taxes on Distributions and Sale
     of Fund Shares                               -7.13%    N/A      12.94%/4/

Leisure Fund
   Return Before Taxes                             1.35%    N/A       3.65%/4/
   Return After Taxes on Distributions             1.21%    N/A       3.61%/4/
   Return After Taxes on Distributions and Sale
     of Fund Shares                                0.99%    N/A       3.11%/4/

Technology Fund
   Return Before Taxes                            -9.79%    N/A      -9.81%/4/
   Return After Taxes on Distributions            -9.79%    N/A      -9.81%/4/
   Return After Taxes on Distributions and Sale
     of Fund Shares                               -6.36%    N/A      -8.20%/4/

Utilities Fund
   Return Before Taxes                            18.05%    N/A       5.87%/4/
   Return After Taxes on Distributions            17.45%    N/A       5.14%/4/
   Return After Taxes on Distributions and Sale
     of Fund Shares                               12.16%    N/A       4.64%/4/

CLASS B - (INCLUDING CDSC)

Energy Fund
   Return Before Taxes                            41.63%    N/A      17.88%/4/
   Return After Taxes on Distributions            41.63%    N/A      17.88%/4/
   Return After Taxes on Distributions and Sale
     of Fund Shares                               27.06%    N/A      15.54%/4/

Financial Services Fund
   Return Before Taxes                            -8.59%    N/A       0.81%/4/
   Return After Taxes on Distributions            -9.77%    N/A       0.35%/4/
   Return After Taxes on Distributions and Sale
     of Fund Shares                               -3.88%    N/A       0.73%/4/

                                                                  10 YEAR OR
FUND AND CLASS                                   1 YEAR  5 YEAR SINCE INCEPTION
--------------                                   ------  ------ ---------------

Gold & Precious Metals Fund
   Return Before Taxes                           -11.11%    N/A      16.50%/4/
   Return After Taxes on Distributions           -11.37%    N/A      15.95%/4/
   Return After Taxes on Distributions and Sale
     of Fund Shares                               -7.18%    N/A      14.02%/4/

Leisure Fund
   Return Before Taxes                             1.54%    N/A       3.98%/4/
   Return After Taxes on Distributions             1.48%    N/A       3.96%/4/
   Return After Taxes on Distributions and Sale
     of Fund Shares                                1.05%    N/A       3.40%/4/

Technology Fund
   Return Before Taxes                            -9.89%    N/A      -9.73%/4/
   Return After Taxes on Distributions            -9.89%    N/A      -9.73%/4/
   Return After Taxes on Distributions and Sale
     of Fund Shares                               -6.43%    N/A      -8.14%/4/

Utilities Fund
   Return Before Taxes                            19.17%    N/A       6.25%/4/
   Return After Taxes on Distributions            18.70%    N/A       5.71%/4/
   Return After Taxes on Distributions and Sale
     of Fund Shares                               12.81%    N/A       5.08%/4/

CLASS C - (INCLUDING CDSC)

Energy Fund
   Return Before Taxes                            45.67%  14.63      18.60%/5/
   Return After Taxes on Distributions            45.67%  14.26      18.22%/5/
   Return After Taxes on Distributions and Sale
     of Fund Shares                               29.68%  12.66      16.28%/5/

Financial Services Fund
   Return Before Taxes                            -5.05%   3.48       6.20%/5/
   Return After Taxes on Distributions            -6.26%   2.72       5.41%/5/
   Return After Taxes on Distributions and Sale
     of Fund Shares                               -1.54%   2.81       5.15%/5/

Gold & Precious Metals Fund
   Return Before Taxes                            -7.51%  19.97      17.36%/5/
   Return After Taxes on Distributions            -7.69%  19.47      16.89%/5/
   Return After Taxes on Distributions and Sale
     of Fund Shares                               -4.85%  17.39      15.05%/5/

Leisure Fund
   Return Before Taxes                             5.55%   2.50       3.13%/5/
   Return After Taxes on Distributions             5.50%   1.60       2.24%/5/
   Return After Taxes on Distributions and Sale
     of Fund Shares                                3.66%   1.71       2.25%/5/

                                                                  10 YEAR OR
FUND AND CLASS                                    1 YEAR 5 YEAR SINCE INCEPTION
--------------                                    ------ ------ ---------------

Technology Fund
   Return Before Taxes                            -6.07% -25.47     -23.98%/5/
   Return After Taxes on Distributions            -6.07% -25.66     -24.17%/5/
   Return After Taxes on Distributions and Sale
     of Fund Shares                               -3.94% -19.14     -18.13%/5/

Utilities Fund
   Return Before Taxes                            23.08%  -7.40      -6.76%/5/
   Return After Taxes on Distributions            22.61%  -7.88      -7.24%/5/
   Return After Taxes on Distributions and Sale
     of Fund Shares                               15.35%  -6.28      -5.76%/5/

CLASS R

Leisure Fund                                        N/A     N/A        N/A/6/

/1/ Institutional Class shares commenced investment operations on January 31, 2006.
/2/ Institutional Class shares commenced investment operations on December 21, 1998.
/3/  Institutional Class shares commenced operations on October 25, 2005.
/4/  Class A and Class B shares commenced operations on March 28, 2002.
/5/  Class C shares commenced operations on February 14, 2000.
/6/  Class R shares commenced operations on October 25, 2005.

Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               P(1 + T)/n/ = ERV

where:   P = a hypothetical initial payment of $1,000
         T = average annual total return
         n = number of years
         ERV = ending redeemable value of initial payment

Average annual total return after taxes on distributions and after taxes on distributions and sale of Fund shares is computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value, according to the following formula:

After taxes on distributions:

                             P(1 + T)/n/ =ATV\\D\\

where:   P = a hypothetical initial payment of $1,000
         T = average annual total return (after taxes on distributions) n = number of years
         ATV\\D\\ = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on fund distributions but not after taxes on redemptions.

After taxes on distributions and redemption:

                            P(1 + T)/n/ =ATV\\DR\\

where: P = a hypothetical initial payment of $1,000
       T = average annual total return (after taxes on distributions and redemption)
             n = number of years
       ATV\\DR\\ = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on fund distributions and redemptions.

The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period indicated.

The "30-day SEC yield" is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         Yield = 2[(a-b)/cd+1)/6/ -1]

where: a = dividends and interest earned during the period

       b = expenses accrued for the period (net of reimbursements)

       c = the average daily number of shares outstanding during the period that were entitled to receive dividends

       d = the maximum offering price per share on the last day of the period

In conjunction with performance reports, comparative data between a Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

In conjunction with performance reports and/or analyses of shareholder services for a Fund, comparative data between that Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, S&P, Lipper Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the NYSE, the Nikkei Stock Average, and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. These sources utilize information compiled
(i) internally; (ii) by Lipper Inc.; or (iii) by other recognized analytical services. The Lipper Inc. mutual fund rankings and comparisons which may be used by the Funds in performance reports will be drawn from the following mutual fund groupings, in addition to the broad-based Lipper general fund groupings.

                                        Lipper Mutual
 Fund                                   Fund Category
 ----                                   -------------

 Energy                                 Natural Resources
 Financial Services                     Financial Services
 Gold & Precious Metals                 Gold Oriented
 Leisure                                Specialty/Miscellaneous
 Technology                             Science and Technology
 Utilities                              Utility

Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

Advertising Age            Fortune                    Philadelphia Inquirer
Barron's                   Hartford Courant Inc.      The Bond Buyer
Best's Review              Institutional Investor     USA Today
Bloomberg                  Insurance Forum            U.S. News & World Report
Broker World               Insurance Week             Wall Street Journal
Business Week              Investor's Business Daily  Washington Post
Changing Times             Journal of the American    CNN
Christian Science Monitor  Society of CLU & ChFC      CNBC
Consumer Reports           Kiplinger Letter           PBS
Economist                  Money
FACS of the Week           Mutual Fund Forecaster
Financial Planning         Nation's Business
Financial Product News     New York Times
Financial Services Week    Pension World
Financial World            Pensions & Investments
Forbes                     Personal Investor

Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

Bank Rate Monitor              Morningstar, Inc.
Bloomberg                      Standard & Poor's
FactSet Date Systems           Strategic Insight
Lipper, Inc.                   Thompson Financial

                              PENDING LITIGATION

   Regulatory Action Alleging Market Timing

   On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.

   If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP PLC ("AMVESCAP") from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is not assurance that such exemptive relief will be granted.

   On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court, which Conditional Transfer Order was finalized on October 19, 2005. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

   On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that essentially mirror the WVAG's allegations mention above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to challenge this action, which they intend to do.

   Private Civil Actions Alleging Market Timing

   Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of January 9, 2006 is set forth in Appendix I-1.

   All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix P-1. Plaintiffs in two of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. These lawsuits are identified in Appendix I-1.

   Private Civil Actions Alleging Improper Use of Fair Value Pricing

   Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of January 9, 2006 is set forth in Appendix I-2.

   Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

   Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of January 9, 2006 is set forth in Appendix I-3.

   Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

   Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of January 9, 2006 is set forth in Appendix I-4.

                                  APPENDIX A

                          RATINGS OF DEBT SECURITIES

   The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                        MOODY'S LONG-TERM DEBT RATINGS

   Moody's corporate ratings areas follows:

   Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

   A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                    MOODY'S SHORT-TERM PRIME RATING SYSTEM

   Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

   Moody's employs the following designations, all judged to be investment grade , to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

   Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

   Moody's municipal ratings are as follows:

   Moody's U.S. Long-Term Municipal Bond Rating Definitions

   Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

   Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

   Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

   Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

   A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

   Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

   Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

   B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

   Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

   Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

   C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

   Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                    MOODY'S MIG/VMIG US SHORT-TERM RATINGS

   In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

   In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

   In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

   The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

   MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

   Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

          STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

   Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

   S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

                               S&P DUAL RATINGS

   S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

   The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                         S&P COMMERCIAL PAPER RATINGS

   An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

   These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                       S&P SHORT-TERM MUNICIPAL RATINGS

   An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

   Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus
(+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:Speculative capacity to pay principal and interest.

                        FITCH LONG-TERM CREDIT RATINGS

   Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

   Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB' - 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

   Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

   Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

   Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

   The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

   Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

   Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                     FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                        FITCH SHORT-TERM CREDIT RATINGS

   The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                  APPENDIX B

                   EXAMPLES OF PERSONS TO WHOM AIM PROVIDES
               NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS
                           (AS OF JANUARY 31, 2006)

SERVICE PROVIDER                         DISCLOSURE CATEGORY
----------------                         -------------------
ABN Amro Financial Services, Inc./La
Salle Financial Services                 Broker (for certain AIM Funds)
AIM Investment Services, Inc.            Transfer Agent
Anglemyer & Co                           Analyst
Ballard Spahr Andrews & Ingersoll, LLP   Legal Counsel
Banc One Capital Markets, Inc.           Broker (for certain AIM Funds)
BB&T Capital Markets                     Broker (for certain AIM Funds)
Belle Haven Investments L.P.             Broker (for certain AIM Funds)
Bloomberg                                System Provider (for certain AIM
                                         Funds)
BOSC, Inc.                               Broker (for certain AIM Funds)
Bowne & Co., Inc.                        Financial Printer
Brown Brothers Harriman & Co.            Securities Lender (for certain AIM
                                         Funds)
Cabrera Capital Markets                  Broker (for certain AIM Funds)
CENVEO                                   Financial Printer
Classic Printers Inc.                    Financial Printer
Coastal Securities, LP                   Broker (for certain AIM Funds)
Color Dynamics                           Financial Printer
Duncan-Williams, Inc.                    Broker (for certain AIM Funds)
Earth Color Houston                      Financial Printer
EMCO Press                               Financial Printer
Empirical Research Partners              Analyst
Ernst & Young LLP                        Independent Registered Public
                                         Accounting Firm (for certain AIM
                                         Funds)
Fidelity Investments                     Broker (for certain AIM Funds)
First Albany Capital                     Broker (for certain AIM Funds)
First Tryon Securities                   Broker (for certain AIM Funds)
Fitch                                    Rating & Ranking Agency (for certain
                                         AIM Funds)
Foley & Lardner LLP                      Legal Counsel (for certain AIM Funds)
GainsKeeper                              Pricing Service (for certain AIM
                                         Funds)
GCom2 Solutions                          Pricing Service (for certain AIM
                                         Funds)
George K. Baum & Company                 Broker (for certain AIM Funds)
Global Trend Alert                       Analyst
Grover Printing                          Financial Printer
Gulfstream Graphics Corp.                Financial Printer
Hattier, Sanford & Reynoir               Broker (for certain AIM Funds)
Hibernia Southcoast Capital, Inc.        Broker (for certain AIM Funds)
Howe Barnes Investments, Inc.            Broker (for certain AIM Funds)
Hutchinson, Shockey, Erley & Co.         Broker (for certain AIM Funds)
iMoneyNet                                Rating & Ranking Agency (for certain
                                         AIM Funds)

SERVICE PROVIDER                         DISCLOSURE CATEGORY
----------------                         -------------------
Institutional Shareholder Services, Inc. Proxy Voting Service (for certain AIM
                                         Funds)
J.P. Morgan Chase                        Analyst
JPMorgan Securities Inc.                 Lender (for certain AIM Funds)
John Hancock Investment Management       Sub-advisor (for certain sub-advised
Services, LLC                            accounts)
Kevin Dann & Partners                    Analyst
Kirkpatrick, Pettis, Smith, Pollian,
Inc.                                     Broker (for certain AIM Funds)
Kramer, Levin Naftalis & Frankel LLP     Legal Counsel
Lipper                                   Rating & Ranking Agency (for certain
                                         AIM Funds)
Loan Pricing Corporation                 Pricing Service (for certain AIM
                                         Funds)
Loop Capital Markets                     Broker (for certain AIM Funds)
M.R. Beal & Company                      Broker (for certain AIM Funds)
Noah Financial, LLC                      Analyst
McDonald Investments Inc.                Broker (for certain AIM Funds)
Mesirow Financial, Inc.                  Broker (for certain AIM Funds)
Moody's Investors Service                Rating & Ranking Agency (for certain
                                         AIM Funds)
Morgan Keegan & Company, Inc.            Broker (for certain AIM Funds)
Morrison Foerster LLP                    Legal Counsel
MS Securities Services, Inc.             Securities Lender (for certain AIM
                                         Funds)
Muzea Insider Consulting Services, LLC   Analyst
Oppenheimer & Co.                        Broker (for certain AIM Funds)
Page International                       Financial Printer
Piper Jaffray & Co.                      Analyst and Broker (for certain AIM
                                         Funds)
PricewaterhouseCoopers LLP               Independent Registered Public
                                         Accounting Firm (for certain AIM
                                         Funds)
Printing Arts of Houston                 Financial Printer
Ramirez & Co., Inc.                      Broker (for certain AIM Funds)
Raymond James & Associates, Inc.         Broker (for certain AIM Funds)
RBC Capital Markets                      Analyst
RBC Dain Rauscher Incorporated           Broker (for certain AIM Funds)
Reuters America Inc.                     Pricing Service (for certain AIM
                                         Funds)
Robert W. Baird & Co. Incorporated       Broker (for certain AIM Funds)
RR Donnelley                             Financial Printer
Salomon Smith Barney                     Broker (for certain AIM Funds)
SBK Brooks Investment Corp.              Broker (for certain AIM Funds)
Seattle Northwest Securities Corporation Broker (for certain AIM Funds)
Siebert Brandford Shank & Co., L.L.C.    Broker (for certain AIM Funds)
Signature                                Financial Printer
Simon Printing Company                   Financial Printer
Southwest Precision Printers, Inc.       Financial Printer
State Street Bank and Trust Company      Custodian (for certain AIM Funds);
                                         Lender (for certain AIM Funds); and
                                         Securities Lender (for certain AIM
                                         Funds)
State Street DST Systems, Inc.           Software Provider
Sterne, Agee & Leach, Inc.               Broker (for certain AIM Funds)

SERVICE PROVIDER                         DISCLOSURE CATEGORY
----------------                         -------------------
Stifel, Nicholaus & Company,
Incorporated                             Broker (for certain AIM Funds)
The Bank of New York                     Custodian (for certain AIM Funds)
The MacGregor Group, Inc.                Software Provider
Thomson Financial, Inc.                  Software Provider
UBS Financial Services, Inc.             Broker (for certain AIM Funds)
VCI Group Inc.                           Financial Printer
Wachovia National Bank, N.A.             Broker (for certain AIM Funds)
Western Lithograph                       Financial Printer
Wetmore Printing                         Financial Printer
Wiley Bros. Aintree Capital L.L.C.       Broker (for certain AIM Funds)
Xcitek Solutions Plus                    Software Provider

                                  APPENDIX C

                              PORTFOLIO MANAGERS

                             As of March 31, 2005

                           INVESTMENTS IN EACH FUND

         NAME OF PORTFOLIO MANAGER             DOLLAR RANGE OF INVESTMENTS IN EACH FUND/2/
         -------------------------             --------------------------------------------
                                     AIM ENERGY FUND
---------------------------------------------------------------------------------------------
John S. Segner                                             $100,001 - $500,000
---------------------------------------------------------------------------------------------
                               AIM FINANCIAL SERVICES FUND
---------------------------------------------------------------------------------------------
Michael J. Simon                                           $100,001 - $500,000
Meggan M. Walsh                                             $10,001 - $50,000
---------------------------------------------------------------------------------------------
                             AIM GOLD & PRECIOUS METALS FUND
---------------------------------------------------------------------------------------------
John S. Segner                                              $50,001 - $100,000
---------------------------------------------------------------------------------------------
                                     AIM LEISURE FUND
---------------------------------------------------------------------------------------------
Mark D. Greenberg                                          $100,001 - $500,000
---------------------------------------------------------------------------------------------
                                   AIM TECHNOLOGY FUND
---------------------------------------------------------------------------------------------
Michelle E. Fenton                                         $100,001 - $500,000
William R. Keithler                                        $100,001 - $500,000
---------------------------------------------------------------------------------------------
                                    AIM UTILITIES FUND
---------------------------------------------------------------------------------------------
John S. Segner                                                 $1 - $10,000
---------------------------------------------------------------------------------------------

DESCRIPTION OF COMPENSATION STRUCTURE

AIM ADVISORS, INC.

AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

..   BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

..   ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management

--------
/2/ This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

    responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

    High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

..   EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

..   PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

..   PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

                            OTHER MANAGED ACCOUNTS

                             As of March 31, 2005

AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out.

                                          NUMBER OF ACCOUNTS MANAGED BY EACH
                                                PORTFOLIO MANAGER AND
  NAME OF PORTFOLIO MANAGER                    TOTAL ASSETS BY CATEGORY
  -------------------------              ------------------------------------
                               AIM ENERGY FUND
  -----------------------------------------------------------------------------
  John S. Segner                         4 Registered Mutual Funds with
                                           $668,041,958 in total assets under
                                           management

                                         2 Unregistered Pooled Investment
                                           Vehicles with $121,669,999 in
                                           total assets under management

                                         1 Other Account with $14,247,234 in
                                           total assets under management/3/
  -----------------------------------------------------------------------------
                         AIM FINANCIAL SERVICES FUND
  -----------------------------------------------------------------------------
  Michael J. Simon                       12 Registered Mutual Funds with
                                           $10,949,213,885 in total assets
                                           under management

                                         1 Unregistered Pooled Investment
                                           Vehicle with $11,875,771 in total
                                           assets under management

                                         3,614 Other Accounts with
                                           $1,062,537,104 in total assets
                                           under management/2/
  -----------------------------------------------------------------------------

  Meggan M. Walsh
                                         3 Registered Mutual Funds with
                                           $463,730,727 in total assets under
                                           management
  -----------------------------------------------------------------------------
                       AIM GOLD & PRECIOUS METALS FUND
  -----------------------------------------------------------------------------
  John S. Segner                         4 Registered Mutual fund with
                                           $1,200,343,296 in total assets
                                           under management

                                         2 Unregistered Pooled Investment
                                           Vehicles with $121,669,999 in
                                           total assets under management

                                         1 Other Account with $14,247,234 in
                                           total assets under management/2/
  -----------------------------------------------------------------------------

/3/ These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM''s portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

                                          NUMBER OF ACCOUNTS MANAGED BY EACH
                                                PORTFOLIO MANAGER AND
  NAME OF PORTFOLIO MANAGER                    TOTAL ASSETS BY CATEGORY
  -------------------------              ------------------------------------
                               AIM LEISURE FUND
  -----------------------------------------------------------------------------
  Mark D. Greenberg                      2 Registered Mutual Funds with
                                           $167,670,165 in total assets under
                                           management

                                         2 Unregistered Pooled Investment
                                           Vehicles with $116,134,596 in
                                           total assets under management
  -----------------------------------------------------------------------------
                             AIM TECHNOLOGY FUND
  -----------------------------------------------------------------------------
  Michelle E. Fenton                     2 Registered Mutual Fund with
                                           $245,444,136 in total assets under
                                           management

                                         4 Unregistered Pooled Investment
                                           Vehicles with $446,648,452 in
                                           total assets under management
  -----------------------------------------------------------------------------
  William R. Keithler                    3 Registered Mutual Funds with
                                           $362,912,722 in total assets under
                                           management

                                         5 Unregistered Pooled Investment
                                           Vehicles with $576,175,595 in
                                           total assets under management
  -----------------------------------------------------------------------------
                              AIM UTILITIES FUND
  -----------------------------------------------------------------------------
  John S. Segner                         4 Registered Mutual Funds with
                                           $1,091,872,012 in total assets
                                           under management

                                         2 Unregistered Pooled Investment
                                           Vehicles with $121,669,999 in
                                           total assets under management

                                         1 Other Account with $14,247,234 in
                                           total assets under management/2/
  -----------------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:

..   The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

..   If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with

--------
/2/ These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM''s portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

    these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

..   With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

..   Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

                                  APPENDIX D

                             TRUSTEES AND OFFICERS

                            As of January 31, 2006

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                             TRUSTEE
NAME, YEAR OF BIRTH AND                      AND/OR
POSITION(S) HELD WITH THE                    OFFICER
TRUST                                         SINCE         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------                    ------- ---------------------------------------------------------
INTERESTED PERSONS
Robert H. Graham/1/ -- 1946                   2003   Director and Chairman, A I M Management Group Inc.
Trustee, Vice Chair, President and Principal         (financial services holding company); Director and Vice
Executive Officer                                    Chairman, AMVESCAP PLC; and Chairman, AMVESCAP PLC - AIM
                                                     Division (parent of AIM and a global investment
                                                     management firm)

                                                     Formerly: President and Chief Executive Officer,
                                                     A I M Management Group Inc.; Director, Chairman and
                                                     President, A I M Advisors, Inc. (registered investment
                                                     advisor); Director and Chairman, A I M Capital
                                                     Management, Inc. (registered investment advisor), A I M
                                                     Distributors, Inc. (registered broker dealer), AIM
                                                     Investment Services, Inc., (registered transfer agent),
                                                     and Fund Management Company (registered broker dealer);
                                                     and Chief Executive Officer, AMVESCAP PLC - Managed
                                                     Products

Mark H. Williamson/2/ -- 1951                 1998   Director, President and Chief Executive Officer, A I M
Trustee and Executive Vice President                 Management Group Inc. (financial services holding
                                                     company); Director and President, A I M Advisors, Inc.
                                                     (registered investment advisor); Director, A I M Capital
                                                     Management, Inc. (registered investment advisor) and
                                                     A I M Distributors, Inc. (registered broker dealer);
                                                     Director and Chairman, AIM Investment Services, Inc.,
                                                     (registered transfer agent), Fund Management Company
                                                     (registered broker dealer); and INVESCO Distributors,
                                                     Inc. (registered broker dealer); and Chief Executive
                                                     Officer, AMVESCAP PLC - AIM Division (parent of AIM and a
                                                     global investment management firm)
                                                     Formerly: Director, Chairman, President and Chief
                                                     Executive Officer, INVESCO Funds Group, Inc.; President
                                                     and Chief Executive Officer, INVESCO Distributors, Inc.;
                                                     Chief Executive Officer, AMVESCAP PLC - Managed Products;
                                                     and Chairman, A I M Advisors, Inc.







NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE                                                                               OTHER TRUSTEESHIP(S)
TRUST                                               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           HELD BY TRUSTEE
-------------------------                    ---------------------------------------------------------  --------------------
INTERESTED PERSONS
Robert H. Graham/1/ -- 1946                  Director and Chairman, A I M Management Group Inc.                 None
Trustee, Vice Chair, President and Principal (financial services holding company); Director and Vice
Executive Officer                            Chairman, AMVESCAP PLC; and Chairman, AMVESCAP PLC - AIM
                                             Division (parent of AIM and a global investment
                                             management firm)

                                             Formerly: President and Chief Executive Officer,
                                             A I M Management Group Inc.; Director, Chairman and
                                             President, A I M Advisors, Inc. (registered investment
                                             advisor); Director and Chairman, A I M Capital
                                             Management, Inc. (registered investment advisor), A I M
                                             Distributors, Inc. (registered broker dealer), AIM
                                             Investment Services, Inc., (registered transfer agent),
                                             and Fund Management Company (registered broker dealer);
                                             and Chief Executive Officer, AMVESCAP PLC - Managed
                                             Products

Mark H. Williamson/2/ -- 1951                Director, President and Chief Executive Officer, A I M             None
Trustee and Executive Vice President         Management Group Inc. (financial services holding
                                             company); Director and President, A I M Advisors, Inc.
                                             (registered investment advisor); Director, A I M Capital
                                             Management, Inc. (registered investment advisor) and
                                             A I M Distributors, Inc. (registered broker dealer);
                                             Director and Chairman, AIM Investment Services, Inc.,
                                             (registered transfer agent), Fund Management Company
                                             (registered broker dealer); and INVESCO Distributors,
                                             Inc. (registered broker dealer); and Chief Executive
                                             Officer, AMVESCAP PLC - AIM Division (parent of AIM and a
                                             global investment management firm)
                                             Formerly: Director, Chairman, President and Chief
                                             Executive Officer, INVESCO Funds Group, Inc.; President
                                             and Chief Executive Officer, INVESCO Distributors, Inc.;
                                             Chief Executive Officer, AMVESCAP PLC - Managed Products;
                                             and Chairman, A I M Advisors, Inc.






--------
/1/ Mr. Graham is considered an interested person of the Trust because he is a director AMVESCAP PLC, parent of the advisor to the Trust.
/2/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                            TRUSTEE
NAME, YEAR OF BIRTH AND     AND/OR
POSITION(S) HELD WITH THE   OFFICER                                                     OTHER TRUSTEESHIP(S)
TRUST                        SINCE  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           HELD BY TRUSTEE
-------------------------   ------- ------------------------------------------- -------------------------------------
INDEPENDENT TRUSTEES
Bruce L. Crockett-- 1944     2003     Chairman, Crockett Technology             ACE Limited (insurance company);
Trustee and Chair                     Associates (technology consulting         and Captaris, Inc. (unified messaging
                                      company)                                  provider)
Bob R. Baker -- 1936         1983     Retired                                   None
Trustee
Frank S. Bayley -- 1939      2003     Retired                                   Badgley Funds, Inc. (registered
Trustee                               Formerly: Partner, law firm of Baker      investment company, (2 portfolios))
                                        & McKenzie
James T. Bunch -- 1942       2000     Co-President and Founder, Green,          None
Trustee                               Manning & Bunch Ltd. (investment
                                      banking firm); and Director, Policy
                                      Studies, Inc. and Van Gilder
                                      Insurance Corporation
Albert R. Dowden -- 1941     2003     Director of a number of public and        None
Trustee                               private business corporations,
                                      including the Boss Group, Ltd.
                                      (private investment and
                                      management); Cortland Trust, Inc.
                                      (Chairman) (registered Investment
                                      company (3 portfolios)); Annuity and
                                      Life Re (Holdings), Ltd. (insurance
                                      company); and CompuDyne
                                      Corporation (provider of products and
                                      services to the public security market)
                                      Formerly: Director, President and
                                      Chief Executive Officer, Volvo
                                      Group North America, Inc.; Senior
                                      Vice President, AB Volvo; and
                                      director of various affiliated Volvo
                                      companies
Edward K. Dunn, Jr. -- 1935  2003     Retired                                   None
Trustee
Jack M. Fields -- 1952       2003     Chief Executive Officer, Twenty First     Administaff ; and Discovery Global
Trustee                               Century Group, Inc. (government           Education Fund (non-profit)
                                      affairs company); and Owner, Dos
                                      Angelos Ranch, L.P.
                                      Formerly: Chief Executive Officer,
                                      Texana Timber LP (sustainable
                                      forestry company)
Carl Frischling -- 1937      2003     Partner, law firm of Kramer Levin         Cortland Trust, Inc. (registered
Trustee                               Naftalis and Frankel LLP                  investment company (3 portfolios))
Prema Mathai-Davis -- 1950   2003     Formerly: Chief Executive Officer,        None
Trustee                               YWCA of the USA
Lewis F. Pennock -- 1942     2003     Partner, law firm of Pennock &            None
Trustee                               Cooper

                                           TRUSTEE
NAME, YEAR OF BIRTH AND                    AND/OR
POSITION(S) HELD WITH THE                  OFFICER                                               OTHER TRUSTEESHIP(S)
TRUST                                       SINCE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    HELD BY TRUSTEE
-------------------------                  ------- --------------------------------------------- --------------------
Ruth H. Quigley -- 1935                     2003   Retired                                               None
Trustee
Larry Soll -- 1942                          1997   Retired                                               None
Trustee
Raymond Stickel, Jr./3/ -- 1944             2005   Retired                                               None
Trustee                                            Formerly: Partner, Deloitte & Touche
OTHER OFFICERS
Lisa O. Brinkley-- 1959                     2004   Senior Vice President, A I M Management               N/A
Senior Vice President and Chief Compliance         Group Inc. (financial services holding
Officer                                            company); Senior Vice President and Chief
                                                   Compliance Officer A I M Advisors, Inc.;
                                                   Vice President and Chief Compliance
                                                   Officer, AIM Capital Management, Inc. and
                                                   Vice President, AIM Distributors, Inc., AIM
                                                   Investment Services, Inc.; and Fund
                                                   Management Company

                                                   Formerly: Senior Vice President and
                                                   Compliance Director, Delaware Investments
                                                   Family of Funds; and Chief Compliance
                                                   Officer, A I M Distributors, Inc.
Russell C. Burk -- 1958                     2005   Formerly: Director of Compliance and                  N/A
Senior Vice President and                          Assistant General Counsel, ICON Advisers,
Senior Officer                                     Inc.; Financial Consultant, Merrill Lynch;
                                                   General Counsel and Director of
                                                   Compliance, ALPS Mutual Funds, Inc.
Kevin M. Carome -- 1956                     2003   Director, Senior Vice President, Secretary            N/A
Senior Vice President, Secretary and Chief         and General Counsel, A I M Management
Legal Officer                                      Group Inc. (financial services holding
                                                   company) and A I M Advisors, Inc.; Director
                                                   and Vice President, INVESCO Distributors,
                                                   Inc.; Vice President, A I M Capital
                                                   Management, Inc., AIM Investment
                                                   Services, Inc. and Fund Management
                                                   Company; and Senior Vice President,
                                                   A I M Distributors, Inc.

                                                   Formerly: Senior Vice President and General
                                                   Counsel, Liberty Financial Companies, Inc.;
                                                   and Senior Vice President and General
                                                   Counsel, Liberty Funds Group, LLC; and
                                                   Vice President, A I M Distributors, Inc.; and
                                                   Director and General Counsel, Fund
                                                   Management Company

--------
/3/ Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.

                                         TRUSTEE
NAME, YEAR OF BIRTH AND                  AND/OR
POSITION(S) HELD WITH THE                OFFICER                                              OTHER TRUSTEESHIP(S)
TRUST                                     SINCE  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    HELD BY TRUSTEE
-------------------------                ------- -------------------------------------------- --------------------
Sidney M. Dilgren -- 1961                 2004   Vice President and Fund Treasurer,                   N/A
Vice President , Treasurer and Principal         A I M Advisors, Inc.;
Financial Officer
                                                 Formerly: Vice President,
                                                 A I M Distributors, Inc.; and Senior Vice
                                                 President, AIM Investment Services, Inc.
J. Philip Ferguson -- 1945                2005   Senior Vice President and Chief Investment           N/A
Vice President                                   Officer, A I M Advisors, Inc.; Director,
                                                 Chairman, Chief Executive Officer,
                                                 President and Chief Investment Officer,
                                                 A I M Capital Management, Inc.; and
                                                 Executive Vice President, A I M
                                                 Management Group Inc.

                                                 Formerly: Senior Vice President, AIM
                                                 Private Asset Management, Inc.; and Chief
                                                 Equity Officer, and Senior Investment
                                                 Officer, A I M Capital Management, Inc.
Mark D. Greenberg -- 1957                 2004   Senior Vice President and Senior Portfolio           N/A
Vice President                                   Manager, A I M Capital Management, Inc.
                                                 Formerly: Senior Vice President and Senior
                                                 Portfolio Manager, INVESCO Institutional
                                                 (N.A.), Inc.
Karen Dunn Kelley -- 1960                 2003   Director of Cash Management, Managing                N/A
Vice President                                   Director and Chief Cash Management
                                                 Officer, A I M Capital Management, Inc.;
                                                 Director and President, Fund Management
                                                 Company; and Vice President, A I M
                                                 Advisors, Inc.
William R. Keithler -- 1952               2004   Senior Vice President and Senior Portfolio           N/A
Vice President                                   Manager, A I M Capital Management, Inc.

                                                 Formerly: Senior Vice President, Director of
                                                 Sector Management and Senior Portfolio
                                                 Manager, INVESCO Institutional (N.A.),
                                                 Inc.

           TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2004

                                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                                                     SECURITIES IN ALL REGISTERED
                                                                    INVESTMENT COMPANIES OVERSEEN
                                                                                  BY
                          DOLLAR RANGE OF EQUITY SECURITIES                 TRUSTEE IN THE
NAME OF TRUSTEE                        PER FUND                         AIM FAMILY OF FUNDS(R)
---------------     ---------------------------------------------- --------------------------------
Robert H. Graham                         -0-                                Over $100,000

                    AIM Financial Services Fund  $10,001 - $50,000
Mark H. Williamson                                                          Over $100,000
                    AIM Technology Fund               $1 - $10,000

                    AIM Leisure Fund                 Over $100,000
Bob R. Baker                                                                Over $100,000
                    AIM Technology Fund              Over $100,000

Frank S. Bayley                          -0-                                Over $100,000

                    AIM Energy Fund                   $1 - $10,000

                    AIM Financial Services
                    Fund                              $1 - $10,000

James T. Bunch      AIM Gold & Precious                                     Over $100,000/4/
                    Metals Fund                       $1 - $10,000

                    AIM Leisure Fund            $50,001 - $100,000

                    AIM Technology Fund          $10,001 - $50,000

Bruce L. Crockett                        -0-                                Over $100,000/4/

Albert R. Dowden                         -0-                                Over $100,000

Edward K. Dunn, Jr.                      -0-                                Over $100,000/4/

Jack M. Fields                           -0-                                Over $100,000/4/

Carl Frischling                          -0-                                Over $100,000/4/

                    AIM Energy Fund              $10,001 - $50,000

                    AIM Financial Services
                    Fund                              $1 - $10,000

Gerald J. Lewis     AIM Gold & Precious                                     Over $100,000/4/
                    Metals Fund                       $1 - $10,000

                    AIM Leisure Fund                  $1 - $10,000

                    AIM Technology Fund               $1 - $10,000

                    AIM Utilities Fund                $1 - $10,000

Prema Mathai-Davis                       -0-                                Over $100,000/4/

Lewis F. Pennock                         -0-                                Over $100,000

Ruth H. Quigley     AIM Gold & Precious
                    Metals Fund                       $1 - $10,000        $10,001 - $50,000

                                                                              AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                SECURITIES IN ALL REGISTERED
                                                                              INVESTMENT COMPANIES OVERSEEN BY
                                 DOLLAR RANGE OF EQUITY SECURITIES                     TRUSTEE IN THE
NAME OF TRUSTEE                               PER FUND                             AIM FAMILY OF FUNDS(R)
---------------         ----------------------------------------------------  --------------------------------
                        AIM Energy Fund                        Over $100,000

                        AIM Financial Services Fund        $10,001 - $50,000

                        AIM Gold & Precious Metals Fund   $50,001 - $100,000
Larry Soll                                                                            Over $100,000/4/
                        AIM Leisure Fund                  $50,001 - $100,000

                        AIM Technology Fund               $50,001 - $100,000

                        AIM Utilities Fund                      $1 - $10,000

Raymond Stickel, Jr./5/                         -0-                                   -0-

--------
/4/ Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.
/5/ Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.

                                  APPENDIX E

                          TRUSTEE COMPENSATION TABLE

   Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2004:

                                            RETIREMENT     ESTIMATED
                             AGGREGATE       BENEFITS        ANNUAL          TOTAL
                           COMPENSATION      ACCRUED        BENEFITS     COMPENSATION
                             FROM THE         BY ALL          UPON       FROM ALL AIM
TRUSTEE                    TRUST/(1),(2)/ AIM FUNDS/(3)/ RETIREMENT/(4)/ FUNDS/(5),(6)/
-------                    -------------  -------------- --------------  -------------
Bob R. Baker                  $10,500        $198,871       $144,786       $189,750
Frank S. Bayley                10,948         175,241        112,500        193,500
James T. Bunch                 10,152         143,455        112,500        186,000
Bruce L. Crockett              14,130          75,638        112,500        223,500
Albert R. Dowden               10,892          93,210        112,500        192,500
Edward K. Dunn, Jr.            10,948         133,390        112,500        193,500
Jack M. Fields                 10,152          48,070        112,500        186,000
Carl Frischling/(7)/           10,152          62,040        112,500        185,000
Gerald J. Lewis/(8)/           10,152         143,455        112,500        186,000
Prema Mathai-Davis             10,550          55,768        112,500        189,750
Lewis F. Pennock               10,152          80,777        112,500        186,000
Ruth H. Quigley                10,550         154,767        112,500        189,750
Louis S. Sklar/(8)/             7,520         115,160        101,250        186,000
Larry Soll                     10,152         184,356        130,823        186,000
Raymond Stickel, Jr./ (9)/          0               0              0              0

(1)Amounts shown are based upon the fiscal year ended March 31, 2005. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended March 31, 2005 including earnings was $31,747.
(2)At the request of the trustees, AMVESCAP has agreed to reimburse the Trust for Fund expenses related to market timing matters. "Aggregate Compensation From the Trust" above does not include $957 of trustee compensation which, pursuant to such agreement, was reimbursed by AMVESCAP during the fiscal year ended March 31, 2005.
(3)During the fiscal year ended March 31, 2005, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $94,955.
(4)These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustees' retirement and assumes each trustee serves until his or her normal retirement date.
(5)All trustees currently serve as trustees of 19 registered investment companies advised by AIM.
(6)At the request of the trustees, AMVESCAP has agreed to reimburse the Trust for Fund expenses related to market timing matters. "Total Compensation From All AIM Funds" above does not include $44,000 of trustee compensation which, pursuant to such agreement, was reimbursed by AMVESCAP during the calendar year ended December 31, 2004.
(7)During the fiscal year ended March 31, 2005, the Trust paid $43,003 in legal fees to Kramer, Levin, Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.
(8)Mr. Sklar and Mr. Lewis retired effective December 31, 2004 and December 31, 2005, respectively.
(9)Mr. Stickel was elected as trustee of the Trust effective October 1, 2005.

                                  APPENDIX F

                         PROXY POLICIES AND PROCEDURES
                         (AS AMENDED OCTOBER 1, 2005)

A. PROXY POLICIES

   Each of A I M Advisors, Inc., A I M Capital Management, Inc. and AIM Private Asset Management, Inc. (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

   I.  BOARDS OF DIRECTORS

       A board that has at least a majority of independent directors is integral to good corporate governance. The key board committees (e.g., Audit, Compensation and Nominating) should be composed of only independent trustees.

       There are some actions by directors that should result in votes being withheld. These instances include directors who:

       . Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

       . Attend less than 75 percent of the board and committee meetings without a valid excuse;

       . It is not clear that the director will be able to fulfill his function;

       .  Implement or renew a dead-hand or modified dead-hand poison pill;

       . Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

       . Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

       . Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

       Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

       . Long-term financial performance of the target company relative to its industry;

       .  Management's track record;

       .  Portfolio manager's assessment;

       .  Qualifications of director nominees (both slates);

       . Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

       .  Background to the proxy contest.

   II. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

       A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

       . It is not clear that the auditors will be able to fulfill their function;

       . There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

       . The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

   III.COMPENSATION PROGRAMS

       Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

       . We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

       . We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

       . We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

       . We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

       . We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

   IV. CORPORATE MATTERS

   We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

       . We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

       . We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

       . We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

       . We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

   V.  SHAREHOLDER PROPOSALS

       Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

       . We will generally abstain from shareholder social and environmental proposals.

       . We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

       . We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

       . We will generally vote for proposals to lower barriers to shareholder action.

       . We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

   VI. OTHER

       . We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

       . We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

       . We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

          AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B. PROXY COMMITTEE PROCEDURES

   The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

   The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

   AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

   In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of
   Trustees:

    1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

    2. AIM will not publicly announce its voting intentions and the reasons therefore.

    3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

    4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C. BUSINESS/DISASTER RECOVERY

   If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee, even if such subcommittee does not constitute a quorum of the proxy committee, may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D. RESTRICTIONS AFFECTING VOTING

   If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E. CONFLICTS OF INTEREST

   The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

   If AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.

   If a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

F. FUND OF FUNDS

   When an AIM Fund (an "Investing Fund") that invests in another AIM Fund(s) (an "Underlying Fund") has the right to vote on the proxy of the Underlying Fund, the Investing Fund will echo the votes of the other shareholders of the Underlying AIM Fund.

G. CONFLICT IN THESE POLICIES

   If following any of the policies listed herein would lead to a vote that the proxy committee deems to be not in the best interest of AIM's advisory clients, the proxy committee will vote the proxy in the manner that they deem to be the best interest of AIM's advisory clients and will inform the Funds' Board of Trustees of such vote and the circumstances surrounding it promptly thereafter.

                                  APPENDIX G

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

   To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

   A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

All information listed below is as of November 15, 2005.

AIM ENERGY FUND

                                                   INVESTOR                                   INSTITUTIONAL
                                                    CLASS     CLASS A    CLASS B    CLASS C       CLASS
                                                    SHARES     SHARES     SHARES     SHARES      SHARES*
                                                  ---------- ---------- ---------- ---------- -------------
                                                  PERCENTAGE PERCENTAGE PERCENTAGE PERCENTAGE  PERCENTAGE
NAME AND ADDRESS OF                                OWNED OF   OWNED OF   OWNED OF   OWNED OF    OWNED OF
PRINCIPAL HOLDER                                    RECORD     RECORD     RECORD     RECORD      RECORD
-------------------                               ---------- ---------- ---------- ---------- -------------
Charles Schwab & Co. Inc.                           20.23%     11.96%        --         --         --
Special Custody Acct for the Exclusive Benefit of
Customers
Attn: Mutual Funds
101 Montgomery St.,
San Francisco, CA 94104-4122

Citigroup Global Markets House Account                 --         --       8.62%     11.63%        --
Attn: Cindy Tempesta, 7/th/ Floor
333 West 34/th/ Street
New York, NY 10001-2402

Merrill Lynch                                          --       5.42%      5.13%     18.39%        --
4800 Deer Lake Dr East
Jacksonville FL, 32246-6484

Nat'l Financial Services Corp                        5.29%        --         --         --         --
The Exclusive Benefit of Customers
One World Financial Center
200 Liberty St. 5/th/ Floor
Attn: Kate - Recon
New York, NY 10281

* Institutional Class shares commenced investment operations on January 31, 2006.

                           INVESTOR                                   INSTITUTIONAL
                            CLASS     CLASS A    CLASS B    CLASS C       CLASS
                            SHARES     SHARES     SHARES     SHARES      SHARES*
                          ---------- ---------- ---------- ---------- -------------
                          PERCENTAGE PERCENTAGE PERCENTAGE PERCENTAGE  PERCENTAGE
NAME AND ADDRESS OF        OWNED OF   OWNED OF   OWNED OF   OWNED OF    OWNED OF
PRINCIPAL HOLDER            RECORD     RECORD     RECORD     RECORD      RECORD
-------------------       ---------- ---------- ---------- ---------- -------------
Nationwide Trust Company     5.16%        --         --         --         --
C/O IPO Portfolio Account
P.O. Box 182029
Columbus, OH 43218-2029

* Institutional Class shares commenced investment operations on January 31, 2006.

AIM FINANCIAL SERVICES FUND

                                                             INVESTOR
                                                              CLASS     CLASS A    CLASS B    CLASS C
                                                              SHARES     SHARES     SHARES     SHARES
                                                            ---------- ---------- ---------- ----------
                                                            PERCENTAGE PERCENTAGE PERCENTAGE PERCENTAGE
NAME AND ADDRESS OF                                          OWNED OF   OWNED OF   OWNED OF   OWNED OF
PRINCIPAL HOLDER                                              RECORD     RECORD     RECORD     RECORD
-------------------                                         ---------- ---------- ---------- ----------
Charles Schwab & Co. Inc.                                     26.91%        --         --         --
Special Custody Acct for the Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.,
San Francisco, CA 94104-4122

Citigroup Global Markets House Account                           --         --       8.07%     10.51%
Attn: Cindy Tempesta 7/th/ Floor
333 West 34/th/ Street
New York NY 10001-2402

Merrill Lynch                                                    --       5.19%      6.62%      9.87%
4800 Deer Lake Dr. East
Jacksonville, FL 32246-6484

                                INVESTOR
                                 CLASS     CLASS A    CLASS B    CLASS C
                                 SHARES     SHARES     SHARES     SHARES
                               ---------- ---------- ---------- ----------
                               PERCENTAGE PERCENTAGE PERCENTAGE PERCENTAGE
NAME AND ADDRESS OF             OWNED OF   OWNED OF   OWNED OF   OWNED OF
PRINCIPAL HOLDER                 RECORD     RECORD     RECORD     RECORD
-------------------            ---------- ---------- ---------- ----------
Nat'l Financial Services Corp     5.87%        --         --         --
The Exclusive Benefit of Cust.
One World Financial Center
200 Liberty St. 5th Floor
Attn: Kate - Recon
New York, NY 10281-5503

AIM GOLD & PRECIOUS METALS FUND

                                                              INVESTOR    CLASS A    CLASS B    CLASS C
                                                            CLASS SHARES   SHARES     SHARES     SHARES
                                                            ------------ ---------- ---------- ----------
                                                             PERCENTAGE  PERCENTAGE PERCENTAGE PERCENTAGE
NAME AND ADDRESS OF                                           OWNED OF    OWNED OF   OWNED OF   OWNED OF
PRINCIPAL HOLDER                                               RECORD      RECORD     RECORD     RECORD
-------------------                                         ------------ ---------- ---------- ----------
Charles Schwab & Co. Inc.                                      21.54%       --           --      --
Special Custody Acct for the Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.,
San Francisco, CA 94104-4122

Citigroup Global Markets House Account                         --           --           --      13.73%
Attn: Cindy Tempesta 7th Floor
333 West 34th Street
New York NY 10001-2402

FTC & Co.                                                      --           5.13%        --      --
Datalynx
P.O. Box 173 736
Denver, Co. 80217-3736

Merrill Lynch                                                  --           --           --      6.94%
4800 Deer Lake Drive East
Jacksonville, FL
32246-6484

                              INVESTOR
                               CLASS     CLASS A    CLASS B    CLASS C
                               SHARES     SHARES     SHARES     SHARES
                             ---------- ---------- ---------- ----------
                             PERCENTAGE PERCENTAGE PERCENTAGE PERCENTAGE
NAME AND ADDRESS OF           OWNED OF   OWNED OF   OWNED OF   OWNED OF
PRINCIPAL HOLDER               RECORD     RECORD     RECORD     RECORD
-------------------          ---------- ---------- ---------- ----------
Morgan Stanley DW                --          --       6.44%       --
Attn: Mutual Fund Operations
3 Harborside PL FL 6
Jersey City, NJ
07311-3907

UBS Financial Services Inc.      --        5.93%        --        --
FBO UBS-Finsvc Cust FBO
John Avildsen
P.O. Box 3321
1000 Harbor Blvd
Weehawken, NJ 07086-6761

AIM LEISURE FUND

                                                   INVESTOR
                                                    CLASS     CLASS A    CLASS B    CLASS C    CLASS R
                                                    SHARES     SHARES     SHARES     SHARES    SHARES**
                                                  ---------- ---------- ---------- ---------- ----------
                                                  PERCENTAGE PERCENTAGE PERCENTAGE PERCENTAGE PERCENTAGE
NAME AND ADDRESS OF                                OWNED OF   OWNED OF   OWNED OF   OWNED OF   OWNED OF
PRINCIPAL HOLDER                                    RECORD     RECORD     RECORD     RECORD     RECORD
-------------------                               ---------- ---------- ---------- ---------- ----------

A I M Advisors, Inc.                                  --         --         --        --        100%
Attn: Corporate Controller
11 E Greenway Plaza Ste 1919
Houston, TX 77046-1103

Charles Schwab & Co. Inc.                          23.81%     30.16%        --        --         --
Special Custody Acct for the Exclusive Benefit of
  Customers
Attn: Mutual Funds
101 Montgomery St.,
San Francisco, CA 94104-4122

Citigroup Global Market House Account                 --         --       5.92%       --         --
Attn: Cindy Tempesta 7/th/ Floor
333 W 34/th/ St.
New York, NY 10001-2402

                                INVESTOR
                                 CLASS     CLASS A    CLASS B    CLASS C    CLASS R
                                 SHARES     SHARES     SHARES     SHARES    SHARES**
                               ---------- ---------- ---------- ---------- ----------
                               PERCENTAGE PERCENTAGE PERCENTAGE PERCENTAGE PERCENTAGE
NAME AND ADDRESS OF             OWNED OF   OWNED OF   OWNED OF   OWNED OF   OWNED OF
PRINCIPAL HOLDER                 RECORD     RECORD     RECORD     RECORD     RECORD
-------------------            ---------- ---------- ---------- ---------- ----------
Delaware Charter                   --       5.86%        --         --        --
Guarantee & Trust
FBO Principal Financial
Group OMNIBUS
Qualified
711 High St.
Des Moines, IA 50392-0001

Merrill Lynch                      --         --         --      11.60        --
4800 Deer Lake Dr East
Jacksonville FL 32246-6484

Morgan Stanley DW                  --         --       5.47%        --        --
Attn: Mutual Fund Operations
3 Harborside PL FL 6
Jersey City, NJ 07311-3907

Nat'l Financial Services Corp    6.40%        --         --         --        --
The Exclusive Benefit of Cust.
One World Financial Center
200 Liberty St. 5/th/ Floor
Attn: Kate - Recon
New York, NY 10281

** Class R and Institutional Class shares commenced operations on October 25,
   2005.

AIM TECHNOLOGY FUND

                                              INVESTOR                                   INSTITUTIONAL
                                               CLASS     CLASS A    CLASS B    CLASS C       CLASS
                                               SHARES     SHARES     SHARES     SHARES      SHARES
                                             ---------- ---------- ---------- ---------- -------------
                                             PERCENTAGE PERCENTAGE PERCENTAGE PERCENTAGE  PERCENTAGE
NAME AND ADDRESS OF                           OWNED OF   OWNED OF   OWNED OF   OWNED OF    OWNED OF
PRINCIPAL HOLDER                               RECORD     RECORD     RECORD     RECORD      RECORD
-------------------                          ---------- ---------- ---------- ---------- -------------
A I M Advisors Inc.                              --         --         --        --          100%
Attn: Corporate Controller
11 Greenway Plaza, Suite 1919
Houston, TX 77046-1103

Charles Schwab & Co. Inc.                     20.54%        --         --        --           --
Special Custody For the Exclusive Benefit of
  Customers
Attn: Mutual Funds
101 Montgomery St.,
San Francisco, CA 94104-4122

Citigroup Global Markets House Acct              --       7.29%      8.77%       --           --
Attn: Cindy Tempesta 7/th/ Floor
333 West 34/th/ Street
New York NY 10001-2402

Nat'l Financial Services Corp                  5.47%        --         --        --           --
The Exclusive Benefit of Cust.
One World Financial Center
200 Liberty St. 5/th/ Floor
Attn: Kate - Recon
New York, NY 10281-5503

Transamerica Life Ins & Annuity Co.              --      11.92%        --        --           --
Attn: Daisy Lo
Retirement Services-Separate Acct.
P. O. Box 30368
Los Angeles, CA 90030-0368

AIM UTILITIES FUND

                                              INVESTOR                                   INSTITUTIONAL
                                               CLASS     CLASS A    CLASS B    CLASS C       CLASS
                                               SHARES     SHARES     SHARES     SHARES     SHARES**
                                             ---------- ---------- ---------- ---------- -------------
                                             PERCENTAGE PERCENTAGE PERCENTAGE PERCENTAGE  PERCENTAGE
NAME AND ADDRESS OF                           OWNED OF   OWNED OF   OWNED OF   OWNED OF    OWNED OF
PRINCIPAL HOLDER                               RECORD     RECORD     RECORD     RECORD      RECORD
-------------------                          ---------- ---------- ---------- ---------- -------------
A I M Advisors, Inc                              --        --          --         --        11.52%
Attn: Corporate Controller
11 E Greenway Plaza Ste 1919
Houston, TX 77046-1103

AIM Income Allocation Fund                       --        --          --         --        88.48%
Attn: Corporate Controller
11 E Greenway Plaza Ste 1919
Houston, TX 77046-1103

Charles Schwab & Co. Inc.                     24.25%       --          --         --           --
Special Custody For the Exclusive Benefit of
Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

Merrill Lynch                                    --        --        8.13%      8.49%          --
Attn: Fund Administration
4800 Deer Lake Dr East
Jacksonville FL 32246

FIIOC Agent                                    5.45%       --          --         --           --
Employee Benefit Plans
100 Magellan Way KW1C
Covington, KY 41015-1987

** Class R and Institutional Class shares commenced operations on October 25,
   2005.

MANAGEMENT OWNERSHIP

   As of November 15, 2005, the trustees and officers as a group owned less than 1% of the shares outstanding of each class of each Fund.

                                  APPENDIX H

     CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS

1st Global Capital Corporation
A G Edwards & Sons, Inc.
ADP Broker Dealer, Inc.
Advantage Capital Corporation
Advest, Inc
Allstate Life Insurance Company
American General Securities, Inc.
American Skandia Life Assurance Corporation
American United Life Insurance Company
Ameriprise Financial Services, Inc.
Amsouth Investment Services, Inc.
Associated Investment Services
Associated Securities Corporation
B N Y Investment Center Inc.
Banc One Securities Corporation
Bank of Oklahoma N.A.
Cadaret Grant & Company, Inc.
Cambridge Investment Research, Inc.
Capital Analysts, Inc.
Charles Schwab & Company, Inc.
Chase Investment Services Corporation
CitiCorp Investment Services
Citigroup Global Markets, Inc.
Citistreet Equities LLC
City National Bank
Comerica Bank
Comerica Securities, Inc.
Commonwealth Financial Network
Compass Brokerage, Inc.
Contemporary Financial Solutions, Inc.
CUNA Brokerage Services, Inc.
CUSO Financial Services, Inc.
Equity Services, Inc.
Fidelity Brokerage Services, LLC
Fidelity Institutional Operations Company, Inc.
Financial Network Investment Corporation
Fintegra Financial Solutions
Frost Brokerage Services, Inc.
FSC Securities Corporation
Great West Life & Annuity Company
Guardian Insurance & Annuity Company, Inc.
H & R Block Financial Advisors, Inc.
H Beck, Inc.
H. D. Vest Investment Securities, Inc.
Hibernia Investments LLC
Hilliard Lyons, Inc.
Hornor Townsend & Kent, Inc.
HSBC Brokerage, Inc.
Infinex Investments, Inc.
ING Financial Partners, Inc.
ING USA Annuity and Life Insurance Company
Intersecurities, Inc.
INVEST Financial Corporation, Inc.
Investment Centers of America, Inc.
Investments By Planners, Inc.
Investors Capital Corporation
Jefferson Pilot Securities Corporation
Lasalle Street Securities LLC
Legg Mason Wood Walker, Inc.
Lincoln Financial Advisors Corporation
Lincoln Investment Planning, Inc.
Linsco/Private Ledger Corporation
M & I Brokerage Services, Inc.
M & T Securities, Inc.
M M L Investors Services, Inc.
Manulife Wood Logan, Inc.
McDonald Investments, Inc.
Mellon Bank, N.A.
Merrill Lynch & Company, Inc.
Merrill Lynch Life Insurance Company
Metlife Securities, Inc.
Money Concepts Capital Corporation
Morgan Keegan & Company, Inc.
Morgan Stanley DW Inc.
Morningstar, Inc.
Multi-Financial Securities Corporation
Mutual Service Corporation
N F P Securities, Inc.
NatCity Investments, Inc.
National Planning Corporation
Nationwide Financial Services, Inc.
Nationwide Investment Services Corporation
Nationwide Life and Annuity Company of America
Nationwide Life and Annuity Insurance Company of America
Nationwide Life Insurance Company
New England Securities Corporation
Next Financial Group, Inc.
Northwestern Mutual Investment Services
NYLIFE Distributors, LLC
Oppenheimer & Company, Inc.
Pershing LLC
PFS Investments, Inc.
Piper Jaffray & Company
Popular Securities, Inc.
Prime Capital Services, Inc.
Primevest Financial Services, Inc.
Proequities, Inc.
R B C Centura Securities, Inc.
R B C Dain Rauscher, Inc.
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
Royal Alliance Associates, Inc.
S I I Investments, Inc.
Securities America, Inc.
Securities Service Network, Inc.
Security Benefit Life Insurance Company
Sentra Securities Corporation
Sigma Fianancial Corporation
Signator Investors, Inc.
Spelman & Company, Inc.
State Farm VP Management Corp
Stifel Nicolaus & Company, Inc.
SunAmerica Securities, Inc.
Sungard Investment Products, Inc.
SunTrust Bank, Central Florida, N.A.
TD Waterhouse Investor Services, Inc.
Terra Securities Corporation
TFS Securities, Inc.
Tower Square Securities, Inc.
Transamerica Financial Advisors, Inc.
Transamerica Life Insurance & Annuity Company
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
United Planner Financial Service
USAllianz Securities, Inc.
UVEST Financial Services, Inc.
V S R Financial Services, Inc.
VALIC Financial Advisors, Inc.
Wachovia Securities, LLC
Walnut Street Securities, Inc.
Waterstone Financial Group, Inc.
Webster Investments Service Inc.
Wells Fargo Bank, N.A.
Wells Fargo Investments, LLC
Woodbury Financial Services, Inc.
X C U Capital Corporation, Inc.

                                 APPENDIX I-1

                   PENDING LITIGATION ALLEGING MARKET TIMING

The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties and are based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits either have been served or have had service of process waived as of January 9, 2006 (with the exception of the Sayegh lawsuit discussed below).

   RICHARD LEPERA, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.

   MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

   RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division,

   State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

   L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

   RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
   V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of:
   Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

   JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE

   FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

   EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

   JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
   V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

   STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY
   P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

   JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY

   GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

   MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

   PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

   LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
   V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

   ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

   JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
   V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE

   OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of:
   Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

   EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
   V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

   SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

   CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

   HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of
   Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

   CYNTHIA L. ESSENMACHER, DERIVATIVELY ON BEHALF OF THE INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" V. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, DEFENDANTS, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", NOMINAL DEFENDANTS, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

   Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al. and Mike Sayegh v. Janus Capital Corporation, et al.) consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar and Sayegh lawsuits continue to seek remand of their lawsuits to state court. Set forth below is detailed information about these three amended complaints.

   RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN), V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL
   K. BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC.,

   CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE
   C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a) (2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.

   CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES
   T. BUNCH, GERALD J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections 36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.

   MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.

   On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under
   Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.

   On November 3, 2005, the MDL Court issued short opinions on the pending motions to dismiss the shareholder class action (Lepera) and derivative (Essenmacher) complaints. For the most part, the opinions extended to the AIM/IFG track the Court's earlier rulings on parallel motions to dismiss in the Janus track. Thus, the Court dismissed the derivative complaint in its entirety except for the excessive-fee claim under Section 36(b) of the 1940 Act. With respect to the shareholder class action complaint, the Court dismissed all claims except the excessive-fee claim under Section 36(b) of the 1940 Act and the securities fraud claims under Section 10(b) of the Exchange Act. In so doing, the Court reserved for further consideration the motion to dismiss the Section 10(b) claims against AIM, ADI, and AMVESCAP, and that portion of the motion to dismiss is still pending. As a result of the Court's November 3, 2005 rulings, all claims asserted against the Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the derivative (Essenmacher) lawsuit.

   The MDL Court heard oral arguments on defendants' motions to dismiss the ERISA (Calderon) complaint on September 21, 2005. On December 6, 2005, Judge Catherine Blake on behalf of the MDL Court issued rulings on the common issues of law presented in defendants' motions to dismiss the ERISA complaints. The following rulings were issued in the context of the Strong track, but AIM expects a very similar result in the Calderon case: (i) a denial of the motion to dismiss on the grounds that former participant plaintiffs lack standing; (ii) a denial of the motion to dismiss the imprudent investment claim for failure to allege facts sufficient to overcome the presumption of prudence applicable to investments by an ERISA plan in company stock; (iii) a dismissal of all claims against all the defendants that are not identified as fiduciaries in the employee benefit plan documents and a granting of the plaintiffs leave to amend the complaint to plead facts sufficient to show that those defendants exercised discretionary control over the assets, management or administration of the ERISA plan sufficient to make them de facto fiduciaries; and (iv) a confirmation of the plaintiffs' withdrawal of their prohibited transactions and misrepresentation claims under ERISA.

                                 APPENDIX I-2

     PENDING LITIGATION ALLEGING INADEQUATELY EMPLOYED FAIR VALUE PRICING

   The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or AIM and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived as of January 9, 2006.

   T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in these cases are seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. The Third Judicial Circuit Court for Madison County, Illinois has issued an order severing the claims of plaintiff Parthasarathy from the claims of the other plaintiffs against AIM and other defendants. As a result, AIM is a defendant in the following severed action: EDMUND WOODBURY, STUART ALLEN SMITH and SHARON SMITH, Individually and On Behalf of All Others Similarly Situated,
   v. AIM INTERNATIONAL FUNDS, INC., ET AL., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 03-L-1253A). The claims made by plaintiffs and the relief sought in the Woodbury lawsuit are identical to those in the Parthasarathy lawsuit. On April 22, 2005, Defendants in the Woodbury lawsuit removed the action to Federal Court (U.S. District Court, Southern District of Illinois, No. 05-CV-302-DRH). Based on a recent Federal appellate court decision (the "Kircher" case), AIM and the other defendants in the Woodbury lawsuit removed the action to Federal court (U.S. District Court, Southern District of Illinois, Cause No. 05-CV-302-DRH) on April 22, 2005. On April 26, 2005, AIM and the other defendants filed their Motion to Dismiss the plaintiffs' state law based claims. On June 10, 2005, the Court dismissed the Woodbury lawsuit based upon the Kircher ruling and ordered the court clerk to close this case. Plaintiffs filed a Motion to Amend the Judgment arguing that the Kircher ruling does not apply to require the dismissal of the claims against AIM in the Woodbury lawsuit. On July 7, 2005, the Court denied this Motion. The plaintiffs filed a Notice of Appeal. On September 2, 2005, the Court combined the nine cases on this subject matter, including the case against AIM.

   JOHN BILSKI, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. This lawsuit has been transferred to the MDL Court by order of the United States District Court, Southern District of Illinois (East St. Louis).

                                 APPENDIX I-3

    PENDING LITIGATION ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

   The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, IINA, ADI and/or INVESCO Distributors and allege that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and, in some cases, also allege that the defendants adopted unlawful distribution plans. These lawsuits either have been served or have had service of process waived as of January 9, 2006

   All of the lawsuits discussed below have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. By order of the United States District Court for the Southern District of Texas, Houston Division, the Kondracki and Papia lawsuits discussed below have been consolidated for pre-trial purpose into the Berdat lawsuit discussed below and administratively closed. On December 8, 2005, the Court granted plaintiffs' Motion for Leave to File a Second Amended Consolidated Complaint. The result of the Court's order is to remove certain plaintiffs from the suit, remove certain claims by other plaintiffs relating to certain funds and bring in additional plaintiffs' claims relating to additional funds. On December 29, 2005, the defendants filed a Notice of Tag-Along case in the MDL Court regarding this matter due to the extensive allegations of market timing contained in the plaintiffs' Second Amended Consolidated Complaint.

   RONALD KONDRACKI V. AIM ADVISORS, INC. AND AIM DISTRIBUTOR, INC., in the United States District Court for the Southern District of Illinois (Civil Action No. 04-CV-263-DRH), filed on April 16, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act"). The plaintiff in this case is seeking: damages; injunctive relief; prospective relief in the form of reduced fees; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

   DOLORES BERDAT, MARVIN HUNT, MADELINE HUNT, RANDAL C. BREVER AND RHONDA LECURU V. INVESCO FUNDS GROUP, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO DISTRIBUTORS, INC., AIM ADVISORS, INC. AND AIM DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-978-T24-TBM), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

   FERDINANDO PAPIA, FRED DUNCAN, GRACE GIAMANCO, JEFFREY S. THOMAS, COURTNEY KING, KATHLEEN BLAIR, HENRY BERDAT, RUTH MOCCIA, MURRAY BEASLEY AND FRANCES
   J. BEASLEY V. A I M ADVISORS, INC. AND A I M DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-977-T17-MSS), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

                                 APPENDIX I-4

       PENDING LITIGATION ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES
                      AND DIRECTED-BROKERAGE ARRANGEMENTS

   The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of AIM Management, IFG, AIM, AIS and/or certain of the trustees of the AIM Funds and allege that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively push the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits either have been served or have had service of process waived as of January 9, 2006.

   By order of the United States District Court for the Southern District of Texas, Houston Division, the claims made in the Beasley, Kehlbeck Trust, Fry, Apu and Bendix lawsuits discussed below were consolidated into the Boyce lawsuit discussed below and these other lawsuits were administratively closed. On June 7, 2005, plaintiffs filed their Consolidated Amended Complaint in which they make substantially identical allegations to those of the individual underlying lawsuits. However, the City of Chicago Deferred Compensation Plan has been joined as an additional plaintiff in the Consolidated Amended Complaint. Plaintiffs added defendants, including current and former directors/trustees of the AIM Funds formerly advised by IFG. On December 16, 2005, the defendants filed their Motions to Dismiss these claims.

   JOY D. BEASLEY AND SHEILA MCDAID, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY

   GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-B-0958), filed on May 10,
   2004. The plaintiffs voluntarily dismissed this case in Colorado and re-filed it on July 2, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2589). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940 (the "Investment Company Act") and violations of Sections 206 and 215 of the Investment Advisers Act of 1940 (the
   "Advisers Act"). The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

   RICHARD TIM BOYCE V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-N-0989), filed on May 13, 2004. The plaintiff voluntarily dismissed this case in Colorado and re-filed it on July 1, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2587). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

   KEHLBECK TRUST DTD 1-25-93, BILLY B. KEHLBECK AND DONNA J. KEHLBECK, TTEES
   V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH
   H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2802), filed on July 9, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

   JANICE R. FRY, BOB J. FRY, JAMES P. HAYES, VIRGINIA L. MAGBUAL, HENRY W. MEYER AND GEORGE ROBERT PERRY V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH

   FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2832), filed on July 12, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

   ROBERT P. APU, SUZANNE K. APU, MARINA BERTI, KHANH DINH, FRANK KENDRICK, EDWARD A. KREZEL, DAN B. LESIUK, JOHN B. PERKINS, MILDRED E. RUEHLMAN, LOUIS
   E. SPERRY, J. DORIS WILLSON AND ROBERT W. WOOD V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS
   S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH

   INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM
   INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND,
   AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND,
   INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND,
   INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND,
   INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH
   FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2884), filed on July 15,
   2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty.
   The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

   HARVEY R. BENDIX, CVETAN GEORGIEV, DAVID M. LUCOFF, MICHAEL E. PARMELEE, TRUSTEE OF THE HERMAN S. AND ESPERANZA A. DRAYER RESIDUAL TRUST U/A 1/22/83 AND STANLEY S. STEPHENSON, TRUSTEE OF THE STANLEY J. STEPHENSON TRUST V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM

   SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-3030), filed on July 27, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                             FINANCIAL STATEMENTS

   Pursuant to Rule 3-03(d) of Regulation S-X, unaudited financials for the period ended November 30, 2005, for Registrant's portfolios have been included in addition to the portfolios' audited financials for the period ended
March 31, 2005. Such financials reflect all adjustments which are of a normal recurring nature and which are in the opinion of management, necessary to a fair statement of the results for the periods presented.

                                      FS

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Energy Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Energy Fund, formerly known as INVESCO Energy Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

May 20, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS
March 31, 2005

                                                             MARKET
                                                 SHARES      VALUE
          ------------------------------------------------------------
          DOMESTIC COMMON STOCKS-64.93%

          COMMODITY CHEMICALS-1.91%
          Lyondell Chemical Co.                   450,000 $ 12,564,000
          ------------------------------------------------------------

          DIVERSIFIED METALS & MINING-4.40%
          CONSOL Energy Inc.                      280,000   13,165,600
          ------------------------------------------------------------
          Peabody Energy Corp.                    340,000   15,762,400
          ------------------------------------------------------------
                                                            28,928,000
          ------------------------------------------------------------

          INTEGRATED OIL & GAS-13.76%
          ChevronTexaco Corp.                     168,000    9,796,080
          ------------------------------------------------------------
          ConocoPhillips                          180,000   19,411,200
          ------------------------------------------------------------
          Exxon Mobil Corp.                       180,000   10,728,000
          ------------------------------------------------------------
          Murphy Oil Corp.                        375,000   37,023,750
          ------------------------------------------------------------
          Occidental Petroleum Corp.              190,000   13,522,300
          ------------------------------------------------------------
                                                            90,481,330
          ------------------------------------------------------------

          OIL & GAS DRILLING-4.57%
          Patterson-UTI Energy, Inc.              650,000   16,263,000
          ------------------------------------------------------------
          Rowan Cos., Inc.                        460,000   13,767,800
          ------------------------------------------------------------
                                                            30,030,800
          ------------------------------------------------------------

          OIL & GAS EQUIPMENT & SERVICES-16.68%
          BJ Services Co.                         280,000   14,526,400
          ------------------------------------------------------------
          Cal Dive International, Inc./(a)/       290,000   13,137,000
          ------------------------------------------------------------
          Cooper Cameron Corp./(a)/               165,000    9,439,650
          ------------------------------------------------------------
          FMC Technologies, Inc./(a)/             440,000   14,599,200
          ------------------------------------------------------------
          Grant Prideco, Inc./(a)/              1,050,000   25,368,000
          ------------------------------------------------------------
          National-Oilwell Varco Inc./(a)/        470,000   21,949,000
          ------------------------------------------------------------
          Smith International, Inc.               170,000   10,664,100
          ------------------------------------------------------------
                                                           109,683,350
          ------------------------------------------------------------

          OIL & GAS EXPLORATION &
           PRODUCTION-17.46%
          Apache Corp.                            250,000   15,307,500
          ------------------------------------------------------------
          Cheniere Energy, Inc./(a)/              240,000   15,482,400
          ------------------------------------------------------------
          Devon Energy Corp.                      230,000   10,982,500
          ------------------------------------------------------------
          Kerr-McGee Corp.                        240,000   18,799,200
          ------------------------------------------------------------
          Magnum Hunter Resources, Inc./(a)/      740,000   11,921,400
          ------------------------------------------------------------
          Newfield Exploration Co./(a)/           200,000   14,852,000
          ------------------------------------------------------------
          Noble Energy, Inc.                      150,000   10,203,000
          ------------------------------------------------------------
          Unocal Corp.                            280,000   17,273,200
          ------------------------------------------------------------
                                                           114,821,200
          ------------------------------------------------------------

                                                                     MARKET
                                                         SHARES      VALUE
 -----------------------------------------------------------------------------

 OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-6.15%
 Valero Energy Corp.                                      340,000 $ 24,911,800
 -----------------------------------------------------------------------------
 Williams Cos., Inc. (The)                                825,000   15,518,250
 -----------------------------------------------------------------------------
                                                                    40,430,050
 -----------------------------------------------------------------------------
     Total Domestic Common Stocks
      (Cost $281,939,279)                                          426,938,730
 -----------------------------------------------------------------------------
 FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-30.97%

 BERMUDA-5.70%
 Nabors Industries, Ltd. (Oil & Gas Drilling)/(a)/        320,000   18,924,800
 -----------------------------------------------------------------------------
 Weatherford International Ltd. (Oil & Gas Equipment &
  Services)/(a)/                                          320,000   18,540,800
 -----------------------------------------------------------------------------
                                                                    37,465,600
 -----------------------------------------------------------------------------

 CANADA-5.12%
 Canadian Natural Resources Ltd. (Oil & Gas Exploration
  & Production)                                           250,000   14,205,000
 -----------------------------------------------------------------------------
 Talisman Energy Inc. (Oil & Gas Exploration &
  Production)                                             570,000   19,465,500
 -----------------------------------------------------------------------------
                                                                    33,670,500
 -----------------------------------------------------------------------------

 CAYMAN ISLANDS-7.54%
 GlobalSantaFe Corp. (Oil & Gas Drilling)                 390,000   14,445,600
 -----------------------------------------------------------------------------
 Noble Corp. (Oil & Gas Drilling)                         360,000   20,235,600
 -----------------------------------------------------------------------------
 Transocean Inc. (Oil & Gas Drilling)/(a)/                290,000   14,923,400
 -----------------------------------------------------------------------------
                                                                    49,604,600
 -----------------------------------------------------------------------------

 FRANCE-2.94%
 Total S.A.-ADR (Integrated Oil & Gas)                    165,000   19,342,950
 -----------------------------------------------------------------------------

 ITALY-2.37%
 Eni S.p.A-ADR (Integrated Oil & Gas)                     120,000   15,619,200
 -----------------------------------------------------------------------------

 NETHERLANDS-3.22%
 Schlumberger Ltd. (Oil & Gas Equipment & Services)       300,000   21,144,000
 -----------------------------------------------------------------------------

 UNITED KINGDOM-4.08%
 BP PLC-ADR (Integrated Oil & Gas)                        360,000   22,464,000
 -----------------------------------------------------------------------------
 Wood Group (John) PLC (Oil & Gas Equipment &
  Services)/(b)/                                        1,525,000    4,363,842
 -----------------------------------------------------------------------------
                                                                    26,827,842
 -----------------------------------------------------------------------------
     Total Foreign Stocks & Other Equity Interests
      (Cost $152,962,414)                                          203,674,692
 -----------------------------------------------------------------------------

                                                                 MARKET
                                                     SHARES      VALUE
      --------------------------------------------------------------------
      MONEY MARKET FUNDS-4.00%
      Premier Portfolio-Institutional Class
       (Cost $26,315,584)/(c)/                     26,315,584 $ 26,315,584
      --------------------------------------------------------------------
      TOTAL INVESTMENTS-99.90% (Cost $461,217,277)             656,929,006
      --------------------------------------------------------------------
      OTHER ASSETS LESS LIABILITIES-0.10%                          659,044
      --------------------------------------------------------------------
      NET ASSETS-100.00%                                      $657,588,050
      --------------------------------------------------------------------

Investment Abbreviations:
ADR- American Depositary Receipt
Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing prices. The market value of this security at March 31, 2005 represented 0.66% of the Fund's Total Investments. See Note 1A.
/(c)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.





See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2005

ASSETS:
Investments, at market value (cost $434,901,693)                  $630,613,422
-------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $26,315,584)     26,315,584
-------------------------------------------------------------------------------
    Total investments (cost $461,217,277)                          656,929,006
-------------------------------------------------------------------------------
Receivables for:
 Fund shares sold                                                    6,242,639
-------------------------------------------------------------------------------
  Dividends                                                            374,201
-------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans       40,833
-------------------------------------------------------------------------------
Other assets                                                            67,840
-------------------------------------------------------------------------------
    Total assets                                                   663,654,519
-------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Fund shares reacquired                                             5,583,754
-------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                    52,916
-------------------------------------------------------------------------------
Accrued distribution fees                                              212,621
-------------------------------------------------------------------------------
Accrued trustees' fees                                                   3,531
-------------------------------------------------------------------------------
Accrued transfer agent fees                                            139,502
-------------------------------------------------------------------------------
Accrued operating expenses                                              74,145
-------------------------------------------------------------------------------
    Total liabilities                                                6,066,469
-------------------------------------------------------------------------------
Net assets applicable to shares outstanding                       $657,588,050
-------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                     $461,947,227
-------------------------------------------------------------------------------
Undistributed net investment income (loss)                             (37,209)
-------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment
 securities and foreign currencies                                     (33,697)
-------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                        195,711,729
-------------------------------------------------------------------------------
                                                                  $657,588,050
-------------------------------------------------------------------------------

          NET ASSETS:
          Class A                                        $161,528,782
          -----------------------------------------------------------
          Class B                                        $ 55,559,126
          -----------------------------------------------------------
          Class C                                        $ 58,626,363
          -----------------------------------------------------------
          Class K                                        $  2,958,817
          -----------------------------------------------------------
          Investor Class                                 $378,914,962
          -----------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Class A                                           4,915,441
          -----------------------------------------------------------
          Class B                                           1,727,162
          -----------------------------------------------------------
          Class C                                           1,850,846
          -----------------------------------------------------------
          Class K                                              97,775
          -----------------------------------------------------------
          Investor Class                                   11,558,093
          -----------------------------------------------------------
          Class A:
            Net asset value per share                    $      32.86
          -----------------------------------------------------------
            Offering price per share:
              (Net asset value of $32.86 / 94.50%)       $      34.77
          -----------------------------------------------------------
          Class B:
           Net asset value and offering price per share  $      32.17
          -----------------------------------------------------------
          Class C:
           Net asset value and offering price per share  $      31.68
          -----------------------------------------------------------
          Class K:
           Net asset value and offering price per share  $      30.26
          -----------------------------------------------------------
          Investor Class:
           Net asset value and offering price per share  $      32.78
          -----------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the year ended March 31, 2005

   INVESTMENT INCOME:
   Dividends (net of foreign withholding tax of $86,132)        $  4,503,513
   --------------------------------------------------------------------------
   Dividends from affiliated money market funds (includes
    securities lending income of $233,654 less rebates of
    $149,265)                                                        328,128
   --------------------------------------------------------------------------
      Total investment income                                      4,831,641
   --------------------------------------------------------------------------

   EXPENSES:
   Advisory fees                                                   3,081,975
   --------------------------------------------------------------------------
   Administrative services fees                                      147,061
   --------------------------------------------------------------------------
   Custodian fees                                                     31,813
   --------------------------------------------------------------------------
   Distribution fees:
    Class A                                                          262,371
   --------------------------------------------------------------------------
    Class B                                                          317,963
   --------------------------------------------------------------------------
    Class C                                                          286,422
   --------------------------------------------------------------------------
    Class K                                                            5,527
   --------------------------------------------------------------------------
    Investor Class                                                   709,185
   --------------------------------------------------------------------------
   Transfer agent fees                                             1,118,558
   --------------------------------------------------------------------------
   Trustees' fees and retirement benefits                             21,981
   --------------------------------------------------------------------------
   Other                                                             350,998
   --------------------------------------------------------------------------
      Total expenses                                               6,333,854
   --------------------------------------------------------------------------
   Less:Fees waived, expenses reimbursed and expense offset
        arrangements                                                 (61,240)
   --------------------------------------------------------------------------
      Net expenses                                                 6,272,614
   --------------------------------------------------------------------------
   Net investment income (loss)                                   (1,440,973)
   --------------------------------------------------------------------------

   REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
    SECURITIES AND FOREIGN CURRENCIES:
   Net realized gain from:
    Investment securities                                         36,042,396
   --------------------------------------------------------------------------
    Foreign currencies                                                 1,464
   --------------------------------------------------------------------------
                                                                  36,043,860
   --------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) of:
    Investment securities                                        132,139,600
   --------------------------------------------------------------------------
    Foreign currencies                                                   (68)
   --------------------------------------------------------------------------
                                                                 132,139,532
   --------------------------------------------------------------------------
   Net gain from investment securities and foreign currencies    168,183,392
   --------------------------------------------------------------------------
   Net increase in net assets resulting from operations         $166,742,419
   --------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended March 31, 2005 and 2004

                                                                                                                   2005
-----------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income (loss)                                                                                 $ (1,440,973)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                            36,043,860
-----------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities and foreign currencies                         132,139,532
-----------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                        166,742,419
-----------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                        90,854,796
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                        22,905,878
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                        31,055,665
-----------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                         1,543,733
-----------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                                 36,044,906
-----------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                     182,404,978
-----------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                                  349,147,397
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                             308,440,653
-----------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(37,209) and $(35,667), respectively)  $657,588,050
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                                   2004
----------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income (loss)                                                                                 $ (1,002,201)
----------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                            35,332,170
----------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities and foreign currencies                          41,847,988
----------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                         76,177,957
----------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                        23,652,348
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                        14,992,063
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                         3,253,853
----------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                           406,656
----------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                                (61,553,907)
----------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                     (19,248,987)
----------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                                   56,928,970
----------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                             251,511,683
----------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(37,209) and $(35,667), respectively)  $308,440,653
----------------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Energy Fund, formerly INVESCO Energy Fund, (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

                           AVERAGE NET ASSETS  RATE
                           -------------------------
                           First $350 million 0.75 %
                           -------------------------
                           Next $350 million  0.65 %
                           -------------------------
                           Next $1.3 billion  0.55 %
                           -------------------------
                           Next $2 billion    0.45 %
                           -------------------------
                           Next $2 billion    0.40 %
                           -------------------------
                           Next $2 billion    0.375%
                           -------------------------
                           Over $8 billion    0.35 %
                           -------------------------

  Prior to September 30, 2004, AIM had entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM paid INVESCO
40% of the fee paid by the Fund to AIM. Effective September 30, 2004, the sub-advisory agreement between AIM and INVESCO was terminated.
  AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 1.65%, 2.30%, 2.30%, 1.75% and 1.55% of average daily net assets, respectively. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 2.00%, 2.65%, 2.65%, 2.10% and 1.90% of average daily net assets, respectively, through March 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended March 31, 2005, AIM waived fees of $7,020.
  For the year ended March 31, 2005, at the request of the Trustees of the Trust, AMVESCAP agreed to reimburse $47,747 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, including legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended March 31, 2005, AIM was paid $147,061.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended March
31, 2005, the Fund paid AISI $1,118,558.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class
B, Class C, Class K and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class K and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.45% of the average daily net assets of Class K shares and 0.25% of the average daily net assets of Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class K or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended March 31, 2005, the Class A, Class B, Class C, Class K and Investor Class shares paid ADI $262,371, $317,963, $286,422, $5,527 and $709,185, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2005, ADI advised the Fund that it retained $206,184 in front-end sales commissions from the sale of Class A shares and $3,853, $51,271, $9,483 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI, and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended March 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                 UNREALIZED
                      MARKET VALUE  PURCHASES      PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                    03/31/04     AT COST      FROM SALES   (DEPRECIATION)   03/31/05    INCOME  GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------
Premier Portfolio --
 Institutional Class* $13,197,327  $231,905,620 $(218,787,363)      $--       $26,315,584  $243,739     $--
---------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                 UNREALIZED
                      MARKET VALUE  PURCHASES      PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                    03/31/04     AT COST      FROM SALES   (DEPRECIATION)   03/31/05   INCOME** GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------
Premier Portfolio --
 Institutional Class* $ 5,896,789  $263,659,667 $(269,556,456)      $--       $        --  $ 84,389     $--
---------------------------------------------------------------------------------------------------------------
Total                 $19,094,116  $495,565,287 $(488,343,819)      $--       $26,315,584  $328,128     $--
---------------------------------------------------------------------------------------------------------------

* On February 25, 2005 the Premier Portfolio investments were transferred from the original shares with no name designation to the newly structured share class designated as Institutional Class.
**Net of rebates.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended March 31, 2005, the Fund received credits from these arrangements which resulted in the reduction of the Fund's total expenses of $6,473.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended March 31, 2005, the Fund paid legal fees of $4,669 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended March 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  For the year ended March 31, 2005, the Fund received dividends on cash collateral of $84,389 for securities lending transactions, which are net of rebates. There were no securities out on loan as of March 31, 2005.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended March 31, 2005 and 2004.

TAX COMPONENTS OF NET ASSETS:

As of March 31, 2005, the components of net assets on a tax basis were as follows:

                                                         2005
              ----------------------------------------------------
              Undistributed long-term gain           $  7,914,067
              ----------------------------------------------------
              Unrealized appreciation -- investments  193,733,920
              ----------------------------------------------------
              Temporary book/tax differences              (37,209)
              ----------------------------------------------------
              Capital loss carryforward                (5,969,955)
              ----------------------------------------------------
              Shares of Beneficial Interest           461,947,227
              ----------------------------------------------------
              Total net assets                       $657,588,050
              ----------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the treatment of certain corporate actions.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of March 31, 2005 to utilizing $1,577,866 of capital loss carryforward in the fiscal year ended March 31, 2006.
  The Fund utilized $28,124,660 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of March 31, 2005 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 March 31, 2006                   $(1,450,461)
                 ---------------------------------------------
                 March 31, 2007                      (338,540)
                 ---------------------------------------------
                 March 31, 2009                    (4,180,954)
                 ---------------------------------------------
                 Total capital loss carryforward  $(5,969,955)
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003, the date of the reorganization of AIM Global Energy Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended March 31, 2005 was $353,655,427 and $186,602,925, respectively.
  At the request of the Trustees, AIM recovered third party research credits during the year ended March 31, 2005, in the amount of $10,818. The research credits were recorded as realized gains.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                      INVESTMENT SECURITIES ON A TAX BASIS
   --------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $194,201,517
   --------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities     (467,597)
   --------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $193,733,920
   --------------------------------------------------------------------------

Cost of investments for tax purposes is $463,195,086.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of expenses related to the plan of reorganization, net operating losses and foreign currency transactions on March 31, 2005, undistributed net investment income (loss) was increased by $1,439,431, undistributed net realized gain (loss) decreased by $1,464 and shares of beneficial interest decreased by $1,437,967. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                      CHANGES IN SHARES OUTSTANDING/(a)/
---------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED MARCH 31,
                                                          ----------------------------------------------------
                                                                     2005                       2004
                                                          -------------------------  -------------------------
                                                            SHARES        AMOUNT       SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                  4,287,940  $ 122,706,107     851,516  $  16,541,002
---------------------------------------------------------------------------------------------------------------
  Class B                                                  1,461,350     40,038,277     220,684      4,484,414
---------------------------------------------------------------------------------------------------------------
  Class C                                                  1,555,291     42,670,079     574,044     10,662,837
---------------------------------------------------------------------------------------------------------------
  Class K                                                    102,116      2,738,142     103,035      1,737,485
---------------------------------------------------------------------------------------------------------------
  Investor Class                                           5,562,598    152,006,788   4,652,095     88,072,923
---------------------------------------------------------------------------------------------------------------
Issued in connection with acquisitions:/(b)/
  Class A                                                         --             --     967,661     17,431,821
---------------------------------------------------------------------------------------------------------------
  Class B                                                         --             --     733,587     13,048,685
---------------------------------------------------------------------------------------------------------------
  Class C                                                         --             --     160,292      2,807,811
---------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                    144,941      3,897,072      31,167        642,445
---------------------------------------------------------------------------------------------------------------
  Class B                                                   (147,616)    (3,897,072)    (31,592)      (642,445)
---------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                 (1,351,995)   (35,748,383)   (557,791)   (10,962,920)
---------------------------------------------------------------------------------------------------------------
  Class B                                                   (505,655)   (13,235,327)    (93,467)    (1,898,591)
---------------------------------------------------------------------------------------------------------------
  Class C                                                   (462,765)   (11,614,414)   (557,475)   (10,216,795)
---------------------------------------------------------------------------------------------------------------
  Class K                                                    (48,136)    (1,194,409)    (77,842)    (1,330,829)
---------------------------------------------------------------------------------------------------------------
  Investor Class                                          (4,375,872)  (115,961,882) (8,026,327)  (149,626,830)
---------------------------------------------------------------------------------------------------------------
                                                           6,222,197  $ 182,404,978  (1,050,413) $ (19,248,987)
---------------------------------------------------------------------------------------------------------------

/(a)/There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 16% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or a portion of the shares owned of record by this entity are also owned beneficially.
/(b)/As of the opening of business on November 24, 2003, the Fund acquired all of the net assets of AIM Global Energy Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 9, 2003 and of AIM Global Energy Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 1,861,540 shares of the Fund for 2,594,959 shares of of AIM Global Energy Fund outstanding as of the close of business on November 21, 2003. AIM Global Energy Fund's net assets at that date of $33,288,317, including $87,465 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $227,218,065.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                                   -------------------------------------
                                                                                YEAR ENDED MARCH 31,
                                                                   -------------------------------------
                                                                        2005           2004            2003
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  22.27        $ 16.85       $ 19.26
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.09)/(a)/    (0.05)/(a)/   (0.05)/(a)(b)/
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     10.68           5.47         (2.36)
-----------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  10.59           5.42         (2.41)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  32.86        $ 22.27       $ 16.85
-----------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                     47.55%         32.17%       (12.51)%
-----------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $161,529        $40,847       $ 9,131
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       1.47%/(d)/     1.66%         1.46%
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    1.48%/(d)/     1.74%         1.46%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.32)%/(d)/   (0.25)%       (0.33)%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  45%           123%          144%
-----------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.05) for the year ended March 31, 2003.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $74,963,183.

                                                                                      CLASS B
                                                                   ------------------------------------
                                                                               YEAR ENDED MARCH 31,
                                                                   ------------------------------------
                                                                        2005          2004            2003
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 21.94        $ 16.71       $ 19.26
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.25)/(a)/    (0.18)/(a)/   (0.17)/(a)(b)/
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    10.48           5.41         (2.38)
----------------------------------------------------------------------------------------------------------------
    Total from investment operations                                 10.23           5.23         (2.55)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 32.17        $ 21.94       $ 16.71
----------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                    46.63%         31.30%       (13.24)%
----------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $55,559        $20,164       $ 1,502
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      2.12%/(d)/     2.31%         2.33%
----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   2.13%/(d)/     2.59%         2.41%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.97)%/(d)/   (0.90)%       (1.16)%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 45%           123%          144%
----------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.17) for the year ended March 31, 2003.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $31,796,265.

                                                                                                      CLASS C
                                                                      -----------------------------------------------------------
                                                                                                YEAR ENDED MARCH 31,
                                                                      -----------------------------------------------------------
                                                                           2005          2004            2003           2002
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 21.60        $ 16.45       $ 18.98          $ 19.58
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.25)/(a)/    (0.17)/(a)/   (0.11)/(a)(b)/   (0.07)/(b)/
----------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)       10.33           5.32         (2.42)           (0.53)
----------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                    10.08           5.15         (2.53)           (0.60)
----------------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                                 --             --            --               --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 31.68        $ 21.60       $ 16.45          $ 18.98
----------------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                       46.67%         31.31%       (13.33)%          (3.06)%
----------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $58,626        $16,383       $ 9,566          $12,324
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (including interest expense):
  With fee waivers and/or expense reimbursements                         2.12%/(d)/     2.31%         2.33%            2.27%
----------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      2.13%/(d)/     2.59%         2.53%            2.27%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets             (0.97)%/(d)/   (0.90)%       (1.22)%          (1.08)%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                    45%           123%          144%             144%
----------------------------------------------------------------------------------------------------------------------------------

                                                                      -------

                                                                      -------
                                                                          2001
----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $17.39
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         (0.05)/(b)/
----------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)       3.67
----------------------------------------------------------------------------------
    Total from investment operations                                    3.62
----------------------------------------------------------------------------------
Less distributions from net realized gains                             (1.43)
----------------------------------------------------------------------------------
Net asset value, end of period                                        $19.58
----------------------------------------------------------------------------------
Total return/(c)/                                                      22.35%
----------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $8,704
----------------------------------------------------------------------------------
Ratio of expenses to average net assets (including interest expense):
  With fee waivers and/or expense reimbursements                        2.05%
----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     2.05%
----------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets            (1.10)%
----------------------------------------------------------------------------------
Portfolio turnover rate                                                  166%
----------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.11), $(0.16) and $(0.10) for the years ended March 31, 2003, 2002 and 2001, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios based on average daily net assets of $28,642,181.

                                                                                                       CLASS K
                                                                   ---------------------------------------------------------


                                                                                     YEAR ENDED MARCH 31,
                                                                   ---------------------------------------------------
                                                                       2005          2004           2003           2002
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $20.53        $15.55       $ 17.98          $ 19.62
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.10)/(a)/   (0.06)/(a)/   (0.14)/(a)(b)/   (0.05)/(b)/
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    9.83          5.04         (2.29)           (1.59)
-----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                 9.73          4.98         (2.43)           (1.64)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $30.26        $20.53       $ 15.55          $ 17.98
-----------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                   47.39%        32.03%       (13.52)%          (8.36)%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $2,959        $  899       $   289          $    37
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     1.57%/(d)/    1.76%         2.07%           11.62%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  1.58%/(d)/    3.70%         5.36%           11.62%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets         (0.42)%/(d)/  (0.35)%       (0.90)%         (10.45)%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                           45%          123%          144%             144%
-----------------------------------------------------------------------------------------------------------------------------

                                                                   ----------------
                                                                     NOVEMBER 30, 2000
                                                                   (DATE SALES COMMENCED)
                                                                        TO MARCH 31,
                                                                   ----------------------
                                                                            2001
-----------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $16.76
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                              (0.15)/(b)/
-----------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)            3.01
-----------------------------------------------------------------------------------------
    Total from investment operations                                         2.86
-----------------------------------------------------------------------------------------
Net asset value, end of period                                             $19.62
-----------------------------------------------------------------------------------------
Total return/(c)/                                                           17.06%
-----------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                   $    1
-----------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                             3.11%/(e)/
-----------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                          3.11%/(e)/
-----------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets                 (2.34)%/(e)/
-----------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                                  166%
-----------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.14), $(0.27) and $(0.15) for the years ended March 31, 2003, 2002 and 2001, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(d)/Ratios are based on average daily net assets of $1,228,327.
/(e)/Annualized.
/(f)/Not annualized for periods less than one year.


                                                                   --------------------------------

                                                                   --------------------------------
                                                                         2005             2004
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  22.19          $  16.81
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.06)/(a)/       (0.07)/(a)/
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     10.65              5.45
----------------------------------------------------------------------------------------------------
    Total from investment operations                                  10.59              5.38
----------------------------------------------------------------------------------------------------
Less distributions from net realized gains                               --                --
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  32.78          $  22.19
----------------------------------------------------------------------------------------------------
Total return/(c)/                                                     47.72%            32.00%
----------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $378,915          $230,148
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.37%/(d)(e)/     1.76%
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.22)%/(d)/      (0.35)%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  45%              123%
----------------------------------------------------------------------------------------------------

                                                                       INVESTOR CLASS
                                                                   ---------------------------------------------
                                                                    YEAR ENDED MARCH 31,
                                                                   ---------------------------------------------
                                                                         2003              2002              2001
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  19.26          $  19.73          $  17.40
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.10)/(a)(b)/    (0.07)/(a)(b)/    (0.08)/(a)(b)/
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     (2.35)            (0.40)             3.84
------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  (2.45)            (0.47)             3.76
------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                               --                --             (1.43)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  16.81          $  19.26          $  19.73
------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                    (12.72)%           (2.38)%           23.09%
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $231,023          $358,439          $445,845
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.69%             1.53%             1.41%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.57)%           (0.34)%           (0.35)%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 144%              144%              166%
------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.10), $(0.07) and $(0.08) for the years ended March 31, 2003, 2002 and 2001, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $283,673,891.
/(e)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.38%.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement fund will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement fund by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The IFG and AIM settlement funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading. The settlement funds will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, not to increase certain management fees and to provide more information to investors regarding fees.
  Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

  Pending Regulatory Civil Action Alleging Market Timing

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.
  If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in two of the underlying lawsuits continue to seek remand of their lawsuit to state court.

  Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. Based on a recent court decision, the state court action has been removed to Federal court.

  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division and subsequently consolidated for pre-trial purposes into one lawsuit.

  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. These actions have been consolidated for pre-trial purposes.

  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Financial Services Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Financial Services Fund, formerly known as INVESCO Financial Services Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

May 20, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS
March 31, 2005


                                                               MARKET
                                                   SHARES      VALUE
        ----------------------------------------------------------------
        COMMON STOCKS-96.82%

        ASSET MANAGEMENT & CUSTODY
         BANKS-8.81%
        Bank of New York Co., Inc. (The)          1,271,700 $ 36,942,885
        ----------------------------------------------------------------
        Federated Investors, Inc. -- Class B        454,050   12,854,156
        ----------------------------------------------------------------
        Franklin Resources, Inc.                    229,000   15,720,850
        ----------------------------------------------------------------
        State Street Corp.                          123,000    5,377,560
        ----------------------------------------------------------------
                                                              70,895,451
        ----------------------------------------------------------------

        CONSUMER FINANCE-3.17%
        Capital One Financial Corp.                 341,200   25,511,524
        ----------------------------------------------------------------

        DIVERSIFIED BANKS-15.30%
        Anglo Irish Bank Corp. PLC (Ireland)/(a)/   416,300   10,406,322
        ----------------------------------------------------------------
        Bank of America Corp.                       923,812   40,740,109
        ----------------------------------------------------------------
        U.S. Bancorp                                534,600   15,407,172
        ----------------------------------------------------------------
        Wachovia Corp.                              521,200   26,534,292
        ----------------------------------------------------------------
        Wells Fargo & Co.                           502,200   30,031,560
        ----------------------------------------------------------------
                                                             123,119,455
        ----------------------------------------------------------------

        DIVERSIFIED CAPITAL MARKETS-1.25%
        UBS A.G. (Switzerland)                      119,000   10,043,600
        ----------------------------------------------------------------

        DIVERSIFIED COMMERCIAL SERVICES-1.08%
        H&R Block, Inc.                             172,000    8,699,760
        ----------------------------------------------------------------

        INSURANCE BROKERS-4.42%
        Aon Corp.                                   637,700   14,565,068
        ----------------------------------------------------------------
        Marsh & McLennan Cos., Inc.                 690,000   20,989,800
        ----------------------------------------------------------------
                                                              35,554,868
        ----------------------------------------------------------------

        INVESTMENT BANKING & BROKERAGE-10.17%
        Goldman Sachs Group, Inc. (The)              45,200    4,971,548
        ----------------------------------------------------------------
        Lehman Brothers Holdings Inc.               111,700   10,517,672
        ----------------------------------------------------------------
        Merrill Lynch & Co., Inc.                   665,600   37,672,960
        ----------------------------------------------------------------
        Morgan Stanley                              501,400   28,705,150
        ----------------------------------------------------------------
                                                              81,867,330
        ----------------------------------------------------------------

        LIFE & HEALTH INSURANCE-2.48%
        Prudential Financial, Inc.                  347,000   19,917,800
        ----------------------------------------------------------------

                                                                 MARKET
                                                     SHARES      VALUE
     ---------------------------------------------------------------------

     MULTI-LINE INSURANCE-9.41%
     American International Group, Inc.               342,052 $ 18,953,101
     ---------------------------------------------------------------------
     Genworth Financial Inc. -- Class A               556,500   15,314,880
     ---------------------------------------------------------------------
     Hartford Financial Services Group, Inc. (The)    604,300   41,430,808
     ---------------------------------------------------------------------
                                                                75,698,789
     ---------------------------------------------------------------------

     OTHER DIVERSIFIED FINANCIAL
      SERVICES-12.66%
     Citigroup Inc.                                 1,179,801   53,020,257
     ---------------------------------------------------------------------
     JPMorgan Chase & Co.                           1,412,472   48,871,531
     ---------------------------------------------------------------------
                                                               101,891,788
     ---------------------------------------------------------------------

     PROPERTY & CASUALTY INSURANCE-9.14%
     ACE Ltd. (Cayman Islands)                        678,200   27,989,314
     ---------------------------------------------------------------------
     Chubb Corp. (The)                                 74,000    5,865,980
     ---------------------------------------------------------------------
     MBIA Inc.                                        231,000   12,076,680
     ---------------------------------------------------------------------
     SAFECO Corp.                                     323,000   15,733,330
     ---------------------------------------------------------------------
     St. Paul Travelers Cos., Inc. (The)              323,467   11,880,943
     ---------------------------------------------------------------------
                                                                73,546,247
     ---------------------------------------------------------------------

     REGIONAL BANKS-6.18%
     Cullen/Frost Bankers, Inc.                       197,000    8,894,550
     ---------------------------------------------------------------------
     Fifth Third Bancorp                              484,050   20,804,469
     ---------------------------------------------------------------------
     North Fork Bancorp., Inc.                        478,500   13,273,590
     ---------------------------------------------------------------------
     Zions Bancorp.                                    98,200    6,777,764
     ---------------------------------------------------------------------
                                                                49,750,373
     ---------------------------------------------------------------------

     THRIFTS & MORTGAGE FINANCE-12.75%
     Fannie Mae                                       956,500   52,081,425
     ---------------------------------------------------------------------
     Freddie Mac                                      543,700   34,361,840
     ---------------------------------------------------------------------
     PMI Group, Inc. (The)                            425,600   16,177,056
     ---------------------------------------------------------------------
                                                               102,620,321
     ---------------------------------------------------------------------
       Total Common Stocks
        (Cost $639,955,935)                                    779,117,306
     ---------------------------------------------------------------------
     MONEY MARKET FUNDS-3.15%
     Premier Portfolio-Institutional Class
      (Cost $25,338,683)/(b)/                      25,338,683   25,338,683
     ---------------------------------------------------------------------
     TOTAL INVESTMENTS-99.97% (Cost $665,294,618)              804,455,989
     ---------------------------------------------------------------------
     OTHER ASSETS LESS LIABILITIES-0.03%                           205,870
     ---------------------------------------------------------------------
     NET ASSETS-100.00%                                       $804,661,859
     ---------------------------------------------------------------------

Notes to Schedule of Investments:
/(a)/ In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at March 31, 2005 represented 1.29% of the Fund's Total Investments. See Note 1A.
/(b)/ The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2005

ASSETS:
Investments, at market value (cost $639,955,935)                       $779,117,306
-----------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $25,338,683)          25,338,683
-----------------------------------------------------------------------------------
    Total investments (cost $665,294,618)                               804,455,989
-----------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                        1,917,801
-----------------------------------------------------------------------------------
  Dividends                                                               1,350,635
-----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans           142,343
-----------------------------------------------------------------------------------
Other assets                                                                 33,542
-----------------------------------------------------------------------------------
    Total assets                                                        807,900,310
-----------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Fund shares reacquired                                                  2,396,809
-----------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                        189,629
-----------------------------------------------------------------------------------
Accrued distribution fees                                                   234,675
-----------------------------------------------------------------------------------
Accrued trustees' fees                                                        5,674
-----------------------------------------------------------------------------------
Accrued transfer agent fees                                                 326,819
-----------------------------------------------------------------------------------
Accrued operating expenses                                                   84,845
-----------------------------------------------------------------------------------
    Total liabilities                                                     3,238,451
-----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                            $804,661,859
-----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                          $616,411,856
-----------------------------------------------------------------------------------
Undistributed net investment income                                       3,092,198
-----------------------------------------------------------------------------------
Undistributed net realized gain from investment securities and foreign
 currencies                                                              45,996,434
-----------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                             139,161,371
-----------------------------------------------------------------------------------
                                                                       $804,661,859
-----------------------------------------------------------------------------------

          NET ASSETS:
          Class A                                        $ 81,761,267
          -----------------------------------------------------------
          Class B                                        $ 65,389,757
          -----------------------------------------------------------
          Class C                                        $ 23,931,856
          -----------------------------------------------------------
          Class K                                        $  1,128,636
          -----------------------------------------------------------
          Investor Class                                 $632,450,343
          -----------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Class A                                           3,010,304
          -----------------------------------------------------------
          Class B                                           2,413,212
          -----------------------------------------------------------
          Class C                                             902,906
          -----------------------------------------------------------
          Class K                                              42,462
          -----------------------------------------------------------
          Investor Class                                   23,170,441
          -----------------------------------------------------------
          Class A:
            Net asset value per share                    $      27.16
          -----------------------------------------------------------
            Offering price per share:
              (Net asset value of $27.16 / 94.50%)       $      28.74
          -----------------------------------------------------------
          Class B:
           Net asset value and offering price per share  $      27.10
          -----------------------------------------------------------
          Class C:
           Net asset value and offering price per share  $      26.51
          -----------------------------------------------------------
          Class K:
           Net asset value and offering price per share  $      26.58
          -----------------------------------------------------------
          Investor Class:
           Net asset value and offering price per share  $      27.30
          -----------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the year ended March 31, 2005

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $275,832)                                 $  19,927,892
-----------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds                                                 580,830
-----------------------------------------------------------------------------------------------------
    Total investment income                                                               20,508,722
-----------------------------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                                              6,238,104
-----------------------------------------------------------------------------------------------------
Administrative services fees                                                                 305,430
-----------------------------------------------------------------------------------------------------
Custodian fees                                                                                70,471
-----------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                    337,588
-----------------------------------------------------------------------------------------------------
  Class B                                                                                    787,233
-----------------------------------------------------------------------------------------------------
  Class C                                                                                    306,114
-----------------------------------------------------------------------------------------------------
  Class K                                                                                      6,274
-----------------------------------------------------------------------------------------------------
  Investor Class                                                                           1,840,273
-----------------------------------------------------------------------------------------------------
Transfer agent fees                                                                        2,698,643
-----------------------------------------------------------------------------------------------------
Trustees' fees and retirement benefits                                                        39,482
-----------------------------------------------------------------------------------------------------
Other                                                                                        472,069
-----------------------------------------------------------------------------------------------------
    Total expenses                                                                        13,101,681
-----------------------------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset arrangements                       (141,969)
-----------------------------------------------------------------------------------------------------
    Net expenses                                                                          12,959,712
-----------------------------------------------------------------------------------------------------
Net investment income                                                                      7,549,010
-----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
Net realized gain from:
  Investment securities                                                                   92,852,002
-----------------------------------------------------------------------------------------------------
  Foreign currencies                                                                          67,088
-----------------------------------------------------------------------------------------------------
                                                                                          92,919,090
-----------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                                 (135,097,683)
-----------------------------------------------------------------------------------------------------
  Foreign currencies                                                                          (8,352)
-----------------------------------------------------------------------------------------------------
                                                                                        (135,106,035)
-----------------------------------------------------------------------------------------------------
Net gain (loss) from investment securities and foreign currencies                        (42,186,945)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                        $ (34,637,935)
-----------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended March 31, 2005 and 2004

                                                                                                               2005
--------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                                   $    7,549,010
--------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                         92,919,090
--------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies      (135,106,035)
--------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                          (34,637,935)
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                                                       (609,121)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                       (140,374)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                        (54,592)
--------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                         (7,095)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                              (5,291,880)
--------------------------------------------------------------------------------------------------------------------------
    Total distributions from net investment income                                                            (6,103,062)
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                                                                     (7,597,576)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                     (6,185,077)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                     (2,405,416)
--------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                       (101,359)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                             (58,366,582)
--------------------------------------------------------------------------------------------------------------------------
    Total distributions from net realized gains                                                              (74,656,010)
--------------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                      (80,759,072)
--------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                    (18,261,084)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                    (16,948,631)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                    (10,921,389)
--------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                       (332,292)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                            (124,630,423)
--------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                 (171,093,819)
--------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                   (286,490,826)
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                        1,091,152,685
--------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $3,092,198 and $1,619,762, respectively)  $  804,661,859
--------------------------------------------------------------------------------------------------------------------------

                                                                                                               2004
-------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                                   $    4,683,539
-------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                        110,789,671
-------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies       212,794,322
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                          328,267,532
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                                                        (32,046)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                           (173)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                         (1,386)
-------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                         (4,801)
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                              (2,983,902)
-------------------------------------------------------------------------------------------------------------------------
    Total distributions from net investment income                                                            (3,022,308)
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                                                                             --
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                             --
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                             --
-------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                             --
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                                      --
-------------------------------------------------------------------------------------------------------------------------
    Total distributions from net realized gains                                                                       --
-------------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                       (3,022,308)
-------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                     91,472,322
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                     79,803,551
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                     21,470,386
-------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                       (312,490)
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                            (178,640,151)
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                   13,793,618
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                    339,038,842
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                          752,113,843
-------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $3,092,198 and $1,619,762, respectively)  $1,091,152,685
-------------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Financial Services Fund, formerly INVESCO Financial Services Fund, (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

                           AVERAGE NET ASSETS  RATE
                           -------------------------
                           First $350 million  0.75%
                           -------------------------
                           Next $350 million   0.65%
                           -------------------------
                           Next $1.3 billion   0.55%
                           -------------------------
                           Next $2 billion     0.45%
                           -------------------------
                           Next $2 billion     0.40%
                           -------------------------
                           Next $2 billion    0.375%
                           -------------------------
                           Over $8 billion     0.35%
                           -------------------------

  Prior to September 30, 2004, AIM had entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM paid INVESCO
40% of the fee paid by the Fund to AIM. Effective September 30, 2004, the sub-advisory agreement between AIM and INVESCO was terminated.
  AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 1.40%, 2.05%, 2.05%, 1.50% and 1.30% of average daily net assets, respectively. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 2.00%, 2.65%, 2.65%, 2.10% and 1.90% of average daily net assets, respectively, through March 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended March 31, 2005, AIM waived fees of $15,532.
  For the year ended March 31, 2005, at the request of the Trustees of the Trust, AMVESCAP agreed to reimburse $113,345 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, including legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended March 31, 2005, AIM was paid $305,430.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended March
31, 2005, the Fund paid AISI $2,698,643.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class
B, Class C, Class K and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class K and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.45% of the average daily net assets of Class K shares and 0.25% of the average daily net assets of Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class K or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended March 31, 2005, the Class A, Class B, Class C, Class K and Investor Class shares paid ADI $337,588, $787,233, $306,114, $6,274 and $1,840,273, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2005, ADI advised the Fund that it retained $21,120 in front-end sales commissions from the sale of Class A shares and $203, $11,539, $3,138 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in an affiliated money market fund for the year ended March 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                                     UNREALIZED
                                          MARKET VALUE  PURCHASES   PROCEEDS FROM   APPRECIATION  MARKET VALUE DIVIDEND
FUND                                        03/31/04     AT COST        SALES      (DEPRECIATION)   03/31/05    INCOME
------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class* $15,428,440  $262,481,563 $(252,571,320)      $--       $25,338,683  $580,830
------------------------------------------------------------------------------------------------------------------------

                                           REALIZED
FUND                                      GAIN (LOSS)
-----------------------------------------------------
Premier Portfolio -- Institutional Class*     $--
-----------------------------------------------------

* On February 25, 2005, the Premier Portfolio investments were transferred from the original share class with no name designation to the newly structured share class designated as Institutional Class.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended March 31, 2005, the Fund engaged in purchases and sales of securities of $4,252,743 and $0, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended March 31, 2005, the Fund received credits from these arrangements which resulted in the reduction of the Fund's total expenses of $13,092.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended March 31, 2005, the Fund paid legal fees of $6,684 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended March 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended March 31, 2005 and 2004 were as follows:

                                            2005        2004
                -----------------------------------------------
                Distributions paid from:
                 Ordinary income         $16,719,790 $3,022,308
                -----------------------------------------------
                Long-term capital gain    64,039,282         --
                -----------------------------------------------
                Total distributions      $80,759,072 $3,022,308
                -----------------------------------------------

TAX COMPONENTS OF NET ASSETS:

As of March 31, 2005, the components of net assets on a tax basis were as follows:

                                                         2005
              ----------------------------------------------------
              Undistributed ordinary income          $  3,220,360
              ----------------------------------------------------
              Undistributed long-term gain             46,597,065
              ----------------------------------------------------
              Unrealized appreciation -- investments  138,560,740
              ----------------------------------------------------
              Temporary book/tax differences             (128,162)
              ----------------------------------------------------
              Shares of beneficial interest           616,411,856
              ----------------------------------------------------
              Total net assets                       $804,661,859
              ----------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the deferral of losses on wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  The Fund does not have a capital loss carryforward as of March 31, 2005.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended March 31, 2005 was $478,435,076 and $733,512,520, respectively.
  At the request of the Trustees, AIM recovered third party research credits during the year ended March 31, 2005, in the amount of $24,776. These research credits were recorded as realized gains.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                      INVESTMENT SECURITIES ON A TAX BASIS
   --------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $167,640,531
   --------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (29,079,791)
   --------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $138,560,740
   --------------------------------------------------------------------------

Cost of investments for tax purposes is $665,895,249.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, the use of a portion of the proceeds from redemptions as distributions and expenses related to the plan of reorganization on March 31, 2005, undistributed net investment income was increased by $26,488, undistributed net realized gain was decreased by $4,781,713 and shares of beneficial interest increased by $4,755,225. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                       CHANGES IN SHARES OUTSTANDING/(a)/
----------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED MARCH 31,
                                                          -----------------------------------------------------
                                                                     2005                       2004
                                                          -------------------------  --------------------------
                                                            SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                    266,900  $   7,830,418      323,245  $   9,111,783
----------------------------------------------------------------------------------------------------------------
  Class B                                                    101,606      2,984,407       72,301      2,133,683
----------------------------------------------------------------------------------------------------------------
  Class C                                                     70,133      2,026,953      490,530     12,968,828
----------------------------------------------------------------------------------------------------------------
  Class K                                                     18,153        527,485       76,064      1,972,353
----------------------------------------------------------------------------------------------------------------
  Investor Class                                           1,488,790     43,945,228    9,260,845    236,882,896
----------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                    266,982      7,643,700        1,032         27,971
----------------------------------------------------------------------------------------------------------------
  Class B                                                    206,921      5,922,067            6            161
----------------------------------------------------------------------------------------------------------------
  Class C                                                     82,697      2,314,688           43          1,136
----------------------------------------------------------------------------------------------------------------
  Class K                                                      3,869        108,455          181          4,801
----------------------------------------------------------------------------------------------------------------
  Investor Class                                           2,145,370     61,722,150      105,190      2,862,271
----------------------------------------------------------------------------------------------------------------
Issued in connection with acquisitions:/(b)/
  Class A                                                         --             --    3,643,293     99,414,455
----------------------------------------------------------------------------------------------------------------
  Class B                                                         --             --    3,213,587     87,853,557
----------------------------------------------------------------------------------------------------------------
  Class C                                                         --             --      975,439     26,155,491
----------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                    158,966      4,634,274       63,785      1,907,801
----------------------------------------------------------------------------------------------------------------
  Class B                                                   (159,324)    (4,634,274)     (63,734)    (1,907,801)
----------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                 (1,308,010)   (38,369,476)    (650,835)   (18,989,688)
----------------------------------------------------------------------------------------------------------------
  Class B                                                   (725,853)   (21,220,831)    (277,826)    (8,276,049)
----------------------------------------------------------------------------------------------------------------
  Class C                                                   (531,289)   (15,263,030)    (653,670)   (17,655,069)
----------------------------------------------------------------------------------------------------------------
  Class K                                                    (33,160)      (968,232)     (86,005)    (2,289,644)
----------------------------------------------------------------------------------------------------------------
  Investor Class                                          (7,815,338)  (230,297,801) (15,751,038)  (418,385,318)
----------------------------------------------------------------------------------------------------------------
                                                          (5,762,587) $(171,093,819)     742,433  $  13,793,618
----------------------------------------------------------------------------------------------------------------

/(a)/There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 23% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
/(b)/As of the opening of business on November 24, 2003, the Fund acquired all of the net assets of AIM Global Financial Services Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 9, 2003 and of AIM Global Financial Services Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 7,832,319 shares of the Fund for 9,618,940 shares of of AIM Global Financial Services Fund outstanding as of the close of business on November 21, 2003. AIM Global Financial Services Fund's net assets at that date of $213,423,503, including $28,871,384 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $858,824,755.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  CLASS A
                                                                   -----------------------------------
                                                                           YEAR ENDED MARCH 31,
                                                                   -----------------------------------
                                                                       2005          2004        2003
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 30.83       $  21.68      $ 28.22
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.23/(a)/      0.16/(a)/    0.06
--------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    (1.19)          9.10        (6.37)
--------------------------------------------------------------------------------------------------------
    Total from investment operations                                 (0.96)          9.26        (6.31)
--------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.20)         (0.11)       (0.20)
--------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              (2.51)            --        (0.03)
--------------------------------------------------------------------------------------------------------
    Total distributions                                              (2.71)         (0.11)       (0.23)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 27.16       $  30.83      $ 21.68
--------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    (3.57)%        42.78%      (22.36)%
--------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $81,761       $111,766      $ 5,311
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.38%/(c)/     1.41%        1.38%
--------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.39%/(c)/     1.66%        1.51%
--------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  0.79%/(c)/     0.55%        0.49%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 53%            57%          60%
--------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(c)/Ratios are based on average daily net assets of $96,453,575.

                                                                                  CLASS B
                                                                   -----------------------------------
                                                                           YEAR ENDED MARCH 31,
                                                                   -----------------------------------
                                                                       2005          2004        2003
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 30.82       $ 21.74       $ 28.22
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        0.04/(a)/    (0.03)/(a)/   (0.03)
--------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    (1.19)         9.11         (6.30)
--------------------------------------------------------------------------------------------------------
    Total from investment operations                                 (1.15)         9.08         (6.33)
--------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.06)        (0.00)        (0.11)
--------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              (2.51)           --         (0.04)
--------------------------------------------------------------------------------------------------------
    Total distributions                                              (2.57)        (0.00)        (0.15)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 27.10       $ 30.82       $ 21.74
--------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    (4.19)%       41.78%       (22.48)%
--------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $65,390       $92,137       $   990
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      2.03%/(c)/    2.06%         2.09%
--------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   2.04%/(c)/    2.34%         2.40%
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           0.14%/(c)/   (0.10)%       (0.20)%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 53%           57%           60%
--------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(c)/Ratios are based on average daily net assets of $78,723,304.

                                                                                               CLASS C
                                                                   --------------------------------------------------
                                                                                         YEAR ENDED MARCH 31,
                                                                   --------------------------------------------------
                                                                         2005           2004        2003      2002
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 30.20          $ 21.38       $ 27.89   $ 28.72
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        0.04/(a)/       (0.12)/(a)/   (0.25)    (0.10)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    (1.16)            8.94         (6.22)     0.87
----------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                 (1.12)            8.82         (6.47)     0.77
----------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.06)           (0.00)           --        --
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              (2.51)              --         (0.04)    (1.60)
----------------------------------------------------------------------------------------------------------------------
    Total distributions                                              (2.57)           (0.00)        (0.04)    (1.60)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 26.51          $ 30.20       $ 21.38   $ 27.89
----------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    (4.18)%          41.27%       (23.22)%    2.98%
----------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $23,932          $38,696       $10,026   $16,880
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               2.03%/(c)(d)/    2.38%         2.45%     2.07%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           0.14%/(c)/      (0.42)%       (0.68)%   (0.57)%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 53%              57%           60%       81%
----------------------------------------------------------------------------------------------------------------------

                                                                   --------

                                                                   --------
                                                                       2001
--------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 27.06
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.09)/(a)/
--------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     3.05
--------------------------------------------------------------------------------
    Total from investment operations                                  2.96
--------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.08)
--------------------------------------------------------------------------------
  Distributions from net realized gains                              (1.22)
--------------------------------------------------------------------------------
    Total distributions                                              (1.30)
--------------------------------------------------------------------------------
Net asset value, end of period                                     $ 28.72
--------------------------------------------------------------------------------
Total return/(b)/                                                    10.87%
--------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $12,221
--------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.85%
--------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.31)%
--------------------------------------------------------------------------------
Portfolio turnover rate                                                 99%
--------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(c)/Ratios are based on average daily net assets of $30,611,411.
/(d)/After fee waivers and/or expense reimbursements. Ratio of expense to average net assets prior to fee waivers and/or expense reimbursements was 2.04%.

                                                                                                CLASS K
                                                                   -----------------------------------------------



                                                                                YEAR ENDED MARCH 31,
                                                                   -----------------------------------------
                                                                       2005        2004       2003        2002
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $30.23       $21.27      $ 27.69   $28.67
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       0.20/(a)/    0.12/(a)/    0.15    (0.03)/(a)/
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)   (1.16)        8.93        (6.41)    0.90
-------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                (0.96)        9.05        (6.26)    0.87
-------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                              (0.18)       (0.09)       (0.12)   (0.25)
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             (2.51)          --        (0.04)   (1.60)
-------------------------------------------------------------------------------------------------------------------
    Total distributions                                             (2.69)       (0.09)       (0.16)   (1.85)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $26.58       $30.23      $ 21.27   $27.69
-------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                   (3.66)%      42.61%      (22.62)%   3.38%
-------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $1,129       $1,621      $ 1,348   $1,033
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     1.48%/(c)/   1.51%        1.78%    1.63%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  1.49%/(c)/   2.24%        2.13%    1.63%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          0.69%/(c)/   0.45%        0.18%   (0.12)%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                           53%          57%          60%      81%
-------------------------------------------------------------------------------------------------------------------

                                                                   ------------
                                                                     NOVEMBER 30,
                                                                   2000 (DATE SALES
                                                                    COMMENCED) TO
                                                                      MARCH 31,
                                                                         2001
                                                                   ----------------
-------------------------------------------------------------------
Net asset value, beginning of period                                    $29.35
-------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                           (0.17)
-------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        (0.38)
-------------------------------------------------------------------------------------
    Total from investment operations                                     (0.55)
-------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                   (0.13)
-------------------------------------------------------------------------------------
  Distributions from net realized gains                                     --
-------------------------------------------------------------------------------------
    Total distributions                                                  (0.13)
-------------------------------------------------------------------------------------
Net asset value, end of period                                          $28.67
-------------------------------------------------------------------------------------
Total return/(b)/                                                        (1.97)%
-------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                $    1
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                          3.35%/(d)/
-------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                       3.35%/(d)/
-------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets              (1.80)%/(d)/
-------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                                99%
-------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
/(c)/Ratios are based on average daily net assets of $1,394,171.
/(d)/Annualized.
/(e)/Not annualized for periods less than one year.

                                                                                             INVESTOR CLASS
                                                                   ------------------------------------------------------
                                                                                          YEAR ENDED MARCH 31,
                                                                   ------------------------------------------------------
                                                                         2005            2004         2003       2002
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  30.96          $  21.77      $  28.22   $    28.88
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.27/(a)/         0.15/(a)/     0.10         0.07
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     (1.19)             9.14         (6.42)        0.94
--------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  (0.92)             9.29         (6.32)        1.01
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.23)            (0.10)        (0.10)       (0.07)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                               (2.51)               --         (0.03)       (1.60)
--------------------------------------------------------------------------------------------------------------------------
    Total distributions                                               (2.74)            (0.10)        (0.13)       (1.67)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  27.30          $  30.96      $  21.77   $    28.22
--------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     (3.44)%           42.73%       (22.39)%       3.82%
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $632,450          $846,933      $734,440   $1,234,230
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.28%/(c)(d)/     1.42%         1.40%        1.27%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   0.89%/(c)/        0.54%         0.38%        0.24%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  53%               57%           60%          81%
--------------------------------------------------------------------------------------------------------------------------

                                                                   -----------

                                                                   -----------
                                                                      2001
------------------------------------------------------------------------------
Net asset value, beginning of period                               $    27.13
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  0.10
------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        2.97
------------------------------------------------------------------------------
    Total from investment operations                                     3.07
------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                  (0.10)
------------------------------------------------------------------------------
  Distributions from net realized gains                                 (1.22)
------------------------------------------------------------------------------
    Total distributions                                                 (1.32)
------------------------------------------------------------------------------
Net asset value, end of period                                     $    28.88
------------------------------------------------------------------------------
Total return/(b)/                                                       11.25%
------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $1,368,583
------------------------------------------------------------------------------
Ratio of expenses to average net assets                                  1.25%
------------------------------------------------------------------------------
Ratio of net investment income to average net assets                     0.36%
------------------------------------------------------------------------------
Portfolio turnover rate                                                    99%
------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
/(c)/Ratios are based on average daily net assets of $736,109,176.
/(d)/After fee waivers and/or expense reimbursements. Ratio of expense to average net assets prior to fee waivers and/or expense reimbursements was 1.29%.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement fund will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement fund by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The IFG and AIM settlement funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading. The settlement funds will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, not to increase certain management fees and to provide more information to investors regarding fees.
  Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

  Pending Regulatory Civil Action Alleging Market Timing

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.
  If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in two of the underlying lawsuits continue to seek remand of their lawsuit to state court.

  Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. Based on a recent court decision, the state court action has been removed to Federal court.

  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division and subsequently consolidated for pre-trial purposes into one lawsuit.

  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. These actions have been consolidated for pre-trial purposes.

  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Gold & Precious Metals Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Gold & Precious Metals Fund, formerly known as INVESCO Gold & Precious Metals Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board
(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at March 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

May 20, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS
March 31, 2005

                                                                  MARKET
                                                      SHARES      VALUE
    ------------------------------------------------------------------------
    FOREIGN STOCKS & OTHER
     EQUITY INTERESTS-80.49%

    CANADA-59.11%
    Aber Diamond Corp. (Precious Metals & Minerals)    140,000 $   4,247,406
    ------------------------------------------------------------------------
    Agnico-Eagle Mines Ltd. (Gold)/(a)/                200,000     2,910,000
    ------------------------------------------------------------------------
    Apollo Gold Corp. (Gold)/(b)/                    1,200,000       555,671
    ------------------------------------------------------------------------
    Barrick Gold Corp. (Gold)                          250,000     5,990,000
    ------------------------------------------------------------------------
    Bema Gold Corp. (Gold)/(b)/                      1,000,000     2,680,000
    ------------------------------------------------------------------------
    Cambior Inc. (Gold)/(b)/                         1,700,000     3,689,000
    ------------------------------------------------------------------------
    Eldorado Gold Corp. (Gold)/(b)/                  1,650,000     4,707,074
    ------------------------------------------------------------------------
    Gabriel Resources Ltd. (Gold)/(b)/                 239,700       356,770
    ------------------------------------------------------------------------
    Gammon Lake Resources Inc.
     (Precious Metals & Minerals)/(b)/                 550,000     3,234,000
    ------------------------------------------------------------------------
    Glamis Gold Ltd. (Gold)/(b)/                       250,000     3,902,500
    ------------------------------------------------------------------------
    Goldcorp. Inc. (Gold)/(a)/                         475,000     6,771,406
    ------------------------------------------------------------------------
    IAMGOLD Corp. (Gold)                               800,000     4,928,267
    ------------------------------------------------------------------------
    Inco Ltd. (Diversified Metals & Mining)/(b)/       120,000     4,776,000
    ------------------------------------------------------------------------
    Kinross Gold Corp. (Gold)/(b)/                     550,000     3,347,253
    ------------------------------------------------------------------------
    Meridian Gold Inc. (Gold)/(b)/                     250,000     4,210,000
    ------------------------------------------------------------------------
    Pacific Rim Mining Corp.
     (Precious Metals & Minerals)/(b)/               1,254,900       830,132
    ------------------------------------------------------------------------
    Pan American Silver Corp.
     (Precious Metals & Minerals)/(a)(b)/              320,000     5,073,600
    ------------------------------------------------------------------------
    Placer Dome Inc. (Gold)                            255,000     4,136,100
    ------------------------------------------------------------------------
    Rio Narcea Gold Mines Ltd. (Gold)/(b)/             515,900       874,515
    ------------------------------------------------------------------------
    Southern Platinum Corp.
     (Precious Metals & Minerals)/(a)(b)/            1,025,000     2,152,809
    ------------------------------------------------------------------------
    SouthernEra Diamonds, Inc. -- Class A
     (Precious Metals & Minerals)/(a)(b)/            1,025,000       525,489
    ------------------------------------------------------------------------
    Teck Cominco Ltd. -- Class B
     (Diversified Metals & Mining)                     140,000     5,192,045
    ------------------------------------------------------------------------
                                                                  75,090,037
    ------------------------------------------------------------------------

    PERU-3.62%
    Compania de Minas Buenaventura S.A.A.-ADR
     (Precious Metals & Minerals)                      202,000     4,601,560
    ------------------------------------------------------------------------

    SOUTH AFRICA-11.32%
    AngloGold Ashanti Ltd.-ADR (Gold)/(a)/              54,000     1,860,300
    ------------------------------------------------------------------------
    Gold Fields Ltd.-ADR (Gold)/(a)/                   410,000     4,710,900
    ------------------------------------------------------------------------

Investment Abbreviations:

ADR - AmericanDepositary Receipt

                                                                         MARKET
                                                         SHARES          VALUE
-----------------------------------------------------------------------------------

SOUTH AFRICA-(CONTINUED)
Harmony Gold Mining Co. Ltd.-ADR (Gold)/(a)/            354,000      $   2,761,200
-----------------------------------------------------------------------------------
Impala Platinum Holdings Ltd.
 (Precious Metals & Minerals)/(c)/                       60,000          5,049,918
-----------------------------------------------------------------------------------
                                                                        14,382,318
-----------------------------------------------------------------------------------

UNITED KINGDOM-6.44%
Randgold Resources Ltd.-ADR (Gold)/(b)/                 400,000          4,944,000
-----------------------------------------------------------------------------------
Rio Tinto PLC (Diversified Metals & Mining)/(c)/        100,000          3,232,872
-----------------------------------------------------------------------------------
                                                                         8,176,872
-----------------------------------------------------------------------------------
    Total Foreign Stocks & Other Equity Interests
     (Cost $95,383,061)                                                102,250,787
-----------------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-13.82%

DIVERSIFIED METALS & MINING-9.36%
Freeport-McMoRan Copper & Gold, Inc. -- Class B         200,000          7,922,000
-----------------------------------------------------------------------------------
Phelps Dodge Corp.                                       39,000          3,967,470
-----------------------------------------------------------------------------------
                                                                        11,889,470
-----------------------------------------------------------------------------------

GOLD-3.76%
Newmont Mining Corp.                                    113,000          4,774,250
-----------------------------------------------------------------------------------

PRECIOUS METALS & MINERALS-0.70%
Solitario Resources Corp./(a)(b)/                       631,000            887,005
-----------------------------------------------------------------------------------
    Total Domestic Common Stocks
     (Cost $17,679,122)                                                 17,550,725
-----------------------------------------------------------------------------------
GOLD BULLION-5.05%
Gold Bullion/(d)/ (Cost $4,266,032)                      14,974/(e)/     6,420,103
-----------------------------------------------------------------------------------
MONEY MARKET FUNDS-0.83%
Premier Portfolio-Institutional Class
 (Cost $1,047,383)/(f)/                               1,047,383          1,047,383
-----------------------------------------------------------------------------------
    TOTAL INVESTMENTS-100.19% (excluding
     investments purchased with cash collateral
     from securities loaned) (Cost $118,375,598)                       127,268,998
-----------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH
 COLLATERAL FROM SECURITIES LOANED

MONEY MARKET FUNDS-7.01%
Premier Portfolio-Institutional Class/(f)(g)/         8,909,192          8,909,192
-----------------------------------------------------------------------------------
    Total Money Market Funds (purchased with cash
     collateral from securities loaned)
     (Cost $8,909,192)                                                   8,909,192
-----------------------------------------------------------------------------------
TOTAL INVESTMENTS-107.20% (Cost $127,284,790)                          136,178,190
-----------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(7.20%)                                   (9,145,048)
-----------------------------------------------------------------------------------
NET ASSETS-100.00%                                                   $ 127,033,142
-----------------------------------------------------------------------------------

Notes to Schedule of Investments:

/(a)/ All or a portion of this security has been pledged as collateral for securities lending transactions at March 31, 2005.
/(b)/ Non-income producing security.
/(c)/ In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at March 31, 2005 was $8,282,790, which represented 6.08% of the Fund's Total Investments. See
      Note 1A.
/(d)/ Investment in other than a securities -- Gold Bullion. See Note 1H.
/(e)/ Denoted in troy ounces.
/(f)/ The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(g)/ The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2005

ASSETS:
Investments, at market value (cost $113,062,183)*                     $ 119,801,512
------------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $9,956,575)            9,956,575
------------------------------------------------------------------------------------
Investments in Gold Bullion (cost $4,266,032)                             6,420,103
------------------------------------------------------------------------------------
    Total investments (cost $127,284,790)                               136,178,190
------------------------------------------------------------------------------------
Foreign currencies, at market value (cost $51,268)                           48,026
------------------------------------------------------------------------------------
Receivables for:
 Fund shares sold                                                           194,239
------------------------------------------------------------------------------------
  Dividends                                                                  41,126
------------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans            24,253
------------------------------------------------------------------------------------
Other assets                                                                 24,096
------------------------------------------------------------------------------------
    Total assets                                                        136,509,930
------------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Fund shares reacquired                                                    326,781
------------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                         31,205
------------------------------------------------------------------------------------
  Collateral upon return of securities loaned                             8,909,192
------------------------------------------------------------------------------------
Accrued distribution fees                                                    38,699
------------------------------------------------------------------------------------
Accrued trustees' fees                                                        3,375
------------------------------------------------------------------------------------
Accrued transfer agent fees                                                  92,762
------------------------------------------------------------------------------------
Accrued operating expenses                                                   74,774
------------------------------------------------------------------------------------
    Total liabilities                                                     9,476,788
------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $ 127,033,142
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                         $ 256,381,370
------------------------------------------------------------------------------------
Undistributed net investment income (loss)                               (5,633,241)
------------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 foreign currencies                                                    (132,605,145)
------------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                               8,890,158
------------------------------------------------------------------------------------
                                                                      $ 127,033,142
------------------------------------------------------------------------------------


          NET ASSETS:
          Class A                                         $ 10,609,256
          ------------------------------------------------------------
          Class B                                         $  8,592,913
          ------------------------------------------------------------
          Class C                                         $  6,992,976
          ------------------------------------------------------------
          Investor Class                                  $100,837,997
          ------------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Class A                                            2,988,013
          ------------------------------------------------------------
          Class B                                            2,428,329
          ------------------------------------------------------------
          Class C                                            1,864,568
          ------------------------------------------------------------
          Investor Class                                    28,232,096
          ------------------------------------------------------------
          Class A:
            Net asset value per share                     $       3.55
          ------------------------------------------------------------
            Offering price per share:
              (Net asset value of $3.55 / 94.50%)         $       3.76
          ------------------------------------------------------------
          Class B:
            Net asset value and offering price per share  $       3.54
          ------------------------------------------------------------
          Class C:
            Net asset value and offering price per share  $       3.75
          ------------------------------------------------------------
          Investor Class:
            Net asset value and offering price per share  $       3.57
          ------------------------------------------------------------

* At March 31, 2005, securities with an aggregate market value of $8,590,617 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the year ended March 31, 2005

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $38,751)                            $    986,581
----------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending
 income of $295,384 less rebates of $189,293)                                         167,725
----------------------------------------------------------------------------------------------
   Total investment income                                                          1,154,306
----------------------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                                         956,510
----------------------------------------------------------------------------------------------
Administrative services fees                                                           53,577
----------------------------------------------------------------------------------------------
Custodian fees                                                                         62,985
----------------------------------------------------------------------------------------------
Distribution fees:
 Class A                                                                               29,666
----------------------------------------------------------------------------------------------
 Class B                                                                               74,674
----------------------------------------------------------------------------------------------
 Class C                                                                               57,257
----------------------------------------------------------------------------------------------
 Investor Class                                                                       264,664
----------------------------------------------------------------------------------------------
Transfer agent fees                                                                   460,217
----------------------------------------------------------------------------------------------
Trustees' fees and retirement benefits                                                 16,202
----------------------------------------------------------------------------------------------
Professional services fees                                                            101,875
----------------------------------------------------------------------------------------------
Other                                                                                  82,971
----------------------------------------------------------------------------------------------
   Total expenses                                                                   2,160,598
----------------------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset arrangement                  (28,443)
----------------------------------------------------------------------------------------------
   Net expenses                                                                     2,132,155
----------------------------------------------------------------------------------------------
Net investment income (loss)                                                         (977,849)
----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES AND FOREIGN
 CURRENCIES:
Net realized gain from:
 Investment securities                                                             28,620,733
----------------------------------------------------------------------------------------------
 Foreign currencies                                                                    31,735
----------------------------------------------------------------------------------------------
                                                                                   28,652,468
----------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                                            (37,529,348)
----------------------------------------------------------------------------------------------
 Foreign currencies                                                                    (4,081)
----------------------------------------------------------------------------------------------
                                                                                  (37,533,429)
----------------------------------------------------------------------------------------------
Net gain (loss) from investment securities and foreign currencies                  (8,880,961)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $ (9,858,810)
----------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended March 31, 2005 and 2004

                                                        2005          2004
 ------------------------------------------------------------------------------

 OPERATIONS:
  Net investment income (loss)                      $   (977,849) $ (1,482,530)
 ------------------------------------------------------------------------------
  Net realized gain from investment securities and
    foreign currencies                                28,652,468    33,866,103
 ------------------------------------------------------------------------------
  Change in net unrealized appreciation
    (depreciation) of investment securities and
    foreign currencies                               (37,533,429)   31,004,625
 ------------------------------------------------------------------------------
    Net increase (decrease) in net assets
      resulting from operations                       (9,858,810)   63,388,198
 ------------------------------------------------------------------------------
 Distributions to shareholders from net investment
  income:
  Class A                                                (93,795)     (275,645)
 ------------------------------------------------------------------------------
  Class B                                                (73,836)     (186,558)
 ------------------------------------------------------------------------------
  Class C                                                (46,359)     (117,790)
 ------------------------------------------------------------------------------
  Investor Class                                      (1,172,562)   (4,879,235)
 ------------------------------------------------------------------------------
    Decrease in net assets resulting from
      distributions                                   (1,386,552)   (5,459,228)
 ------------------------------------------------------------------------------
 Share transactions-net:
  Class A                                              2,697,442     5,196,934
 ------------------------------------------------------------------------------
  Class B                                              2,105,942     3,070,280
 ------------------------------------------------------------------------------
  Class C                                              2,395,226     1,162,774
 ------------------------------------------------------------------------------
  Investor Class                                     (15,067,517)  (25,887,997)
 ------------------------------------------------------------------------------
    Net increase (decrease) in net assets
      resulting from share transactions               (7,868,907)  (16,458,009)
 ------------------------------------------------------------------------------
    Net increase (decrease) in net assets            (19,114,269)   41,470,961
 ------------------------------------------------------------------------------

 NET ASSETS:
  Beginning of year                                  146,147,411   104,676,450
 ------------------------------------------------------------------------------
  End of year (including undistributed net
    investment income (loss) of $(5,633,241) and
    $(4,118,693), respectively)                     $127,033,142  $146,147,411
 ------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Gold & Precious Metals Fund, formerly INVESCO Gold & Precious Metals Fund, (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth. Companies are listed in the Schedule of Investments based on the country in which they are organized.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
H. GOLD BULLION -- The Fund may invest up to 10% at the time of purchase of its total assets directly in gold bullion. The two largest national producers of gold bullion are the Republic of South Africa and the former states of the Soviet Union. International monetary and political developments such as currency devaluations, central bank movements and social and economic conditions affecting either country may have a direct impact on the gold industry. The price of gold can be subject to substantial fluctuations over short periods of time. Investments directly in gold bullion will earn no income; appreciation is the sole manner in which the Fund can realize gains on bullion investments. Gold bullion is valued based upon daily quotes provided by banks or brokers dealing in such commodities.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

         AVERAGE NET ASSETS                                       RATE
         --------------------------------------------------------------
         First $350 million                                       0.75%
         --------------------------------------------------------------
         Next $350 million                                        0.65%
         --------------------------------------------------------------
         Next $1.3 billion                                        0.55%
         --------------------------------------------------------------
         Next $2 billion                                          0.45%
         --------------------------------------------------------------
         Next $2 billion                                          0.40%
         --------------------------------------------------------------
         Next $2 billion                                         0.375%
         --------------------------------------------------------------
         Over $8 billion                                          0.35%
         --------------------------------------------------------------

  Prior to September 30, 2004, AIM had entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM paid INVESCO 40% of the fee paid by the Fund to AIM. Effective September 30, 2004, the sub-advisory agreement between AIM and INVESCO was terminated.
  AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C and Investor Class shares to 2.00%, 2.65%, 2.65% and 1.90% of average daily net assets, respectively, through March 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales;
(iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fee and/or reimburse expenses during the period under this expense limitation.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended March 31, 2005, AIM waived fees of $3,699.
  For the year ended March 31, 2005, at the request of the Trustees of the Trust, AMVESCAP agreed to reimburse $22,944 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, including legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended March 31, 2005, AIM was paid $53,577.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended March 31, 2005, the Fund paid AISI $460,217.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended March 31, 2005, the Class A, Class B, Class C and Investor Class shares paid ADI $29,666, $74,674, $57,257 and $264,664, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2005, ADI advised the Fund that it retained $19,236 in front-end sales commissions from the sale of Class A shares and $0, $35,631 and $2,704 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended March 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                            MARKET                               UNREALIZED     MARKET            REALIZED
                                            VALUE     PURCHASE     PROCEEDS     APPRECIATION    VALUE    DIVIDEND   GAIN
FUND                                       03/31/04   AT COST     FROM SALES   (DEPRECIATION)  03/31/05   INCOME   (LOSS)
--------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class* $1,440,206 $64,556,326 $(64,949,149)      $ --      $1,047,383 $61,634    $ --
--------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                            MARKET                                  UNREALIZED     MARKET            REALIZED
                                            VALUE       PURCHASE      PROCEEDS     APPRECIATION    VALUE    DIVIDEND   GAIN
FUND                                       03/31/04     AT COST      FROM SALES   (DEPRECIATION)  03/31/05  INCOME**  (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class* $23,186,632 $225,320,597 $(239,598,037)      $ --      $8,909,192 $106,091   $ --
-----------------------------------------------------------------------------------------------------------------------------
Total                                     $24,626,838 $289,876,923 $(304,547,186)      $ --      $9,956,575 $167,725   $ --
-----------------------------------------------------------------------------------------------------------------------------

* On February 25, 2005 the Premier Portfolio investments were transferred from the original share class with no name designation to newly structured share class designated as Institutional Share Class.
**Net of rebates.

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended March 31, 2005, the Fund received credits from this arrangement which resulted in the reduction of the Fund's total expenses of $1,800.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended March 31, 2005, the Fund paid legal fees of $3,815 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended March 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At March 31, 2005, securities with an aggregate value of $8,590,617 were on loan to brokers. The loans were secured by cash collateral of $8,909,192 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended March 31, 2005, the Fund received dividends on cash collateral of $106,091 for securities lending transactions, which is net of rebates.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended March 31, 2005 and 2004 was as follows:

                                                    2005       2004
         -------------------------------------------------------------
         Distributions paid from ordinary income $1,386,552 $5,459,228
         -------------------------------------------------------------

TAX COMPONENTS OF NET ASSETS:

As of March 31, 2005, the components of net assets on a tax basis were as follows:

                                                         2005
             -----------------------------------------------------
             Unrealized appreciation -- investments $   3,066,727
             -----------------------------------------------------
             Temporary book/tax differences               (22,473)
             -----------------------------------------------------
             Capital loss carryforward               (132,392,482)
             -----------------------------------------------------
             Shares of beneficial interest            256,381,370
             -----------------------------------------------------
             Total net assets                       $ 127,033,142
             -----------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(3,242).
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses, certain corporation actions and mark to market of certain passive foreign investment companies.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $28,089,019 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of March 31, 2005 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 March 31, 2006                  $ 62,921,708
                 ---------------------------------------------
                 March 31, 2007                    30,924,521
                 ---------------------------------------------
                 March 31, 2009                    37,453,344
                 ---------------------------------------------
                 March 31, 2010                     1,092,909
                 ---------------------------------------------
                 Total capital loss carryforward $132,392,482
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended March 31, 2005 was $64,018,416 and $73,585,029, respectively.
  At the request of the Trustees, AIM recovered third party research credits during the year ended March 31, 2005, in the amount of $15,226. These research credits were recorded as realized gains.

                    UNREALIZED APPRECIATION (DEPRECIATION) OF
                      INVESTMENT SECURITIES ON A TAX BASIS
---------------------------------------------------------------------------------
Aggregate unrealized appreciation of:
  Investment securities                                             $ 12,024,483
---------------------------------------------------------------------------------
  Gold Bullion                                                         2,154,071
---------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (11,108,585)
---------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment securities $  3,069,969
---------------------------------------------------------------------------------

Cost of investments for tax purposes is $128,842,189.
Cost of Gold Bullion for tax purposes is $4,266,032.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of passive foreign investment companies, net operating losses, foreign currency transactions and expenses related to the plan of reorganization, on March 31, 2005, undistributed net investment income (loss) was increased by $849,853, undistributed net realized gain (loss) decreased by $486,916 and shares of beneficial interest decreased by $362,937. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                       CHANGES IN SHARES OUTSTANDING/(a)/
----------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED MARCH 31,
                                                          -----------------------------------------------------
                                                                     2005                       2004
                                                          -------------------------  --------------------------
                                                             SHARES       AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                   3,288,755  $ 11,829,894    4,367,454  $  14,190,104
----------------------------------------------------------------------------------------------------------------
  Class B                                                   1,946,374     6,878,345    1,695,415      5,884,727
----------------------------------------------------------------------------------------------------------------
  Class C                                                   1,718,862     6,596,274    3,460,076     11,274,482
----------------------------------------------------------------------------------------------------------------
  Investor Class                                            6,331,925    22,395,640   41,101,369    125,772,587
----------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                      24,681        88,604       55,772        209,700
----------------------------------------------------------------------------------------------------------------
  Class B                                                      17,083        61,330       48,308        182,118
----------------------------------------------------------------------------------------------------------------
  Class C                                                      11,479        43,618       28,837        115,049
----------------------------------------------------------------------------------------------------------------
  Investor Class                                              311,578     1,124,797    1,247,840      4,716,834
----------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                      48,957       173,885       19,727         74,538
----------------------------------------------------------------------------------------------------------------
  Class B                                                     (48,993)     (173,885)     (19,691)       (74,538)
----------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                  (2,693,506)   (9,394,941)  (2,757,263)    (9,277,408)
----------------------------------------------------------------------------------------------------------------
  Class B                                                  (1,328,313)   (4,659,848)    (850,768)    (2,922,027)
----------------------------------------------------------------------------------------------------------------
  Class C                                                  (1,154,957)   (4,244,666)  (3,176,408)   (10,226,757)
----------------------------------------------------------------------------------------------------------------
  Investor Class                                          (11,007,214)  (38,587,954) (50,814,398)  (156,377,418)
----------------------------------------------------------------------------------------------------------------
                                                           (2,533,289) $ (7,868,907)  (5,593,730) $ (16,458,009)
----------------------------------------------------------------------------------------------------------------

/(a)/There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 17% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                   CLASS A
                                                                   ------------------------------
                                                                            YEAR ENDED MARCH 31,
                                                                   ------------------------------
                                                                        2005        2004        2003
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  3.81        $ 2.39   $ 2.29
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.03)/(a)/   (0.01)   (0.02)/(a)(b)/
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    (0.20)         1.56     0.12
----------------------------------------------------------------------------------------------------------
    Total from investment operations                                 (0.23)         1.55     0.10
----------------------------------------------------------------------------------------------------------
Less dividends from net investment income                            (0.03)        (0.13)      --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  3.55        $ 3.81   $ 2.39
----------------------------------------------------------------------------------------------------------
Total return/(c)/                                                    (5.89)%       65.02%    4.37%
----------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $10,609        $8,844   $1,514
----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.69%/(d)/    2.13%    2.09%
----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.71%/(d)/    2.13%    2.11%
----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.78)%/(d)/  (1.29)%  (1.09)%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 51%           48%      84%
----------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.02) for the year ended March 31, 2003.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $8,475,956.

                                                                                   CLASS B
                                                                   -------------------------------
                                                                             YEAR ENDED MARCH 31,
                                                                   -------------------------------
                                                                        2005         2004        2003
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 3.82          $ 2.39   $ 2.29
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.05)/(a)/     (0.01)   (0.02)/(a)(b)/
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)   (0.20)           1.57     0.12
-----------------------------------------------------------------------------------------------------------
    Total from investment operations                                (0.25)           1.56     0.10
-----------------------------------------------------------------------------------------------------------
Less dividends from net investment income                           (0.03)          (0.13)      --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 3.54          $ 3.82   $ 2.39
-----------------------------------------------------------------------------------------------------------
Total return/(c)/                                                   (6.48)%         65.26%    4.37%
-----------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $8,593          $7,042   $2,315
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              2.34%/(d)(e)/   2.28%    2.18%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets         (1.43)%/(d)/    (1.44)%  (1.12)%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                51%             48%      84%
-----------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.02) for the year ended March 31, 2003.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $7,467,379.
/(e)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.36%.

                                                                                                CLASS C
                                                                   --------------------------------------------------
                                                                                          YEAR ENDED MARCH 31,
                                                                   --------------------------------------------------
                                                                        2005         2004       2003         2002
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 4.04          $ 2.52   $ 2.42       $ 1.53
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.05)/(a)/     (0.04)   (0.00)/(b)/  (0.07)/(b)/
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)   (0.22)           1.67     0.10         0.96
----------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                (0.27)           1.63     0.10         0.89
----------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                           (0.02)          (0.11)      --           --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 3.75          $ 4.04   $ 2.52       $ 2.42
----------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                   (6.58)%         64.70%    4.13%       58.17%
----------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $6,993          $5,208   $2,459       $  515
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              2.34%/(d)(e)/   2.69%    2.65%        3.33%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets         (1.43)%/(d)/    (1.85)%  (1.60)%      (1.67)%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                51%             48%      84%          46%
----------------------------------------------------------------------------------------------------------------------

                                                                   -------

                                                                   -------
                                                                        2001
----------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 1.60
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.01)/(a)(b)/
----------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)   (0.02)
----------------------------------------------------------------------------------
    Total from investment operations                                (0.03)
----------------------------------------------------------------------------------
Less dividends from net investment income                           (0.04)
----------------------------------------------------------------------------------
Net asset value, end of period                                     $ 1.53
----------------------------------------------------------------------------------
Total return/(c)/                                                   (1.95)%
----------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $   57
----------------------------------------------------------------------------------
Ratio of expenses to average net assets                              3.38%
----------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets         (1.41)%
----------------------------------------------------------------------------------
Portfolio turnover rate                                                90%
----------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.04), $(0.07) and $(0.01) for the years ended March 31, 2003, 2002 and 2001.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $5,725,666.
/(e)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.36%.

                                                              INVESTOR CLASS
                               --------------------------------------------------------------------
                                                           YEAR ENDED MARCH 31,
                               --------------------------------------------------------------------
                                     2005           2004          2003            2002            2001
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                        $   3.84          $   2.40   $  2.29          $   1.43       $  1.60
------------------------------------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income (loss)     (0.02)/(a)/       (0.05)    (0.02)/(a)(b)/    (0.01)/(b)/   (0.01)/(a)(b)/
------------------------------------------------------------------------------------------------------------
 Net gains (losses) on
   securities (both realized
   and unrealized)                (0.21)             1.63      0.13              0.87         (0.12)
------------------------------------------------------------------------------------------------------------
   Total from investment
     operations                   (0.23)             1.58      0.11              0.86         (0.13)
------------------------------------------------------------------------------------------------------------
Less dividends from net
 investment income                (0.04)            (0.14)       --                --         (0.04)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period $   3.57          $   3.84   $  2.40          $   2.29       $  1.43
------------------------------------------------------------------------------------------------------------
Total return/(c)/                 (6.00)%           65.92%     4.80%            60.14%        (8.38)%
------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)                $100,838          $125,053   $98,388          $104,831       $64,429
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 net assets                        1.59%/(d)(e)/     1.93%     1.88%             2.10%         2.34%
------------------------------------------------------------------------------------------------------------
Ratio of net investment
 income (loss) to average net
 assets                           (0.68)%/(d)/      (1.09)%   (0.79)%           (0.80)%       (0.99)%
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate              51%               48%       84%               46%           90%
------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.02), $(0.01) and $(0.01) for the years ended March 31, 2003, 2002 and 2001.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
/(d)/Ratios are based on average daily net assets of $105,865,709.
/(e)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.61%.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement fund will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement fund by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The IFG and AIM settlement funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading. The settlement funds will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, not to increase certain management fees and to provide more information to investors regarding fees.
  Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

  Pending Regulatory Civil Action Alleging Market Timing

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.
  If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in two of the underlying lawsuits continue to seek remand of their lawsuit to state court.

  Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. Based on a recent court decision, the state court action has been removed to Federal court.

  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division and subsequently consolidated for pre-trial purposes into one lawsuit.

  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. These actions have been consolidated for pre-trial purposes.

  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Leisure Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Leisure Fund, formerly known as INVESCO Leisure Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

May 20, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS
March 31, 2005

                                                                    MARKET
                                                        SHARES      VALUE
 -----------------------------------------------------------------------------
 DOMESTIC COMMON STOCKS & OTHER
  EQUITY INTERESTS-77.85%

 ADVERTISING-7.32%
 Harte-Hanks, Inc.                                       268,550 $   7,401,238
 -----------------------------------------------------------------------------
 Omnicom Group Inc.                                      666,100    58,963,172
 -----------------------------------------------------------------------------
                                                                    66,364,410
 -----------------------------------------------------------------------------

 APPAREL, ACCESSORIES & LUXURY
  GOODS-2.85%
 Carter's, Inc./(a)/                                      62,400     2,480,400
 -----------------------------------------------------------------------------
 Columbia Sportswear Co./(a)/                             94,100     5,008,943
 -----------------------------------------------------------------------------
 Polo Ralph Lauren Corp.                                 472,400    18,329,120
 -----------------------------------------------------------------------------
                                                                    25,818,463
 -----------------------------------------------------------------------------

 BREWERS-1.82%
 Anheuser-Busch Cos., Inc.                               349,000    16,539,110
 -----------------------------------------------------------------------------

 BROADCASTING & CABLE TV-16.43%
 Cablevision Systems Corp.-New York Group-Class A/(a)/ 1,256,593    35,247,434
 -----------------------------------------------------------------------------
 Clear Channel Communications, Inc.                      294,249    10,142,763
 -----------------------------------------------------------------------------
 Comcast Corp. -- Class A/(a)/                           467,200    15,782,016
 -----------------------------------------------------------------------------
 DIRECTV Group, Inc. (The)/(a)/                          154,823     2,232,548
 -----------------------------------------------------------------------------
 EchoStar Communications Corp. -- Class A                395,085    11,556,236
 -----------------------------------------------------------------------------
 Gray Television, Inc.                                   640,100     9,262,247
 -----------------------------------------------------------------------------
 Liberty Media Corp. -- Class A/(a)/                   3,056,389    31,694,754
 -----------------------------------------------------------------------------
 Liberty Media Corp. -- Class B/(a)/                     179,925     1,905,406
 -----------------------------------------------------------------------------
 Liberty Media International, Inc. -- Class A/(a)/       153,689     6,722,357
 -----------------------------------------------------------------------------
 NTL Inc./(a)/                                            63,100     4,017,577
 -----------------------------------------------------------------------------
 Scripps Co. (E.W.) (The) -- Class A                     168,600     8,219,250
 -----------------------------------------------------------------------------
 Sinclair Broadcast Group, Inc. -- Class A               581,200     4,667,036
 -----------------------------------------------------------------------------
 Spanish Broadcasting System, Inc. -- Class A/(a)/       271,200     2,782,512
 -----------------------------------------------------------------------------
 Univision Communications Inc. -- Class A/(a)/           174,300     4,826,367
 -----------------------------------------------------------------------------
                                                                   149,058,503
 -----------------------------------------------------------------------------

 CASINOS & GAMING-12.01%
 Aztar Corp./(a)/                                        132,900     3,795,624
 -----------------------------------------------------------------------------
 Harrah's Entertainment, Inc.                            838,500    54,150,330
 -----------------------------------------------------------------------------
 International Game Technology                         1,001,000    26,686,660
 -----------------------------------------------------------------------------
 Mandalay Resort Group                                    61,300     4,321,037
 -----------------------------------------------------------------------------
 MGM MIRAGE/(a)/                                         119,816     8,485,369
 -----------------------------------------------------------------------------
 Wynn Resorts, Ltd./(a)/                                 169,200    11,461,608
 -----------------------------------------------------------------------------
                                                                   108,900,628
 -----------------------------------------------------------------------------

 DIVERSIFIED COMMERCIAL SERVICES-1.45%
 Cendant Corp.                                           642,400    13,194,896
 -----------------------------------------------------------------------------

 FOOTWEAR-0.69%
 NIKE, Inc. -- Class B                                    75,000     6,248,250
 -----------------------------------------------------------------------------

                                                                 MARKET
                                                     SHARES      VALUE
     ----------------------------------------------------------------------

     GENERAL MERCHANDISE STORES-0.94%
     Target Corp.                                     169,700 $   8,488,394
     ----------------------------------------------------------------------

     HOME ENTERTAINMENT SOFTWARE-0.37%
     Electronic Arts Inc./(a)/                         64,000     3,313,920
     ----------------------------------------------------------------------

     HOTELS, RESORTS & CRUISE LINES-6.38%
     Hilton Hotels Corp.                              680,750    15,214,763
     ----------------------------------------------------------------------
     Marriott International, Inc. -- Class A          241,000    16,113,260
     ----------------------------------------------------------------------
     Starwood Hotels & Resorts Worldwide, Inc./(b)/   442,660    26,572,880
     ----------------------------------------------------------------------
                                                                 57,900,903
     ----------------------------------------------------------------------

     INTERNET RETAIL-0.70%
     IAC/InterActiveCorp/(a)/                         286,700     6,384,809
     ----------------------------------------------------------------------

     INTERNET SOFTWARE & SERVICES-1.30%
     Yahoo! Inc./(a)/                                 348,900    11,827,710
     ----------------------------------------------------------------------

     INVESTMENT COMPANIES-EXCHANGE TRADED
      FUNDS-2.88%
     iShares Russell 3000 Index Fund                  135,100     9,092,230
     ----------------------------------------------------------------------
     iShares S&P 500 Index Fund                        68,100     8,024,904
     ----------------------------------------------------------------------
     S&P 500 Depositary Receipts Trust-Series 1        76,700     9,050,600
     ----------------------------------------------------------------------
                                                                 26,167,734
     ----------------------------------------------------------------------

     LEISURE FACILITIES-0.34%
     Cedar Fair, L.P./(c)/                             97,800     3,077,766
     ----------------------------------------------------------------------

     LEISURE PRODUCTS-1.65%
     Hasbro, Inc.                                     352,100     7,200,445
     ----------------------------------------------------------------------
     Marvel Enterprises, Inc./(a)/                    117,800     2,356,000
     ----------------------------------------------------------------------
     Mattel, Inc.                                     252,600     5,393,010
     ----------------------------------------------------------------------
                                                                 14,949,455
     ----------------------------------------------------------------------

     MOTORCYCLE MANUFACTURERS-0.21%
     Harley-Davidson, Inc.                             33,100     1,911,856
     ----------------------------------------------------------------------

     MOVIES & ENTERTAINMENT-9.86%
     Metro-Goldwyn-Mayer Inc./(a)/                    365,934     4,372,911
     ----------------------------------------------------------------------
     News Corp. -- Class A                          2,030,994    34,364,418
     ----------------------------------------------------------------------
     Pixar/(a)/                                        39,100     3,814,205
     ----------------------------------------------------------------------
     Regal Entertainment Group -- Class A             174,900     3,678,147
     ----------------------------------------------------------------------
     Time Warner Inc./(a)/                          1,214,800    21,319,740
     ----------------------------------------------------------------------
     Viacom Inc. -- Class A                           150,400     5,270,016
     ----------------------------------------------------------------------
     Viacom Inc. -- Class B                           153,400     5,342,922
     ----------------------------------------------------------------------
     Walt Disney Co. (The)                            390,999    11,233,401
     ----------------------------------------------------------------------
                                                                 89,395,760
     ----------------------------------------------------------------------

     PERSONAL PRODUCTS-0.46%
     NBTY, Inc./(a)/                                  165,300     4,147,377
     ----------------------------------------------------------------------

                                                                    MARKET
                                                         SHARES     VALUE
 -----------------------------------------------------------------------------

 PUBLISHING-7.54%
 Belo Corp. -- Class A                                   360,000 $   8,690,400
 -----------------------------------------------------------------------------
 Gannett Co., Inc.                                       151,300    11,964,804
 -----------------------------------------------------------------------------
 Knight-Ridder, Inc.                                     232,800    15,655,800
 -----------------------------------------------------------------------------
 McClatchy Co. (The) -- Class A                          161,500    11,976,840
 -----------------------------------------------------------------------------
 McGraw-Hill Cos., Inc. (The)                             85,700     7,477,325
 -----------------------------------------------------------------------------
 Tribune Co.                                             316,000    12,598,920
 -----------------------------------------------------------------------------
                                                                    68,364,089
 -----------------------------------------------------------------------------

 RESTAURANTS-2.35%
 CBRL Group, Inc.                                        345,200    14,256,760
 -----------------------------------------------------------------------------
 Yum! Brands, Inc.                                       136,900     7,092,789
 -----------------------------------------------------------------------------
                                                                    21,349,549
 -----------------------------------------------------------------------------

 SPECIALTY STORES-0.30%
 PETsMART, Inc.                                           93,300     2,682,375
 -----------------------------------------------------------------------------
     Total Domestic Common Stocks & Other
      Equity Interests (Cost $469,071,329)                         706,085,957
 -----------------------------------------------------------------------------
 FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-19.70%

 BELGIUM-3.93%
 Compagnie Nationale a Portefeuille (Multi-Sector
  Holdings)/(d)/                                          10,900     2,460,479
 -----------------------------------------------------------------------------
 Groupe Bruxelles Lambert S.A. (Multi-Sector
  Holdings)/(c)(d)/                                      309,400    28,195,826
 -----------------------------------------------------------------------------
 InBev N.V. (Brewers)/(d)/                               142,235     4,982,665
 -----------------------------------------------------------------------------
                                                                    35,638,970
 -----------------------------------------------------------------------------

 BRAZIL-0.70%
 Companhia de Bebidas das Americas-ADR (Brewers)         219,100     6,329,799
 -----------------------------------------------------------------------------

 CANADA-0.79%
 Intrawest Corp. (Hotels, Resorts & Cruise Lines)        375,280     7,179,106
 -----------------------------------------------------------------------------

 DENMARK-0.96%
 Carlsberg A.S.-Class B (Brewers)/(c)(d)/                176,400     8,739,016
 -----------------------------------------------------------------------------

 FRANCE-2.06%
 Accor S.A. (Hotels, Resorts & Cruise Lines)/(d)/        249,000    12,187,698
 -----------------------------------------------------------------------------
 JC Decaux S.A. (Advertising)/(a)(d)/                    238,000     6,487,983
 -----------------------------------------------------------------------------
                                                                    18,675,681
 -----------------------------------------------------------------------------

 HONG KONG-0.17%
 Television Broadcasts Ltd.-ADR (Broadcasting &
  Cable TV)/(e)/                                         154,500     1,557,020
 -----------------------------------------------------------------------------

 JAPAN-0.35%
 Jupiter Telecommunications Co., Ltd. (Broadcasting &
  Cable TV) (Acquired 03/14/2005; Cost $320,646)/(a)(f)/     417       332,480
 -----------------------------------------------------------------------------
 Sony Corp.-ADR (Consumer Electronics)                    70,100     2,805,402
 -----------------------------------------------------------------------------
                                                                     3,137,882
 -----------------------------------------------------------------------------

                                                                         MARKET
                                                            SHARES       VALUE
-----------------------------------------------------------------------------------

LIBERIA-1.10%
Royal Caribbean Cruises Ltd. (Hotels, Resorts & Cruise
 Lines)                                                      223,544 $   9,990,181
-----------------------------------------------------------------------------------

NETHERLANDS-1.20%
Jetix Europe N.V. (Broadcasting & Cable TV)/(a)(d)/          604,143    10,908,432
-----------------------------------------------------------------------------------

PANAMA-2.00%
Carnival Corp. (Hotels, Resorts & Cruise Lines)              350,000    18,133,500
-----------------------------------------------------------------------------------

SPAIN-0.59%
NH Hoteles, S.A. (Hotels, Resorts & Cruise Lines)/(c)(d)/    418,600     5,381,697
-----------------------------------------------------------------------------------

SWITZERLAND-1.58%
Compagnie Financiere Richemont A.G. -- Class A
 (Apparel, Accessories & Luxury Goods)/(d)/                  214,700     6,746,839
-----------------------------------------------------------------------------------
Pargesa Holding A.G. -- Class B (Multi-Sector
 Holdings)/(d)/                                                1,984     7,544,686
-----------------------------------------------------------------------------------
                                                                        14,291,525
-----------------------------------------------------------------------------------

UNITED KINGDOM-4.27%
Allied Domecq PLC (Distillers & Vintners)/(d)/             1,905,220    19,207,936
-----------------------------------------------------------------------------------
Diageo PLC (Distillers & Vintners)/(d)/                      399,300     5,633,897
-----------------------------------------------------------------------------------
WPP Group PLC (Advertising)/(d)/                           1,221,530    13,888,544
-----------------------------------------------------------------------------------
                                                                        38,730,377
-----------------------------------------------------------------------------------
    Total Foreign Stocks & Other Equity Interests
     (Cost $120,459,684)                                               178,693,186
-----------------------------------------------------------------------------------
MONEY MARKET FUNDS-2.72%
Premier Portfolio-Institutional Class
 (Cost $24,712,532)/(g)/                                  24,712,532    24,712,532
-----------------------------------------------------------------------------------
TOTAL INVESTMENTS-100.27% (excluding
 investments purchased with cash collateral from
 securities loaned) (Cost $614,243,545)                                909,491,675
-----------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH
 COLLATERAL FROM SECURITIES LOANED

MONEY MARKET FUNDS-2.91%
Premier Portfolio-Institutional Class/(g)(h)/             26,348,886    26,348,886
-----------------------------------------------------------------------------------
    Total Money Market Funds (purchased with cash
     collateral from securities loaned)
     (Cost $26,348,886)                                                 26,348,886
-----------------------------------------------------------------------------------
TOTAL INVESTMENTS-103.18% (Cost $640,592,431)                          935,840,561
-----------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(3.18%)                                  (28,851,007)
-----------------------------------------------------------------------------------
NET ASSETS-100.00%                                                   $ 906,989,554
-----------------------------------------------------------------------------------

Investment Abbreviations:
ADR- American Depositary Receipt
Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/Each unit represents one common share and one Class B share.
/(c)/All or a portion of this security has been pledged as collateral for securities lending transactions at March 31, 2005.
/(d)/In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at March 31, 2005 was $132,365,698, which represented 14.14% of the Fund's Total Investments. See Note 1A.
/(e)/In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The market value of this security at March 31, 2005 represented 0.17% of the Fund's Total Investments. See Note 1A.
/(f)/Security not registered under the Securities Act of 1933, as amended
     (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of this security. The market value of this security at March 31, 2005 represented 0.04% of the Fund's Net Assets. This security is not considered to be illiquid.
/(g)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(h)/The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.


See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2005

ASSETS:
Investments, at market value (cost $589,531,013)*                      $884,779,143
------------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $51,061,418)          51,061,418
------------------------------------------------------------------------------------
    Total investments (cost $640,592,431)                               935,840,561
------------------------------------------------------------------------------------
Foreign currencies, at market value (cost $123,693)                         122,075
------------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                        1,891,930
------------------------------------------------------------------------------------
  Dividends                                                                 745,836
------------------------------------------------------------------------------------
  Collateral for securities lending*                                      1,023,023
------------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans            72,586
------------------------------------------------------------------------------------
Other assets                                                                 36,291
------------------------------------------------------------------------------------
    Total assets                                                        939,732,302
------------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Investments purchased                                                   2,714,601
------------------------------------------------------------------------------------
  Fund shares reacquired                                                  1,894,533
------------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                         98,406
------------------------------------------------------------------------------------
  Collateral upon return of securities loaned                            27,371,909
------------------------------------------------------------------------------------
Accrued distribution fees                                                   248,756
------------------------------------------------------------------------------------
Accrued trustees' fees                                                        4,917
------------------------------------------------------------------------------------
Accrued transfer agent fees                                                 314,050
------------------------------------------------------------------------------------
Accrued operating expenses                                                   95,576
------------------------------------------------------------------------------------
    Total liabilities                                                    32,742,748
------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                            $906,989,554
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                          $613,608,174
------------------------------------------------------------------------------------
Undistributed net investment income (loss)                               (9,330,263)
------------------------------------------------------------------------------------
Undistributed net realized gain from investment securities and foreign
 currencies                                                               7,462,130
------------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                             295,249,513
------------------------------------------------------------------------------------
                                                                       $906,989,554
------------------------------------------------------------------------------------

          NET ASSETS:
          Class A                                         $ 87,068,297
          ------------------------------------------------------------
          Class B                                         $ 28,776,063
          ------------------------------------------------------------
          Class C                                         $ 29,706,432
          ------------------------------------------------------------
          Class K                                         $101,461,194
          ------------------------------------------------------------
          Investor Class                                  $659,977,568
          ------------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Class A                                            1,908,899
          ------------------------------------------------------------
          Class B                                              641,474
          ------------------------------------------------------------
          Class C                                              677,963
          ------------------------------------------------------------
          Class K                                            2,250,142
          ------------------------------------------------------------
          Investor Class                                    14,491,384
          ------------------------------------------------------------
          Class A :
            Net asset value per share                     $      45.61
          ------------------------------------------------------------
            Offering price per share:
              (Net asset value of $45.61 / 94.50%)        $      48.26
          ------------------------------------------------------------
          Class B :
            Net asset value and offering price per share  $      44.86
          ------------------------------------------------------------
          Class C :
            Net asset value and offering price per share  $      43.82
          ------------------------------------------------------------
          Class K :
            Net asset value and offering price per share  $      45.09
          ------------------------------------------------------------
          Investor Class:
            Net asset value and offering price per share  $      45.54
          ------------------------------------------------------------

* At March 31, 2005, securities with an aggregate market value of $26,380,814 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the year ended March 31, 2005

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $270,363)                                    $11,347,526
------------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds                                                  305,201
------------------------------------------------------------------------------------------------------
Securities lending (includes $144,637 from investments in affiliated money market funds)*     150,107
------------------------------------------------------------------------------------------------------
    Total investment income                                                                11,802,834
------------------------------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                                               5,986,641
------------------------------------------------------------------------------------------------------
Administrative services fees                                                                  289,567
------------------------------------------------------------------------------------------------------
Custodian fees                                                                                190,321
------------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                     251,928
------------------------------------------------------------------------------------------------------
  Class B                                                                                     221,073
------------------------------------------------------------------------------------------------------
  Class C                                                                                     279,515
------------------------------------------------------------------------------------------------------
  Class K                                                                                     501,318
------------------------------------------------------------------------------------------------------
  Investor Class                                                                            1,660,322
------------------------------------------------------------------------------------------------------
Transfer agent fees                                                                         2,679,680
------------------------------------------------------------------------------------------------------
Trustees' fees and retirement benefits                                                         36,321
------------------------------------------------------------------------------------------------------
Other                                                                                         540,167
------------------------------------------------------------------------------------------------------
    Total expenses                                                                         12,636,853
------------------------------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset arrangements                        (117,957)
------------------------------------------------------------------------------------------------------
    Net expenses                                                                           12,518,896
------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                 (716,062)
------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
Net realized gain (loss) from:
  Investment securities                                                                    51,353,025
------------------------------------------------------------------------------------------------------
  Foreign currencies                                                                          (69,508)
------------------------------------------------------------------------------------------------------
                                                                                           51,283,517
------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                                                                     9,880,667
------------------------------------------------------------------------------------------------------
  Foreign currencies                                                                            6,912
------------------------------------------------------------------------------------------------------
                                                                                            9,887,579
------------------------------------------------------------------------------------------------------
Net gain from investment securities and foreign currencies                                 61,171,096
------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      $60,455,034
------------------------------------------------------------------------------------------------------

* Net of rebates of $490,205.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended March 31, 2005 and 2004

                                                                                               2005          2004
----------------------------------------------------------------------------------------------------------------------

OPERATIONS:
 Net investment income (loss)                                                              $   (716,062) $ (4,125,861)
----------------------------------------------------------------------------------------------------------------------
 Net realized gain from investment securities and foreign currencies                         51,283,517    33,634,980
----------------------------------------------------------------------------------------------------------------------
 Change in net unrealized appreciation of investment securities and foreign currencies        9,887,579   230,311,216
----------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                                      60,455,034   259,820,335
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
 Class A                                                                                       (527,790)           --
----------------------------------------------------------------------------------------------------------------------
 Class B                                                                                        (65,995)           --
----------------------------------------------------------------------------------------------------------------------
 Class C                                                                                        (81,397)           --
----------------------------------------------------------------------------------------------------------------------
 Class K                                                                                       (741,168)           --
----------------------------------------------------------------------------------------------------------------------
 Investor Class                                                                              (5,286,809)           --
----------------------------------------------------------------------------------------------------------------------
   Total distributions from net investment income                                            (6,703,159)           --
----------------------------------------------------------------------------------------------------------------------
Share transactions-net:
 Class A                                                                                     16,189,948    25,316,369
----------------------------------------------------------------------------------------------------------------------
 Class B                                                                                      8,541,533     6,541,717
----------------------------------------------------------------------------------------------------------------------
 Class C                                                                                       (266,170)    3,227,454
----------------------------------------------------------------------------------------------------------------------
 Class K                                                                                    (22,985,488)   21,337,946
----------------------------------------------------------------------------------------------------------------------
 Investor Class                                                                             (82,709,983)  (38,559,711)
----------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from share transactions                  (81,230,160)   17,863,775
----------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                                                    (27,478,285)  277,684,110
----------------------------------------------------------------------------------------------------------------------

NET ASSETS:
 Beginning of year                                                                          934,467,839   656,783,729
----------------------------------------------------------------------------------------------------------------------
 End of year (including undistributed net investment income (loss) of $(9,330,263) and
   $(2,657,921), respectively)                                                             $906,989,554  $934,467,839
----------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Leisure Fund, formerly INVESCO Leisure Fund, (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

                           AVERAGE NET ASSETS  RATE
                           -------------------------
                           First $350 million  0.75%
                           -------------------------
                           Next $350 million   0.65%
                           -------------------------
                           Next $1.3 billion   0.55%
                           -------------------------
                           Next $2 billion     0.45%
                           -------------------------
                           Next $2 billion     0.40%
                           -------------------------
                           Next $2 billion    0.375%
                           -------------------------
                           Over $8 billion     0.35%
                           -------------------------

  Prior to September 30, 2004, AIM had entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM paid INVESCO
40% of the fee paid by the Fund to AIM. Effective September 30, 2004, the sub-advisory agreement between AIM and INVESCO was terminated.
  AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 1.50%, 2.15%, 2.15%, 1.60% and 1.40% of average daily net assets, respectively. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 2.00%, 2.65%, 2.65%, 2.10% and 1.90% of average daily net assets, respectively, through March 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended March 31, 2005, AIM waived fees of $11,083.
  For the year ended March 31, 2005, at the request of the Trustees of the Trust, AMVESCAP agreed to reimburse $94,499 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, including legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended March 31, 2005, AIM was paid $289,567.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended March
31, 2005, the Fund paid AISI $2,679,680.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class
B, Class C, Class K and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class K and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.45% of the average daily net assets of Class K shares and 0.25% of the average daily net assets of Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class K or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended March 31, 2005, the Class A, Class B, Class C, Class K and Investor Class shares paid ADI $251,928, $221,073, $279,515, $501,318 and $1,660,322, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2005, ADI advised the Fund that it retained $46,679 in front-end sales commissions from the sale of Class A shares and $49, $13,340, $4,960 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the year ended March 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                       PROCEEDS      UNREALIZED                         REALIZED
                                          MARKET VALUE  PURCHASES        FROM       APPRECIATION  MARKET VALUE DIVIDEND   GAIN
FUND                                        03/31/04     AT COST        SALES      (DEPRECIATION)   03/31/05    INCOME   (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class* $15,887,810  $134,597,209 $(125,772,487)      $--       $24,712,532  $305,201   $--
--------------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                       PROCEEDS      UNREALIZED                         REALIZED
                                          MARKET VALUE  PURCHASES        FROM       APPRECIATION  MARKET VALUE DIVIDEND   GAIN
FUND                                        03/31/04     AT COST        SALES      (DEPRECIATION)   03/31/05   INCOME**  (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class* $13,629,807  $364,709,563 $(351,990,484)      $--       $26,348,886  $144,637   $--
--------------------------------------------------------------------------------------------------------------------------------
Total                                     $29,517,617  $516,008,075 $(494,464,274)      $--       $51,061,418  $449,838   $--
--------------------------------------------------------------------------------------------------------------------------------

* On February 25, 2005, the Premier Portfolio investments were transferred from the original share class with no name designation to the newly structured share class designated as Institutional Class.
**Net of rebates.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended March 31, 2005, the Fund engaged in purchases and sales of securities of $0 and $2,196,180, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended March 31, 2005, the Fund received credits from these arrangements which resulted in the reduction of the Fund's total expenses of $12,375.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended March 31, 2005, the Fund paid legal fees of $6,362 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended March 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At March 31, 2005, securities with an aggregate value of $26,380,814 were on loan to brokers. The loans were secured by cash collateral of $26,348,886 received by the Fund and subsequently invested in an affiliated money market fund and by non-cash collateral of $1,023,023 received by the Fund, consisting of U.S. Treasury Securities. For the year ended March 31, 2005, the Fund received dividends on cash collateral of $144,637 and non-cash collateral of $5,470 for securities lending transactions, which are net of rebates.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended March 31, 2005 and 2004 was as follows:

                                                    2005       2004
         --------------------------------------------------------------
         Distributions paid from ordinary income $6,703,159          --
         --------------------------------------------------------------

TAX COMPONENTS OF NET ASSETS:

As of March 31, 2005, the components of net assets on a tax basis were as follows:

                                                         2005
              ----------------------------------------------------
              Undistributed ordinary income          $  5,909,167
              ----------------------------------------------------
              Undistributed long-term gain              7,473,574
              ----------------------------------------------------
              Unrealized appreciation -- investments  280,057,311
              ----------------------------------------------------
              Temporary book/tax differences              (58,672)
              ----------------------------------------------------
              Shares of beneficial interest           613,608,174
              ----------------------------------------------------
              Total net assets                       $906,989,554
              ----------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, the recognition of income on certain foreign passive investment companies, and partnership basis adjustments. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $1,383.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $42,488,737 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has no capital loss carryforward as of March 31, 2005.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended March 31, 2005 was $73,161,578 and $162,116,083, respectively.
  At the request of the Trustees, AIM recovered third party research credits during the year ended March 31, 2005, in the amount of $11,008. These research credits were recorded as realized gains.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                      INVESTMENT SECURITIES ON A TAX BASIS
   --------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $286,690,183
   --------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities   (6,634,255)
   --------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $280,055,928
   --------------------------------------------------------------------------

Cost of investments for tax purposes is $655,784,633.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, expenses related to the plan of reorganization, excise taxes, partnership investments, passive foreign investment companies and net operating losses, on March 31, 2005, undistributed net investment income was increased by $746,879, undistributed net realized gain (loss) decreased by $2,099,938 and shares of beneficial interest increased by $1,353,059. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                      CHANGES IN SHARES OUTSTANDING/(a)/
---------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED MARCH 31,
                                                          ----------------------------------------------------
                                                                     2005                       2004
                                                          -------------------------  -------------------------
                                                            SHARES        AMOUNT       SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                    793,522  $  34,832,067   1,038,600  $  39,702,454
---------------------------------------------------------------------------------------------------------------
  Class B                                                    261,051     11,331,283     205,586      7,697,888
---------------------------------------------------------------------------------------------------------------
  Class C                                                    173,013      7,308,032     492,448     17,249,269
---------------------------------------------------------------------------------------------------------------
  Class K                                                    323,100     13,842,382     943,723     34,677,978
---------------------------------------------------------------------------------------------------------------
  Investor Class                                           1,793,600     78,195,458   3,598,920    135,515,899
---------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                     10,802        494,402          --             --
---------------------------------------------------------------------------------------------------------------
  Class B                                                      1,313         59,192          --             --
---------------------------------------------------------------------------------------------------------------
  Class C                                                      1,538         67,727          --             --
---------------------------------------------------------------------------------------------------------------
  Class K                                                     16,282        736,909          --             --
---------------------------------------------------------------------------------------------------------------
  Investor Class                                             112,325      5,130,605          --             --
---------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                      3,955        172,948         583         23,845
---------------------------------------------------------------------------------------------------------------
  Class B                                                     (4,023)      (172,948)       (591)       (23,845)
---------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                   (452,330)   (19,309,469)   (366,379)   (14,409,930)
---------------------------------------------------------------------------------------------------------------
  Class B                                                    (62,523)    (2,675,994)    (29,116)    (1,132,326)
---------------------------------------------------------------------------------------------------------------
  Class C                                                   (184,864)    (7,641,929)   (396,440)   (14,021,815)
---------------------------------------------------------------------------------------------------------------
  Class K                                                   (870,192)   (37,564,779)   (357,595)   (13,340,032)
---------------------------------------------------------------------------------------------------------------
  Investor Class                                          (3,857,390)  (166,036,046) (4,547,447)  (174,075,610)
---------------------------------------------------------------------------------------------------------------
                                                          (1,940,821) $ (81,230,160)    582,292  $  17,863,775
---------------------------------------------------------------------------------------------------------------

/(a)/There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 32% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund share. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                                   --------------------------------------
                                                                                YEAR ENDED MARCH 31,
                                                                   --------------------------------------
                                                                         2005           2004            2003
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 42.83          $ 30.88       $ 38.96
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.05)/(a)/      (0.14)/(a)/   (0.17)/(a)(b)/
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     3.15            12.09         (7.91)
------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  3.10            11.95         (8.08)
------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                            (0.32)              --            --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 45.61          $ 42.83       $ 30.88
------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                     7.23%           38.70%       (20.74)%
------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $87,068          $66,510       $27,175
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.42%/(d)(e)/    1.48%         1.42%
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.11)%/(d)/     (0.37)%       (0.56)%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  8%              20%           20%
------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.17) for the year ended March 31, 2003.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $71,979,376.
/(e)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.43%

                                                                                      CLASS B
                                                                   ------------------------------------
                                                                               YEAR ENDED MARCH 31,
                                                                   ------------------------------------
                                                                        2005          2004            2003
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 42.22        $ 30.65       $ 38.96
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.32)/(a)/    (0.40)/(a)/   (0.38)/(a)(b)/
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     3.08          11.97         (7.93)
----------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  2.76          11.57         (8.31)
----------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                            (0.12)            --            --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 44.86        $ 42.22       $ 30.65
----------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                     6.54%         37.75%       (21.33)%
----------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $28,776        $18,814       $ 8,268
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      2.07%/(d)/     2.15%         2.14%
----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   2.08%/(d)/     2.26%         2.23%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.76)%/(d)/   (1.04)%       (1.29)%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  8%            20%           20%
----------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.38) for the year ended March 31, 2003.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $22,107,318.

                                                                              CLASS C
                                              -----------------------------------------------------------------
                                                                       YEAR ENDED MARCH 31,
                                              -----------------------------------------------------------------
                                                    2005           2004          2003          2002          2001
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $ 41.24          $ 30.00       $ 38.29       $ 36.80       $47.09
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                   (0.31)/(a)/      (0.46)/(a)/   (0.18)/(b)/   (0.17)/(b)/  (0.13)/(b)/
---------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both
   realized and unrealized)                      3.01            11.70         (8.11)         2.02        (3.22)
---------------------------------------------------------------------------------------------------------------------
   Total from investment operations              2.70            11.24         (8.29)         1.85        (3.35)
---------------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income           (0.12)              --            --            --           --
---------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gains             --               --            --         (0.36)       (6.94)
---------------------------------------------------------------------------------------------------------------------
   Total distributions                          (0.12)              --            --         (0.36)       (6.94)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $ 43.82          $ 41.24       $ 30.00       $ 38.29       $36.80
---------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                6.55%           37.47%       (21.65)%        5.10%       (6.18)%
---------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $29,706          $28,383       $17,768       $16,307       $5,388
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets          2.07%/(d)(e)/    2.36%         2.44%         2.26%        2.08%
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
 average net assets                             (0.76)%/(d)/     (1.25)%       (1.62)%       (1.48)%      (1.08)%
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             8%              20%           20%           27%          28%
---------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.18), $(0.34) and $(0.16) for the years ended March 31, 2003, 2002 and 2001, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $27,951,451.
/(e)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.08%

                                                                                CLASS K
                                                   ---------------------------------------------------------
                                                                                                DECEMBER 14, 2001
                                                                                                   (DATE SALES
                                                               YEAR ENDED MARCH 31,               COMMENCED) TO
                                                   --------------------------------------           MARCH 31,
                                                        2005            2004          2003            2002
------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  42.36        $  30.74       $ 38.98            $ 36.11
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                         (0.09)/(a)/     (0.39)/(a)/   (0.06)/(b)/        (0.09)/(a)(b)/
---------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both realized
   and unrealized)                                     3.11           12.01         (8.18)              2.96
---------------------------------------------------------------------------------------------------------------------
   Total from investment operations                    3.02           11.62         (8.24)              2.87
---------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income             (0.29)             --            --                 --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $  45.09        $  42.36       $ 30.74            $ 38.98
---------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                      7.13%          37.80%       (21.14)%             7.95%
---------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $101,461        $117,792       $67,465            $62,226
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
 With fee waivers and/or expense reimbursements        1.52%/(d)/      2.14%         1.87%              1.23%/(e)/
---------------------------------------------------------------------------------------------------------------------
 Without fee waivers and/or expense reimbursements     1.53%/(d)/      2.14%         2.21%              1.23%/(e)/
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
 net assets                                           (0.21)%/(d)/    (1.03)%       (1.05)%            (0.48)%/(e)/
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                              8%             20%           20%                27%
---------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.06) and $(0.09) for the year ended March 31, 2003 and 2002, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(d)/Ratios are based on average daily net assets of $111,404,013. /(e)/Annualized.
/(f)/Not annualized for periods less than one year.

                                                                                  INVESTOR CLASS
                                                   -----------------------------------------------------------------------
                                                                               YEAR ENDED MARCH 31,
                                                   -----------------------------------------------------------------------
                                                         2005             2004           2003           2002           2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  42.75          $  30.83       $  38.95       $  37.13       $  47.12
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                         (0.00)/(a)/       (0.14)/(a)/    (0.23)/(b)/    (0.03)/(b)/    (0.00)/(b)/
--------------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both realized
   and unrealized)                                     3.14             12.06          (7.89)          2.21          (3.05)
--------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                    3.14             11.92          (8.12)          2.18          (3.05)
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income                 (0.35)               --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gains                   --                --             --          (0.36)         (6.94)
--------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                (0.35)               --             --          (0.36)         (6.94)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $  45.54          $  42.75       $  30.83       $  38.95       $  37.13
--------------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                      7.35%            38.66%        (20.87)%         6.01%         (5.50)%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $659,978          $702,969       $536,108       $799,465       $607,428
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                1.32%/(d)(e)/     1.49%          1.50%          1.40%          1.36%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
 net assets                                           (0.01)%/(d)/      (0.38)%        (0.69)%        (0.64)%        (0.51)%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   8%               20%            20%            27%            28%
--------------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.23) $(0.22) and $(0.18) for the years ended March 31, 2003, 2002 and 2001, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
/(d)/Ratios are based on average daily net assets of $664,128,930.
/(e)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.33%

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement fund will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement fund by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The IFG and AIM settlement funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading. The settlement funds will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, not to increase certain management fees and to provide more information to investors regarding fees.
  Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

  Pending Regulatory Civil Action Alleging Market Timing

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.
  If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in two of the underlying lawsuits continue to seek remand of their lawsuit to state court.

  Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. Based on a recent court decision, the state court action has been removed to Federal court.

  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division and subsequently consolidated for pre-trial purposes into one lawsuit.

  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. These actions have been consolidated for pre-trial purposes.

  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Technology Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Technology Fund, formerly known as INVESCO Technology Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

May 20, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS
March 31, 2005

                                                                      MARKET
                                                          SHARES      VALUE
-------------------------------------------------------------------------------
DOMESTIC COMMON STOCKS & OTHER
 EQUITY INTERESTS-84.02%

APPLICATION SOFTWARE-3.40%
Kronos Inc./(a)/                                            65,800 $  3,363,038
-------------------------------------------------------------------------------
Macromedia, Inc./(a)/                                      406,600   13,621,100
-------------------------------------------------------------------------------
Mercury Interactive Corp./(a)/                             228,500   10,826,330
-------------------------------------------------------------------------------
NAVTEQ Corp./(a)/                                          265,900   11,526,765
-------------------------------------------------------------------------------
Siebel Systems, Inc./(a)/                                  664,900    6,070,537
-------------------------------------------------------------------------------
                                                                     45,407,770
-------------------------------------------------------------------------------

BIOTECHNOLOGY-0.93%
Genzyme Corp./(a)/                                         217,800   12,466,872
-------------------------------------------------------------------------------
Ingenex, Inc.-Pfd., Series B (Acquired 09/27/94;
 Cost $178,316)/(a)(b)(c)(d)(e)/                            30,627            0
-------------------------------------------------------------------------------
                                                                     12,466,872
-------------------------------------------------------------------------------

BROADCASTING & CABLE TV-2.22%
Cablevision Systems Corp. New York Group -- Class A/(a)/   130,200    3,652,110
-------------------------------------------------------------------------------
Comcast Corp. -- Class A/(a)/                              770,700   26,034,246
-------------------------------------------------------------------------------
                                                                     29,686,356
-------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-8.23%
Avaya Inc./ (a)/                                           557,200    6,508,096
-------------------------------------------------------------------------------
Cisco Systems, Inc./(a)/                                 2,155,160   38,555,812
-------------------------------------------------------------------------------
Comverse Technology, Inc./(a)/                           1,076,000   27,136,720
-------------------------------------------------------------------------------
F5 Networks, Inc./(a)(f)/                                  251,700   12,708,333
-------------------------------------------------------------------------------
Juniper Networks, Inc./(a)/                                311,622    6,874,381
-------------------------------------------------------------------------------
QUALCOMM Inc.                                              494,500   18,123,425
-------------------------------------------------------------------------------
                                                                    109,906,767
-------------------------------------------------------------------------------

COMPUTER HARDWARE-10.55%
Apple Computer, Inc./(a)/                                  982,200   40,928,274
-------------------------------------------------------------------------------
Avid Technology, Inc./(a)/                                 298,300   16,143,996
-------------------------------------------------------------------------------
Dell Inc./(a)/                                           1,003,600   38,558,312
-------------------------------------------------------------------------------
Hewlett-Packard Co.                                        604,800   13,269,312
-------------------------------------------------------------------------------
International Business Machines Corp.                      350,400   32,019,552
-------------------------------------------------------------------------------
                                                                    140,919,446
-------------------------------------------------------------------------------

COMPUTER STORAGE & PERIPHERALS-6.25%
Brocade Communications Systems, Inc./(a)/                  821,200    4,861,504
-------------------------------------------------------------------------------
EMC Corp./(a)/                                           2,914,472   35,906,295
-------------------------------------------------------------------------------
Emulex Corp./(a)/                                          533,200   10,045,488
-------------------------------------------------------------------------------
Network Appliance, Inc./(a)/                               483,500   13,373,610
-------------------------------------------------------------------------------
QLogic Corp./(a)/                                          190,000    7,695,000
-------------------------------------------------------------------------------
Storage Technology Corp./(a)/                              375,400   11,562,320
-------------------------------------------------------------------------------
                                                                     83,444,217
-------------------------------------------------------------------------------

                                                                    MARKET
                                                        SHARES      VALUE
  ---------------------------------------------------------------------------

  CONSTRUCTION & ENGINEERING-0.23%
  Dycom Industries, Inc./(a)/                            135,200 $  3,108,248
  ---------------------------------------------------------------------------

  DATA PROCESSING & OUTSOURCED
   SERVICES-3.18%
  Automatic Data Processing, Inc.                        215,300    9,677,735
  ---------------------------------------------------------------------------
  CheckFree Corp./(a)/                                   167,000    6,806,920
  ---------------------------------------------------------------------------
  DST Systems, Inc./(a)/                                 334,000   15,424,120
  ---------------------------------------------------------------------------
  First Data Corp.                                       267,800   10,527,218
  ---------------------------------------------------------------------------
                                                                   42,435,993
  ---------------------------------------------------------------------------

  ELECTRONIC EQUIPMENT
   MANUFACTURERS-1.00%
  Amphenol Corp. -- Class A                              340,600   12,615,824
  ---------------------------------------------------------------------------
  Dolby Laboratories Inc. -- Class A/(a)/                 33,800      794,300
  ---------------------------------------------------------------------------
                                                                   13,410,124
  ---------------------------------------------------------------------------

  ELECTRONIC MANUFACTURING
   SERVICES-0.62%
  Trimble Navigation Ltd./(a)/                           245,450    8,298,665
  ---------------------------------------------------------------------------

  HEALTH CARE EQUIPMENT-0.49%
  Medtronic, Inc.                                        128,100    6,526,695
  ---------------------------------------------------------------------------

  HEALTH CARE SERVICES-0.54%
  Quest Diagnostics Inc.                                  68,700    7,222,431
  ---------------------------------------------------------------------------

  HOME ENTERTAINMENT SOFTWARE-0.69%
  Activision, Inc./(a)/                                  620,799    9,187,825
  ---------------------------------------------------------------------------

  INTEGRATED TELECOMMUNICATION
   SERVICES-1.17%
  Sprint Corp.                                           689,600   15,688,400
  ---------------------------------------------------------------------------

  INTERNET RETAIL-1.04%
  eBay Inc./(a)/                                         374,100   13,938,966
  ---------------------------------------------------------------------------

  INTERNET SOFTWARE & SERVICES-8.03%
  Google Inc. -- Class A/(a)/                             94,700   17,094,297
  ---------------------------------------------------------------------------
  InfoSpace, Inc./(a)/                                   184,900    7,549,467
  ---------------------------------------------------------------------------
  Niku Corp./(a)/                                        163,200    2,945,760
  ---------------------------------------------------------------------------
  Openwave Systems Inc./(a)/                             684,300    8,341,617
  ---------------------------------------------------------------------------
  VeriSign, Inc./(a)(f)/                                 970,200   27,844,740
  ---------------------------------------------------------------------------
  Yahoo! Inc./(a)/                                     1,281,400   43,439,460
  ---------------------------------------------------------------------------
                                                                  107,215,341
  ---------------------------------------------------------------------------

  IT CONSULTING & OTHER SERVICES-2.15%
  Sapient Corp./(a)/                                     105,700      776,367
  ---------------------------------------------------------------------------
  Anteon International Corp./(a)/                        150,700    5,866,751
  ---------------------------------------------------------------------------
  Cognizant Technology Solutions Corp. -- Class A/(a)/   476,700   22,023,540
  ---------------------------------------------------------------------------
                                                                   28,666,658
  ---------------------------------------------------------------------------

                                                                 MARKET
                                                     SHARES      VALUE
      --------------------------------------------------------------------

      MOVIES & ENTERTAINMENT-1.87%
      Time Warner Inc./(a)/                         1,420,500 $ 24,929,775
      --------------------------------------------------------------------

      OFFICE ELECTRONICS-0.53%
      Zebra Technologies Corp. -- Class A/(a)/        148,350    7,045,142
      --------------------------------------------------------------------

      OTHER DIVERSIFIED FINANCIAL
       SERVICES-0.46%
      BlueStream Ventures L.P.
       (Acquired 08/30/00-01/07/05;
       Cost $17,784,281)/(a)(b)(c)(d)(e)(g)(h)/    18,800,865    6,153,899
      --------------------------------------------------------------------

      SEMICONDUCTOR EQUIPMENT-2.22%
      ATMI, Inc./(a)/                                 136,400    3,415,456
      --------------------------------------------------------------------
      KLA-Tencor Corp./(a)/                           291,000   13,388,910
      --------------------------------------------------------------------
      Lam Research Corp./(a)/                         168,300    4,857,138
      --------------------------------------------------------------------
      Novellus Systems, Inc./(a)/                     142,700    3,814,371
      --------------------------------------------------------------------
      Teradyne, Inc./(a)/                             285,100    4,162,460
      --------------------------------------------------------------------
                                                                29,638,335
      --------------------------------------------------------------------

      SEMICONDUCTORS-17.94%
      Altera Corp./(a)/                             1,187,000   23,478,860
      --------------------------------------------------------------------
      Analog Devices, Inc.                            382,800   13,834,392
      --------------------------------------------------------------------
      Broadcom Corp. -- Class A/(a)/                  552,700   16,536,784
      --------------------------------------------------------------------
      Cypress Semiconductor Corp./(a)/                551,100    6,943,860
      --------------------------------------------------------------------
      Freescale Semiconductor Inc. -- Class A/(a)/    237,600    4,027,320
      --------------------------------------------------------------------
      Freescale Semiconductor Inc. -- Class B/(a)/    226,377    3,905,003
      --------------------------------------------------------------------
      Integrated Device Technology, Inc./(a)/         274,200    3,298,626
      --------------------------------------------------------------------
      Intel Corp.                                   1,960,500   45,542,415
      --------------------------------------------------------------------
      Linear Technology Corp.                         375,000   14,366,250
      --------------------------------------------------------------------
      Maxim Integrated Products, Inc.                 521,000   21,293,270
      --------------------------------------------------------------------
      Microchip Technology Inc.                       512,500   13,330,125
      --------------------------------------------------------------------
      National Semiconductor Corp.                    992,100   20,447,181
      --------------------------------------------------------------------
      PMC-Sierra, Inc./(a)/                           824,100    7,252,080
      --------------------------------------------------------------------
      Sigmatel Inc./(a)/                               86,400    3,233,952
      --------------------------------------------------------------------
      Texas Instruments Inc.                          748,100   19,069,069
      --------------------------------------------------------------------
      Xilinx, Inc.                                    787,100   23,006,933
      --------------------------------------------------------------------
                                                               239,566,120
      --------------------------------------------------------------------

      SYSTEMS SOFTWARE-6.25%
      McAfee Inc./(a)/                                293,000    6,610,080
      --------------------------------------------------------------------
      Microsoft Corp.                               1,117,000   26,997,890
      --------------------------------------------------------------------
      Oracle Corp./(a)/                             3,182,000   39,711,360
      --------------------------------------------------------------------
      Symantec Corp./(a)/                             162,300    3,461,859
      --------------------------------------------------------------------
      VERITAS Software Corp./(a)/                     286,900    6,661,818
      --------------------------------------------------------------------
                                                                83,443,007
      --------------------------------------------------------------------

      WIRELESS TELECOMMUNICATION
       SERVICES-4.03%
      American Tower Corp. -- Class A/(a)/            432,300    7,880,829
      --------------------------------------------------------------------
      Nextel Communications, Inc. -- Class A/(a)/     476,900   13,553,498
      --------------------------------------------------------------------
      Nextel Partners, Inc. -- Class A/(a)/           715,500   15,712,380
      --------------------------------------------------------------------
      NII Holdings Inc./(a)/                          189,300   10,884,750
      --------------------------------------------------------------------

                                                                     MARKET
                                                        SHARES       VALUE
-------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION
 SERVICES-(CONTINUED)
Syniverse Holdings Inc./(a)/                             416,900 $    5,753,220
-------------------------------------------------------------------------------
                                                                     53,784,677
-------------------------------------------------------------------------------
    Total Domestic Common Stocks & Other Equity
     Interests (Cost $877,747,454)                                1,122,091,729
-------------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
 INTERESTS-12.78%

BERMUDA-2.04%
Marvell Technology Group Ltd. (Semiconductors)/(a)(f)/   710,800     27,252,072
-------------------------------------------------------------------------------

CANADA-1.90%
ATI Technologies Inc. (Semiconductors)/(a)(f)/           629,600     10,866,896
-------------------------------------------------------------------------------
Cognos, Inc. (Application Software)/(a)/                 344,900     14,465,106
-------------------------------------------------------------------------------
                                                                     25,332,002
-------------------------------------------------------------------------------

FINLAND-1.59%
Nokia Oyj-ADR (Communications Equipment)               1,375,800     21,228,594
-------------------------------------------------------------------------------

GERMANY-0.27%
SAP A.G.-ADR (Application Software)                       91,500      3,667,320
-------------------------------------------------------------------------------

INDIA-0.95%
Infosys Technologies Ltd.-ADR (IT Consulting & Other
 Services)                                                44,200      3,258,866
-------------------------------------------------------------------------------
Wipro Ltd.-ADR (IT Consulting & Other Services)/(i)/     462,900      9,447,789
-------------------------------------------------------------------------------
                                                                     12,706,655
-------------------------------------------------------------------------------

ISRAEL-1.37%
Check Point Software Technologies Ltd.
 (Systems Software)/(a)/                                 838,800     18,235,512
-------------------------------------------------------------------------------

JAPAN-0.04%
Jupiter Telecommunications Co., Ltd.
 (Internet Software & Services) (Acquired 03/14/05;
 Cost $528,258)/(a)(b)/                                      687        547,755
-------------------------------------------------------------------------------

MEXICO-0.74%
America Movil S.A. de C.V.-Series L-ADR
 (Wireless Telecommunication Services)                   191,500      9,881,400
-------------------------------------------------------------------------------

RUSSIA-0.98%
AO VimpelCom-ADR
 (Wireless Telecommunication Services)/(a)/              379,000     13,045,180
-------------------------------------------------------------------------------

TAIWAN-0.50%
Taiwan Semiconductor Manufacturing Co. Ltd.-ADR
 (Semiconductors)                                        793,999      6,733,112
-------------------------------------------------------------------------------

UNITED KINGDOM-2.40%
Amdocs Ltd. (Application Software)/(a)/                1,128,320     32,044,288
-------------------------------------------------------------------------------
    Total Foreign Stocks & Other Equity Interests
     (Cost $142,605,399)                                            170,673,890
-------------------------------------------------------------------------------

                                  NUMBER
                                    OF     EXERCISE EXPIRATION MARKET
                                 CONTRACTS  PRICE      DATE    VALUE
           ----------------------------------------------------------

           OPTIONS PURCHASED-
            0.00%

           PUTS-0.00%
           ATI Technologies Inc.
            (Canada)
            (Semiconductors)
            (Cost $84,454)         3,262     $15      Apr-05   $8,155
           ----------------------------------------------------------

                                                          SHARES
MONEY MARKET FUNDS-4.43%
Premier Portfolio-Institutional Class
 (Cost $59,112,303)/(j)/                                59,112,303     59,112,303
----------------------------------------------------------------------------------
TOTAL INVESTMENTS-101.23% (excluding investments
 purchased with cash collateral from securities loaned)
 (Cost $1,079,549,610)                                              1,351,886,077
----------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH
 COLLATERAL FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.55%
Premier Portfolio-Institutional Class/(j)(k)/            7,397,327      7,397,327
----------------------------------------------------------------------------------
    Total Money Market Funds (purchased with cash
     collateral from securities loaned)
     (Cost $7,397,327)                                                  7,397,327
----------------------------------------------------------------------------------
TOTAL INVESTMENTS-101.78% (Cost $1,086,946,937)                     1,359,283,404
----------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(1.78%)                                 (23,825,713)
----------------------------------------------------------------------------------
NET ASSETS-100.00%                                                 $1,335,457,691
----------------------------------------------------------------------------------

Investment Abbreviations:

ADR- American Depositary Receipt
Pfd.- Preferred

Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/Security not registered under the Securities Act of 1933, as amended
     (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at March 31, 2005 was $6,701,654, which represented 0.50% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
/(c)/Security is considered venture capital. See Note 1J.
/(d)/Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at March 31, 2005 was $6,153,899, which represented 0.45% of the Fund's Total Investments. See Note 1A.
/(e)/Security considered to be illiquid; the Portfolio is limited to investing
     15% of net assets in illiquid securities. The aggregate market value of these securities considered illiquid at March 31, 2005 was $6,153,899, which represented 0.46% of the Fund's Net Assets.
/(f)/A portion of this security is subject to call options written. See Note 1H and Note 9.
/(g)/The Fund has a remaining commitment of $8,847,098 to purchase additional interests in BlueStream Ventures L.P., which is subject to the terms of the limited partnership agreement.
/(h)/The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value of this security at March 31, 2005 represented 0.46% of the Fund's Net Assets.
/(i)/All or a portion of this security has been pledged as collateral for securities lending transactions at March 31, 2005.
/(j)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(k)/The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2005


ASSETS:
Investments, at market value (cost $1,002,653,026)*                  $1,286,619,875
------------------------------------------------------------------------------------
Investments in affiliates (cost $84,293,911)                             72,663,529
------------------------------------------------------------------------------------
    Total investments (cost $1,086,946,937)                           1,359,283,404
------------------------------------------------------------------------------------
Cash                                                                        425,430
------------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                       13,462,418
------------------------------------------------------------------------------------
  Fund shares sold                                                          646,114
------------------------------------------------------------------------------------
  Dividends                                                                 210,834
------------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans           379,647
------------------------------------------------------------------------------------
Other assets                                                                 55,755
------------------------------------------------------------------------------------
    Total assets                                                      1,374,463,602
------------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Investments purchased                                                  23,549,308
------------------------------------------------------------------------------------
  Fund shares reacquired                                                  4,960,564
------------------------------------------------------------------------------------
  Options written, at market value (premiums received $624,671)             539,717
------------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                        491,229
------------------------------------------------------------------------------------
  Collateral upon return of securities loaned                             7,397,327
------------------------------------------------------------------------------------
Accrued distribution fees                                                   499,624
------------------------------------------------------------------------------------
Accrued trustees' fees                                                        6,575
------------------------------------------------------------------------------------
Accrued transfer agent fees                                                 945,752
------------------------------------------------------------------------------------
Accrued operating expenses                                                  615,815
------------------------------------------------------------------------------------
    Total liabilities                                                    39,005,911
------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                          $1,335,457,691
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                        $1,858,492,051
------------------------------------------------------------------------------------
Undistributed net investment income (loss)                                 (310,067)
------------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities,
 foreign currencies and option contracts                               (795,145,714)
------------------------------------------------------------------------------------
Unrealized appreciation of investment securities, foreign currencies
 and option contracts                                                   272,421,421
------------------------------------------------------------------------------------
                                                                     $1,335,457,691
------------------------------------------------------------------------------------

          NET ASSETS:
          Class A                                        $314,754,836
          -----------------------------------------------------------
          Class B                                        $ 88,240,210
          -----------------------------------------------------------
          Class C                                        $ 27,016,346
          -----------------------------------------------------------
          Class K                                        $ 12,804,922
          -----------------------------------------------------------
          Investor Class                                 $892,630,304
          -----------------------------------------------------------
          Institutional Class                            $     11,073
          -----------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Class A                                          13,341,796
          -----------------------------------------------------------
          Class B                                           3,829,677
          -----------------------------------------------------------
          Class C                                           1,204,658
          -----------------------------------------------------------
          Class K                                             555,241
          -----------------------------------------------------------
          Investor Class                                   38,201,829
          -----------------------------------------------------------
          Institutional Class                                     453
          -----------------------------------------------------------
          Class A:
            Net asset value per share                    $      23.59
          -----------------------------------------------------------
            Offering price per share:
             (Net asset value of $23.59 / 94.50%)        $      24.96
          -----------------------------------------------------------
          Class B:
           Net asset value and offering price per share  $      23.04
          -----------------------------------------------------------
          Class C:
           Net asset value and offering price per share  $      22.43
          -----------------------------------------------------------
          Class K:
           Net asset value and offering price per share  $      23.06
          -----------------------------------------------------------
          Investor Class:
           Net asset value and offering price per share  $      23.37
          -----------------------------------------------------------
          Institutional Class:
           Net asset value and offering price per share  $      24.44
          -----------------------------------------------------------

* At March 31, 2005, securities with an aggregate market value of $7,275,203 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the year ended March 31, 2005

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $327,940)                                                   $  11,357,970
-----------------------------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds                                                                   535,283
-----------------------------------------------------------------------------------------------------------------------
Securities lending (includes $185,090 from investments in affiliated money market funds)*                      185,700
-----------------------------------------------------------------------------------------------------------------------
    Total investment income                                                                                 12,078,953
-----------------------------------------------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                                                               10,500,091
-----------------------------------------------------------------------------------------------------------------------
Administrative services fees                                                                                   560,226
-----------------------------------------------------------------------------------------------------------------------
Custodian fees                                                                                                 105,046
-----------------------------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                                    1,231,620
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                    1,038,119
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                      314,955
-----------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                       71,142
-----------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                             2,747,822
-----------------------------------------------------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C, K and Investor Class                                                  10,163,342
-----------------------------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                                                                     131,472
-----------------------------------------------------------------------------------------------------------------------
Trustees' fees and retirement benefits                                                                          69,178
-----------------------------------------------------------------------------------------------------------------------
Other                                                                                                          766,960
-----------------------------------------------------------------------------------------------------------------------
    Total expenses                                                                                          27,699,973
-----------------------------------------------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset arrangement                                        (1,180,972)
-----------------------------------------------------------------------------------------------------------------------
    Net expenses                                                                                            26,519,001
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                               (14,440,048)
-----------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:
Net realized gain (loss) from:
  Investment securities                                                                                    267,108,601
-----------------------------------------------------------------------------------------------------------------------
  Foreign currencies                                                                                          (388,854)
-----------------------------------------------------------------------------------------------------------------------
  Option contracts written                                                                                     145,675
-----------------------------------------------------------------------------------------------------------------------
                                                                                                           266,865,422
-----------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                                                   (422,628,576)
-----------------------------------------------------------------------------------------------------------------------
  Foreign currencies                                                                                              (284)
-----------------------------------------------------------------------------------------------------------------------
  Option contracts written                                                                                    (534,516)
-----------------------------------------------------------------------------------------------------------------------
                                                                                                          (423,163,376)
-----------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investment securities, foreign currencies and option contracts                       (156,297,954)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                          $(170,738,002)
-----------------------------------------------------------------------------------------------------------------------

* Net of rebates of $389,897

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended March 31, 2005 and 2004

                                                     2005            2004
 ------------------------------------------------------------------------------

 OPERATIONS:
  Net investment income (loss)                 $   (14,440,048) $  (30,592,087)
 ------------------------------------------------------------------------------
  Net realized gain from investment
    securities, foreign currencies and option
    contracts                                      266,865,422      55,136,996
 ------------------------------------------------------------------------------
  Change in net unrealized appreciation
    (depreciation) of investment securities,
    foreign currencies and option contracts       (423,163,376)    770,934,326
 ------------------------------------------------------------------------------
    Net increase (decrease) in net assets
      resulting from operations                   (170,738,002)    795,479,235
 ------------------------------------------------------------------------------
 Share transactions-net:
  Class A                                          (77,627,447)    373,143,307
 ------------------------------------------------------------------------------
  Class B                                          (31,117,750)    116,125,985
 ------------------------------------------------------------------------------
  Class C                                           (8,376,194)     27,197,490
 ------------------------------------------------------------------------------
  Class K                                           (6,196,692)    (11,012,370)
 ------------------------------------------------------------------------------
  Investor Class                                  (393,625,584)    122,403,961
 ------------------------------------------------------------------------------
  Institutional Class                           (1,227,237,773)    233,563,587
 ------------------------------------------------------------------------------
    Net increase (decrease) in net assets
      resulting from share transactions         (1,744,181,440)    861,421,960
 ------------------------------------------------------------------------------
    Net increase (decrease) in net assets       (1,914,919,442)  1,656,901,195
 ------------------------------------------------------------------------------

 NET ASSETS:
  Beginning of year                              3,250,377,133   1,593,475,938
 ------------------------------------------------------------------------------
  End of year (including undistributed net
    investment income (loss) of $(310,067)
    and $(322,064), respectively)              $ 1,335,457,691  $3,250,377,133
 ------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Technology Fund, formerly INVESCO Technology Fund, (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.
J. VENTURE CAPITAL INVESTMENTS -- The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the markets for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

                           AVERAGE NET ASSETS  RATE
                           -------------------------
                           First $350 million  0.75%
                           -------------------------
                           Next $350 million   0.65%
                           -------------------------
                           Next $1.3 billion   0.55%
                           -------------------------
                           Next $2 billion     0.45%
                           -------------------------
                           Next $2 billion     0.40%
                           -------------------------
                           Next $2 billion    0.375%
                           -------------------------
                           Over $8 billion     0.35%
                           -------------------------

  Prior to September 30, 2004, AIM had entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM paid INVESCO 40% of the fee paid by the Fund to AIM. Effective September 30, 2004, the sub-advisory agreement between AIM and INVESCO was terminated.
  AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A and Class B, Class C and Institutional Class shares to 1.50%, 2.15%, 2.15% and 1.15% of average daily net assets, respectively. Additionally, the advisor had agreed to further limit the total annual operating expenses of Class K and Investor Class shares to 1.95% and 1.77% of average daily net assets, respectively, through November 23, 2004. Effective April 1, 2005, AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares to 1.65%, 2.30%, 2.30%, 1.75%, 1.65% and 1.30% of average daily net assets, respectively. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 2.00%, 2.65%, 2.65%, 2.10% and 1.90% of average daily net assets, respectively, through March 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended March 31, 2005, AIM waived fees of $22,884.
  For the year ended March 31, 2005, at the request of the Trustees of the Trust, AMVESCAP agreed to reimburse $281,312 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, including legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended March 31, 2005, AIM was paid $560,226.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended March 31, 2005, the Fund paid AISI $10,163,342 for Class A, Class B, Class C, Class K and Investor Class share classes and $131,472 for Institutional Class shares.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class K and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class K Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.45% of the average daily net assets of Class K shares. The Fund, pursuant to the Investor Class Plan, pays ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class K or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset- based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund.

Pursuant to the Plans, for the year ended March 31, 2005, the Class A, Class B, Class C, Class K and Investor Class shares paid ADI $1,231,620, $1,038,119, $314,955, $71,142 and $2,747,822, respectively. Of these amounts, AIM reimbursed Plan fees of $573,334, $169,789, $51,300, $0 and $61,111, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2005, ADI advised the Fund that it retained $48,237 in front-end sales commissions from the sale of Class A shares and $106, $40,365, $5,029 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the year ended March 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                           MARKET                                UNREALIZED     MARKET
                                           VALUE    PURCHASES      PROCEEDS     APPRECIATION    VALUE     DIVIDEND  REALIZED
FUND                                      03/31/04   AT COST      FROM SALES   (DEPRECIATION)  03/31/05    INCOME  GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class*   $--    $837,591,667 $(778,479,364)      $--       $59,112,303 $535,283     $--
------------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                            MARKET                                  UNREALIZED     MARKET
                                            VALUE      PURCHASES      PROCEEDS     APPRECIATION    VALUE    DIVIDEND  REALIZED
FUND                                       03/31/04     AT COST      FROM SALES   (DEPRECIATION)  03/31/05  INCOME** GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class* $45,272,646 $640,470,151 $(678,345,470)      $--       $7,397,327 $185,090     $--
--------------------------------------------------------------------------------------------------------------------------------

* On February 25, 2005, the Premier Portfolio investments were transferred from the original share class with no name designation to the newly structured share class designated as Institutional Class.
**Net of rebates.

INVESTMENTS IN OTHER AFFILIATES:

The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the transactions with affiliates for the year ended March 31, 2005.

INVESTMENTS IN OTHER AFFILIATES:

                           MARKET                                      UNREALIZED     MARKET
                           VALUE       PURCHASES        PROCEEDS      APPRECIATION    VALUE     DIVIDEND  REALIZED
FUND                      03/31/04      AT COST        FROM SALES    (DEPRECIATION)  03/31/05    INCOME  GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------
BlueStream Ventures L.P. $ 9,480,168 $    3,160,665 $    (3,622,731)  $(2,864,203)  $ 6,153,899 $     -- $(8,181,572)
---------------------------------------------------------------------------------------------------------------------
Total                    $54,752,814 $1,508,813,463 $(1,488,038,545)  $(2,864,203)  $72,663,529 $720,373 $(8,181,572)
---------------------------------------------------------------------------------------------------------------------

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended March 31, 2005, the Fund engaged in purchases and sales of securities of $6,985,866 and $4,484,025, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended March 31, 2005, the Fund received credits from this arrangement which resulted in the reduction of the Fund's total expenses of $21,242.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended March 31, 2005, the Fund paid legal fees of $10,687 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended March 31, 2005, the average interfund borrowings for the number of days the borrowings were outstanding was $11,952,833 with a weighted average interest rate of 2.44% and interest expense of $4,778.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended March 31, 2005.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At March 31, 2005, securities with an aggregate value of $7,275,203 were on loan to brokers. The loans were secured by cash collateral of $7,397,327 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended March 31, 2005, the Fund received dividends on cash collateral of $185,090 and non-cash collateral of $610 for securities lending transactions, which are net of rebates.

NOTE 9--OPTION CONTRACTS WRITTEN

                         TRANSACTIONS DURING THE PERIOD
                    ----------------------------------------
                                      CALL OPTION CONTRACTS
                                      ---------------------
                                      NUMBER OF   PREMIUMS
                                      CONTRACTS   RECEIVED
                    ----------------------------------------
                    Beginning of year   10,869  $ 1,325,954
                    ----------------------------------------
                    Written             10,040      624,671
                    ----------------------------------------
                    Closed             (10,869)  (1,325,954)
                    ----------------------------------------
                    End of year         10,040  $   624,671
                    ----------------------------------------

                          OPEN CALL OPTIONS WRITTEN AT PERIOD END
--------------------------------------------------------------------------------------------
                                                                  MARCH 31,     UNREALIZED
                              CONTRACT STRIKE NUMBER OF PREMIUMS     2005      APPRECIATION
                               MONTH   PRICE  CONTRACTS RECEIVED MARKET VALUE (DEPRECIATION)
--------------------------------------------------------------------------------------------
ATI Technologies Inc.          May-05  $20.0    3,262   $ 56,414   $ 57,085     $    (671)
--------------------------------------------------------------------------------------------
F5 Networks, Inc.              Apr-05   60.0    1,933    187,495     19,330       168,165
--------------------------------------------------------------------------------------------
Marvell Technology Group Ltd.  May-05   40.0    1,777    133,936    270,992      (137,056)
--------------------------------------------------------------------------------------------
Marvell Technology Group Ltd.  May-05   42.5    1,562    121,832    113,245         8,587
--------------------------------------------------------------------------------------------
VeriSign, Inc.                 Apr-05   30.0    1,506    124,994     79,065        45,929
--------------------------------------------------------------------------------------------
                                               10,040   $624,671   $539,717     $  84,954
--------------------------------------------------------------------------------------------

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended March 31, 2005 and 2004.

TAX COMPONENTS OF NET ASSETS:

As of March 31, 2005, the components of net assets on a tax basis were as follows:

                                                         2005
             ------------------------------------------------------
             Unrealized appreciation -- investments $  261,420,529
             ------------------------------------------------------
             Temporary book/tax differences               (310,067)
             ------------------------------------------------------
             Capital loss carryforward                (784,144,822)
             ------------------------------------------------------
             Shares of beneficial interest           1,858,492,051
             ------------------------------------------------------
             Total net assets                       $1,335,457,691
             ------------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the deferral of losses on wash sales, the treatment of certain corporation actions, the treatment of partnerships and the deferral of losses on certain straddle transactions. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on options written of $84,954.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of March 31, 2005 to utilizing $114,716,266 of capital loss carryforward in the fiscal year ending March 31, 2006.

  The Fund utilized $35,492,825 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of March 31, 2005 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 March 31, 2010                   416,234,709
                 ---------------------------------------------
                 March 31, 2011                   367,910,113
                 ---------------------------------------------
                 Total capital loss carryforward $784,144,822
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003, the date of the reorganization of AIM New Technology Fund, AIM Global Science & Technology Fund and INVESCO Telecommunications Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.
    On April 30, 2004, 51,524,128 Institutional Class shares valued at $1,223,182,804 were redeemed by an institutional investor and settled through a redemption-in-kind transaction, which resulted in a realized gain of $195,057,973 to the Fund for book purposes. From a federal income tax perspective, this redemption triggers limitations under the Internal Revenue Code and related regulations regarding the amount of the capital loss carryforward available for future utilization by the Fund. The actual amount of future capital loss carryforward reduction may fluctuate based on future transactions of the Fund.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended March 31, 2005 was $1,554,304,057 and 3,325,133,432, respectively.
  At the request of the Trustees, AIM recovered third party research credits during the year ended March 31, 2005, in the amount of $397,646. These research credits were recorded as realized gains.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                      INVESTMENT SECURITIES ON A TAX BASIS
   --------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $279,385,299
   --------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (18,049,724)
   --------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $261,335,575
   --------------------------------------------------------------------------

Cost of investments for tax purposes is $1,097,947,829.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of a shareholder redemption-in-kind, limitations on capital loss carryforward, net operating losses and foreign currency transactions on March 31, 2005, undistributed net investment income (loss) was increased by $14,452,045, undistributed net realized gain (loss) increased by $3,558,681,541 and shares of beneficial interest decreased by $3,573,133,586. This reclassification had no effect on the net assets of the Fund and is excluded from the financial highlights.

NOTE 13--SHARE INFORMATION

The Fund currently offers six different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                         CHANGES IN SHARES OUTSTANDING/(a)/
---------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED MARCH 31,
                                                          ----------------------------------------------------------
                                                                      2005                          2004
                                                          ----------------------------  ----------------------------
                                                             SHARES         AMOUNT         SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                   1,091,737  $    26,091,564    4,501,507  $    81,641,531
---------------------------------------------------------------------------------------------------------------------
  Class B                                                     324,767        7,546,468      474,807        6,943,163
---------------------------------------------------------------------------------------------------------------------
  Class C                                                     199,704        4,490,729      675,589       13,469,521
---------------------------------------------------------------------------------------------------------------------
  Class K                                                     348,095        8,080,397    1,213,180       26,751,397
---------------------------------------------------------------------------------------------------------------------
  Investor Class                                            7,578,874      177,927,956   38,943,355      851,155,627
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                       1,199,210       30,689,266   28,076,536      647,568,629
---------------------------------------------------------------------------------------------------------------------
Issued in connection with acquisitions/(b)/
  Class A                                                          --               --   15,964,467      382,265,796
---------------------------------------------------------------------------------------------------------------------
  Class B                                                          --               --    5,443,226      128,396,678
---------------------------------------------------------------------------------------------------------------------
  Class C                                                          --               --    1,400,217       32,149,290
---------------------------------------------------------------------------------------------------------------------
  Class K                                                          --               --       36,756          863,988
---------------------------------------------------------------------------------------------------------------------
  Investor Class                                                   --               --   12,528,049      297,424,087
---------------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                     314,887        7,493,236      208,272        5,264,914
---------------------------------------------------------------------------------------------------------------------
  Class B                                                    (321,273)      (7,493,236)    (211,644)      (5,264,914)
---------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                  (4,673,472)    (111,212,247)  (4,328,243)     (96,028,934)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                  (1,344,399)     (31,170,982)    (567,393)     (13,948,942)
---------------------------------------------------------------------------------------------------------------------
  Class C                                                    (568,055)     (12,866,923)    (854,206)     (18,421,321)
---------------------------------------------------------------------------------------------------------------------
  Class K                                                    (628,117)     (14,277,089)  (1,735,383)     (38,627,755)
---------------------------------------------------------------------------------------------------------------------
  Investor Class                                          (24,400,287)    (571,553,540) (46,959,085)  (1,026,175,753)
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                     (52,868,543)  (1,257,927,039) (17,177,406)    (414,005,042)
---------------------------------------------------------------------------------------------------------------------
                                                          (73,746,872) $(1,744,181,440)  37,632,601  $   861,421,960
---------------------------------------------------------------------------------------------------------------------

/(a)/There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 14% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
/(b)/As of the opening of business on November 24, 2003, the Fund acquired all of the net assets of AIM New Technology Fund, AIM Global Science & Technology Fund and INVESCO Telecommunications Fund pursuant to a plan of reorganization approved by the Board of Trustees of the Funds on June 11, 2003 and the shareholders of the above named funds on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 35,372,715 shares of the Fund for 17,601,164, 72,879,085 and 29,260,118 shares of AIM New Technology Fund, AIM Global Science & Technology Fund and INVESCO Telecommunications Fund, respectively, outstanding as of the close of business November 21, 2003. AIM New Technology Fund's net assets at that date of $52,643,435, including unrealized appreciation of $14,317,910; AIM Global Science & Technology Fund's net assets at that date of $487,006,166, including unrealized appreciation of $136,895,768 and INVESCO Telecommunications Fund's net assets at that date of $301,450,238, including unrealized appreciation of $49,952,398, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,660,061,291.

NOTE 14--OTHER MATTERS

The AIM and INVESCO Families of Funds received requests from the SEC for information concerning the Funds' use of exchange traded funds and other registered investment companies, as well as compliance with Section 12(d)(1) of the Investment Company Act of 1940. After reviewing responsive information, the SEC issued a letter dated September 23, 2004 asserting that the Fund entered into certain securities transactions during the period June 2, 2002 to May 31, 2004 that may not have been in compliance with the percentage ownership restriction of certain investment companies and in particular HOLDRs. To the extent it is determined that these securities transactions were not in compliance, appropriate amounts will be reimbursed. At this time, the effect to the Shareholder is not expected to be material.

NOTE 15--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                                   --------------------------------------
                                                                                YEAR ENDED MARCH 31,
                                                                   --------------------------------------
                                                                        2005            2004            2003
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  24.71        $  16.98       $ 30.41
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.19)/(a)/     (0.33)/(a)/   (0.20)/(a)(b)/
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     (0.93)           8.06        (13.23)
------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  (1.12)           7.73        (13.43)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  23.59        $  24.71       $ 16.98
------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                     (4.53)%         45.52%       (44.16)%
------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $314,755        $410,407       $ 4,460
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       1.50%/(d)/      1.50%         1.47%
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    1.68%/(d)/      1.93%         1.51%
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.80)%/(d)/    (1.31)%       (1.12)%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  92%            141%          107%
------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) been calculated using the current method, which is before reclassification of net operating losses, net investment income
    (loss) per share would have been $(0.20) for the year ended March 31, 2003. /(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America as such, the net asset value for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $351,891,329.

                                                                                      CLASS B
                                                                   -------------------------------------
                                                                                YEAR ENDED MARCH 31,
                                                                   -------------------------------------
                                                                        2005           2004            2003
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 24.29        $  16.84       $ 30.41
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.34)/(a)/     (0.48)/(a)/   (0.27)/(a)(b)/
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    (0.91)           7.93        (13.30)
-----------------------------------------------------------------------------------------------------------------
    Total from investment operations                                 (1.25)           7.45        (13.57)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 23.04        $  24.29       $ 16.84
-----------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                    (5.15)%         44.24%       (44.62)%
-----------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $88,240        $125,597       $   532
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      2.15%/(d)/      2.15%         2.15%
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   2.33%/(d)/      3.16%         2.74%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (1.45)%/(d)/    (1.96)%       (1.71)%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 92%            141%          107%
-----------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) been calculated using the current method, which is before reclassification of net operating losses, net investment income
    (loss) per share would have been $(0.27) for the year ended March 31, 2003. /(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America as such, the net asset value for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $103,811,919.

                                                                    CLASS C
                                     ----------------------------------------------------------------
                                                              YEAR ENDED MARCH 31,
                                     ----------------------------------------------------------------
                                          2005          2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                              $ 23.64        $ 16.39       $ 29.73       $ 35.22       $101.85
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)          (0.33)/(a)/    (0.45)/(a)/   (0.62)/(b)/   (0.22)/(b)/   (0.18)/(b)/
-----------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities
   (both realized and unrealized)      (0.88)          7.70        (12.72)        (5.27)       (63.81)
-----------------------------------------------------------------------------------------------------------
   Total from investment operations    (1.21)          7.25        (13.34)        (5.49)       (63.99)
-----------------------------------------------------------------------------------------------------------
Less distributions from net
 realized gains                           --             --            --            --         (2.64)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period       $ 22.43        $ 23.64       $ 16.39       $ 29.73       $ 35.22
-----------------------------------------------------------------------------------------------------------
Total return/(c)/                      (5.12)%        44.23%       (44.87)%      (15.59)%      (63.89)%
-----------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                            $27,016        $37,191       $ 5,759       $18,910       $15,919
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
 assets:
 With fee waivers and/or expense
   reimbursements                       2.15%/(d)/     2.15%         2.69%         2.54%         1.86%
-----------------------------------------------------------------------------------------------------------
 Without fee waivers and/or
   expense reimbursements               2.33%/(d)/     3.20%         3.95%         2.54%         1.86%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average net assets          (1.45)%/(d)/   (1.96)%       (2.39)%       (2.26)%       (1.30)%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   92%           141%          107%           79%           85%
-----------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.84),$(0.54) and $(0.36) for the years ended March 31, 2003, 2002 and 2001, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America as such, the net asset value for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $31,495,472.

                                                                 CLASS K
                               ---------------------------------------------------------------------
                                                                                            NOVEMBER 30,
                                                                                                2000
                                                                                            (DATE SALES
                                                                                             COMMENCED)
                                                  YEAR ENDED MARCH 31,                      TO MARCH 31,
                               --------------------------------------------------               2001
                                    2005          2004          2003            2002       ------------
-------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                        $ 24.21        $ 16.78       $ 30.22       $ 35.09            $ 60.01
-----------------------------------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income (loss)    (0.25)/(a)/    (0.42)/(a)/   (0.07)/(b)/   (0.27)/(a)(b)/     (0.82)/(b)/
-----------------------------------------------------------------------------------------------------------
 Net gains (losses) on
   securities (both realized
   and unrealized)               (0.90)          7.85        (13.37)        (4.60)            (24.10)
-----------------------------------------------------------------------------------------------------------
   Total from investment
     operations                  (1.15)          7.43        (13.44)        (4.87)            (24.92)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period $ 23.06        $ 24.21       $ 16.78       $ 30.22            $ 35.09
-----------------------------------------------------------------------------------------------------------
Total return/(c)/                (4.75)%        44.28%       (44.47)%      (13.85)%           (41.54)%
-----------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)                $12,805        $20,224       $22,156       $27,147            $     1
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 net assets:
 With fee waivers and/or
   expense reimbursements         1.76%/(d)/     2.12%         1.88%         1.28%              5.18%/(e)/
-----------------------------------------------------------------------------------------------------------
 Without fee waivers and/or
   expense reimbursements         1.78%/(d)/     2.74%         2.49%         1.28%              5.18%/(e)/
-----------------------------------------------------------------------------------------------------------
Ratio of net investment
 income (loss) to average net
 assets                          (1.06)%/(d)/   (1.93)%       (1.55)%       (1.15)%            (4.67)%/(e)/
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/        92%           141%          107%           79%                85%
-----------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.30), $(0.27) and $(0.86) for the years ended March 31, 2003 and 2002 and the period ended March 31, 2001.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America as such, the net asset value for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(d)/Ratios are based on average daily net assets of $15,809,387.
/(e)/Annualized.
/(f)/Not annualized for periods less than one year.

                                                                       INVESTOR CLASS
                                     -----------------------------------------------------------------------------
                                                                    YEAR ENDED MARCH 31,
                                     -----------------------------------------------------------------------------
                                           2005              2004            2003            2002             2001
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                              $  24.49          $    16.90       $  30.41       $    35.60       $   101.92
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)           (0.20)/(a)/         (0.35)/(a)/    (0.14)/(b)/      (0.08)/(b)/      (0.10)/(b)/
------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities
   (both realized and unrealized)       (0.92)               7.94         (13.37)           (5.11)          (63.58)
------------------------------------------------------------------------------------------------------------------------
   Total from investment operations     (1.12)               7.59         (13.51)           (5.19)          (63.68)
------------------------------------------------------------------------------------------------------------------------
Less distributions from net
 realized gains                            --                  --             --               --            (2.64)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $  23.37          $    24.49       $  16.90       $    30.41       $    35.60
------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                       (4.57)%             44.91%        (44.43)%         (14.58)%         (63.54)%
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                            $892,630          $1,347,335       $853,530       $1,865,251       $2,181,879
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
 assets                                  1.56%/(d)(e)/       1.72%/(e)/     1.77%            1.37%            0.98%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average net assets           (0.86)%/(d)/        (1.53)%        (1.46)%          (1.08)%          (0.47)%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    92%                141%           107%              79%              85%
------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.29), $(0.37) and $(0.33) for the years ended March 31, 2003, 2002 and 2001.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America as such, the net asset value for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions.
/(d)/Ratios are based on average daily net assets of $1,099,128,961.
/(e)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was
     1.58 and 1.75% for the years ended March 31, 2005 and March 31, 2004, respectively.

                                                                       INSTITUTIONAL CLASS
                                     ---------------------------------------------------------------------------------
                                                                      YEAR ENDED MARCH 31,
                                     ---------------------------------------------------------------------------------
                                          2005             2004             2003               2002               2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                              $25.35          $    17.34       $  30.93          $    35.98          $   102.55
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)         (0.02)/(a)/         (0.16)/(a)/    (0.12)/(a)(b)/      (0.16)/(a)(b)/      (0.06)/(b)/
----------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities
   (both realized and unrealized)     (0.89)               8.17         (13.47)              (4.89)             (63.87)
----------------------------------------------------------------------------------------------------------------------------
   Total from investment operations   (0.91)               8.01         (13.59)              (5.05)             (63.93)
----------------------------------------------------------------------------------------------------------------------------
Less distributions from net
 realized gains                          --                  --             --                  --               (2.64)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $24.44          $    25.35       $  17.34          $    30.93          $    35.98
----------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                     (3.59)%             46.19%        (43.94)%            (14.04)%            (63.39)%
----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                            $   11          $1,309,623       $707,040          $1,360,738          $1,396,788
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
 assets                                0.79%/(d)(e)/       0.86%          0.90%               0.74%               0.58%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average net assets         (0.09)%/(d)/        (0.67)%        (0.59)%             (0.46)%             (0.08)%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                  92%                141%           107%                 79%                 85%
----------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.12), $(0.16) and $(0.06) for the years ended March 31, 2003, 2002 and 2001.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America as such, the net asset value for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions.
/(d)/Ratios are based on average daily net assets of $116,061,224.
/(e)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements for the year ended March 31, 2005 was 0.81%.

NOTE 16--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement fund will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement fund by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The IFG and AIM settlement funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading. The settlement funds will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, not to increase certain management fees and to provide more information to investors regarding fees.
  Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.
  If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in two of the underlying lawsuits continue to seek remand of their lawsuit to state court.

  Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. Based on a recent court decision, the state court action has been removed to Federal court.

  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division and subsequently consolidated for pre-trial purposes into one lawsuit.

  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. These actions have been consolidated for pre-trial purposes.

  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Utilities Fund, formerly known as INVESCO Utilities Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

May 20, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS
March 31, 2005

                                                          MARKET
                                              SHARES      VALUE
           ---------------------------------------------------------
           DOMESTIC COMMON STOCKS-82.95%

           DIVERSIFIED METALS & MINING-2.74%
           Peabody Energy Corp.                138,800 $   6,434,768
           ---------------------------------------------------------

           ELECTRIC UTILITIES-42.54%
           Ameren Corp.                        120,000     5,881,200
           ---------------------------------------------------------
           American Electric Power Co., Inc.   100,000     3,406,000
           ---------------------------------------------------------
           CenterPoint Energy, Inc.            310,000     3,729,300
           ---------------------------------------------------------
           Cinergy Corp.                       100,000     4,052,000
           ---------------------------------------------------------
           DTE Energy Co.                       50,000     2,274,000
           ---------------------------------------------------------
           Edison International                190,000     6,596,800
           ---------------------------------------------------------
           Entergy Corp.                       145,000    10,245,700
           ---------------------------------------------------------
           Exelon Corp.                        239,950    11,011,305
           ---------------------------------------------------------
           FirstEnergy Corp.                   180,000     7,551,000
           ---------------------------------------------------------
           FPL Group, Inc.                     215,000     8,632,250
           ---------------------------------------------------------
           OGE Energy Corp.                    100,000     2,695,000
           ---------------------------------------------------------
           PG&E Corp.                          305,000    10,400,500
           ---------------------------------------------------------
           PPL Corp.                           120,000     6,478,800
           ---------------------------------------------------------
           TXU Corp.                           180,000    14,333,400
           ---------------------------------------------------------
           Westar Energy, Inc.                 125,000     2,705,000
           ---------------------------------------------------------
                                                          99,992,255
           ---------------------------------------------------------

           GAS UTILITIES-3.38%
           KeySpan Corp.                       145,000     5,650,650
           ---------------------------------------------------------
           Peoples Energy Corp.                 55,000     2,305,600
           ---------------------------------------------------------
                                                           7,956,250
           ---------------------------------------------------------

           INTEGRATED TELECOMMUNICATION
            SERVICES-4.92%
           Citizens Communications Co.         420,000     5,434,800
           ---------------------------------------------------------
           Sprint Corp.                        270,000     6,142,500
           ---------------------------------------------------------
                                                          11,577,300
           ---------------------------------------------------------

           MULTI-UTILITIES & UNREGULATED
            POWER-19.62%
           Calpine Corp./(a)(b)/             1,400,000     3,920,000
           ---------------------------------------------------------
           Dominion Resources, Inc.            140,000    10,420,200
           ---------------------------------------------------------
           Duke Energy Corp.                    90,000     2,520,900
           ---------------------------------------------------------
           Equitable Resources, Inc.           100,000     5,744,000
           ---------------------------------------------------------
           ONEOK, Inc.                         140,000     4,314,800
           ---------------------------------------------------------
           Questar Corp.                       160,000     9,480,000
           ---------------------------------------------------------
           SCANA Corp.                          76,900     2,939,118
           ---------------------------------------------------------
           Sempra Energy                       170,000     6,772,800
           ---------------------------------------------------------
                                                          46,111,818
           ---------------------------------------------------------

                                                                    MARKET
                                                        SHARES      VALUE
  ----------------------------------------------------------------------------

  OIL & GAS REFINING, MARKETING &
   TRANSPORTATION-8.18%
  Kinder Morgan, Inc.                                    120,000 $   9,084,000
  ----------------------------------------------------------------------------
  Williams Cos., Inc. (The)                              540,000    10,157,400
  ----------------------------------------------------------------------------
                                                                    19,241,400
  ----------------------------------------------------------------------------

  WATER UTILITIES-1.57%
  Aqua America Inc.                                      151,250     3,682,938
  ----------------------------------------------------------------------------
      Total Domestic Common Stocks
       (Cost $143,049,375)                                         194,996,729
  ----------------------------------------------------------------------------
  FOREIGN STOCKS & OTHER
   EQUITY INTERESTS-15.69%

  FRANCE-1.80%
  Veolia Environnement (Multi-Utilities & Unregulated
   Power)/(b)(c)/                                        119,400     4,231,506
  ----------------------------------------------------------------------------

  GERMANY-2.35%
  E.ON A.G. (Electric Utilities)/(c)/                     64,255     5,529,341
  ----------------------------------------------------------------------------

  ITALY-3.86%
  Enel S.p.A. (Electric Utilities)/(b)(c)/               505,000     4,832,055
  ----------------------------------------------------------------------------
  Telecom Italia S.p.A.-Savings Shares (Integrated
   Telecommunication Services)/(c)/                      448,368     1,401,354
  ----------------------------------------------------------------------------
  Terna S.p.A. (Electric Utilities)/(b)(c)/            1,073,100     2,849,842
  ----------------------------------------------------------------------------
                                                                     9,083,251
  ----------------------------------------------------------------------------

  SPAIN-2.10%
  Endesa, S.A. (Electric Utilities)/(b)(c)/              110,938     2,496,768
  ----------------------------------------------------------------------------
  Telefonica, S.A. (Integrated Telecommunication
   Services)/(b)(c)/                                     140,143     2,432,764
  ----------------------------------------------------------------------------
                                                                     4,929,532
  ----------------------------------------------------------------------------

  UNITED KINGDOM-5.58%
  Centrica PLC (Gas Utilities)/(c)/                      809,820     3,533,485
  ----------------------------------------------------------------------------
  National Grid Transco PLC (Multi-Utilities &
   Unregulated Power)/(c)/                               400,000     3,708,663
  ----------------------------------------------------------------------------
  Vodafone Group PLC (Wireless Telecommunication
   Services)/(c)/                                      1,468,018     3,898,729
  ----------------------------------------------------------------------------
  Vodafone Group PLC-ADR (Wireless Telecommunication
   Services)                                              74,100     1,968,096
  ----------------------------------------------------------------------------
                                                                    13,108,973
  ----------------------------------------------------------------------------
      Total Foreign Stocks & Other Equity Interests
       (Cost $29,850,440)                                           36,882,603
  ----------------------------------------------------------------------------

                                                     PRINCIPAL    MARKET
                                                      AMOUNT      VALUE
    ------------------------------------------------------------------------
    NOTES-0.87%

    ELECTRIC UTILITIES-0.54%
    AmerenEnergy Generating Co.-Series C, Sr. Unsec.
     Global Notes, 7.75%, 11/01/05/(d)/              $750,000  $     766,912
    ------------------------------------------------------------------------
    Kansas City Power & Light Co., Sr. Unsec. Notes,
     7.13%, 12/15/05/(d)/                             500,000        511,195
    ------------------------------------------------------------------------
                                                                   1,278,107
    ------------------------------------------------------------------------

    INTEGRATED TELECOMMUNICATION
     SERVICES-0.33%
    British Telecommunications PLC (United Kingdom),
     Global Notes, 7.88%, 12/15/05/(d)/               750,000        771,915
    ------------------------------------------------------------------------
        Notes (Cost $2,249,652)                                    2,050,022
    ------------------------------------------------------------------------

                                                                    MARKET
                                                        SHARES      VALUE
 -----------------------------------------------------------------------------
 MONEY MARKET FUNDS-0.44%
 Premier Portfolio-Institutional Class
  (Cost $1,026,579)/(e)/                               1,026,579 $  1,026,579
 -----------------------------------------------------------------------------
 TOTAL INVESTMENTS-99.95% (excluding investments
  purchased with cash collateral from securities
  loaned) (Cost $176,176,046)                                     234,955,933
 -----------------------------------------------------------------------------
 INVESTMENTS PURCHASED WITH CASH
  COLLATERAL FROM SECURITIES LOANED
 MONEY MARKET FUNDS-4.91%
 Premier Portfolio-Institutional Class/(e)(f)/        11,544,702   11,544,702
 -----------------------------------------------------------------------------
     Total Money Market Funds (purchased with cash
      collateral from securities loaned)
      (Cost $11,544,702)                                           11,544,702
 -----------------------------------------------------------------------------
 TOTAL INVESTMENTS-104.86% (Cost $187,720,748)                    246,500,635
 -----------------------------------------------------------------------------
 OTHER ASSETS LESS LIABILITIES-(4.86%)                            (11,435,748)
 -----------------------------------------------------------------------------
 NET ASSETS-100.00%                                              $235,064,887
 -----------------------------------------------------------------------------

Investment Abbreviations:

ADR- American Depositary Receipt
Sr.- Senior
Unsec.- Unsecured

Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/All or a portion of this security has been pledged as collateral for securities lending transactions at March 31, 2005.
/(c)/In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at March 31, 2005 was $34,914,507, which represented 14.16% of the Fund's Total Investments. See
     Note 1A.
/(d)/In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at March 31, 2005 was $2,050,022, which represented 0.83% of the Fund's Total Investments. See Note 1A.
/(e)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(f)/The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2005

ASSETS:
Investments, at market value (cost $175,149,467)*                     $233,929,354
-----------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $12,571,281)         12,571,281
-----------------------------------------------------------------------------------
    Total investments (cost $187,720,748)                              246,500,635
-----------------------------------------------------------------------------------
Foreign currencies, at market value (cost $61)                                  60
-----------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                         343,680
-----------------------------------------------------------------------------------
  Dividends and interest                                                   533,338
-----------------------------------------------------------------------------------
  Collateral for securities loaned                                         749,230
-----------------------------------------------------------------------------------
  Amount due from advisor                                                   25,756
-----------------------------------------------------------------------------------
  Investments matured (Note 9)                                             298,772
-----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans           67,566
-----------------------------------------------------------------------------------
Other assets                                                                31,044
-----------------------------------------------------------------------------------
    Total assets                                                       248,550,081
-----------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Fund shares reacquired                                                   880,984
-----------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                        87,460
-----------------------------------------------------------------------------------
  Collateral upon return of securities loaned                           12,293,932
-----------------------------------------------------------------------------------
Accrued distribution fees                                                   65,369
-----------------------------------------------------------------------------------
Accrued trustees' fees                                                       3,308
-----------------------------------------------------------------------------------
Accrued transfer agent fees                                                 81,187
-----------------------------------------------------------------------------------
Accrued operating expenses                                                  72,954
-----------------------------------------------------------------------------------
    Total liabilities                                                   13,485,194
-----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $235,064,887
-----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                         $273,823,790
-----------------------------------------------------------------------------------
Undistributed net investment income                                        (15,543)
-----------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 foreign currencies                                                    (93,224,947)
-----------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                             54,481,587
-----------------------------------------------------------------------------------
                                                                      $235,064,887
-----------------------------------------------------------------------------------

          NET ASSETS:
          Class A                                         $113,324,815
          ------------------------------------------------------------
          Class B                                         $ 35,303,124
          ------------------------------------------------------------
          Class C                                         $  6,900,457
          ------------------------------------------------------------
          Investor Class                                  $ 79,536,491
          ------------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Class A                                            9,231,675
          ------------------------------------------------------------
          Class B                                            2,865,959
          ------------------------------------------------------------
          Class C                                              555,922
          ------------------------------------------------------------
          Investor Class                                     6,425,115
          ------------------------------------------------------------
          Class A:
            Net asset value per share                     $      12.28
          ------------------------------------------------------------
            Offering price per share:
             (Net asset value of $12.28 / 94.50%)         $      12.99
          ------------------------------------------------------------
          Class B:
            Net asset value and offering price per share  $      12.32
          ------------------------------------------------------------
          Class C:
            Net asset value and offering price per share  $      12.41
          ------------------------------------------------------------
          Investor Class:
            Net asset value and offering price per share  $      12.38
          ------------------------------------------------------------

* At March 31, 2005, securities with an aggregate market value of $11,866,206 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the year ended March 31, 2005


INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $132,920)                 $ 8,730,411
-----------------------------------------------------------------------------------
Dividends from affiliated money market funds (including securities
 lending income of $178,974 less rebates of $101,509)                      119,541
-----------------------------------------------------------------------------------
Interest                                                                   153,889
-----------------------------------------------------------------------------------
   Total investment income                                               9,003,841
-----------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                            1,624,156
-----------------------------------------------------------------------------------
Administrative services fees                                                85,884
-----------------------------------------------------------------------------------
Custodian fees                                                              28,556
-----------------------------------------------------------------------------------
Distribution fees:
 Class A                                                                   263,126
-----------------------------------------------------------------------------------
 Class B                                                                   329,726
-----------------------------------------------------------------------------------
 Class C                                                                    62,893
-----------------------------------------------------------------------------------
 Investor Class                                                            180,105
-----------------------------------------------------------------------------------
Transfer agent fees                                                        794,855
-----------------------------------------------------------------------------------
Trustees' fees and retirement benefits                                      18,073
-----------------------------------------------------------------------------------
Other                                                                       63,530
-----------------------------------------------------------------------------------
   Total expenses                                                        3,450,904
-----------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset arrangements     (234,210)
-----------------------------------------------------------------------------------
   Net expenses                                                          3,216,694
-----------------------------------------------------------------------------------
Net investment income                                                    5,787,147
-----------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES AND FOREIGN
 CURRENCIES:
Net realized gain from:
 Investment securities                                                   7,917,518
-----------------------------------------------------------------------------------
 Foreign currencies                                                         11,687
-----------------------------------------------------------------------------------
                                                                         7,929,205
-----------------------------------------------------------------------------------
Change in net unrealized appreciation of:
 Investment securities                                                  34,628,048
-----------------------------------------------------------------------------------
 Foreign currencies                                                          1,962
-----------------------------------------------------------------------------------
                                                                        34,630,010
-----------------------------------------------------------------------------------
Net gain from investment securities and foreign currencies              42,559,215
-----------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   $48,346,362
-----------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended March 31, 2005 and 2004

                                                                                                            2005
----------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                                 $  5,787,147
----------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                      7,929,205
----------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities and foreign currencies                   34,630,010
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                  48,346,362
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                                                 (2,901,177)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                   (685,445)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                   (129,399)
----------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                          (2,058,141)
----------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                   (5,774,162)
----------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                 (9,390,014)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                 (5,658,456)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                   (751,072)
----------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                          (3,714,283)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                              (19,513,825)
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                            23,058,375
----------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                      212,006,512
----------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $(15,543) and $(40,215), respectively)  $235,064,887
----------------------------------------------------------------------------------------------------------------------

                                                                                                            2004
---------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                                 $  2,850,802
---------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                     16,033,275
---------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities and foreign currencies                   15,852,281
---------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                  34,736,358
---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                                                   (685,258)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                   (122,921)
---------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                    (31,061)
---------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                          (1,882,805)
---------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                   (2,722,045)
---------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                 90,205,591
---------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                 30,514,206
---------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                  4,962,878
---------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                         (19,748,567)
---------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                              105,934,108
---------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                           137,948,421
---------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                       74,058,091
---------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $(15,543) and $(40,215), respectively)  $212,006,512
---------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Utilities Fund, formerly INVESCO Utilities Fund, (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to achieve capital growth and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                                         RATE
--------------------------------------------------------------------------------
First $350 million                                                         0.75%
--------------------------------------------------------------------------------
Next $350 million                                                          0.65%
--------------------------------------------------------------------------------
Next $1.3 billion                                                          0.55%
--------------------------------------------------------------------------------
Next $2 billion                                                            0.45%
--------------------------------------------------------------------------------
Next $2 billion                                                            0.40%
--------------------------------------------------------------------------------
Next $2 billion                                                           0.375%
--------------------------------------------------------------------------------
Over $8 billion                                                            0.35%
--------------------------------------------------------------------------------

  Prior to September 30, 2004, AIM had entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM paid INVESCO 40% of the fee paid by the Fund to AIM. Effective September 30, 2004, the sub-advisory agreement between AIM and INVESCO was terminated.
  AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C and Investor Class shares to 1.40%, 2.05%, 2.05% and 1.30% of average daily net assets, respectively. In addition, effective April 1, 2005, AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A to 1.30% average daily net assets. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C and Investor Class shares to 1.90%, 2.65%, 2.65% and 1.90% of average daily net assets, respectively, through March 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above:

(i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended March 31, 2005, AIM waived fees of $88,199.
  For the year ended March 31, 2005, at the request of the Trustees of the Trust, AMVESCAP agreed to reimburse $30,770 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, including legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended March 31, 2005, AIM was paid $85,884.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended March 31, 2005, the Fund paid AISI $794,855.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended March 31, 2005, the Class A, Class B, Class C and Investor Class shares paid ADI $263,126, $329,726, $62,893 and $180,105, respectively. Of these amounts, AIM reimbursed Plan fees of $0, $32,973, $6,289 and $72,042, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2005, ADI advised the Fund that it retained $18,371 in front-end sales commissions from the sale of Class A shares and $35, $14,053 and $752 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI, and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the year ended March 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                                   UNREALIZED
                                          MARKET VALUE  PURCHASES  PROCEEDS FROM  APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                                        03/31/04     AT COST       SALES     (DEPRECIATION)   03/31/05    INCOME  GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class*  $4,862,426  $51,426,822 $(55,262,669)      $--        $1,026,579  $42,076      $--
---------------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                                   UNREALIZED
                                          MARKET VALUE  PURCHASES  PROCEEDS FROM  APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                                        03/31/04     AT COST       SALES     (DEPRECIATION)   03/31/05   INCOME** GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class*  $       --  $15,441,748 $ (3,897,046)      $--       $11,544,702  $ 77,465     $--
---------------------------------------------------------------------------------------------------------------------------------
Total                                      $4,862,426  $66,868,570 $(59,159,715)      $--       $12,571,281  $119,541     $--
---------------------------------------------------------------------------------------------------------------------------------

* On February 25, 2005, the Premier Portfolio investments were transferred from the original share class with no name designation to the newly structured share class designated as Institutional Class.
**Net of rebates.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended March 31, 2005, the Fund received credits from these arrangements which resulted in the reduction of the Fund's total expenses of $3,937.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended March 31, 2005, the Fund paid legal fees of $4,201 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended March 31, 2005, the Fund had average interfund borrowings for the number of days the borrowings were outstanding in the amount of $3,144,000 with a weighted average interest rate of 2.20% and interest expense of $189.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended March 31, 2005.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At March 31, 2005, securities with an aggregate value of $11,866,206 were on loan to brokers. The loans were secured by cash collateral of $11,544,702 received by the Fund and subsequently invested in an affiliated money market fund and a receivable of $749,230 for cash collateral held by the agent. For the year ended March 31, 2005, the Fund received dividends on cash collateral of $77,465 for securities lending transactions, which are net of rebates.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended March 31, 2005 and 2004 was as follows:

                                                                2005       2004
----------------------------------------------------------------------------------
Distributions paid from ordinary income                      $5,774,162 $2,722,045
----------------------------------------------------------------------------------

TAX COMPONENTS OF NET ASSETS:

As of March 31, 2005, the components of net assets on a tax basis was as follows:

                                                                           2005
------------------------------------------------------------------------------------
Undistributed ordinary income                                          $     87,029
------------------------------------------------------------------------------------
Unrealized appreciation -- investments                                   53,318,279
------------------------------------------------------------------------------------
Temporary book/tax differences                                              (76,022)
------------------------------------------------------------------------------------
Capital loss carryforward                                               (92,088,189)
------------------------------------------------------------------------------------
Shares of beneficial interest                                           273,823,790
------------------------------------------------------------------------------------
Total net assets                                                       $235,064,887
------------------------------------------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the deferral of losses on wash sales, corporate actions and defaulted bonds. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $5,275.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of March 31, 2005 to utilizing $74,376,234 of capital loss carryforward in the fiscal year ended March 31, 2006.
  The Fund utilized $8,612,509 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of March 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
   EXPIRATION                                                   CARRYFORWARD*
   --------------------------------------------------------------------------
   March 31, 2010                                                $68,055,133
   --------------------------------------------------------------------------
   March 31, 2011                                                 23,729,348
   --------------------------------------------------------------------------
   March 31, 2013                                                    303,708
   --------------------------------------------------------------------------
   Total capital loss carryforward                               $92,088,189
   --------------------------------------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains (losses) as of November 24, 2003, the date of the reorganization of AIM Global Utilities Fund into the Fund, are realized on securities held in each fund at such day, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended March 31, 2005 was $70,248,856 and $88,612,389, respectively.
  At the request of the Trustees, AIM recovered third party research credits during the year ended March 31, 2005, in the amount of $13,881. These research credits were recorded as realized gains.
  Receivable for investments matured represents the estimated proceeds to the Fund by Candescent Technologies Corp., which is in default with respect to the principal payments on $4,866,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which were due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees. Unrealized appreciation (depreciation) at March 31, 2005 was $(4,303,575).

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                     INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $60,836,793
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (7,523,789)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $53,313,004
   -------------------------------------------------------------------------

Cost of investments for tax purposes is $193,486,403.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions on March 31, 2005, undistributed net investment income was increased by $11,687 and undistributed net realized gain (loss) decreased by $11,687. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                     CHANGES IN SHARES OUTSTANDING/(a)/
-------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED MARCH 31,
                                                          --------------------------------------------------
                                                                    2005                      2004
                                                          ------------------------  ------------------------
                                                            SHARES       AMOUNT       SHARES       AMOUNT
-------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                  1,349,057  $ 15,037,912     369,607  $  3,431,799
-------------------------------------------------------------------------------------------------------------
  Class B                                                    686,957     7,827,572     176,285     1,853,321
-------------------------------------------------------------------------------------------------------------
  Class C                                                    218,268     2,494,228     807,064     7,343,248
-------------------------------------------------------------------------------------------------------------
  Investor Class                                           1,519,629    17,110,449   3,818,233    34,835,240
-------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                    229,550     2,550,083      62,226       612,670
-------------------------------------------------------------------------------------------------------------
  Class B                                                     53,977       599,076      10,830       108,358
-------------------------------------------------------------------------------------------------------------
  Class C                                                      9,938       111,371       2,821        27,715
-------------------------------------------------------------------------------------------------------------
  Investor Class                                             172,440     1,934,858     188,941     1,774,589
-------------------------------------------------------------------------------------------------------------
Issued in connection with acquisitions:/(b)/
  Class A                                                         --            --  10,626,480    96,253,467
-------------------------------------------------------------------------------------------------------------
  Class B                                                         --            --   3,885,472    35,282,815
-------------------------------------------------------------------------------------------------------------
  Class C                                                         --            --     583,619     5,339,132
-------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                    388,776     4,257,299     352,095     3,459,012
-------------------------------------------------------------------------------------------------------------
  Class B                                                   (387,695)   (4,257,299)   (351,068)   (3,459,012)
-------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                 (2,825,080)  (31,235,308) (1,376,346)  (13,551,357)
-------------------------------------------------------------------------------------------------------------
  Class B                                                   (901,951)   (9,827,805)   (330,477)   (3,271,276)
-------------------------------------------------------------------------------------------------------------
  Class C                                                   (302,675)   (3,356,671)   (844,282)   (7,747,217)
-------------------------------------------------------------------------------------------------------------
  Investor Class                                          (2,049,799)  (22,759,590) (6,105,643)  (56,358,396)
-------------------------------------------------------------------------------------------------------------
                                                          (1,838,608) $(19,513,825) 11,875,857  $105,934,108
-------------------------------------------------------------------------------------------------------------

/(a)/There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 12% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder are also owned beneficially.
/(b)/As of the opening of business on November 24, 2003, the Fund acquired all of the net assets of AIM Global Utilities Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 9, 2003 and AIM Global Utilities Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 15,095,571 shares of the Fund for 11,435,567 shares of AIM Global Utilities Fund outstanding as of the close of business on November 21, 2003. AIM Global Utilities Fund's net assets at that date of $136,875,414, including $5,828,940 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $73,189,229.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  CLASS A
                                                                   ------------------------------------
                                                                            YEAR ENDED MARCH 31,
                                                                   ------------------------------------
                                                                        2005          2004        2003
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  10.10       $   8.13      $ 10.66
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.30/(a)/      0.22/(a)/    0.16
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      2.18           1.98        (2.40)
---------------------------------------------------------------------------------------------------------
    Total from investment operations                                   2.48           2.20        (2.24)
---------------------------------------------------------------------------------------------------------
Less dividends from net investment income                             (0.30)         (0.23)       (0.29)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  12.28       $  10.10      $  8.13
---------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     24.95%         27.33%      (21.05)%
---------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $113,325       $101,899      $   450
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       1.40%/(c)/     1.40%        1.41%
---------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    1.46%/(c)/     1.77%        1.74%
---------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   2.76%/(c)/     2.27%        2.79%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  33%           101%          64%
---------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
/(c)/Ratios are based on average daily net assets of $105,250,221.

                                                                                 CLASS B
                                                                   ----------------------------------
                                                                           YEAR ENDED MARCH 31,
                                                                   ----------------------------------
                                                                       2005          2004       2003
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 10.13       $  8.15      $ 10.66
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.23/(a)/     0.16/(a)/    0.13
-------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     2.19          1.98        (2.43)
-------------------------------------------------------------------------------------------------------
    Total from investment operations                                  2.42          2.14        (2.30)
-------------------------------------------------------------------------------------------------------
Less dividends from net investment income                            (0.23)        (0.16)       (0.21)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 12.32       $ 10.13      $  8.15
-------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    24.17%        26.47%      (21.67)%
-------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $35,303       $34,606      $   193
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      2.05%/(c)/    2.05%        2.14%
-------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   2.21%/(c)/    2.79%        2.69%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  2.11%/(c)/    1.62%        1.84%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 33%          101%          64%
-------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
/(c)/Ratios are based on average daily net assets of $32,972,575.

                                                                                            CLASS C
                                                                   ----------------------------------------------------
                                                                                      YEAR ENDED MARCH 31,
                                                                   ----------------------------------------------------
                                                                       2005        2004       2003      2002        2001
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.21       $ 8.22      $ 10.63   $ 16.08   $ 20.40
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       0.23/(a)/    0.16/(a)/    0.15      0.03     (0.00)/(a)/
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    2.20         1.98        (2.47)    (5.48)    (3.22)
-----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                 2.43         2.14        (2.32)    (5.45)    (3.22)
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                              (0.23)       (0.15)       (0.09)    (0.00)    (0.10)
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                --           --           --        --     (1.00)
-----------------------------------------------------------------------------------------------------------------------------
    Total distributions                                             (0.23)       (0.15)       (0.09)    (0.00)    (1.10)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $12.41       $10.21      $  8.22   $ 10.63   $ 16.08
-----------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                   24.08%       26.17%      (21.85)%  (33.87)%  (15.83)%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $6,900       $6,437      $   667   $ 1,799   $ 3,579
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     2.05%/(c)/   2.05%        2.05%     2.04%     2.07%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  2.21%/(c)/   3.14%        3.70%     2.45%     2.11%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          2.11%/(c)/   1.62%        1.75%     0.32%    (0.02)%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                33%         101%          64%       56%       49%
-----------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
/(c)/Ratios are based on average daily net assets of $6,289,328.

                                                                                         INVESTOR CLASS
                                                                   --------------------------------------------------------
                                                                                      YEAR ENDED MARCH 31,
                                                                   --------------------------------------------------------
                                                                       2005          2004       2003       2002       2001
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 10.18       $  8.19      $ 10.66   $  16.20   $  20.42
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.31/(a)/     0.22/(a)/    0.23       0.15       0.13
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     2.21          2.01        (2.46)     (5.54)     (3.22)
-----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  2.52          2.23        (2.23)     (5.39)     (3.09)
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.32)        (0.24)       (0.24)     (0.15)     (0.13)
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                 --            --           --         --      (1.00)
-----------------------------------------------------------------------------------------------------------------------------
    Total distributions                                              (0.32)        (0.24)       (0.24)     (0.15)     (1.13)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 12.38       $ 10.18      $  8.19   $  10.66   $  16.20
-----------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    25.08%        27.50%      (20.99)%   (33.34)%   (15.18)%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $79,536       $69,065      $72,749   $124,578   $232,877
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.30%/(c)/    1.30%        1.30%      1.30%      1.30%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.46%/(c)/    2.01%        1.90%      1.57%      1.40%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  2.86%/(c)/    2.37%        2.63%      1.09%      0.74%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 33%          101%          64%        56%        49%
-----------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions.
/(c)/Ratios are based on average daily net assets of $72,041,996.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement fund will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement fund by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The IFG and AIM settlement funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading. The settlement funds will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, not to increase certain management fees and to provide more information to investors regarding fees.
  Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

  Pending Regulatory Civil Action Alleging Market Timing

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.
  If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in two of the underlying lawsuits continue to seek remand of their lawsuit to state court.

  Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. Based on a recent court decision, the state court action has been removed to Federal court.

  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division and subsequently consolidated for pre-trial purposes into one lawsuit.

  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. These actions have been consolidated for pre-trial purposes.

  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

FINANCIALS

SCHEDULE OF INVESTMENTS
September 30, 2005
(Unaudited)

                                                           MARKET
                                              SHARES       VALUE
         -------------------------------------------------------------
         DOMESTIC COMMON STOCKS-83.35%

         COAL & CONSUMABLE FUELS-2.53%
         Peabody Energy Corp.                  363,000 $    30,619,050
         -------------------------------------------------------------

         GAS UTILITIES-1.82%
         Questar Corp.                         250,000      22,030,000
         -------------------------------------------------------------

         INTEGRATED OIL & GAS-17.37%
         Amerada Hess Corp.                    230,000      31,625,000
         -------------------------------------------------------------
         Chevron Corp.                         450,000      29,128,500
         -------------------------------------------------------------
         ConocoPhillips                        557,000      38,939,870
         -------------------------------------------------------------
         Exxon Mobil Corp.                     180,000      11,437,200
         -------------------------------------------------------------
         Marathon Oil Corp.                    515,000      35,498,950
         -------------------------------------------------------------
         Murphy Oil Corp.                      750,000      37,402,500
         -------------------------------------------------------------
         Occidental Petroleum Corp.            310,000      26,483,300
         -------------------------------------------------------------
                                                           210,515,320
         -------------------------------------------------------------

         OIL & GAS DRILLING-10.18%
         GlobalSantaFe Corp.                   650,000      29,653,000
         -------------------------------------------------------------
         Nabors Industries, Ltd./(a)/          520,000      37,351,600
         -------------------------------------------------------------
         Noble Corp.                           500,000      34,230,000
         -------------------------------------------------------------
         Transocean Inc./(a)/                  360,000      22,071,600
         -------------------------------------------------------------
                                                           123,306,200
         -------------------------------------------------------------

         OIL & GAS EQUIPMENT &
          SERVICES-25.53%
         BJ Services Co.                       700,000      25,193,000
         -------------------------------------------------------------
         Cal Dive International, Inc./(a)/     600,000      38,046,000
         -------------------------------------------------------------
         Dresser-Rand Group Inc./(a)/          450,000      11,083,500
         -------------------------------------------------------------
         FMC Technologies, Inc./(a)/           600,000      25,266,000
         -------------------------------------------------------------
         Grant Prideco, Inc./(a)/            1,200,000      48,780,000
         -------------------------------------------------------------
         Halliburton Co.                       525,000      35,973,000
         -------------------------------------------------------------
         National-Oilwell Varco Inc./(a)/      726,000      47,770,800
         -------------------------------------------------------------
         Schlumberger Ltd.                     500,000      42,190,000
         -------------------------------------------------------------
         Weatherford International Ltd./(a)/   510,000      35,016,600
         -------------------------------------------------------------
                                                           309,318,900
         -------------------------------------------------------------

         OIL & GAS EXPLORATION &
          PRODUCTION-14.47%
         Apache Corp.                          610,000      45,884,200
         -------------------------------------------------------------
         Barrett (Bill) Corp./(a)/             850,000      31,297,000
         -------------------------------------------------------------
         Burlington Resources Inc.             150,000      12,198,000
         -------------------------------------------------------------

                                                                  MARKET
                                                     SHARES       VALUE
   --------------------------------------------------------------------------

   OIL & GAS EXPLORATION &
    PRODUCTION-(CONTINUED)
   Cheniere Energy, Inc./(a)/                         655,000 $    27,090,800
   --------------------------------------------------------------------------
   EOG Resources, Inc.                                335,000      25,091,500
   --------------------------------------------------------------------------
   Newfield Exploration Co./(a)/                      400,000      19,640,000
   --------------------------------------------------------------------------
   Noble Energy, Inc.                                 300,000      14,070,000
   --------------------------------------------------------------------------
                                                                  175,271,500
   --------------------------------------------------------------------------

   OIL & GAS REFINING & MARKETING-6.37%
   Sunoco, Inc.                                       300,000      23,460,000
   --------------------------------------------------------------------------
   Valero Energy Corp.                                475,000      53,703,500
   --------------------------------------------------------------------------
                                                                   77,163,500
   --------------------------------------------------------------------------

   OIL & GAS STORAGE &
    TRANSPORTATION-5.08%
   Kinder Morgan, Inc.                                250,000      24,040,000
   --------------------------------------------------------------------------
   Williams Cos., Inc. (The)                        1,500,000      37,575,000
   --------------------------------------------------------------------------
                                                                   61,615,000
   --------------------------------------------------------------------------
       Total Domestic Common Stocks
        (Cost $690,762,036)                                     1,009,839,470
   --------------------------------------------------------------------------
   FOREIGN STOCKS-14.81%

   CANADA-6.05%
   Nexen Inc. (Oil & Gas Exploration & Production)    750,000      35,745,000
   --------------------------------------------------------------------------
   Talisman Energy Inc. (Oil & Gas Exploration &
    Production)                                       770,000      37,606,800
   --------------------------------------------------------------------------
                                                                   73,351,800
   --------------------------------------------------------------------------

   FRANCE-2.92%
   Total S.A.-ADR (Integrated Oil & Gas)              260,000      35,313,200
   --------------------------------------------------------------------------

   ITALY-1.83%
   Eni S.p.A-ADR (Integrated Oil & Gas)               150,000      22,215,000
   --------------------------------------------------------------------------

   UNITED KINGDOM-4.01%
   BP PLC-ADR (Integrated Oil & Gas)                  685,000      48,532,250
   --------------------------------------------------------------------------
       Total Foreign Stocks
        (Cost $116,762,394)                                       179,412,250
   --------------------------------------------------------------------------
   MONEY MARKET FUNDS-1.30%
   Premier Portfolio-Institutional Class
    (Cost $15,844,648)/(b)/                        15,844,648      15,844,648
   --------------------------------------------------------------------------
   TOTAL INVESTMENTS-99.46% (Cost $823,369,078)                 1,205,096,368
   --------------------------------------------------------------------------
   OTHER ASSETS LESS LIABILITIES-0.54%                              6,500,612
   --------------------------------------------------------------------------
   NET ASSETS-100.00%                                         $ 1,211,596,980
   --------------------------------------------------------------------------

Investment Abbreviations:
ADR- American Depositary Receipt
Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2005
(Unaudited)

ASSETS:
Investments, at market value (cost $807,524,430)                  $1,189,251,720
---------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $15,844,648)       15,844,648
---------------------------------------------------------------------------------
    Total investments (cost $823,369,078)                          1,205,096,368
---------------------------------------------------------------------------------
Foreign currencies, at market value (cost $380)                              372
---------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                    15,736,070
---------------------------------------------------------------------------------
  Dividends                                                              487,218
---------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans         48,855
---------------------------------------------------------------------------------
Other assets                                                              84,733
---------------------------------------------------------------------------------
    Total assets                                                   1,221,453,616
---------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Investments purchased                                                7,427,480
---------------------------------------------------------------------------------
  Fund shares reacquired                                               1,674,670
---------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                      66,105
---------------------------------------------------------------------------------
Accrued distribution fees                                                379,580
---------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                          4,830
---------------------------------------------------------------------------------
Accrued transfer agent fees                                              204,355
---------------------------------------------------------------------------------
Accrued operating expenses                                                99,616
---------------------------------------------------------------------------------
    Total liabilities                                                  9,856,636
---------------------------------------------------------------------------------
Net assets applicable to shares outstanding                       $1,211,596,980
---------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                     $  763,120,815
---------------------------------------------------------------------------------
Undistributed net investment income (loss)                            (1,386,435)
---------------------------------------------------------------------------------
Undistributed net realized gain from investment securities and
 foreign currencies                                                   68,135,319
---------------------------------------------------------------------------------
Unrealized appreciation of investment securities                     381,727,281
---------------------------------------------------------------------------------
                                                                  $1,211,596,980
---------------------------------------------------------------------------------


          NET ASSETS:
          Class A                                         $409,296,568
          ------------------------------------------------------------
          Class B                                         $121,122,309
          ------------------------------------------------------------
          Class C                                         $140,266,344
          ------------------------------------------------------------
          Class K                                         $  8,937,184
          ------------------------------------------------------------
          Investor Class                                  $531,974,575
          ------------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Class A                                            9,452,197
          ------------------------------------------------------------
          Class B                                            2,867,303
          ------------------------------------------------------------
          Class C                                            3,372,240
          ------------------------------------------------------------
          Class K                                              224,315
          ------------------------------------------------------------
          Investor Class                                    12,311,828
          ------------------------------------------------------------
          Class A :
            Net asset value per share                     $      43.30
          ------------------------------------------------------------
            Offering price per share:
              (Net asset value of $43.30 / 94.50%)        $      45.82
          ------------------------------------------------------------
          Class B :
            Net asset value and offering price per share  $      42.24
          ------------------------------------------------------------
          Class C :
            Net asset value and offering price per share  $      41.59
          ------------------------------------------------------------
          Class K :
            Net asset value and offering price per share  $      39.84
          ------------------------------------------------------------
          Investor Class:
            Net asset value and offering price per share  $      43.21
          ------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the six months ended September 30, 2005
(Unaudited)


        INVESTMENT INCOME:
        Dividends (net of foreign withholding tax of
         $264,620)                                         $  3,935,303
        ----------------------------------------------------------------
        Dividends from affiliated money market funds
         (includes securities lending income of $52,730,
         after compensation to counterparties of $65,686)       525,784
        ----------------------------------------------------------------
           Total investment income                            4,461,087
        ----------------------------------------------------------------

        EXPENSES:
        Advisory fees                                         2,860,586
        ----------------------------------------------------------------
        Administrative services fees                            117,665
        ----------------------------------------------------------------
        Custodian fees                                           34,424
        ----------------------------------------------------------------
        Distribution fees:
         Class A                                                356,317
        ----------------------------------------------------------------
         Class B                                                396,461
        ----------------------------------------------------------------
         Class C                                                427,080
        ----------------------------------------------------------------
         Class K                                                 13,126
        ----------------------------------------------------------------
         Investor Class                                         537,484
        ----------------------------------------------------------------
        Transfer agent fees                                     838,370
        ----------------------------------------------------------------
        Trustees' and officer's fees and benefits                18,353
        ----------------------------------------------------------------
        Other                                                   225,982
        ----------------------------------------------------------------
           Total expenses                                     5,825,848
        ----------------------------------------------------------------
        Less:Fees waived and expense offset arrangement         (15,535)
        ----------------------------------------------------------------
           Net expenses                                       5,810,313
        ----------------------------------------------------------------
        Net investment income (loss)                         (1,349,226)
        ----------------------------------------------------------------

        REALIZED AND UNREALIZED GAIN (LOSS) FROM
         INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
        Net realized gain (loss) from:
         Investment securities                               68,226,317
        ----------------------------------------------------------------
         Foreign currencies                                     (57,301)
        ----------------------------------------------------------------
                                                             68,169,016
        ----------------------------------------------------------------
        Change in net unrealized appreciation
         (depreciation) of :
         Investment securities                              186,015,561
        ----------------------------------------------------------------
         Foreign currencies                                          (9)
        ----------------------------------------------------------------
                                                            186,015,552
        ----------------------------------------------------------------
        Net gain from investment securities and foreign
         currencies                                         254,184,568
        ----------------------------------------------------------------
        Net increase in net assets resulting from
         operations                                        $252,835,342
        ----------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended September 30, 2005 and the year ended March 31, 2005 (Unaudited)


                                                    SEPTEMBER 30,    MARCH 31,
                                                        2005           2005
--------------------------------------------------------------------------------

OPERATIONS:
 Net investment income (loss)                      $   (1,349,226) $ (1,440,973)
--------------------------------------------------------------------------------
 Net realized gain from investment securities and
   foreign currencies                                  68,169,016    36,043,860
--------------------------------------------------------------------------------
 Change in net unrealized appreciation of
   investment securities and foreign currencies       186,015,552   132,139,532
--------------------------------------------------------------------------------
   Net increase in net assets resulting from
     operations                                       252,835,342   166,742,419
--------------------------------------------------------------------------------
Share transactions-net:
 Class A                                              170,901,287    90,854,796
--------------------------------------------------------------------------------
 Class B                                               41,754,092    22,905,878
--------------------------------------------------------------------------------
 Class C                                               55,885,944    31,055,665
--------------------------------------------------------------------------------
 Class K                                                4,171,242     1,543,733
--------------------------------------------------------------------------------
 Investor Class                                        28,461,023    36,044,906
--------------------------------------------------------------------------------
   Net increase in net assets resulting from
     share transactions                               301,173,588   182,404,978
--------------------------------------------------------------------------------
   Net increase in net assets                         554,008,930   349,147,397
--------------------------------------------------------------------------------

NET ASSETS:
 Beginning of period                                  657,588,050   308,440,653
--------------------------------------------------------------------------------
 End of period (including undistributed net
   investment income (loss) of $(1,386,435) and
   $(37,209), respectively)                        $1,211,596,980  $657,588,050
--------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Energy Fund, formerly INVESCO Energy Fund, (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.
D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

              AVERAGE NET ASSETS                             RATE
              ----------------------------------------------------
              First $350 million                             0.75%
              ----------------------------------------------------
              Next $350 million                              0.65%
              ----------------------------------------------------
              Next $1.3 billion                              0.55%
              ----------------------------------------------------
              Next $2 billion                                0.45%
              ----------------------------------------------------
              Next $2 billion                                0.40%
              ----------------------------------------------------
              Next $2 billion                               0.375%
              ----------------------------------------------------
              Over $8 billion                                0.35%
              ----------------------------------------------------

  AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 1.55%, 2.30%, 2.30%, 1.75% and 1.55% of average daily net assets, respectively. Also, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 1.90%, 2.65%, 2.65%, 2.10% and 1.90% of average daily net assets, respectively, through March 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above:
(i) interest; (ii) taxes; (iii) dividend expense on short sales;
(iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the six months ended September 30, 2005, AIM waived fees of $2,492.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the six months ended September 30, 2005, AMVESCAP's expense reimbursement was less than $100.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended September 30, 2005, AIM was paid $117,665.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended September 30, 2005, the Fund paid AISI $838,370.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class K and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class K and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.45% of the average daily net assets of Class K shares and 0.25% of the average daily net assets of Investor Class shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class K or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended September 30, 2005, the Class A, Class B, Class C, Class K and Investor Class shares paid ADI $356,317, $396,461, $427,080, $13,126 and $537,484, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended September 30, 2005, ADI advised the Fund that it retained $488,255 in front-end sales commissions from the sale of Class A shares and $1,259 $132,035, $26,218 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the six months ended September 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                                    CHANGE IN
                                                                                    UNREALIZED
                                         MARKET VALUE  PURCHASES      PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND
FUND                                       03/31/05     AT COST      FROM SALES   (DEPRECIATION)   09/30/05    INCOME
-----------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class $26,315,584  $307,894,292 $(318,365,228)      $--       $15,844,648  $473,054
-----------------------------------------------------------------------------------------------------------------------


                                          REALIZED
FUND                                     GAIN (LOSS)
----------------------------------------------------
Premier Portfolio -- Institutional Class     $--
----------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                                    CHANGE IN
                                                                                    UNREALIZED
                                         MARKET VALUE  PURCHASES      PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND
FUND                                       03/31/05     AT COST      FROM SALES   (DEPRECIATION)   09/30/05   INCOME*
-----------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class $        --  $106,603,419 $(106,603,419)      $--       $        --  $ 52,730
-----------------------------------------------------------------------------------------------------------------------
Total                                    $26,315,584  $414,497,711 $(424,968,647)      $--       $15,844,648  $525,784
-----------------------------------------------------------------------------------------------------------------------


                                          REALIZED
FUND                                     GAIN (LOSS)
----------------------------------------------------
Premier Portfolio -- Institutional Class     $--
----------------------------------------------------
Total                                        $--
----------------------------------------------------

* Net of compensation to counterparties.

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended September 30, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $13,043.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended September 30, 2005, the Fund paid legal fees of $2,311 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the six months ended September 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At September 30, 2005, there were no securities on loan to brokers. For the six months ended September 30, 2005, the Fund received dividends on cash collateral of $52,730 for securities lending transactions, which are net of compensation to counterparties.

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of March 31, 2005 to utilizing $1,577,866 of capital loss carryforward in the fiscal year ended March 31, 2006.
  The Fund had a capital loss carryforward as of March 31, 2005 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 March 31, 2006                   $1,450,461
                 ---------------------------------------------
                 March 31, 2007                      338,540
                 ---------------------------------------------
                 March 31, 2009                    4,180,954
                 ---------------------------------------------
                 Total capital loss carryforward  $5,969,955
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003, the date of the reorganization of AIM Global Energy Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended September 30, 2005 was $512,150,914 and $207,754,238, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.
  At the request of the Trustee, AIM recovered third party research credits, during the six months ended September 30, 2005, in the amount of $11,074. These research credits were recorded as realized gains.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                     INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $380,178,709
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities           --
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $380,178,709
   -------------------------------------------------------------------------

Cost of investments for tax purposes is $824,917,659.

NOTE 10--SHARE INFORMATION

The Fund currently consists of five different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.
  As of the close of business on August 15, 2005, the Fund limited public sales of its Class K shares to existing Class K shareholders. Subsequent to the end of the reporting period, on October 21, 2005, Class K shares converted to Class A shares and Class K shares are no longer offered publicly for sale. Investor Class shares of the Fund are offered only to certain grandfathered investors.

                                        CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED         YEAR ENDED MARCH 31,
                                                            SEPTEMBER 30, 2005(a)              2005
                                                          ------------------------  -------------------------
                                                            SHARES       AMOUNT       SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                  5,912,985  $219,321,614   4,287,940  $ 122,706,107
--------------------------------------------------------------------------------------------------------------
  Class B                                                  1,653,322    59,203,309   1,461,350     40,038,277
--------------------------------------------------------------------------------------------------------------
  Class C                                                  1,887,172    68,228,706   1,555,291     42,670,079
--------------------------------------------------------------------------------------------------------------
  Class K                                                    192,324     6,440,653     102,116      2,738,142
--------------------------------------------------------------------------------------------------------------
  Investor Class                                           3,308,973   120,323,740   5,562,598    152,006,788
--------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                     58,196     2,093,336     144,941      3,897,072
--------------------------------------------------------------------------------------------------------------
  Class B                                                    (59,558)   (2,093,336)   (147,616)    (3,897,072)
--------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                 (1,434,425)  (50,513,663) (1,351,995)   (35,748,383)
--------------------------------------------------------------------------------------------------------------
  Class B                                                   (453,623)  (15,355,881)   (505,655)   (13,235,327)
--------------------------------------------------------------------------------------------------------------
  Class C                                                   (365,778)  (12,342,762)   (462,765)   (11,614,414)
--------------------------------------------------------------------------------------------------------------
  Class K                                                    (65,784)   (2,269,411)    (48,136)    (1,194,409)
--------------------------------------------------------------------------------------------------------------
  Investor Class                                          (2,555,238)  (91,862,717) (4,375,872)  (115,961,882)
--------------------------------------------------------------------------------------------------------------
                                                           8,078,566  $301,173,588   6,222,197  $ 182,404,978
--------------------------------------------------------------------------------------------------------------

(a)There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 13% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                             CLASS A
                                                                   ------------------------------------------------------
                                                                     SIX MONTHS
                                                                        ENDED
                                                                    SEPTEMBER 30,               YEAR ENDED MARCH 31,
                                                                        2005         ------------------------------------
                                                                   -------------          2005          2004          2003
--------------------------------------------------------------------                 ------------------------------------------
Net asset value, beginning of period                                 $  32.86        $  22.27       $ 16.85       $ 19.26
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.04)/(a)/     (0.09)/(a)/   (0.05)/(a)/   (0.05)/(a)/
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)       10.48           10.68          5.47         (2.36)
-------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                    10.44           10.59          5.42         (2.41)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  43.30        $  32.86       $ 22.27       $ 16.85
-------------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                       31.77%          47.55%        32.17%       (12.51)%
-------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $409,297        $161,529       $40,847       $ 9,131
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         1.25%/(c)/      1.47%         1.66%         1.46%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      1.25%/(c)/      1.48%         1.74%         1.46%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets             (0.20)%/(c)/    (0.32)%       (0.25)%       (0.33)%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                               25%             45%          123%          144%
-------------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of
     $247,573,954.
/(d)/Not annualized for periods less than one year.

                                                                                             CLASS B
                                                                   -----------------------------------------------------
                                                                     SIX MONTHS
                                                                        ENDED                  YEAR ENDED MARCH 31,
                                                                    SEPTEMBER 30,    -----------------------------------
                                                                        2005             2005          2004          2003
--------------------------------------------------------------------                 -----------------------------------------
Net asset value, beginning of period                                 $  32.17        $ 21.94       $ 16.71       $ 19.26
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.16)/(a)/    (0.25)/(a)/   (0.18)/(a)/   (0.17)/(a)/
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)       10.23          10.48          5.41         (2.38)
------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                    10.07          10.23          5.23         (2.55)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  42.24        $ 32.17       $ 21.94       $ 16.71
------------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                       31.30%         46.63%        31.30%       (13.24)%
------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $121,122        $55,559       $20,164       $ 1,502
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         1.96%/(c)/     2.12%         2.31%         2.33%
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      1.96%/(c)/     2.13%         2.59%         2.41%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets             (0.91)%/(c)/   (0.97)%       (0.90)%       (1.16)%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                               25%            45%          123%          144%
------------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $79,075,539. /(d)/Not annualized for periods less than one year.


                                                                      -------------------------------
                                                                        SIX MONTHS
                                                                           ENDED
                                                                       SEPTEMBER 30,
                                                                           2005         -------------
                                                                      -------------         2005
-----------------------------------------------------------------------                 --------------
Net asset value, beginning of period                                    $  31.68        $ 21.60
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                             (0.16)/(a)/    (0.25)/(a)/
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)          10.07          10.33
------------------------------------------------------------------------------------------------------
    Total from investment operations                                        9.91          10.08
------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                                    --             --
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $  41.59        $ 31.68
------------------------------------------------------------------------------------------------------
Total return/(c)/                                                          31.28%         46.67%
------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                $140,266        $58,626
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (including interest expense):
  With fee waivers and/or expense reimbursements                            1.96%/(d)/     2.12%
------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                         1.96%/(d)/     2.13%
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets                (0.91)%/(d)/   (0.97)%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                                  25%            45%
------------------------------------------------------------------------------------------------------

                                                                              CLASS C
                                                                      -------------------------------------------------


                                                                                 YEAR ENDED MARCH 31,
                                                                      -------------------------------------------------
                                                                          2004          2003          2002          2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 16.45       $ 18.98       $ 19.58       $17.39
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.17)/(a)/   (0.11)/(a)/   (0.07)/(b)/  (0.05)/(b)/
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        5.32         (2.42)        (0.53)        3.67
----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                     5.15         (2.53)        (0.60)        3.62
----------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                                 --            --            --        (1.43)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 21.60       $ 16.45       $ 18.98       $19.58
----------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                       31.31%       (13.33)%       (3.06)%      22.35%
----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $16,383       $ 9,566       $12,324       $8,704
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (including interest expense):
  With fee waivers and/or expense reimbursements                         2.31%         2.33%         2.27%        2.05%
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      2.59%         2.53%         2.27%        2.05%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets             (0.90)%       (1.22)%       (1.08)%      (1.10)%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                              123%          144%          144%         166%
----------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.16) and $(0.10) for the years ended March 31, 2002 and 2001, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of $85,182,545. /(e)/Not annualized for periods less than one year.

                                                                                                              CLASS K
                                                                   --------------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,                    YEAR ENDED MARCH 31,
                                                                       2005         ---------------------------------------
                                                                   -------------        2005         2004         2003
--------------------------------------------------------------------                ----------------------------------------
Net asset value, beginning of period                                  $30.26        $20.53       $15.55       $ 17.98
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         (0.06)/(a)/   (0.10)/(a)/  (0.06)/(a)/   (0.14)/(a)/
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)       9.64          9.83         5.04         (2.29)
----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                    9.58          9.73         4.98         (2.43)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $39.84        $30.26       $20.53       $ 15.55
----------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                      31.66%        47.39%       32.03%       (13.52)%
----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $8,937        $2,959       $  899       $   289
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                        1.41%/(d)/    1.57%        1.76%         2.07%
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     1.41%/(d)/    1.58%        3.70%         5.36%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets            (0.36)%/(d)/  (0.42)%      (0.35)%       (0.90)%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                              25%           45%         123%          144%
----------------------------------------------------------------------------------------------------------------------------

                                                                   ------------------------------
                                                                                   NOVEMBER 30, 2000
                                                                                 (DATE SALES COMMENCED)
                                                                                      TO MARCH 31,
                                                                   --------               2001
                                                                       2002      ----------------------
---------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 19.62               $16.76
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.05)/(b)/          (0.15)
-------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    (1.59)                3.01
-------------------------------------------------------------------------------------------------------
    Total from investment operations                                 (1.64)                2.86
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 17.98               $19.62
-------------------------------------------------------------------------------------------------------
Total return/(c)/                                                    (8.36)%              17.06%
-------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $    37               $    1
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     11.62%                3.11%/(e)/
-------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  11.62%                3.11%/(e)/
-------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets         (10.45)%              (2.34)%/(e)/
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                           144%                 166%
-------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.27) for the year ended March 31, 2002.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of $5,817,907. /(e)/Annualized.
/(f)/Not annualized for periods less than one year.

                                                                 INVESTOR CLASS
                          --------------------------------------------------------------------------------------
                            SIX MONTHS
                               ENDED                                   YEAR ENDED MARCH 31,
                           SEPTEMBER 30,    --------------------------------------------------------------------
                               2005              2005           2004           2003           2002           2001
---------------------------                 --------------------------------------------------------------------------
Net asset value,
 beginning of period        $  32.78        $  22.19       $  16.81       $  19.26       $  19.73       $  17.40
----------------------------------------------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income
   (loss)                      (0.03)/(a)/     (0.06)/(a)/    (0.07)/(a)/    (0.10)/(a)/    (0.07)/(a)/    (0.08)/(a)/
----------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on
   securities (both
   realized and
   unrealized)                 10.46           10.65           5.45          (2.35)         (0.40)          3.84
----------------------------------------------------------------------------------------------------------------------
   Total from investment
     operations                10.43           10.59           5.38          (2.45)         (0.47)          3.76
----------------------------------------------------------------------------------------------------------------------
Less distributions from
 net realized gains               --              --             --             --             --          (1.43)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                     $  43.21        $  32.78       $  22.19       $  16.81       $  19.26       $  19.73
----------------------------------------------------------------------------------------------------------------------
Total return/(b)/              31.82%          47.72%         32.00%        (12.72)%        (2.38)%        23.09%
----------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of
 period (000s omitted)      $531,975        $378,915       $230,148       $231,023       $358,439       $445,845
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
 average net assets             1.21%/(c)/      1.37%/(d)/     1.76%          1.69%          1.53%          1.41%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment
 income (loss) to
 average net assets            (0.16)%/(c)/    (0.22)%        (0.35)%        (0.57)%        (0.34)%        (0.35)%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover
 rate/(e)/                        25%             45%           123%           144%           144%           166%
----------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of
     $428,811,962.
/(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.38% fo the year ended March 31, 2005.
/(e)/Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM

Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action
No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.
  On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court, which Conditional Transfer Order was finalized on October 19, 2005. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
     . that the defendants permitted improper market timing and related activity in the AIM Funds;
     .   that certain AIM Funds inadequately employed fair value pricing;
     . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;
     . that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;
     . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and
     . that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under
Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under
Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

FINANCIALS

SCHEDULE OF INVESTMENTS
September 30, 2005
(Unaudited)


                                                                 MARKET
                                                     SHARES      VALUE
      --------------------------------------------------------------------
      COMMON STOCKS-99.09%

      ASSET MANAGEMENT & CUSTODY
       BANKS-8.85%
      Bank of New York Co., Inc. (The)              1,218,000 $ 35,821,380
      --------------------------------------------------------------------
      Federated Investors, Inc.-Class B               454,050   15,088,081
      --------------------------------------------------------------------
      Franklin Resources, Inc.                         51,000    4,281,960
      --------------------------------------------------------------------
      State Street Corp.                              158,500    7,753,820
      --------------------------------------------------------------------
                                                                62,945,241
      --------------------------------------------------------------------

      CONSUMER FINANCE-3.19%
      Capital One Financial Corp.                     285,300   22,687,056
      --------------------------------------------------------------------

      DIVERSIFIED BANKS-13.94%
      Anglo Irish Bank Corp. PLC (Ireland)/(a)/       468,600    6,406,506
      --------------------------------------------------------------------
      Bank of America Corp.                           842,612   35,473,965
      --------------------------------------------------------------------
      U.S. Bancorp                                    534,600   15,011,568
      --------------------------------------------------------------------
      Wachovia Corp.                                  521,200   24,803,908
      --------------------------------------------------------------------
      Wells Fargo & Co.                               298,200   17,465,574
      --------------------------------------------------------------------
                                                                99,161,521
      --------------------------------------------------------------------

      DIVERSIFIED CAPITAL MARKETS-1.43%
      UBS A.G. (Switzerland)                          119,000   10,174,500
      --------------------------------------------------------------------

      INSURANCE BROKERS-5.17%
      Aon Corp.                                       461,900   14,817,752
      --------------------------------------------------------------------
      Marsh & McLennan Cos., Inc.                     722,000   21,941,580
      --------------------------------------------------------------------
                                                                36,759,332
      --------------------------------------------------------------------

      INVESTMENT BANKING &
       BROKERAGE-10.80%
      Lehman Brothers Holdings Inc.                   111,700   13,010,816
      --------------------------------------------------------------------
      Merrill Lynch & Co., Inc.                       665,600   40,834,560
      --------------------------------------------------------------------
      Morgan Stanley                                  426,400   23,000,016
      --------------------------------------------------------------------
                                                                76,845,392
      --------------------------------------------------------------------

      LIFE & HEALTH INSURANCE-3.30%
      Prudential Financial, Inc.                      347,000   23,443,320
      --------------------------------------------------------------------

      MULTI-LINE INSURANCE-7.72%
      American International Group, Inc.              140,852    8,727,190
      --------------------------------------------------------------------
      Genworth Financial Inc.-Class A                 265,400    8,556,496
      --------------------------------------------------------------------
      Hartford Financial Services Group, Inc. (The)   487,600   37,628,092
      --------------------------------------------------------------------
                                                                54,911,778
      --------------------------------------------------------------------

                                                                 MARKET
                                                     SHARES      VALUE
     ---------------------------------------------------------------------

     OTHER DIVERSIFIED FINANCIAL
      SERVICES-14.29%
     Citigroup Inc.                                 1,179,801 $ 53,704,542
     ---------------------------------------------------------------------
     JPMorgan Chase & Co.                           1,412,472   47,925,175
     ---------------------------------------------------------------------
                                                               101,629,717
     ---------------------------------------------------------------------

     PROPERTY & CASUALTY INSURANCE-9.61%
     ACE Ltd.                                         678,200   31,922,874
     ---------------------------------------------------------------------
     Chubb Corp. (The)                                 74,000    6,626,700
     ---------------------------------------------------------------------
     MBIA Inc.                                        252,000   15,276,240
     ---------------------------------------------------------------------
     St. Paul Travelers Cos., Inc. (The)              323,467   14,513,964
     ---------------------------------------------------------------------
                                                                68,339,778
     ---------------------------------------------------------------------

     REGIONAL BANKS-7.59%
     Cullen/Frost Bankers, Inc.                       157,200    7,756,248
     ---------------------------------------------------------------------
     Fifth Third Bancorp                              526,050   19,321,817
     ---------------------------------------------------------------------
     North Fork Bancorp., Inc.                        478,500   12,201,750
     ---------------------------------------------------------------------
     SunTrust Banks, Inc.                             111,500    7,743,675
     ---------------------------------------------------------------------
     Zions Bancorp.                                    98,200    6,992,822
     ---------------------------------------------------------------------
                                                                54,016,312
     ---------------------------------------------------------------------

     SPECIALIZED CONSUMER SERVICES-1.16%
     H&R Block, Inc.                                  344,000    8,249,120
     ---------------------------------------------------------------------

     THRIFTS & MORTGAGE FINANCE-12.04%
     Fannie Mae                                       825,700   37,007,874
     ---------------------------------------------------------------------
     Freddie Mac                                      435,700   24,599,622
     ---------------------------------------------------------------------
     Hudson City Bancorp, Inc.                        596,700    7,100,730
     ---------------------------------------------------------------------
     PMI Group, Inc. (The)                            425,600   16,968,672
     ---------------------------------------------------------------------
                                                                85,676,898
     ---------------------------------------------------------------------
         Total Common Stocks (Cost $565,825,373)               704,839,965
     ---------------------------------------------------------------------
     MONEY MARKET FUNDS-0.90%
     Premier Portfolio-Institutional Class
      (Cost $6,398,215)/(b)/                        6,398,215    6,398,215
     ---------------------------------------------------------------------
     TOTAL INVESTMENTS-99.99% (Cost $572,223,588)              711,238,180
     ---------------------------------------------------------------------
     OTHER ASSETS LESS LIABILITIES-0.01%                            60,424
     ---------------------------------------------------------------------
     NET ASSETS-100.00%                                       $711,298,604
     ---------------------------------------------------------------------

Notes to Schedule of Investments:
/(a)/In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at September 30, 2005 represented 0.90% of the Fund's Net Assets. See Note 1A.
/(b)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2005
(Unaudited)

ASSETS:
Investments, at market value (cost $565,825,373)                       $704,839,965
-----------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $6,398,215)            6,398,215
-----------------------------------------------------------------------------------
    Total investments (cost $572,223,588)                               711,238,180
-----------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                        1,175,174
-----------------------------------------------------------------------------------
  Dividends                                                                 887,317
-----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans           152,391
-----------------------------------------------------------------------------------
Other assets                                                                 22,982
-----------------------------------------------------------------------------------
    Total assets                                                        713,476,044
-----------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Fund shares reacquired                                                  1,523,658
-----------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                        205,464
-----------------------------------------------------------------------------------
Accrued distribution fees                                                   184,856
-----------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                             6,139
-----------------------------------------------------------------------------------
Accrued transfer agent fees                                                 150,741
-----------------------------------------------------------------------------------
Accrued operating expenses                                                  106,582
-----------------------------------------------------------------------------------
    Total liabilities                                                     2,177,440
-----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                            $711,298,604
-----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                          $497,136,329
-----------------------------------------------------------------------------------
Undistributed net investment income                                       7,133,766
-----------------------------------------------------------------------------------
Undistributed net realized gain from investment securities and foreign
 currencies                                                              68,013,916
-----------------------------------------------------------------------------------
Unrealized appreciation of investment securities                        139,014,593
-----------------------------------------------------------------------------------
                                                                       $711,298,604
-----------------------------------------------------------------------------------


          NET ASSETS:
          Class A                                         $ 70,330,812
          ------------------------------------------------------------
          Class B                                         $ 55,367,547
          ------------------------------------------------------------
          Class C                                         $ 19,459,719
          ------------------------------------------------------------
          Class K                                         $    984,007
          ------------------------------------------------------------
          Investor Class                                  $565,156,519
          ------------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Class A                                            2,507,693
          ------------------------------------------------------------
          Class B                                            1,985,754
          ------------------------------------------------------------
          Class C                                              713,500
          ------------------------------------------------------------
          Class K                                               35,879
          ------------------------------------------------------------
          Investor Class                                    20,046,366
          ------------------------------------------------------------
          Class A:
            Net asset value per share                     $      28.05
          ------------------------------------------------------------
            Offering price per share:
              (Net asset value of $28.05 / 94.50%)        $      29.68
          ------------------------------------------------------------
          Class B:
            Net asset value and offering price per share  $      27.88
          ------------------------------------------------------------
          Class C:
            Net asset value and offering price per share  $      27.27
          ------------------------------------------------------------
          Class K:
            Net asset value and offering price per share  $      27.43
          ------------------------------------------------------------
          Investor Class:
            Net asset value and offering price per share  $      28.19
          ------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the six months ended September 30, 2005
(Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $105,684)                                 $ 9,098,856
---------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds                                               223,093
---------------------------------------------------------------------------------------------------
    Total investment income                                                              9,321,949
---------------------------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                                            2,647,266
---------------------------------------------------------------------------------------------------
Administrative services fees                                                               108,744
---------------------------------------------------------------------------------------------------
Custodian fees                                                                              30,160
---------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                  117,984
---------------------------------------------------------------------------------------------------
  Class B                                                                                  306,116
---------------------------------------------------------------------------------------------------
  Class C                                                                                  109,899
---------------------------------------------------------------------------------------------------
  Class K                                                                                    2,498
---------------------------------------------------------------------------------------------------
  Investor Class                                                                           760,873
---------------------------------------------------------------------------------------------------
Transfer agent fees                                                                        964,278
---------------------------------------------------------------------------------------------------
Trustees' and officer's fees and benefits                                                   21,411
---------------------------------------------------------------------------------------------------
Other                                                                                      225,863
---------------------------------------------------------------------------------------------------
    Total expenses                                                                       5,295,092
---------------------------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset arrangements                      (14,711)
---------------------------------------------------------------------------------------------------
    Net expenses                                                                         5,280,381
---------------------------------------------------------------------------------------------------
Net investment income                                                                    4,041,568
---------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
Net realized gain from:
  Investment securities                                                                 22,015,747
---------------------------------------------------------------------------------------------------
  Foreign currencies                                                                         1,735
---------------------------------------------------------------------------------------------------
                                                                                        22,017,482
---------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investment securities             (146,778)
---------------------------------------------------------------------------------------------------
Net gain from investment securities and foreign currencies                              21,870,704
---------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $25,912,272
---------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended September 30, 2005 and the year ended March 31, 2005 (Unaudited)

                                                                                                            SEPTEMBER 30,
                                                                                                                2005
---------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                                     $   4,041,568
---------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                          22,017,482
---------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies           (146,778)
---------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                            25,912,272
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                                                              --
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                              --
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                              --
---------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                              --
---------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                                       --
---------------------------------------------------------------------------------------------------------------------------
    Total distributions from net investment income                                                                     --
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                                                                              --
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                              --
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                              --
---------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                              --
---------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                                       --
---------------------------------------------------------------------------------------------------------------------------
    Total distributions from net realized gains                                                                        --
---------------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                                --
---------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                     (14,114,555)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                     (11,845,231)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                      (5,150,365)
---------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                        (182,472)
---------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                              (87,982,904)
---------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                  (119,275,527)
---------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                     (93,363,255)
---------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                                                                                         804,661,859
---------------------------------------------------------------------------------------------------------------------------
  End of period (including undistributed net investment income of $7,133,766 and $3,092,198, respectively)  $ 711,298,604
---------------------------------------------------------------------------------------------------------------------------

                                                                                                               MARCH 31,
                                                                                                                 2005
---------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                                     $    7,549,010
---------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                           92,919,090
---------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies        (135,106,035)
---------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                            (34,637,935)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                                                         (609,121)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                         (140,374)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                          (54,592)
---------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                           (7,095)
---------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                                (5,291,880)
---------------------------------------------------------------------------------------------------------------------------
    Total distributions from net investment income                                                              (6,103,062)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                                                                       (7,597,576)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                       (6,185,077)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                       (2,405,416)
---------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                         (101,359)
---------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                               (58,366,582)
---------------------------------------------------------------------------------------------------------------------------
    Total distributions from net realized gains                                                                (74,656,010)
---------------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                        (80,759,072)
---------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                      (18,261,084)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                      (16,948,631)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                      (10,921,389)
---------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                         (332,292)
---------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                              (124,630,423)
---------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                   (171,093,819)
---------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                     (286,490,826)
---------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                                                                                        1,091,152,685
---------------------------------------------------------------------------------------------------------------------------
  End of period (including undistributed net investment income of $7,133,766 and $3,092,198, respectively)  $  804,661,859
---------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Financial Services Fund, formerly INVESCO Financial Services Fund, (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.
D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

              AVERAGE NET ASSETS                             RATE
              ----------------------------------------------------
              First $350 million                             0.75%
              ----------------------------------------------------
              Next $350 million                              0.65%
              ----------------------------------------------------
              Next $1.3 billion                              0.55%
              ----------------------------------------------------
              Next $2 billion                                0.45%
              ----------------------------------------------------
              Next $2 billion                                0.40%
              ----------------------------------------------------
              Next $2 billion                               0.375%
              ----------------------------------------------------
              Over $8 billion                                0.35%
              ----------------------------------------------------

  AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 1.30%, 2.05%, 2.05%, 1.50% and 1.30% of average daily net assets, respectively. Also, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 1.90%, 2.65%, 2.65%, 2.10% and 1.90% of average daily net assets, respectively, through March 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above:
(i) interest; (ii) taxes; (iii) dividend expense on short sales;
(iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the six months ended September 30, 2005, AIM waived fees of $1,521.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the six months ended September 30, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $156.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended September 30, 2005, AIM was paid $108,744.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended September 30, 2005, the Fund paid AISI $964,278.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class K and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class K and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.45% of the average daily net assets of Class K shares and 0.25% of the average daily net assets of Investor Class shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class K or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended September 30, 2005, the Class A, Class B, Class C, Class K and Investor Class shares paid ADI $117,984, $306,116, $109,899, $2,498 and $760,873, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended September 30, 2005, ADI advised the Fund that it retained $7,282 in front-end sales commissions from the sale of Class A shares and $12, $6,718, $948 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in an affiliated money market fund for the six months ended September 30, 2005.

                                                                                 CHANGE IN
                                                                                 UNREALIZED
                                      MARKET VALUE  PURCHASES   PROCEEDS FROM   APPRECIATION  MARKET VALUE DIVIDEND REALIZED GAIN
FUND                                    03/31/05     AT COST        SALES      (DEPRECIATION)   09/30/05    INCOME     (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class $25,338,683  $100,866,665 $(119,807,133)      $--        $6,398,215  $223,093      $--
---------------------------------------------------------------------------------------------------------------------------------

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended September 30, 2005, the Fund received credits from these arrangements which resulted in the reduction of the Fund's total expenses of $13,034.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended September 30, 2005, the Fund paid legal fees of $2,598 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the six months ended September 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.
  The Fund did not have a capital loss carryforward as of March 31, 2005.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended September 30, 2005 was $19,893,332 and $116,015,392, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.
  At the request of the Trustee, AIM recovered third party research credits, during the six months ended September 30, 2005, in the amount of $3,119. These research credits were recorded as realized gains.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                      INVESTMENT SECURITIES ON A TAX BASIS
   --------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $171,709,127
   --------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (33,253,407)
   --------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $138,455,720
   --------------------------------------------------------------------------

Cost of investments for tax purposes is $572,782,460.

NOTE 9--SHARE INFORMATION

The Fund currently consists of five different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.
  As of the close of business on August 15, 2005, the Fund limited public sales of Class K shares to existing Class K shareholders. Subsequent to the end of the reporting period, on October 21, 2005, Class K shares converted to Class A shares and Class K shares are no longer offered publicly for sale. Investor Class shares of the Fund are offered only to certain grandfathered investors.

                                         CHANGES IN SHARES OUTSTANDING
---------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED              YEAR ENDED
                                                                SEPTEMBER 30,                MARCH 31,
                                                                   2005(a)                      2005
                                                          -------------------------  -------------------------
                                                            SHARES        AMOUNT       SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                    297,294  $   8,257,539     266,900  $   7,830,418
---------------------------------------------------------------------------------------------------------------
  Class B                                                     37,685      1,041,633     101,606      2,984,407
---------------------------------------------------------------------------------------------------------------
  Class C                                                     23,234        627,825      70,133      2,026,953
---------------------------------------------------------------------------------------------------------------
  Class K                                                      4,228        115,494      18,153        527,485
---------------------------------------------------------------------------------------------------------------
  Investor Class                                             548,101     15,343,973   1,488,790     43,945,228
---------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                         --             --     266,982      7,643,700
---------------------------------------------------------------------------------------------------------------
  Class B                                                         --             --     206,921      5,922,067
---------------------------------------------------------------------------------------------------------------
  Class C                                                         --             --      82,697      2,314,688
---------------------------------------------------------------------------------------------------------------
  Class K                                                         --             --       3,869        108,455
---------------------------------------------------------------------------------------------------------------
  Investor Class                                                  --             --   2,145,370     61,722,150
---------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                     69,951      1,931,055     158,966      4,634,274
---------------------------------------------------------------------------------------------------------------
  Class B                                                    (70,234)    (1,931,055)   (159,324)    (4,634,274)
---------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                   (869,856)   (24,303,149) (1,308,010)   (38,369,476)
---------------------------------------------------------------------------------------------------------------
  Class B                                                   (394,909)   (10,955,809)   (725,853)   (21,220,831)
---------------------------------------------------------------------------------------------------------------
  Class C                                                   (212,640)    (5,778,190)   (531,289)   (15,263,030)
---------------------------------------------------------------------------------------------------------------
  Class K                                                    (10,811)      (297,966)    (33,160)      (968,232)
---------------------------------------------------------------------------------------------------------------
  Investor Class                                          (3,672,176)  (103,326,877) (7,815,338)  (230,297,801)
---------------------------------------------------------------------------------------------------------------
                                                          (4,250,133) $(119,275,527) (5,762,587) $(171,093,819)
---------------------------------------------------------------------------------------------------------------

/(a)/There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 22% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                                   ---------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,            YEAR ENDED MARCH 31,
                                                                       2005         ----------------------------------
                                                                   -------------        2005         2004        2003
--------------------------------------------------------------------                ------------------------------------
Net asset value, beginning of period                                  $ 27.16       $ 30.83      $  21.68      $ 28.22
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  0.15/(a)/     0.23/(a)/     0.16/(a)/    0.06
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        0.74         (1.19)         9.10        (6.37)
------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                     0.89         (0.96)         9.26        (6.31)
------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                     --         (0.20)        (0.11)       (0.20)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                    --         (2.51)           --        (0.03)
------------------------------------------------------------------------------------------------------------------------
    Total distributions                                                    --         (2.71)        (0.11)       (0.23)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 28.05       $ 27.16      $  30.83      $ 21.68
------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                        3.28%        (3.57)%       42.78%      (22.36)%
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $70,331       $81,761      $111,766      $ 5,311
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         1.34%/(c)/    1.38%         1.41%        1.38%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      1.34%/(c)/    1.39%         1.66%        1.51%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                     1.08%/(c)/    0.79%         0.55%        0.49%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                                3%           53%           57%          60%
------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $77,984,886. /(d)/Not annualized for periods less than one year.

                                                                                          CLASS B
                                                                   ---------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,            YEAR ENDED MARCH 31,
                                                                       2005         ----------------------------------
                                                                   -------------        2005         2004        2003
--------------------------------------------------------------------                ------------------------------------
Net asset value, beginning of period                                  $ 27.10       $ 30.82      $ 21.74       $ 28.22
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                           0.05/(a)/     0.04/(a)/   (0.03)/(a)/   (0.03)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        0.73         (1.19)        9.11         (6.30)
------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                     0.78         (1.15)        9.08         (6.33)
------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                     --         (0.06)       (0.00)        (0.11)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                    --         (2.51)          --         (0.04)
------------------------------------------------------------------------------------------------------------------------
    Total distributions                                                    --         (2.57)       (0.00)        (0.15)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 27.88       $ 27.10      $ 30.82       $ 21.74
------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                        2.88%        (4.19)%      41.78%       (22.48)%
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $55,368       $65,390      $92,137       $   990
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         2.04%/(c)/    2.03%        2.06%         2.09%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      2.04%/(c)/    2.04%        2.34%         2.40%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets              0.38%/(c)/    0.14%       (0.10)%       (0.20)%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                                3%           53%          57%           60%
------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $61,055,846. /(d)/Not annualized for periods less than one year.


                                                                   ------------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,
                                                                       2005         -------------
                                                                   -------------        2005
--------------------------------------------------------------------                --------------
Net asset value, beginning of period                                  $ 26.51       $ 30.20
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                           0.05/(a)/     0.04/(a)/
--------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        0.71         (1.16)
--------------------------------------------------------------------------------------------------
    Total from investment operations                                     0.76         (1.12)
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                     --         (0.06)
--------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                    --         (2.51)
--------------------------------------------------------------------------------------------------
    Total distributions                                                    --         (2.57)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 27.27       $ 26.51
--------------------------------------------------------------------------------------------------
Total return/(b)/                                                        2.87%        (4.18)%
--------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $19,460       $23,932
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                  2.04%/(c)/    2.03%/(d)/
--------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets              0.38%/(c)/    0.14%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                                3%           53%
--------------------------------------------------------------------------------------------------

                                                                        CLASS C
                                                                   ------------------------------------------


                                                                          YEAR ENDED MARCH 31,
                                                                   ------------------------------------------
                                                                       2004        2003      2002        2001
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 21.38       $ 27.89   $ 28.72   $ 27.06
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.12)/(a)/   (0.25)    (0.10)    (0.09)/(a)/
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     8.94         (6.22)     0.87      3.05
------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  8.82         (6.47)     0.77      2.96
------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.00)           --        --     (0.08)
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                 --         (0.04)    (1.60)    (1.22)
------------------------------------------------------------------------------------------------------------------
    Total distributions                                              (0.00)        (0.04)    (1.60)    (1.30)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 30.20       $ 21.38   $ 27.89   $ 28.72
------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    41.27%       (23.22)%    2.98%    10.87%
------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $38,696       $10,026   $16,880   $12,221
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               2.38%         2.45%     2.07%     1.85%
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.42)%       (0.68)%   (0.57)%   (0.31)%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                            57%           60%       81%       99%
------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $21,919,833. /(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.04% for the year ended March 31, 2005.
/(e)/Not annualized for periods less than one year.

                                                                                                        CLASS K
                                                                   --------------------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,                YEAR ENDED MARCH 31,
                                                                       2005        ----------------------------------------
                                                                   -------------      2005        2004       2003        2002
--------------------------------------------------------------------               -----------------------------------------------
Net asset value, beginning of period                                  $26.58       $30.23      $21.27      $ 27.69   $28.67
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          0.13/(a)/    0.20/(a)/   0.12/(a)/    0.15    (0.03)/(a)/
----------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)       0.72        (1.16)       8.93        (6.41)    0.90
----------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                    0.85        (0.96)       9.05        (6.26)    0.87
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                    --        (0.18)      (0.09)       (0.12)   (0.25)
----------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                   --        (2.51)         --        (0.04)   (1.60)
----------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                                   --        (2.69)      (0.09)       (0.16)   (1.85)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $27.43       $26.58      $30.23      $ 21.27   $27.69
----------------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                       3.20%       (3.66)%     42.61%      (22.62)%   3.38%
----------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $  984       $1,129      $1,621      $ 1,348   $1,033
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                        1.49%/(c)/   1.48%       1.51%        1.78%    1.63%
----------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     1.49%/(c)/   1.49%       2.24%        2.13%    1.63%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets             0.93%/(c)/   0.69%       0.45%        0.18%   (0.12)%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                               3%          53%         57%          60%      81%
----------------------------------------------------------------------------------------------------------------------------------

                                                                   ------------
                                                                   NOVEMBER 30, 2000
                                                                      (DATE SALES
                                                                     COMMENCED) TO
                                                                       MARCH 31,
                                                                         2001
-------------------------------------------------------------------
Net asset value, beginning of period                                    $29.35
-------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                           (0.17)
-------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        (0.38)
-------------------------------------------------------------------------------------
    Total from investment operations                                     (0.55)
-------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                   (0.13)
-------------------------------------------------------------------------------------
  Distributions from net realized gains                                     --
-------------------------------------------------------------------------------------
    Total distributions                                                  (0.13)
-------------------------------------------------------------------------------------
Net asset value, end of period                                          $28.67
-------------------------------------------------------------------------------------
Total return/(b)/                                                        (1.97)%
-------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                $    1
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                          3.35%/(d)/
-------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                       3.35%/(d)/
-------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets              (1.80)%/(d)/
-------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                                99%
-------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $1,107,431. /(d)/Annualized.
/(e)/Not annualized for periods less than one year.


                                                                   -------------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,
                                                                       2005         --------------
                                                                   -------------         2005
--------------------------------------------------------------------                ---------------
Net asset value, beginning of period                                 $  27.30       $  30.96
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  0.16/(a)/      0.27/(a)/
---------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        0.73          (1.19)
---------------------------------------------------------------------------------------------------
    Total from investment operations                                     0.89          (0.92)
---------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                     --          (0.23)
---------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                    --          (2.51)
---------------------------------------------------------------------------------------------------
    Total distributions                                                    --          (2.74)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  28.19       $  27.30
---------------------------------------------------------------------------------------------------
Total return/(b)/                                                        3.26%         (3.44)%
---------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $565,157       $632,450
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                  1.29%/(c)/     1.28%/(d)/
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                     1.13%/(c)/     0.89%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                                3%            53%
---------------------------------------------------------------------------------------------------

                                                                     INVESTOR CLASS
                                                                   ------------------------------------------------


                                                                          YEAR ENDED MARCH 31,
                                                                   ------------------------------------------------
                                                                       2004         2003       2002        2001
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  21.77      $  28.22   $    28.88  $    27.13
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.15/(a)/     0.10         0.07        0.10
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      9.14         (6.42)        0.94        2.97
-------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   9.29         (6.32)        1.01        3.07
-------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.10)        (0.10)       (0.07)      (0.10)
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --         (0.03)       (1.60)      (1.22)
-------------------------------------------------------------------------------------------------------------------
    Total distributions                                               (0.10)        (0.13)       (1.67)      (1.32)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  30.96      $  21.77   $    28.22  $    28.88
-------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     42.73%       (22.39)%       3.82%      11.25%
-------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $846,933      $734,440   $1,234,230  $1,368,583
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.42%         1.40%        1.27%       1.25%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   0.54%         0.38%        0.24%       0.36%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                             57%           60%          81%         99%
-------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of
     $607,035,099.
/(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.29% for the year ended March 31, 2005.
/(e)/Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action
No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.
  On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court, which Conditional Transfer Order was finalized on October 19, 2005. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
     . that the defendants permitted improper market timing and related activity in the AIM Funds;
     .   that certain AIM Funds inadequately employed fair value pricing;
     . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;
     . that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

     . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and
     . that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).
These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under
Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under
Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

FINANCIALS

SCHEDULE OF INVESTMENTS
September 30, 2005
(Unaudited)

                                                                 MARKET
                                                     SHARES      VALUE
    --------------------------------------------------------------------------
    DOMESTIC COMMON STOCKS-67.52%

    DIVERSIFIED METALS & MINING-16.68%
    BHP Billiton Ltd.-ADR/(a)/                        150,000 $   5,127,000
    --------------------------------------------------------------------------
    Freeport-McMoRan Copper & Gold, Inc.-Class B      200,000     9,718,000
    --------------------------------------------------------------------------
    Inco Ltd./(a)/                                    110,000     5,208,500
    --------------------------------------------------------------------------
    Ivanhoe Mines Ltd./(a)(b)/                        550,000     4,598,000
    --------------------------------------------------------------------------
                                                                 24,651,500
    --------------------------------------------------------------------------

    GOLD-39.30%
    Agnico-Eagle Mines Ltd./(a)/                      100,000     1,481,000
    --------------------------------------------------------------------------
    Barrick Gold Corp.                                250,000     7,262,500
    --------------------------------------------------------------------------
    Bema Gold Corp./(b)/                            1,000,000     2,690,000
    --------------------------------------------------------------------------
    Cambior Inc./(b)/                               1,700,000     3,621,000
    --------------------------------------------------------------------------
    Glamis Gold Ltd./(a)(b)/                          315,000     6,961,500
    --------------------------------------------------------------------------
    Gold Fields Ltd.-ADR/(a)/                         525,000     7,628,250
    --------------------------------------------------------------------------
    Goldcorp Inc.                                     300,000     6,012,000
    --------------------------------------------------------------------------
    Harmony Gold Mining Co. Ltd.-ADR/(a)/             165,000     1,805,100
    --------------------------------------------------------------------------
    Meridian Gold Inc./(a)(b)/                        300,000     6,573,000
    --------------------------------------------------------------------------
    Newmont Mining Corp./(a)/                         150,000     7,075,500
    --------------------------------------------------------------------------
    Placer Dome Inc./(a)/                             300,000     5,145,000
    --------------------------------------------------------------------------
    Randgold Resources Ltd.-ADR/(a)(b)/               117,006     1,839,334
    --------------------------------------------------------------------------
                                                                 58,094,184
    --------------------------------------------------------------------------

    PRECIOUS METALS & MINERALS-11.54%
    Compania de Minas Buenaventura S.A.A.-ADR         210,000     6,520,500
    --------------------------------------------------------------------------
    Gammon Lake Resources Inc./(b)/                   600,000     4,890,000
    --------------------------------------------------------------------------
    Pan American Silver Corp./(a)(b)/                 320,000     5,651,200
    --------------------------------------------------------------------------
                                                                 17,061,700
    --------------------------------------------------------------------------
      Total Domestic Common Stocks
       (Cost $85,558,396)                                        99,807,384
    --------------------------------------------------------------------------
    FOREIGN STOCKS-23.40%

    CANADA-15.18%
    Aber Diamond Corp. (Precious Metals & Minerals)   130,000     4,751,666
    --------------------------------------------------------------------------
    Eldorado Gold Corp. (Gold)/(b)/                 1,650,000     5,832,294
    --------------------------------------------------------------------------
    Gabriel Resources Ltd. (Gold)/(b)/                239,700       478,266
    --------------------------------------------------------------------------
    IAMGOLD Corp. (Gold)                              500,000     3,668,029
    --------------------------------------------------------------------------

                                                                    MARKET
                                                       SHARES       VALUE
 -----------------------------------------------------------------------------

 CANADA-(CONTINUED)
 Kinross Gold Corp. (Gold)/(b)/                         600,000 $   4,608,041
 -----------------------------------------------------------------------------
 Pacific Rim Mining Corp. (Precious Metals &
  Minerals)/(b)/                                      1,254,900     1,079,252
 -----------------------------------------------------------------------------
 Rio Narcea Gold Mines Ltd. (Gold)/(b)/                 515,900       718,777
 -----------------------------------------------------------------------------
 Solitario Resources Corp. (Precious Metals &
  Minerals)/(a)(b)/                                     631,000       949,688
 -----------------------------------------------------------------------------
 SouthernEra Diamonds, Inc.-Class A (Precious Metals
  & Minerals)/(b)/                                    1,025,000       352,612
 -----------------------------------------------------------------------------
                                                                   22,438,625
 -----------------------------------------------------------------------------

 SOUTH AFRICA-4.62%
 Impala Platinum Holdings Ltd. (Precious Metals &
  Minerals)/(c)/                                         60,000     6,821,828
 -----------------------------------------------------------------------------

 UNITED KINGDOM-3.60%
 Rio Tinto PLC (Diversified Metals & Mining)/(c)/       130,000     5,327,690
 -----------------------------------------------------------------------------
   Total Foreign Stocks
    (Cost $30,066,152)                                             34,588,143
 -----------------------------------------------------------------------------

 GOLD BULLION-4.75%
 Gold Bullion (Cost $4,266,032)/(d)/                     14,974     7,027,298
 -----------------------------------------------------------------------------

 MONEY MARKET FUNDS-2.54%
 Premier Portfolio-Institutional Class
  (Cost $3,753,106)/(e)/                              3,753,106     3,753,106
 -----------------------------------------------------------------------------
   TOTAL INVESTMENTS-98.21% (excluding
    investments purchased with cash collateral from
    securities loaned)
    (Cost $123,643,686)                                           145,175,931
 -----------------------------------------------------------------------------
 INVESTMENTS PURCHASED WITH CASH
  COLLATERAL FROM SECURITIES LOANED

 MONEY MARKET FUNDS-20.83%
 Premier Portfolio-Institutional Class/(e)(f)/       30,791,941    30,791,941
 -----------------------------------------------------------------------------
   Total Money Market Funds (purchased with cash
    collateral from securities loaned)
    (Cost $30,791,941)                                             30,791,941
 -----------------------------------------------------------------------------
 TOTAL INVESTMENTS-119.04%
  (Cost $154,435,627)                                             175,967,872
 -----------------------------------------------------------------------------
 OTHER ASSETS LESS LIABILITIES-(19.04%)                           (28,140,126)
 -----------------------------------------------------------------------------
 NET ASSETS-100.00%                                             $ 147,827,746
 -----------------------------------------------------------------------------


Investment Abbreviations:
ADR- American Depositary Receipt

Notes to Schedule of Investments:
/(a)/All or a portion of this security has been pledged as collateral for securities lending transactions at September 30, 2005.
/(b)/Non-income producing security.
/(c)/In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at September 30, 2005 was $12,149,518, which represented 8.22% of the Fund's Total Net Assets. See
     Note 1A.
/(d)/Investments in other than a securities-Gold Bullion. See Note 1I. /(e)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(f)/The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2005
(Unaudited)

ASSETS:
Investments, at market value (cost $115,624,548)*                     $ 134,395,527
------------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $34,545,047)          34,545,047
------------------------------------------------------------------------------------
Investments in Gold Bullion (cost $4,266,032)                             7,027,298
------------------------------------------------------------------------------------
    Total investments (cost $154,435,627)                               175,967,872
------------------------------------------------------------------------------------
Foreign currencies, at market value (cost $51,439)                           49,875
------------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                        6,014,396
------------------------------------------------------------------------------------
  Fund shares sold                                                          810,067
------------------------------------------------------------------------------------
  Dividends                                                                  45,443
------------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans            22,698
------------------------------------------------------------------------------------
Other assets                                                                 15,513
------------------------------------------------------------------------------------
    Total assets                                                        182,925,864
------------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Investments purchased                                                   3,498,586
------------------------------------------------------------------------------------
  Fund shares reacquired                                                    628,456
------------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                         30,456
------------------------------------------------------------------------------------
  Collateral upon return of securities loaned                            30,791,941
------------------------------------------------------------------------------------
Accrued distribution fees                                                    38,006
------------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                             3,413
------------------------------------------------------------------------------------
Accrued transfer agent fees                                                  47,383
------------------------------------------------------------------------------------
Accrued operating expenses                                                   59,877
------------------------------------------------------------------------------------
    Total liabilities                                                    35,098,118
------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $ 147,827,746
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                         $ 252,302,166
------------------------------------------------------------------------------------
Undistributed net investment income (loss)                               (5,804,979)
------------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 foreign currencies                                                    (120,200,121)
------------------------------------------------------------------------------------
Unrealized appreciation of investment securities and
 foreign currencies                                                      21,530,680
------------------------------------------------------------------------------------
                                                                      $ 147,827,746
------------------------------------------------------------------------------------


          NET ASSETS:
          Class A                                         $ 16,014,198
          ------------------------------------------------------------
          Class B                                         $ 11,301,634
          ------------------------------------------------------------
          Class C                                         $  7,669,857
          ------------------------------------------------------------
          Investor Class                                  $112,842,057
          ------------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE, UNLIMITED
           NUMBER OF SHARES AUTHORIZED:
          Class A                                            3,746,795
          ------------------------------------------------------------
          Class B                                            2,662,866
          ------------------------------------------------------------
          Class C                                            1,704,414
          ------------------------------------------------------------
          Investor Class                                    26,241,923
          ------------------------------------------------------------
          Class A :
            Net asset value per share                     $       4.27
          ------------------------------------------------------------
            Offering price per share:
              (Net asset value of $4.27 / 94.50%)         $       4.52
          ------------------------------------------------------------
          Class B :
            Net asset value and offering price per share  $       4.24
          ------------------------------------------------------------
          Class C :
            Net asset value and offering price per share  $       4.50
          ------------------------------------------------------------
          Investor Class:
            Net asset value and offering price per share  $       4.30
          ------------------------------------------------------------

* At September 30, 2005, securities with an aggregate market value of $29,766,612 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the six months ended September 30, 2005
(Unaudited)

 INVESTMENT INCOME:
 Dividends (net of foreign withholding tax of $25,364)             $   711,060
 ------------------------------------------------------------------------------
 Dividends from affiliated money market funds (includes
  securities lending income of $36,372 less compensation to
  counterparties of $185,350.)                                          83,221
 ------------------------------------------------------------------------------
    Total investment income                                            794,281
 ------------------------------------------------------------------------------

 EXPENSES:
 Advisory fees                                                         468,734
 ------------------------------------------------------------------------------
 Administrative services fees                                           25,068
 ------------------------------------------------------------------------------
 Custodian fees                                                         14,758
 ------------------------------------------------------------------------------
 Distribution fees:
  Class A                                                               17,352
 ------------------------------------------------------------------------------
  Class B                                                               43,757
 ------------------------------------------------------------------------------
  Class C                                                               32,438
 ------------------------------------------------------------------------------
  Investor Class                                                       122,408
 ------------------------------------------------------------------------------
 Transfer agent fees                                                   152,182
 ------------------------------------------------------------------------------
 Trustees' and officer's fees and benefits                               9,317
 ------------------------------------------------------------------------------
 Other                                                                  83,070
 ------------------------------------------------------------------------------
    Total expenses                                                     969,084
 ------------------------------------------------------------------------------
 Less:Fees waived, expenses reimbursed and expense offset
      arrangement                                                       (3,065)
 ------------------------------------------------------------------------------
    Net expenses                                                       966,019
 ------------------------------------------------------------------------------
 Net investment income (loss)                                         (171,738)
 ------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES AND
  FOREIGN CURRENCIES:
 Net realized gain from:
  Investment securities                                             12,374,063
 ------------------------------------------------------------------------------
  Foreign currencies                                                    30,961
 ------------------------------------------------------------------------------
                                                                    12,405,024
 ------------------------------------------------------------------------------
 Change in net unrealized appreciation of:
  Investment securities                                             12,638,845
 ------------------------------------------------------------------------------
  Foreign currencies                                                     1,677
 ------------------------------------------------------------------------------
                                                                    12,640,522
 ------------------------------------------------------------------------------
 Net gain from investment securities and foreign currencies         25,045,546
 ------------------------------------------------------------------------------
 Net increase in net assets resulting from operations              $24,873,808
 ------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended September 30, 2005 and the year ended March 31, 2005 (Unaudited)

                                                             SEPTEMBER 30,   MARCH 31,
                                                                 2005          2005
----------------------------------------------------------------------------------------

OPERATIONS:
 Net investment income (loss)                                $   (171,738) $   (977,849)
----------------------------------------------------------------------------------------
 Net realized gain from investment securities and foreign
   currencies                                                  12,405,024    28,652,468
----------------------------------------------------------------------------------------
 Change in net unrealized appreciation (depreciation) of
   investment securities and foreign currencies                12,640,522   (37,533,429)
----------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                                24,873,808    (9,858,810)
----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
 Class A                                                               --       (93,795)
----------------------------------------------------------------------------------------
 Class B                                                               --       (73,836)
----------------------------------------------------------------------------------------
 Class C                                                               --       (46,359)
----------------------------------------------------------------------------------------
 Investor Class                                                        --    (1,172,562)
----------------------------------------------------------------------------------------
   Decrease in net assets resulting from distributions                 --    (1,386,552)
----------------------------------------------------------------------------------------
Share transactions-net:
 Class A                                                        2,669,623     2,697,442
----------------------------------------------------------------------------------------
 Class B                                                          939,169     2,105,942
----------------------------------------------------------------------------------------
 Class C                                                         (482,809)    2,395,226
----------------------------------------------------------------------------------------
 Investor Class                                                (7,205,187)  (15,067,517)
----------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     share transactions                                        (4,079,204)   (7,868,907)
----------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                       20,794,604   (19,114,269)
----------------------------------------------------------------------------------------

NET ASSETS:
 Beginning of period                                          127,033,142   146,147,411
----------------------------------------------------------------------------------------
 End of period (including undistributed net investment
   income (loss) of $(5,804,979) and $(5,633,241),
   respectively)                                             $147,827,746  $127,033,142
----------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Gold & Precious Metals Fund, formerly INVESCO Gold & Precious Metals Fund, (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.
D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
I. GOLD BULLION -- The Fund may invest up to 10% of its total assets, at the time of purchase, directly in gold bullion. The two largest national producers of gold bullion are the Republic of South Africa and the former states of the Soviet Union. International monetary and political developments such as currency devaluations, central bank movements and social and economic conditions affecting either country may have a direct impact on the gold industry. The price of gold can be subject to substantial fluctuations over short periods of time. Investments directly in gold bullion will earn no income; appreciation is the sole manner in which the Fund can realize gains on bullion investments. Gold bullion is valued based upon daily quotes provided by banks or brokers dealing in such commodities.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

              AVERAGE NET ASSETS                             RATE
              ----------------------------------------------------
              First $350 million                             0.75%
              ----------------------------------------------------
              Next $350 million                              0.65%
              ----------------------------------------------------
              Next $1.3 billion                              0.55%
              ----------------------------------------------------
              Next $2 billion                                0.45%
              ----------------------------------------------------
              Next $2 billion                                0.40%
              ----------------------------------------------------
              Next $2 billion                               0.375%
              ----------------------------------------------------
              Over $8 billion                                0.35%
              ----------------------------------------------------

  AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C and Investor Class shares to 1.90%, 2.65%, 2.65% and 1.90% of average daily net assets, respectively, through March 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the six months ended September 30, 2005, AIM waived fees of $848.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the six months ended September 30, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $175.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended September 30, 2005, AIM was paid $25,068.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended September 30, 2005, the Fund paid AISI $152,182.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended September 30, 2005, the Class A, Class B, Class C and Investor Class shares paid ADI $17,352, $43,757, $32,438 and $122,408, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended September 30, 2005, ADI advised the Fund that it retained $8,429 in front-end sales commissions from the sale of Class A shares and $0, $9,080 and $452 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the six months ended September 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                                  CHANGE IN
                                                                                  UNREALIZED                         REALIZED
                                         MARKET VALUE  PURCHASES  PROCEEDS FROM  APPRECIATION  MARKET VALUE DIVIDEND   GAIN
FUND                                       03/31/05     AT COST       SALES     (DEPRECIATION)   09/30/05    INCOME   (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class  $1,047,383  $32,084,077 $(29,378,354)      $--        $3,753,106  $46,849    $--
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                                    CHANGE IN
                                                                                    UNREALIZED                         REALIZED
                                         MARKET VALUE  PURCHASES   PROCEEDS FROM   APPRECIATION  MARKET VALUE DIVIDEND   GAIN
FUND                                       03/31/05     AT COST        SALES      (DEPRECIATION)   09/30/05   INCOME*   (LOSS)
-------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class  $8,909,192  $ 98,333,560 $ (76,450,811)      $--       $30,791,941  $36,372    $--
-------------------------------------------------------------------------------------------------------------------------------
Total                                     $9,956,575  $130,417,637 $(105,829,165)      $--       $34,545,047  $83,221    $--
-------------------------------------------------------------------------------------------------------------------------------

* Net of compensation to counterparties.

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended September 30, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $2,042.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended September 30, 2005, the Fund paid legal fees of $1,607 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the six months ended September 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At September 30, 2005, securities with an aggregate value of $29,766,612 were on loan to brokers. The loans were secured by cash collateral of $30,791,941 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended September 30, 2005, the Fund received dividends on cash collateral of $36,372 for securities lending transactions, which are net of compensation to counterparties.

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund had a capital loss carryforward as of March 31, 2005 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 March 31, 2006                  $ 62,921,708
                 ---------------------------------------------
                 March 31, 2007                    30,924,521
                 ---------------------------------------------
                 March 31, 2009                    37,453,344
                 ---------------------------------------------
                 March 31, 2010                     1,092,909
                 ---------------------------------------------
                 Total capital loss carryforward $132,392,482
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended September 30, 2005 was $34,577,762 and $44,389,460, respectively. For the interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as wash sales that have occurred since the prior fiscal year-end.
  At the request of the Trustees, AIM recovered third party research credits during the year ended March 31, 2006, in the amount of $15,226. These research credits were recorded as realized gains.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                     INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of:
     Investment securities                                      $23,518,934
   -------------------------------------------------------------------------
     Gold Bullion                                                 2,761,266
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (8,048,771)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $18,231,429
   -------------------------------------------------------------------------

Cost of investments for tax purposes is $153,470,411.
Cost of Gold Bullion for tax purposes is $4,266,032.

NOTE 10--SHARE INFORMATION

The Fund currently consists of four different classes of shares: Class A shares, Class B shares, Class C shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

  Investor Class shares of the Fund are offered only to certain grandfathered investors.

                           CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------
                                   SIX MONTHS ENDED              YEAR ENDED
                               ------------------------  -------------------------
                                SEPTEMBER 30, 2005/(a)/        MARCH 31, 2005
                               ------------------------  -------------------------
                                 SHARES       AMOUNT        SHARES       AMOUNT
-----------------------------------------------------------------------------------
Sold:
 Class A                        2,009,840  $  7,341,235    3,288,755  $ 11,829,894
-----------------------------------------------------------------------------------
 Class B                          791,754     2,903,771    1,946,374     6,878,345
-----------------------------------------------------------------------------------
 Class C                          438,014     1,727,068    1,718,862     6,596,274
-----------------------------------------------------------------------------------
 Investor Class                 2,683,820     9,857,547    6,331,925    22,395,640
-----------------------------------------------------------------------------------
Issued as reinvestment of
 dividends:
 Class A                               --            --       24,681        88,604
-----------------------------------------------------------------------------------
 Class B                               --            --       17,083        61,330
-----------------------------------------------------------------------------------
 Class C                               --            --       11,479        43,618
-----------------------------------------------------------------------------------
 Investor Class                        --            --      311,578     1,124,797
-----------------------------------------------------------------------------------
Automatic conversion of Class
 B shares to Class A shares:
 Class A                           35,512       128,847       48,957       173,885
-----------------------------------------------------------------------------------
 Class B                          (35,714)     (128,847)     (48,993)     (173,885)
-----------------------------------------------------------------------------------
Reacquired:
 Class A                       (1,286,570)   (4,800,459)  (2,693,506)   (9,394,941)
-----------------------------------------------------------------------------------
 Class B                         (521,503)   (1,835,755)  (1,328,313)   (4,659,848)
-----------------------------------------------------------------------------------
 Class C                         (598,168)   (2,209,877)  (1,154,957)   (4,244,666)
-----------------------------------------------------------------------------------
 Investor Class                (4,673,993)  (17,062,734) (11,007,214)  (38,587,954)
-----------------------------------------------------------------------------------
                               (1,157,008) $ (4,079,204)  (2,533,289) $ (7,868,907)
-----------------------------------------------------------------------------------

/(a)/There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 17% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                                   -----------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,            YEAR ENDED MARCH 31,
                                                                       2005          -----------------------------
                                                                   -------------         2005        2004       2003
--------------------------------------------------------------------                 -----------------------------------
Net asset value, beginning of period                                  $  3.55        $  3.81       $ 2.39   $ 2.29
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.00)/(a)/    (0.03)/(a)/  (0.01)   (0.02)/(a)/
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        0.72          (0.20)        1.56     0.12
------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                     0.72          (0.23)        1.55     0.10
------------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                                  --          (0.03)       (0.13)      --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  4.27        $  3.55       $ 3.81   $ 2.39
------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                       20.28%         (5.89)%      65.02%    4.37%
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $16,014        $10,609       $8,844   $1,514
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         1.50%/(c)/     1.69%        2.13%    2.09%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      1.50%/(c)/     1.71%        2.13%    2.11%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets             (0.22)%/(c)/   (0.78)%      (1.29)%  (1.09)%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                               28%            51%          48%      84%
------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $11,797,762. /(d)/Not annualized for periods less than one year.

                                                                                         CLASS B
                                                                   ----------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,            YEAR ENDED MARCH 31,
                                                                       2005          ----------------------------
                                                                   -------------         2005       2004       2003
--------------------------------------------------------------------                 ----------------------------------
Net asset value, beginning of period                                  $  3.54        $ 3.82       $ 2.39   $ 2.29
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.02)/(a)/   (0.05)/(a)/  (0.01)   (0.02)/(a)/
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        0.72         (0.20)        1.57     0.12
-----------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                     0.70         (0.25)        1.56     0.10
-----------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                                  --         (0.03)       (0.13)      --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  4.24        $ 3.54       $ 3.82   $ 2.39
-----------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                       19.77%        (6.48)%      65.26%    4.37%
-----------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $11,302        $8,593       $7,042   $2,315
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                  2.21%/(c)/    2.34%/(d)/   2.28%    2.18%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets             (0.93)%/(c)/  (1.43)%      (1.44)%  (1.12)%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                               28%           51%          48%      84%
-----------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $8,727,576. /(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.36%.
/(e)/Not annualized for periods less than one year.

                                                                                                    CLASS C
                                                                   ------------------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,                      YEAR ENDED MARCH 31,
                                                                       2005         -------------------------------------------
                                                                   -------------        2005       2004       2003       2002
--------------------------------------------------------------------                --------------------------------------------
Net asset value, beginning of period                                  $ 3.75        $ 4.04       $ 2.52   $ 2.42       $ 1.53
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         (0.02)/(a)/   (0.05)/(a)/  (0.04)   (0.00)/(b)/  (0.07)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)       0.77         (0.22)        1.67     0.10         0.96
--------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                    0.75         (0.27)        1.63     0.10         0.89
--------------------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                                 --         (0.02)       (0.11)      --           --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 4.50        $ 3.75       $ 4.04   $ 2.52       $ 2.42
--------------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                      20.00%        (6.58)%      64.70%    4.13%       58.17%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $7,670        $6,993       $5,208   $2,459       $  515
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                 2.21%/(d)/    2.34%/(e)/   2.69%    2.65%        3.33%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets            (0.93)%/(d)/  (1.43)%      (1.85)%  (1.60)%      (1.67)%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                              28%           51%          48%      84%          46%
--------------------------------------------------------------------------------------------------------------------------------

                                                                   -------



                                                                   -------
                                                                       2001
-------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 1.60
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.01)/(a)/
-------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)   (0.02)
-------------------------------------------------------------------------------
    Total from investment operations                                (0.03)
-------------------------------------------------------------------------------
Less dividends from net investment income                           (0.04)
-------------------------------------------------------------------------------
Net asset value, end of period                                     $ 1.53
-------------------------------------------------------------------------------
Total return/(c)/                                                   (1.95)%
-------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $   57
-------------------------------------------------------------------------------
Ratio of expenses to average net assets                              3.38%
-------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets         (1.41)%
-------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                           90%
-------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book/tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.04), for the year ended March 31, 2003.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of $6,469,829. /(e)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.36%.
/(f)/Not annualized for periods less than one year.


                                                                   --------------------------------
                                                                     SIX MONTHS
                                                                        ENDED
                                                                    SEPTEMBER 30,
                                                                        2005         --------------
                                                                   -------------          2005
--------------------------------------------------------------------                 ---------------
Net asset value, beginning of period                                 $   3.57        $   3.84
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.00)/(a)/     (0.02)/(a)/
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        0.73           (0.21)
----------------------------------------------------------------------------------------------------
    Total from investment operations                                     0.73           (0.23)
----------------------------------------------------------------------------------------------------
Less dividends from net investment income                                  --           (0.04)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $   4.30        $   3.57
----------------------------------------------------------------------------------------------------
Total return/(b)/                                                       20.45%          (6.00)%
----------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $112,842        $100,838
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                  1.46%/(c)/      1.59%/(d)/
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets             (0.18)%/(c)/    (0.68)%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                               28%             51%
----------------------------------------------------------------------------------------------------

                                                                     INVESTOR CLASS
                                                                   --------------------------------------------


                                                                           YEAR ENDED MARCH 31,
                                                                   --------------------------------------------
                                                                      2004        2003         2002        2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $   2.40   $  2.29       $   1.43   $  1.60
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.05)    (0.02)/(a)/    (0.01)    (0.01)/(a)/
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      1.63      0.13           0.87     (0.12)
--------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   1.58      0.11           0.86     (0.13)
--------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                             (0.14)       --             --     (0.04)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $   3.84   $  2.40       $   2.29   $  1.43
--------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     65.92%     4.80%         60.14%    (8.38)%
--------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $125,053   $98,388       $104,831   $64,429
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.93%     1.88%          2.10%     2.34%
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (1.09)%   (0.79)%        (0.80)%   (0.99)%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                             48%       84%            46%       90%
--------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Is not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $97,659,014. /(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.61% for the six months ended September 30, 2005 and the year ended
     March 31, 2005.
/(e)/Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action
No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.
  On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court, which Conditional Transfer Order was finalized on October 19, 2005. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
     . that the defendants permitted improper market timing and related activity in the AIM Funds;
     .   that certain AIM Funds inadequately employed fair value pricing;
     . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;
     . that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;
     . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

     . that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under
Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under
Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

FINANCIALS

SCHEDULE OF INVESTMENTS
September 30, 2005
(Unaudited)

                                                                   MARKET
                                                       SHARES      VALUE
    ------------------------------------------------------------------------
    DOMESTIC COMMON STOCKS & OTHER
     EQUITY INTERESTS-79.22%

    ADVERTISING-6.76%
    Harte-Hanks, Inc.                                   246,450 $  6,513,674
    ------------------------------------------------------------------------
    Omnicom Group Inc./(a)/                             588,000   49,174,440
    ------------------------------------------------------------------------
                                                                  55,688,114
    ------------------------------------------------------------------------

    APPAREL, ACCESSORIES & LUXURY
     GOODS-3.05%
    Carter's, Inc./(a)(b)/                               62,400    3,544,320
    ------------------------------------------------------------------------
    Polo Ralph Lauren Corp./(a)/                        428,800   21,568,640
    ------------------------------------------------------------------------
                                                                  25,112,960
    ------------------------------------------------------------------------

    BREWERS-1.23%
    Anheuser-Busch Cos., Inc.                           235,900   10,153,136
    ------------------------------------------------------------------------

    BROADCASTING & CABLE TV-14.75%
    Cablevision Systems Corp.-Class A/(b)/              765,493   23,477,670
    ------------------------------------------------------------------------
    Clear Channel Communications, Inc.                  296,549    9,753,497
    ------------------------------------------------------------------------
    Comcast Corp.-Class A/(b)/                          425,300   12,495,314
    ------------------------------------------------------------------------
    Discovery Holding Co.-Class A/(a)(b)/               261,468    3,775,598
    ------------------------------------------------------------------------
    Discovery Holding Co.-Class B/(b)/                   17,992      265,382
    ------------------------------------------------------------------------
    EchoStar Communications Corp.-Class A/(a)/          349,485   10,334,271
    ------------------------------------------------------------------------
    Gray Television, Inc./(a)/                          534,300    5,658,237
    ------------------------------------------------------------------------
    Liberty Global, Inc.-Class A/(b)/                   220,489    5,970,842
    ------------------------------------------------------------------------
    Liberty Global, Inc.-Series C/(b)/                  220,489    5,677,592
    ------------------------------------------------------------------------
    Liberty Media Corp.-Class A/(b)/                  2,614,689   21,048,246
    ------------------------------------------------------------------------
    Liberty Media Corp.-Class B/(b)/                    179,925    1,484,381
    ------------------------------------------------------------------------
    NTL Inc./(a)(b)/                                     58,500    3,907,800
    ------------------------------------------------------------------------
    Scripps Co. (E.W.) (The)-Class A/(a)/               137,300    6,860,881
    ------------------------------------------------------------------------
    Sinclair Broadcast Group, Inc.-Class A/(a)/         537,000    4,763,190
    ------------------------------------------------------------------------
    Spanish Broadcasting System, Inc.-Class A/(a)(b)/   246,100    1,766,998
    ------------------------------------------------------------------------
    Univision Communications Inc.-Class A/(a)(b)/       160,100    4,247,453
    ------------------------------------------------------------------------
                                                                 121,487,352
    ------------------------------------------------------------------------

    CASINOS & GAMING-9.93%
    Aztar Corp./(b)/                                    122,100    3,761,901
    ------------------------------------------------------------------------
    Harrah's Entertainment, Inc.                        748,700   48,807,753
    ------------------------------------------------------------------------
    International Game Technology/(a)/                  583,540   15,755,580
    ------------------------------------------------------------------------
    MGM MIRAGE/(b)/                                     220,032    9,630,801
    ------------------------------------------------------------------------
    Wynn Resorts, Ltd./(b)/                              85,900    3,878,385
    ------------------------------------------------------------------------
                                                                  81,834,420
    ------------------------------------------------------------------------

                                                                 MARKET
                                                       SHARES    VALUE
     ---------------------------------------------------------------------

     DIVERSIFIED COMMERCIAL & PROFESSIONAL
      SERVICES-2.14%
     Cendant Corp.                                     852,800 $17,601,792
     ---------------------------------------------------------------------

     FOOTWEAR-0.69%
     NIKE, Inc.-Class B                                 69,400   5,668,592
     ---------------------------------------------------------------------

     GENERAL MERCHANDISE STORES-0.71%
     Target Corp.                                      112,700   5,852,511
     ---------------------------------------------------------------------

     HOME ENTERTAINMENT SOFTWARE-0.40%
     Electronic Arts Inc./(b)/                          58,400   3,322,376
     ---------------------------------------------------------------------

     HOME IMPROVEMENT RETAIL-0.90%
     Home Depot, Inc. (The)                            193,441   7,377,840
     ---------------------------------------------------------------------

     HOTELS, RESORTS & CRUISE LINES-11.08%
     Carnival Corp./(a)(c)/                            520,100  25,994,598
     ---------------------------------------------------------------------
     Hilton Hotels Corp.                               753,956  16,828,298
     ---------------------------------------------------------------------
     Marriott International, Inc.-Class A/(a)/         220,200  13,872,600
     ---------------------------------------------------------------------
     Royal Carribbean Cruises Ltd./(a)/                265,944  11,488,781
     ---------------------------------------------------------------------
     Starwood Hotels & Resorts Worldwide, Inc./(a)(d)/ 403,860  23,088,676
     ---------------------------------------------------------------------
                                                                91,272,953
     ---------------------------------------------------------------------

     INTERNET RETAIL-1.36%
     Blue Nile, Inc./(a)(b)/                           208,800   6,606,432
     ---------------------------------------------------------------------
     Expedia, Inc./(b)/                                101,150   2,003,782
     ---------------------------------------------------------------------
     IAC/InterActiveCorp./(b)/                         101,150   2,564,153
     ---------------------------------------------------------------------
                                                                11,174,367
     ---------------------------------------------------------------------

     INTERNET SOFTWARE & SERVICES-1.69%
     Yahoo! Inc./(b)/                                  410,500  13,891,320
     ---------------------------------------------------------------------

     INVESTMENT COMPANIES-EXCHANGE TRADED
      FUNDS-3.42%
     iShares Russell 3000 Index Fund/(a)/              118,300   8,393,385
     ---------------------------------------------------------------------
     iShares S&P 500 Index Fund                         81,000   9,950,850
     ---------------------------------------------------------------------
     S&P 500 Depositary Receipts Trust-Series 1         80,000   9,843,200
     ---------------------------------------------------------------------
                                                                28,187,435
     ---------------------------------------------------------------------

     LEISURE FACILITIES-0.32%
     Cedar Fair, L.P.                                   89,200   2,675,108
     ---------------------------------------------------------------------

     LEISURE PRODUCTS-1.82%
     Hasbro, Inc./(a)/                                 323,200   6,350,880
     ---------------------------------------------------------------------
     Marvel Entertainment, Inc./(a)(b)/                110,300   1,971,061
     ---------------------------------------------------------------------
     Mattel, Inc./(a)/                                 234,300   3,908,124
     ---------------------------------------------------------------------
     Polaris Industries Inc./(a)/                       55,500   2,750,025
     ---------------------------------------------------------------------
                                                                14,980,090
     ---------------------------------------------------------------------

                                                                        MARKET
                                                            SHARES      VALUE
---------------------------------------------------------------------------------

MOVIES & ENTERTAINMENT-9.11%
News Corp.-Class A                                         1,903,094 $ 29,669,235
---------------------------------------------------------------------------------
Pixar/(b)/                                                    66,600    2,964,366
---------------------------------------------------------------------------------
Regal Entertainment Group-Class A/(a)/                       160,200    3,210,408
---------------------------------------------------------------------------------
Time Warner Inc./(a)/                                      1,056,000   19,124,160
---------------------------------------------------------------------------------
Viacom Inc.-Class A                                          139,300    4,627,546
---------------------------------------------------------------------------------
Viacom Inc.-Class B/(a)/                                     142,100    4,690,721
---------------------------------------------------------------------------------
Walt Disney Co. (The)                                        447,299   10,793,325
---------------------------------------------------------------------------------
                                                                       75,079,761
---------------------------------------------------------------------------------

PERSONAL PRODUCTS-0.44%
NBTY, Inc./(a)(b)/                                           153,100    3,597,850
---------------------------------------------------------------------------------

PUBLISHING-5.48%
Belo Corp.-Class A/(a)/                                      331,700    7,582,662
---------------------------------------------------------------------------------
Gannett Co., Inc.                                             95,205    6,552,960
---------------------------------------------------------------------------------
Knight-Ridder, Inc./(a)/                                     139,448    8,182,809
---------------------------------------------------------------------------------
McClatchy Co. (The)-Class A                                  129,300    8,434,239
---------------------------------------------------------------------------------
McGraw-Hill Cos., Inc. (The)                                 157,000    7,542,280
---------------------------------------------------------------------------------
Tribune Co./(a)/                                             201,378    6,824,700
---------------------------------------------------------------------------------
                                                                       45,119,650
---------------------------------------------------------------------------------

RESTAURANTS-2.29%
CBRL Group, Inc./(a)/                                        314,500   10,586,070
---------------------------------------------------------------------------------
McDonald's Corp.                                              73,200    2,451,468
---------------------------------------------------------------------------------
Ruth's Chris Steak House, Inc./(b)/                           81,800    1,503,484
---------------------------------------------------------------------------------
Yum! Brands, Inc.                                             89,500    4,332,695
---------------------------------------------------------------------------------
                                                                       18,873,717
---------------------------------------------------------------------------------

SOFT DRINKS-0.75%
PepsiCo, Inc./(a)/                                           108,800    6,170,048
---------------------------------------------------------------------------------

SPECIALTY STORES-0.90%
PETsMART, Inc./(a)/                                          341,167    7,430,617
---------------------------------------------------------------------------------
  Total Domestic Common Stocks & Other Equity
   Interests
   (Cost $478,737,294)                                                652,552,009
---------------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
 INTERESTS-18.36%

BELGIUM-4.33%
Compagnie Nationale a Portefeuille (Multi-Sector
 Holdings)/(e)/                                               10,900    2,961,712
---------------------------------------------------------------------------------
Groupe Bruxelles Lambert S.A. (Multi-Sector Holdings)/(e)/   282,500   27,597,798
---------------------------------------------------------------------------------
InBev N.V. (Brewers)/(e)/                                    129,935    5,148,934
---------------------------------------------------------------------------------
                                                                       35,708,444
---------------------------------------------------------------------------------

                                                                        MARKET
                                                            SHARES      VALUE
---------------------------------------------------------------------------------

BRAZIL-1.06%
Companhia de Bebidas das Americas-ADR (Brewers)              290,380 $  8,711,400
---------------------------------------------------------------------------------

CANADA-1.15%
Intrawest Corp. (Hotels, Resorts & Cruise Lines)             346,580    9,461,634
---------------------------------------------------------------------------------

DENMARK-0.99%
Carlsberg A.S.-Class B (Brewers)/(a)(e)/                     139,500    8,174,551
---------------------------------------------------------------------------------

FRANCE-2.80%
Accor S.A. (Hotels, Resorts & Cruise Lines)/(e)/             238,700   12,089,214
---------------------------------------------------------------------------------
JC Decaux S.A. (Advertising)/(b)(e)/                         218,400    4,818,936
---------------------------------------------------------------------------------
Pernod Ricard S.A. (Distillers & Vintners)/(e)/               34,900    6,156,240
---------------------------------------------------------------------------------
                                                                       23,064,390
---------------------------------------------------------------------------------

HONG KONG-0.21%
Television Broadcasts Ltd.-ADR (Broadcasting & Cable
 TV)/(a)(f)/                                                 138,900    1,699,150
---------------------------------------------------------------------------------

JAPAN-0.26%
Sony Corp.-ADR (Consumer Electronics)                         64,500    2,140,755
---------------------------------------------------------------------------------

NETHERLANDS-1.18%
Jetix Europe N.V. (Broadcasting & Cable TV)/(b)(e)/          580,443    9,710,905
---------------------------------------------------------------------------------

SWITZERLAND-1.87%
Compagnie Financiere Richemont A.G.-Class A
 (Apparel, Accessories & Luxury Goods)/(e)/                  197,700    7,856,261
---------------------------------------------------------------------------------
Pargesa Holding S.A.-Class B (Multi-Sector Holdings)/(e)/     89,200    7,546,842
---------------------------------------------------------------------------------
                                                                       15,403,103
---------------------------------------------------------------------------------

UNITED KINGDOM-4.51%
Diageo PLC (Distillers & Vintners)/(e)/                      774,600   11,147,219
---------------------------------------------------------------------------------
InterContinental Hotels Group PLC (Hotels, Resorts &
 Cruise Lines)/(e)/                                        1,152,177   14,627,810
---------------------------------------------------------------------------------
WPP Group PLC (Advertising)/(e)/                           1,112,030   11,341,521
---------------------------------------------------------------------------------
                                                                       37,116,550
---------------------------------------------------------------------------------
    Total Foreign Stocks & Other Equity Interests
     (Cost $109,633,837)                                              151,190,882
---------------------------------------------------------------------------------
MONEY MARKET FUNDS-1.91%
    Premier Portfolio-Institutional Class
     (Cost $15,770,252)/(g)/                              15,770,252   15,770,252
---------------------------------------------------------------------------------
TOTAL INVESTMENTS-99.49% (excluding investments
 purchased with cash collateral from securities
 loaned) (Cost $604,141,383)                                          819,513,143
---------------------------------------------------------------------------------

                                                                    MARKET
                                                        SHARES      VALUE
 -----------------------------------------------------------------------------
 INVESTMENTS PURCHASED WITH CASH
  COLLATERAL FROM SECURITIES LOANED

 MONEY MARKET FUNDS-3.07%
 Premier Portfolio-Institutional Class/(g)(h)/        25,297,442 $ 25,297,442
 -----------------------------------------------------------------------------
     Total Money Market Funds (purchased with cash
      collateral from securities loaned)
      (Cost $25,297,442)                                           25,297,442
 -----------------------------------------------------------------------------
 TOTAL INVESTMENTS-102.56% (Cost $629,438,825)                    844,810,585
 -----------------------------------------------------------------------------
 OTHER ASSETS LESS LIABILITIES-(2.56%)                            (21,119,118)
 -----------------------------------------------------------------------------
 NET ASSETS-100.00%                                              $823,691,467
 -----------------------------------------------------------------------------

Investment Abbreviations:

ADR- AmericanDepositary Receipt

Notes to Schedule of Investments:
/(a)/All or a portion of this security has been pledged as collateral for securities lending transactions at September 30, 2005.
/(b)/Non-income producing security.
/(c)/Each unit represents one common share and one paired trust share. /(d)/Each unit represents one common share and one Class B share.
/(e)/In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at September 30, 2005 was $129,177,944, which represented 15.68% of the Fund's Net Assets. See Note 1A.
/(f)/In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of this security at September 30, 2005 represented 0.21% of the Fund's Net Assets. See Note 1A.
/(g)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(h)/The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2005
(Unaudited)

ASSETS:
Investments, at market value (cost $588,371,131)*                   $803,742,891
---------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $41,067,694)       41,067,694
---------------------------------------------------------------------------------
    Total investments (cost $629,438,825)                            844,810,585
---------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                     8,575,453
---------------------------------------------------------------------------------
  Fund shares sold                                                     1,571,255
---------------------------------------------------------------------------------
  Dividends                                                            1,102,190
---------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans         78,543
---------------------------------------------------------------------------------
Other assets                                                              41,849
---------------------------------------------------------------------------------
    Total assets                                                     856,179,875
---------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Investments purchased                                                4,063,094
---------------------------------------------------------------------------------
  Fund shares reacquired                                               2,522,064
---------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                     111,779
---------------------------------------------------------------------------------
  Collateral upon return of securities loaned                         25,297,442
---------------------------------------------------------------------------------
Accrued distribution fees                                                210,930
---------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                          6,048
---------------------------------------------------------------------------------
Accrued transfer agent fees                                              161,032
---------------------------------------------------------------------------------
Accrued operating expenses                                               116,019
---------------------------------------------------------------------------------
    Total liabilities                                                 32,488,408
---------------------------------------------------------------------------------
Net assets applicable to shares outstanding                         $823,691,467
---------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                       $536,299,551
---------------------------------------------------------------------------------
Undistributed net investment income                                   (6,976,557)
---------------------------------------------------------------------------------
Undistributed net realized gain from investment securities, foreign
 currencies and futures contracts                                     79,008,859
---------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                          215,359,614
---------------------------------------------------------------------------------
                                                                    $823,691,467
---------------------------------------------------------------------------------


          NET ASSETS:
          Class A                                         $123,841,681
          ------------------------------------------------------------
          Class B                                         $ 37,668,551
          ------------------------------------------------------------
          Class C                                         $ 35,399,502
          ------------------------------------------------------------
          Class K                                         $ 15,947,771
          ------------------------------------------------------------
          Investor Class                                  $610,833,962
          ------------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Class A                                            2,728,566
          ------------------------------------------------------------
          Class B                                              846,823
          ------------------------------------------------------------
          Class C                                              814,711
          ------------------------------------------------------------
          Class K                                              355,685
          ------------------------------------------------------------
          Investor Class                                    13,475,253
          ------------------------------------------------------------
          Class A:
            Net asset value per share                     $      45.39
          ------------------------------------------------------------
            Offering price per share:
              (Net asset value of $45.39 / 94.50%)        $      48.03
          ------------------------------------------------------------
          Class B:
            Net asset value and offering price per share  $      44.48
          ------------------------------------------------------------
          Class C:
            Net asset value and offering price per share  $      43.45
          ------------------------------------------------------------
          Class K:
            Net asset value and offering price per share  $      44.84
          ------------------------------------------------------------
          Investor Class:
            Net asset value and offering price per share  $      45.33
          ------------------------------------------------------------

* At September 30, 2005, securities with an aggregate market value of $24,758,557 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the six months ended September 30, 2005
(Unaudited)


        INVESTMENT INCOME:
        Dividends (net of foreign withholding tax of
         $204,683)                                         $  7,610,525
        ----------------------------------------------------------------
        Dividends from affiliated money market funds
         (includes securities lending income of $70,398,
         less compensation to counterparties of $311,108)       497,801
        ----------------------------------------------------------------
        Interest                                                  7,899
        ----------------------------------------------------------------
           Total investment income                            8,116,225
        ----------------------------------------------------------------

        EXPENSES:
        Advisory fees                                         2,862,479
        ----------------------------------------------------------------
        Administrative services fees                            117,744
        ----------------------------------------------------------------
        Custodian fees                                           99,935
        ----------------------------------------------------------------
        Distribution fees:
         Class A                                                163,441
        ----------------------------------------------------------------
         Class B                                                172,919
        ----------------------------------------------------------------
         Class C                                                169,529
        ----------------------------------------------------------------
         Class K                                                 54,626
        ----------------------------------------------------------------
         Investor Class                                         806,932
        ----------------------------------------------------------------
        Transfer agent fees                                   1,114,608
        ----------------------------------------------------------------
        Trustees' and officer's fees and benefits                22,714
        ----------------------------------------------------------------
        Other                                                   195,484
        ----------------------------------------------------------------
           Total expenses                                     5,780,411
        ----------------------------------------------------------------
        Less:Fees waived and expense offset arrangements        (17,892)
        ----------------------------------------------------------------
           Net expenses                                       5,762,519
        ----------------------------------------------------------------
        Net investment income                                 2,353,706
        ----------------------------------------------------------------

        REALIZED AND UNREALIZED GAIN (LOSS) FROM
         INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
         FUTURES CONTRACTS:
        Net realized gain (loss) from:
         Investment securities (includes gains from
           securities sold to affiliates of $99,660)         74,454,585
        ----------------------------------------------------------------
         Foreign currencies                                    (504,310)
        ----------------------------------------------------------------
         Futures contracts                                   (2,403,546)
        ----------------------------------------------------------------
                                                             71,546,729
        ----------------------------------------------------------------
        Change in net unrealized appreciation
         (depreciation) of:
         Investment securities                              (79,876,369)
        ----------------------------------------------------------------
         Foreign currencies                                     (13,530)
        ----------------------------------------------------------------
                                                            (79,889,899)
        ----------------------------------------------------------------
        Net gain (loss) from investment securities,
         foreign currencies and futures contracts            (8,343,170)
        ----------------------------------------------------------------
        Net increase (decrease) in net assets resulting
         from operations                                   $ (5,989,464)
        ----------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended September 30, 2005 and the year ended March 31, 2005 (Unaudited)


                                                    SEPTEMBER 30,   MARCH 31,
                                                        2005          2005
 ------------------------------------------------------------------------------

 OPERATIONS:
  Net investment income (loss)                      $  2,353,706  $   (716,062)
 ------------------------------------------------------------------------------
  Net realized gain from investment securities,
    foreign currencies and futures contracts          71,546,729    51,283,517
 ------------------------------------------------------------------------------
  Change in net unrealized appreciation
    (depreciation) of investment securities and
    foreign currencies                               (79,889,899)    9,887,579
 ------------------------------------------------------------------------------
    Net increase (decrease) in net assets
      resulting from operations                       (5,989,464)   60,455,034
 ------------------------------------------------------------------------------
 Distributions to shareholders from net investment
  income:
  Class A                                                     --      (527,790)
 ------------------------------------------------------------------------------
  Class B                                                     --       (65,995)
 ------------------------------------------------------------------------------
  Class C                                                     --       (81,397)
 ------------------------------------------------------------------------------
  Class K                                                     --      (741,168)
 ------------------------------------------------------------------------------
  Investor Class                                              --    (5,286,809)
 ------------------------------------------------------------------------------
    Total distributions from net investment income            --    (6,703,159)
 ------------------------------------------------------------------------------
 Share transactions-net:
  Class A                                             37,525,079    16,189,948
 ------------------------------------------------------------------------------
  Class B                                              9,207,794     8,541,533
 ------------------------------------------------------------------------------
  Class C                                              5,969,446      (266,170)
 ------------------------------------------------------------------------------
  Class K                                            (83,276,462)  (22,985,488)
 ------------------------------------------------------------------------------
  Investor Class                                     (46,734,480)  (82,709,983)
 ------------------------------------------------------------------------------
    Net increase (decrease) in net assets
      resulting from share transactions              (77,308,623)  (81,230,160)
 ------------------------------------------------------------------------------
    Net increase (decrease) in net assets            (83,298,087)  (27,478,285)
 ------------------------------------------------------------------------------

 NET ASSETS:
  Beginning of period                                906,989,554   934,467,839
 ------------------------------------------------------------------------------
  End of period (including undistributed net
    investment income (loss) of $(6,976,557) and
    $(9,330,263), respectively)                     $823,691,467  $906,989,554
 ------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 2005
(Unaudited)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Leisure Fund, formerly INVESCO Leisure Fund, (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.
D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.
J. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

              AVERAGE NET ASSETS                             RATE
              ----------------------------------------------------
              First $350 million                             0.75%
              ----------------------------------------------------
              Next $350 million                              0.65%
              ----------------------------------------------------
              Next $1.3 billion                              0.55%
              ----------------------------------------------------
              Next $2 billion                                0.45%
              ----------------------------------------------------
              Next $2 billion                                0.40%
              ----------------------------------------------------
              Next $2 billion                               0.375%
              ----------------------------------------------------
              Over $8 billion                                0.35%
              ----------------------------------------------------

  AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 1.40%, 2.15%, 2.15%, 1.60% and 1.40% of average daily net assets, respectively. Also, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 1.90%, 2.65%, 2.65%, 2.10% and 1.90% of average daily net assets, respectively, through March 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above:
(i) interest; (ii) taxes; (iii) dividend expense on short sales;
(iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the six months ended September 30, 2005, AIM waived fees of $2,676.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the six months ended June 30, 2005, AMVESCAP's expense reimbursement was less than $100.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended September 30, 2005, AIM was paid $117,744.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended September 30, 2005, the Fund paid AISI $1,114,608.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class K and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class K and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.45% of the average daily net assets of Class K shares and 0.25% of the average daily net assets of Investor Class shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class K or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended September 30, 2005, the Class A, Class B, Class C, Class K and Investor Class shares paid ADI $163,441, $172,919, $169,529, $54,626 and $806,932, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended September 30, 2005, ADI advised the Fund that it retained $80,101 in front-end sales commissions from the sale of Class A shares and $64, $17,266, $2,085 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the six months ended September 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                                   CHANGE IN
                                           MARKET                                  UNREALIZED     MARKET             REALIZED
                                           VALUE      PURCHASES      PROCEEDS     APPRECIATION    VALUE     DIVIDEND   GAIN
FUND                                      03/31/05     AT COST      FROM SALES   (DEPRECIATION)  09/30/05    INCOME   (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class $24,712,532 $161,874,099 $(170,816,379)      $--       $15,770,252 $427,403   $--
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                                   CHANGE IN
                                           MARKET                                  UNREALIZED     MARKET             REALIZED
                                           VALUE      PURCHASES      PROCEEDS     APPRECIATION    VALUE     DIVIDEND   GAIN
FUND                                      03/31/05     AT COST      FROM SALES   (DEPRECIATION)  09/30/05   INCOME*   (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class $26,348,886 $219,049,806 $(220,101,250)      $--       $25,297,442 $ 70,398   $--
-----------------------------------------------------------------------------------------------------------------------------
Total                                    $51,061,418 $380,923,905 $(390,917,629)      $--       $41,067,694 $497,801   $--
-----------------------------------------------------------------------------------------------------------------------------

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended September 30, 2005, the Fund engaged in securities purchases of $0 and sales of $1,221,660, which resulted in net realized gains of $99,660.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended September 30, 2005, the Fund received credits from these arrangements which resulted in the reduction of the Fund's total expenses of $15,216.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended September 30, 2005, the Fund paid legal fees of $2,675 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the six months ended September 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At September 30, 2005, securities with an aggregate value of $24,758,557 were on loan to brokers. The loans were secured by cash collateral of $25,297,442 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended September 30, 2005, the Fund received dividends on cash collateral of $70,398 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has no capital loss carryforward as of March 31, 2005.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended September 30, 2005 was $118,268,464 and $193,882,740, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

            UNREALIZED APPRECIATION (DEPRECIATION) OF
              INVESTMENT SECURITIES ON A TAX BASIS
   --------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $215,037,791
   --------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (13,722,309)
   --------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $201,315,482
   --------------------------------------------------------------------------

Cost of investments for tax purposes is $643,495,103.

NOTE 11--SHARE INFORMATION

The Fund currently consists of five different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.
  As of the close of business on August 15, 2005, the Fund limited public sales of Class K shares to existing Class K shareholders. Subsequent to the end of the reporting period, on October 21, 2005, Class K shares converted to Class A shares and Class K shares are no longer offered publicly for sale. Investor Class shares of the Fund are offered only to certain grandfathered investors.

                                        CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED
                                                             SEPTEMBER 30, 2005             YEAR ENDED
                                                                     (a)                  MARCH 31, 2005
                                                          ------------------------  -------------------------
                                                            SHARES       AMOUNT       SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                  1,205,908  $ 55,165,157     793,522  $  34,832,067
--------------------------------------------------------------------------------------------------------------
  Class B                                                    257,507    11,551,757     261,051     11,331,283
--------------------------------------------------------------------------------------------------------------
  Class C                                                    236,608    10,363,286     173,013      7,308,032
--------------------------------------------------------------------------------------------------------------
  Class K                                                     82,954     3,733,132     323,100     13,842,382
--------------------------------------------------------------------------------------------------------------
  Investor Class                                             641,535    29,289,334   1,793,600     78,195,458
--------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                         --            --      10,802        494,402
--------------------------------------------------------------------------------------------------------------
  Class B                                                         --            --       1,313         59,192
--------------------------------------------------------------------------------------------------------------
  Class C                                                         --            --       1,538         67,727
--------------------------------------------------------------------------------------------------------------
  Class K                                                         --            --      16,282        736,909
--------------------------------------------------------------------------------------------------------------
  Investor Class                                                  --            --     112,325      5,130,605
--------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                      6,063       276,825       3,955        172,948
--------------------------------------------------------------------------------------------------------------
  Class B                                                     (6,177)     (276,825)     (4,023)      (172,948)
--------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                   (392,304)  (17,916,903)   (452,330)   (19,309,469)
--------------------------------------------------------------------------------------------------------------
  Class B                                                    (45,981)   (2,067,138)    (62,523)    (2,675,994)
--------------------------------------------------------------------------------------------------------------
  Class C                                                    (99,860)   (4,393,840)   (184,864)    (7,641,929)
--------------------------------------------------------------------------------------------------------------
  Class K                                                 (1,977,411)  (87,009,594)   (870,192)   (37,564,779)
--------------------------------------------------------------------------------------------------------------
  Investor Class                                          (1,657,666)  (76,023,814) (3,857,390)  (166,036,046)
--------------------------------------------------------------------------------------------------------------
                                                          (1,748,824) $(77,308,623) (1,940,821) $ (81,230,160)
--------------------------------------------------------------------------------------------------------------

/(a)/There is one entity that is record owner of more than 5% of the outstanding shares of the Fund and in the aggregate it owns 23% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                            CLASS A
                                                                   ----------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,              YEAR ENDED MARCH 31,
                                                                       2005         -----------------------------------
                                                                   -------------        2005          2004          2003
--------------------------------------------------------------------                -----------------------------------------
Net asset value, beginning of period                                 $  45.61       $ 42.83       $ 30.88       $ 38.96
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                           0.13/(a)/    (0.05)/(a)/   (0.14)/(a)/   (0.17)/(a)/
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)       (0.35)         3.15         12.09         (7.91)
-----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                    (0.22)         3.10         11.95         (8.08)
-----------------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                                  --         (0.32)           --            --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  45.39       $ 45.61       $ 42.83       $ 30.88
-----------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                       (0.48)%        7.23%        38.70%       (20.74)%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $123,842       $87,068       $66,510       $27,175
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                  1.33%/(c)/    1.42%/(d)/    1.48%         1.42%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets              0.58%/(c)/   (0.11)%       (0.37)%       (0.56)%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                               14%            8%           20%           20%
-----------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of
     $110,852,346.
/(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.43% for the year ended March 31, 2005.
/(e)/Not annualized for periods less than one year.

                                                                                             CLASS B
                                                                   -----------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,               YEAR ENDED MARCH 31,
                                                                       2005          -----------------------------------
                                                                   -------------         2005          2004          2003
--------------------------------------------------------------------                 -----------------------------------------
Net asset value, beginning of period                                  $ 44.86        $ 42.22       $ 30.65       $ 38.96
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.03)/(a)/    (0.32)/(a)/   (0.40)/(a)/   (0.38)/(a)/
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)       (0.35)          3.08         11.97         (7.93)
------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                    (0.38)          2.76         11.57         (8.31)
------------------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                                  --          (0.12)           --            --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 44.48        $ 44.86       $ 42.22       $ 30.65
------------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                       (0.85)%         6.54%        37.75%       (21.33)%
------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $37,669        $28,776       $18,814       $ 8,268
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         2.04%/(c)/     2.07%         2.15%         2.14%
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or reimbursements                              2.04%/(c)/     2.08%         2.26%         2.23%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets             (0.13)%/(c)/   (0.76)%       (1.04)%       (1.29)%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                               14%             8%           20%           20%
------------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $34,489,216. /(d)/Not annualized for periods less than one year.

                                                                          CLASS C
                                     ----------------------------------------------------------------------------
                                      SIX MONTHS
                                         ENDED
                                     SEPTEMBER 30,                           YEAR ENDED MARCH 31,
                                         2005          ----------------------------------------------------------
                                     -------------         2005          2004        2003        2002          2001
--------------------------------------                 ----------------------------------------------------------------
Net asset value, beginning of
 period                                 $ 43.82        $ 41.24       $ 30.00       $ 38.29   $ 36.80       $47.09
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)             (0.03)/(a)/    (0.31)/(a)/   (0.46)/(a)/   (0.18)    (0.17)/(b)/  (0.13)/(b)/
-----------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities
   (both realized and unrealized)         (0.34)          3.02         11.70         (8.11)     2.02        (3.22)
-----------------------------------------------------------------------------------------------------------------------
   Total from investment operations       (0.37)          2.70         11.24         (8.29)     1.85        (3.35)
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment
   income                                    --          (0.12)           --            --        --           --
-----------------------------------------------------------------------------------------------------------------------
 Distributions from net realized
   gains                                     --             --            --            --     (0.36)       (6.94)
-----------------------------------------------------------------------------------------------------------------------
   Total distributions                       --          (0.12)           --            --     (0.36)       (6.94)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $ 43.45        $ 43.82       $ 41.24       $ 30.00   $ 38.29       $36.80
-----------------------------------------------------------------------------------------------------------------------
Total return/(c)/                         (0.84)%         6.55%        37.47%       (21.65)%    5.10%       (6.18)%
-----------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                               $35,400        $29,706       $28,383       $17,768   $16,307       $5,388
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
 assets                                    2.04%/(d)/     2.07%/(e)/    2.36%         2.44%     2.26%        2.08%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average net assets             (0.13)%/(d)/   (0.76)%       (1.25)%       (1.62)%   (1.48)%      (1.08)%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                 14%             8%           20%           20%       27%          28%
-----------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income
     (loss) per share would have been $(0.34) and $(0.16) for the years ended March 31, 2002 and 2001 respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of $33,813,131. /(e)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.08% for the year ended March 31, 2005.
/(f)/Not annualized for periods less than one year.

                                                                                                      CLASS K
                                                                   -------------------------------------------------------
                                                                    SIX MONTHS
                                                                      ENDED
                                                                   SEPTEMBER 30             YEAR ENDED MARCH 31,
                                                                      2005,        -------------------------------------
                                                                   ------------         2005           2004        2003
--------------------------------------------------------------------               ----------------------------------------
Net asset value, beginning of period                                 $ 45.09       $  42.36       $  30.74       $ 38.98
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          0.10/(a)/     (0.09)/(a)/    (0.39)/(a)/   (0.06)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      (0.35)          3.11          12.01         (8.18)
---------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   (0.25)          3.02          11.62         (8.24)
---------------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                                 --          (0.29)            --            --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 44.84       $  45.09       $  42.36       $ 30.74
---------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                      (0.55)%         7.13%         37.80%       (21.14)%
---------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $15,948       $101,461       $117,792       $67,465
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                        1.49%/(d)/     1.52%          2.14%         1.87%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     1.49%/(d)/     1.53%          2.14%         2.21%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets             0.42%/(d)/    (0.21)%        (1.03)%       (1.05)%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                              14%             8%            20%           20%
---------------------------------------------------------------------------------------------------------------------------

                                                                   -------------
                                                                   DECEMBER 14, 2001
                                                                      (DATE SALES
                                                                     COMMENCED) TO
                                                                       MARCH 31,
                                                                         2002
-------------------------------------------------------------------
Net asset value, beginning of period                                    $ 36.11
----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                            (0.09)/(a)(b)/
----------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)          2.96
----------------------------------------------------------------------------------------
    Total from investment operations                                       2.87
----------------------------------------------------------------------------------------
Less dividends from net investment income                                    --
----------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 38.98
----------------------------------------------------------------------------------------
Total return/(c)/                                                          7.95%
----------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                $62,226
----------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                           1.23%/(e)/
----------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                        1.23%/(e)/
----------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets               (0.48)%/(e)/
----------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                                 27%
----------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book differences, such as net operating losses which were reclassified from accumulated income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income
     (loss) per share would have been $(0.09) for the year ended March 31, 2002. /(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of $24,211,789. /(e)/Annualized.
/(f)/Not annualized for periods less than one year.


                                                                   -------------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,
                                                                       2005         --------------
                                                                   -------------         2005
--------------------------------------------------------------------                ---------------
Net asset value, beginning of period                                 $  45.54       $  42.75
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                           0.14/(a)/     (0.00)/(a)/
---------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)       (0.35)          3.14
---------------------------------------------------------------------------------------------------
    Total from investment operations                                    (0.21)          3.14
---------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                     --          (0.35)
---------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                    --             --
---------------------------------------------------------------------------------------------------
    Total distributions                                                    --          (0.35)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  45.33       $  45.54
---------------------------------------------------------------------------------------------------
Total return/(c)/                                                       (0.46)%         7.35%
---------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $610,834       $659,978
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                  1.29%/(d)/     1.32%/(e)/
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets              0.62%/(d)/    (0.01)%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                               14%             8%
---------------------------------------------------------------------------------------------------

                                                                        INVESTOR CLASS
                                                                   --------------------------------------------------


                                                                              YEAR ENDED MARCH 31,
                                                                   --------------------------------------------------
                                                                        2004         2003         2002           2001
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  30.83       $  38.95   $  37.13       $  47.12
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.14)/(a)/    (0.23)     (0.03)/(b)/    (0.00)/(b)/
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     12.06          (7.89)      2.21          (3.05)
--------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  11.92          (8.12)      2.18          (3.05)
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                   --             --         --             --
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --             --      (0.36)         (6.94)
--------------------------------------------------------------------------------------------------------------------------
    Total distributions                                                  --             --      (0.36)         (6.94)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  42.75       $  30.83   $  38.95       $  37.13
--------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                     38.66%        (20.87)%     6.01%         (5.50)%
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $702,969       $536,108   $799,465       $607,428
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.49%          1.50%      1.40%          1.36%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.38)%        (0.69)%    (0.64)%        (0.51)%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                             20%            20%        27%            28%
--------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding
/(b)/The net investment income (loss) per share was calculated after permanent book differences, such as net operating losses which were reclassified from accumulated income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income
     (loss) per share would have been $(0.22) and $(0.18) for the years ended March 31, 2002 and 2001, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of
     $643,782,031.
/(e)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.33% for the year ended March 31, 2005.
/(f)/Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action
No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.
  On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court, which Conditional Transfer Order was finalized on October 19, 2005. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
     . that the defendants permitted improper market timing and related activity in the AIM Funds;
     .   that certain AIM Funds inadequately employed fair value pricing;
     . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

     . that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;
     . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and
     . that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).
  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under
Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under
Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

FINANCIALS

SCHEDULE OF INVESTMENTS
September 30, 2005
(Unaudited)

                                                                  MARKET
                                                     SHARES       VALUE
   -------------------------------------------------------------------------
   DOMESTIC STOCKS-84.63%

   APPLICATION SOFTWARE-6.17%
   Amdocs Ltd./(a)(b)/                                649,893 $   18,021,533
   -------------------------------------------------------------------------
   Autodesk, Inc./(b)/                                376,311     17,475,883
   -------------------------------------------------------------------------
   Cadence Design Systems, Inc./(a)(b)/               497,355      8,037,257
   -------------------------------------------------------------------------
   Macromedia, Inc./(a)(b)/                           508,346     20,674,432
   -------------------------------------------------------------------------
   Quest Software, Inc./(a)(b)/                       785,273     11,834,064
   -------------------------------------------------------------------------
                                                                  76,043,169
   -------------------------------------------------------------------------

   BIOTECHNOLOGY-2.87%
   Amgen Inc./(a)(b)/                                 158,594     12,635,184
   -------------------------------------------------------------------------
   Genentech, Inc./(a)/                               105,302      8,867,481
   -------------------------------------------------------------------------
   Genzyme Corp./(a)(b)/                              192,938     13,822,078
   -------------------------------------------------------------------------
   Ingenex, Inc.-Series B, Pfd. (Aquired 09/27/94;
    Cost $178,316)/(a)(c)(d)(e)/                       30,627              0
   -------------------------------------------------------------------------
                                                                  35,324,743
   -------------------------------------------------------------------------

   BROADCASTING & CABLE TV-1.22%
   Sirius Satellite Radio Inc./(a)(b)/                774,713      5,074,370
   -------------------------------------------------------------------------
   XM Satellite Radio Holdings Inc. -- Class A/(a)/   279,193     10,025,821
   -------------------------------------------------------------------------
                                                                  15,100,191
   -------------------------------------------------------------------------

   COMMUNICATIONS EQUIPMENT-13.35%
   ADTRAN, Inc.                                       642,351     20,234,056
   -------------------------------------------------------------------------
   Cisco Systems, Inc./(a)/                         1,461,861     26,211,168
   -------------------------------------------------------------------------
   Comverse Technology, Inc./(a)/                     958,078     25,168,709
   -------------------------------------------------------------------------
   Corning Inc./(a)/                                1,158,947     22,402,445
   -------------------------------------------------------------------------
   F5 Networks, Inc./(a)(b)/                           33,231      1,444,552
   -------------------------------------------------------------------------
   Motorola, Inc./(b)/                              1,402,477     30,980,717
   -------------------------------------------------------------------------
   QUALCOMM Inc./(b)/                                 361,993     16,199,187
   -------------------------------------------------------------------------
   SafeNet, Inc./(a)(b)/                              249,487      9,058,873
   -------------------------------------------------------------------------
   Scientific-Atlanta, Inc./(b)/                      343,538     12,886,110
   -------------------------------------------------------------------------
                                                                 164,585,817
   -------------------------------------------------------------------------

   COMPUTER HARDWARE-5.21%
   Apple Computer, Inc./(a)(f)/                       486,145     26,062,233
   -------------------------------------------------------------------------
   Dell Inc./(a)/                                     309,944     10,600,085
   -------------------------------------------------------------------------
   Hewlett-Packard Co.                                941,892     27,503,246
   -------------------------------------------------------------------------
                                                                  64,165,564
   -------------------------------------------------------------------------

   COMPUTER STORAGE & PERIPHERALS-5.19%
   Electronics for Imaging, Inc./(a)(b)/              249,389      5,720,984
   -------------------------------------------------------------------------
   EMC Corp./(a)/                                   2,846,772     36,837,230
   -------------------------------------------------------------------------
   Emulex Corp./(a)(b)/                               304,584      6,155,643
   -------------------------------------------------------------------------
   Network Appliance, Inc./(a)/                       376,040      8,927,190
   -------------------------------------------------------------------------
   SanDisk Corp./(a)/                                 132,241      6,380,628
   -------------------------------------------------------------------------
                                                                  64,021,675
   -------------------------------------------------------------------------

                                                                       MARKET
                                                          SHARES       VALUE
---------------------------------------------------------------------------------

DATA PROCESSING & OUTSOURCED
 SERVICES-2.64%
DST Systems, Inc./(a)(b)/                                  310,446 $   17,021,754
---------------------------------------------------------------------------------
Fiserv, Inc./(a)(b)/                                       339,263     15,561,994
---------------------------------------------------------------------------------
                                                                       32,583,748
---------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT
 MANUFACTURERS-1.35%
Amphenol Corp. -- Class A                                  411,607     16,604,226
---------------------------------------------------------------------------------

ELECTRONIC MANUFACTURING
 SERVICES-0.62%
Trimble Navigation Ltd./(a)(b)/                            226,345      7,625,563
---------------------------------------------------------------------------------

HEALTH CARE SERVICES-0.62%
WebMD Corp./(a)(b)/                                        684,807      7,587,662
---------------------------------------------------------------------------------

HOME ENTERTAINMENT SOFTWARE-2.25%
Activision, Inc./(a)(b)/                                   725,632     14,839,174
---------------------------------------------------------------------------------
Electronic Arts Inc./(a)(b)/                               226,139     12,865,048
---------------------------------------------------------------------------------
                                                                       27,704,222
---------------------------------------------------------------------------------

INTERNET RETAIL-1.45%
eBay Inc./(a)/                                             336,137     13,848,844
---------------------------------------------------------------------------------
VistaPrint Ltd./(a)/                                       264,143      4,028,181
---------------------------------------------------------------------------------
                                                                       17,877,025
---------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES-9.11%
Akamai Technologies, Inc./(a)(b)/                          740,349     11,808,566
---------------------------------------------------------------------------------
Google Inc. -- Class A/(a)/                                 88,727     28,078,546
---------------------------------------------------------------------------------
Openwave Systems Inc./(a)/                                 977,940     17,583,361
---------------------------------------------------------------------------------
WebEx Communications, Inc./(a)/                            459,696     11,267,149
---------------------------------------------------------------------------------
Yahoo! Inc./(a)(b)/                                      1,286,221     43,525,719
---------------------------------------------------------------------------------
                                                                      112,263,341
---------------------------------------------------------------------------------

IT CONSULTING & OTHER SERVICES-2.75%
Anteon International Corp./(a)(b)/                         279,785     11,963,607
---------------------------------------------------------------------------------
Cognizant Technology Solutions Corp. -- Class A/(a)(b)/    470,453     21,918,405
---------------------------------------------------------------------------------
                                                                       33,882,012
---------------------------------------------------------------------------------

OTHER DIVERSIFIED FINANCIAL
 SERVICES-0.67%
BlueStream Ventures L.P. (Aquired 08/30/00-
 06/14/05; Cost $20,272,527)/(a)(c)(d)(e)(g)(h)/        21,289,111      8,238,460
---------------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT-3.07%
Applied Materials, Inc./(b)/                               928,165     15,741,678
---------------------------------------------------------------------------------
ATMI, Inc./(a)(b)/                                         253,033      7,844,023
---------------------------------------------------------------------------------
FormFactor Inc./(b)/                                       363,671      8,298,972
---------------------------------------------------------------------------------
Photronics, Inc./(a)(b)/                                   304,612      5,909,473
---------------------------------------------------------------------------------
                                                                       37,794,146
---------------------------------------------------------------------------------

                                                                    MARKET
                                                       SHARES       VALUE
  ----------------------------------------------------------------------------

  SEMICONDUCTORS-16.81%
  Altera Corp./(a)(b)/                                  572,794 $   10,946,093
  ----------------------------------------------------------------------------
  Analog Devices, Inc./(b)/                             333,760     12,395,846
  ----------------------------------------------------------------------------
  Broadcom Corp. -- Class A/(a)/                        540,153     25,338,577
  ----------------------------------------------------------------------------
  Cypress Semiconductor Corp./(a)(b)/                   389,979      5,869,184
  ----------------------------------------------------------------------------
  Freescale Semiconductor Inc. -- Class A/(a)(b)/       181,786      4,255,610
  ----------------------------------------------------------------------------
  Freescale Semiconductor Inc. -- Class B/(a)/          494,379     11,657,457
  ----------------------------------------------------------------------------
  Intel Corp.                                         1,125,918     27,753,879
  ----------------------------------------------------------------------------
  Intersil Corp. -- Class A/(b)/                        550,160     11,982,485
  ----------------------------------------------------------------------------
  Linear Technology Corp./(b)/                          404,430     15,202,524
  ----------------------------------------------------------------------------
  Maxim Integrated Products, Inc./(b)/                  369,790     15,771,543
  ----------------------------------------------------------------------------
  Microchip Technology Inc./(b)/                        373,579     11,252,199
  ----------------------------------------------------------------------------
  Microsemi Corp./(a)(b)/                               186,522      4,763,772
  ----------------------------------------------------------------------------
  National Semiconductor Corp./(b)/                     792,082     20,831,757
  ----------------------------------------------------------------------------
  Texas Instruments Inc./(b)/                           858,353     29,098,167
  ----------------------------------------------------------------------------
                                                                   207,119,093
  ----------------------------------------------------------------------------

  SYSTEMS SOFTWARE-5.15%
  Microsoft Corp.                                     1,477,683     38,020,784
  ----------------------------------------------------------------------------
  Oracle Corp./(a)/                                   2,058,004     25,498,670
  ----------------------------------------------------------------------------
                                                                    63,519,454
  ----------------------------------------------------------------------------

  TECHNOLOGY DISTRIBUTORS-0.65%
  Ingram Micro Inc. -- Class A/(a)/                     432,184      8,012,691
  ----------------------------------------------------------------------------

  WIRELESS TELECOMMUNICATION
   SERVICES-3.48%
  ALLTEL Corp./(b)/                                     181,589     11,823,260
  ----------------------------------------------------------------------------
  NII Holdings Inc./(a)(b)/                             186,819     15,776,865
  ----------------------------------------------------------------------------
  Sprint Nextel Corp./(b)/                              514,128     12,225,964
  ----------------------------------------------------------------------------
  Syniverse Holdings Inc./(a)(b)/                       196,507      3,026,208
  ----------------------------------------------------------------------------
                                                                    42,852,297
  ----------------------------------------------------------------------------
    Total Domestic Stocks
     (Cost $790,697,003)                                         1,042,905,099
  ----------------------------------------------------------------------------
  FOREIGN STOCKS & OTHER EQUITY
   INTERESTS-15.46%

  CANADA-2.65%
  Cognos, Inc. (Application Software)/(a)(b)/           331,281     12,896,769
  ----------------------------------------------------------------------------
  Research In Motion Ltd. (Communications
   Equipment)/(a)(b)/                                    91,288      6,244,099
  ----------------------------------------------------------------------------
  TELUS Corp. (Integrated Telecommunication Services)   324,900     13,554,848
  ----------------------------------------------------------------------------
                                                                    32,695,716
  ----------------------------------------------------------------------------

                                                                       MARKET
                                                          SHARES       VALUE
---------------------------------------------------------------------------------

CAYMAN ISLANDS-0.51%
NetEase.com Inc.-ADR (Internet Software &
 Services)/(a)/                                             69,631 $    6,267,486
---------------------------------------------------------------------------------

FRANCE-1.67%
Alcatel S.A.-ADR (Communications Equipment)/(a)(b)/      1,079,584     14,488,017
---------------------------------------------------------------------------------
Business Objects S.A.-ADR (Application Software)/(a)(b)/   176,019      6,118,420
---------------------------------------------------------------------------------
                                                                       20,606,437
---------------------------------------------------------------------------------

GERMANY-1.02%
SAP A.G.-ADR (Application Software)/(b)/                   290,641     12,593,475
---------------------------------------------------------------------------------

HONG KONG-0.64%
SINA Corp. (Internet Software & Services)/(a)(b)/          283,885      7,806,838
---------------------------------------------------------------------------------

ISRAEL-0.45%
NICE Systems Ltd.-ADR (Communications
 Equipment)/(a)/                                           122,284      5,524,791
---------------------------------------------------------------------------------

MEXICO-1.21%
America Movil S.A. de C.V.-Series L-ADR (Wireless
 Telecommunication Services)                               566,972     14,922,703
---------------------------------------------------------------------------------

NETHERLANDS-0.48%
ASML Holding N.V.-New York Shares (Semiconductor
 Equipment)/(a)(b)/                                        360,597      5,953,456
---------------------------------------------------------------------------------

SINGAPORE-3.13%
Flextronics International Ltd.(Electronic
 Manufacturing Services)/(a)(b)/                           777,575      9,991,839
---------------------------------------------------------------------------------
Marvell Technology Group Ltd. (Semiconductors)/(a)(b)/     620,264     28,600,373
---------------------------------------------------------------------------------
                                                                       38,592,212
---------------------------------------------------------------------------------

SOUTH KOREA-0.58%
Samsung Electronics Co., Ltd. (Electronic Equipment
 Manufacturers)/(i)/                                        12,630      7,153,403
---------------------------------------------------------------------------------

SWEDEN-1.14%
Telefonaktiebolaget LM Ericsson-ADR
 (Communications Equipment)/(b)/                           381,710     14,062,196
---------------------------------------------------------------------------------

TAIWAN-1.02%
Hon Hai Precision Industry Co., Ltd. (Electronic
 Manufacturing Services)/(i)/                            2,680,952     12,536,450
---------------------------------------------------------------------------------

UNITED KINGDOM-0.96%
Vodafone Group PLC-ADR (Wireless
 Telecommunication Services)                               454,472     11,802,638
---------------------------------------------------------------------------------
    Total Foreign Stocks & Other Equity Interests
     (Cost $163,205,822)                                              190,517,801
---------------------------------------------------------------------------------

                                                NUMBER
                                                  OF      EXERCISE EXPIRATION     MARKET
                                               CONTRACTS   PRICE      DATE        VALUE
---------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED-0.03%

COMPUTER HARDWARE-0.03%
Apple Computer, Inc. (Cost $494,072)                4,861   $50      Oct-05   $      437,490
---------------------------------------------------------------------------------------------
                                                SHARES
MONEY MARKET FUNDS-0.59%
Premier Portfolio-Institutional Class
 (Cost $7,256,075)/(j)/                         7,256,075                          7,256,075
---------------------------------------------------------------------------------------------
TOTAL INVESTMENTS-100.71% (excluding
 investments purchased with cash collateral
 from securities loaned) (Cost $961,652,972)                                   1,241,116,465
---------------------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
 FROM SECURITIES LOANED

MONEY MARKET FUNDS-13.54%
Premier Portfolio-Institutional Class/(j)(k)/ 166,858,657                        166,858,657
---------------------------------------------------------------------------------------------
   Total Money Market Funds (purchased with
     cash collateral from securities loaned)
     (Cost $166,858,657)                                                         166,858,657
---------------------------------------------------------------------------------------------
TOTAL INVESTMENTS-114.25%
 (Cost $1,128,511,629)                                                         1,407,975,122
---------------------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(14.25%)                                          (175,647,113)
---------------------------------------------------------------------------------------------
NET ASSETS-100.00%                                                            $1,232,328,009
---------------------------------------------------------------------------------------------

Investment Abbreviations:

ADR- American Depositary Receipt
Pfd.- Preferred

Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/All or a portion of this security has been pledged as collateral for securities lending transactions at September 30, 2005.
/(c)/Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at September 30, 2005 was $8,238,460, which represented 0.67% of the Fund's Net Assets. See Note 1A.
/(d)/Security is considered venture capital. See Note 1K.
/(e)/Security not registered under the Securities Act of 1933, as amended
     (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at September 30, 2005 was $8,238,460, which represented 0.67% of the Fund's Net Assets. These securities are considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities.
/(f)/A portion of this security is subject to call options written. See Note 1I and Note 9.
/(g)/The Fund has a remaining commitment of $6,358,852 to purchase additional interests in BlueStream Ventures L.P., which is subject to the terms of the limited partnership agreement.
/(h)/Affiliated company. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value of this security at of September 30, 2005 represented 0.67 % of the Fund's Net Assets. See
     Note 3.
/(i)/In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at September 30, 2005 was $19,689,853, which represented 1.60% of the Fund's Net Assets. See Note 1A.
/(j)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(k)/The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2005
(Unaudited)

ASSETS:
Investments, at market value (cost $934,124,370)*                    $1,225,621,930
------------------------------------------------------------------------------------
Investments in affiliates (cost $194,387,259)                           182,353,192
------------------------------------------------------------------------------------
    Total investments (cost $1,128,511,629)                           1,407,975,122
------------------------------------------------------------------------------------
Foreign currencies, at market value (cost $717,323)                         707,021
------------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                       23,965,915
------------------------------------------------------------------------------------
  Investments sold to affiliates                                            126,741
------------------------------------------------------------------------------------
  Fund shares sold                                                          437,934
------------------------------------------------------------------------------------
  Dividends                                                                 412,055
------------------------------------------------------------------------------------
  Premiums written                                                          461,724
------------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans           406,146
------------------------------------------------------------------------------------
Other assets                                                                 38,751
------------------------------------------------------------------------------------
    Total assets                                                      1,434,531,409
------------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Investments purchased                                                  13,646,066
------------------------------------------------------------------------------------
  Fund shares reacquired                                                 18,952,920
------------------------------------------------------------------------------------
  Options written, at market value (premiums received $461,724)             491,113
------------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                        524,733
------------------------------------------------------------------------------------
  Collateral upon return of securities loaned                           166,858,657
------------------------------------------------------------------------------------
Accrued distribution fees                                                   380,560
------------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                             8,652
------------------------------------------------------------------------------------
Accrued transfer agent fees                                                 880,165
------------------------------------------------------------------------------------
Accrued operating expenses                                                  460,534
------------------------------------------------------------------------------------
    Total liabilities                                                   202,203,400
------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                          $1,232,328,009
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                        $1,669,014,423
------------------------------------------------------------------------------------
Undistributed net investment income (loss)                               (7,823,039)
------------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities,
 foreign currencies and option contracts                               (708,288,762)
------------------------------------------------------------------------------------
Unrealized appreciation of investment securities, foreign currencies
 and option contracts                                                   279,425,387
------------------------------------------------------------------------------------
                                                                     $1,232,328,009
------------------------------------------------------------------------------------


          NET ASSETS:
          Class A                                         $309,894,903
          ------------------------------------------------------------
          Class B                                         $ 81,796,059
          ------------------------------------------------------------
          Class C                                         $ 26,063,930
          ------------------------------------------------------------
          Class K                                         $ 12,610,598
          ------------------------------------------------------------
          Investor Class                                  $801,951,620
          ------------------------------------------------------------
          Institutional Class                             $     10,899
          ------------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Class A                                           12,287,038
          ------------------------------------------------------------
          Class B                                            3,332,203
          ------------------------------------------------------------
          Class C                                            1,090,814
          ------------------------------------------------------------
          Class K                                              511,854
          ------------------------------------------------------------
          Investor Class                                    32,100,854
          ------------------------------------------------------------
          Institutional Class                                    415.5
          ------------------------------------------------------------
          Class A:
            Net asset value per share                     $      25.22
          ------------------------------------------------------------
            Offering price per share:
            (Net asset value of $25.22 / 94.50%)          $      26.69
          ------------------------------------------------------------
          Class B:
            Net asset value and offering price per share  $      24.55
          ------------------------------------------------------------
          Class C:
            Net asset value and offering price per share  $      23.89
          ------------------------------------------------------------
          Class K:
            Net asset value and offering price per share  $      24.64
          ------------------------------------------------------------
          Investor Class:
            Net asset value and offering price per share  $      24.98
          ------------------------------------------------------------
          Institutional Class:
            Net asset value and offering price per share  $      26.23
          ------------------------------------------------------------

* At September 30, 2005, securities with an aggregate market value of $164,940,516 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the six months ended September 30, 2005
(Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $244,930)                                                         $ 2,893,963
---------------------------------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income of $121,652, after
 compensation to counterparties of $207,225)                                                                       349,824
---------------------------------------------------------------------------------------------------------------------------
   Total investment income                                                                                       3,243,787
---------------------------------------------------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                                                                    4,100,763
---------------------------------------------------------------------------------------------------------------------------
Administrative services fees                                                                                       174,540
---------------------------------------------------------------------------------------------------------------------------
Custodian fees                                                                                                      34,886
---------------------------------------------------------------------------------------------------------------------------
Distribution fees:
 Class A                                                                                                           469,198
---------------------------------------------------------------------------------------------------------------------------
 Class B                                                                                                           425,830
---------------------------------------------------------------------------------------------------------------------------
 Class C                                                                                                           134,192
---------------------------------------------------------------------------------------------------------------------------
 Class K                                                                                                            29,262
---------------------------------------------------------------------------------------------------------------------------
 Investor Class                                                                                                  1,076,484
---------------------------------------------------------------------------------------------------------------------------
Transfer agent fees-A, B, C, K and Investor                                                                      4,441,362
---------------------------------------------------------------------------------------------------------------------------
Transfer agent fees-Institutional                                                                                        5
---------------------------------------------------------------------------------------------------------------------------
Trustees' and officer's fees and benefits                                                                           32,093
---------------------------------------------------------------------------------------------------------------------------
Other                                                                                                              203,228
---------------------------------------------------------------------------------------------------------------------------
   Total expenses                                                                                               11,121,843
---------------------------------------------------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset arrangements                                             (365,084)
---------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                                                                 10,756,759
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                                    (7,512,972)
---------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:
Net realized gain (loss) from:
 Investment securities (includes gains from securities sold to affiliates of $4,799,882)                        84,894,625
---------------------------------------------------------------------------------------------------------------------------
 Foreign currencies                                                                                                (20,261)
---------------------------------------------------------------------------------------------------------------------------
 Option contracts written                                                                                        1,982,588
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                86,856,952
---------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                                                                           7,127,025
---------------------------------------------------------------------------------------------------------------------------
 Foreign currencies                                                                                                 (8,717)
---------------------------------------------------------------------------------------------------------------------------
 Option contracts written                                                                                         (114,342)
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 7,003,966
---------------------------------------------------------------------------------------------------------------------------
Net gain from investment securities, foreign currencies and option contracts                                    93,860,918
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                                           $86,347,946
---------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended September 30, 2005 and the year ended March 31, 2005 (Unaudited)

                                                                                                                SEPTEMBER 30,
                                                                                                                    2005
-------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
 Net investment income (loss)                                                                                  $   (7,512,972)
-------------------------------------------------------------------------------------------------------------------------------
 Net realized gain from investment securities, foreign currencies and option contracts                             86,856,952
-------------------------------------------------------------------------------------------------------------------------------
 Change in net unrealized appreciation (depreciation) of investment securities, foreign currencies and option
   contracts                                                                                                        7,003,966
-------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations                                                 86,347,946
-------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
 Class A                                                                                                          (25,613,220)
-------------------------------------------------------------------------------------------------------------------------------
 Class B                                                                                                          (11,767,018)
-------------------------------------------------------------------------------------------------------------------------------
 Class C                                                                                                           (2,593,193)
-------------------------------------------------------------------------------------------------------------------------------
 Class K                                                                                                           (1,049,118)
-------------------------------------------------------------------------------------------------------------------------------
 Investor Class                                                                                                  (148,454,125)
-------------------------------------------------------------------------------------------------------------------------------
 Institutional Class                                                                                                     (954)
-------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from share transactions                                       (189,477,628)
-------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                                                                         (103,129,682)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
 Beginning of period                                                                                            1,335,457,691
-------------------------------------------------------------------------------------------------------------------------------
 End of period (including undistributed net investment income (loss) of $(7,823,039) and $(310,067),
   respectively)                                                                                               $1,232,328,009
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  MARCH 31,
                                                                                                                    2005
-------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
 Net investment income (loss)                                                                                  $   (14,440,048)
-------------------------------------------------------------------------------------------------------------------------------
 Net realized gain from investment securities, foreign currencies and option contracts                             266,865,422
-------------------------------------------------------------------------------------------------------------------------------
 Change in net unrealized appreciation (depreciation) of investment securities, foreign currencies and option
   contracts                                                                                                      (423,163,376)
-------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations                                                (170,738,002)
-------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
 Class A                                                                                                           (77,627,447)
-------------------------------------------------------------------------------------------------------------------------------
 Class B                                                                                                           (31,117,750)
-------------------------------------------------------------------------------------------------------------------------------
 Class C                                                                                                            (8,376,194)
-------------------------------------------------------------------------------------------------------------------------------
 Class K                                                                                                            (6,196,692)
-------------------------------------------------------------------------------------------------------------------------------
 Investor Class                                                                                                   (393,625,584)
-------------------------------------------------------------------------------------------------------------------------------
 Institutional Class                                                                                            (1,227,237,773)
-------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from share transactions                                      (1,744,181,440)
-------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                                                                        (1,914,919,442)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
 Beginning of period                                                                                             3,250,377,133
-------------------------------------------------------------------------------------------------------------------------------
 End of period (including undistributed net investment income (loss) of $(7,823,039) and $(310,067),
   respectively)                                                                                               $ 1,335,457,691
-------------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Technology Fund, formerly INVESCO Technology Fund, (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.
D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
I. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
J. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

K. VENTURE CAPITAL INVESTMENTS -- The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the markets for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.
L. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

              AVERAGE NET ASSETS                             RATE
              ----------------------------------------------------
              First $350 million                             0.75%
              ----------------------------------------------------
              Next $350 million                              0.65%
              ----------------------------------------------------
              Next $1.3 billion                              0.55%
              ----------------------------------------------------
              Next $2 billion                                0.45%
              ----------------------------------------------------
              Next $2 billion                                0.40%
              ----------------------------------------------------
              Next $2 billion                               0.375%
              ----------------------------------------------------
              Over $8 billion                                0.35%
              ----------------------------------------------------

  AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares to 1.55%, 2.30%, 2.30%, 1.75%, 1.55% and 1.30% of average daily net assets, respectively, through June 30, 2006. Prior to June 30, 2005, AIM voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares to 1.65%, 2.30%, 2.30%, 1.75%, 1.65% and 1.30% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above:
(i) interest; (ii) taxes; (iii) dividend expense on short sales;
(iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the six months ended September 30, 2005, AIM waived fees of $2,518 and reimbursed $339,401 of class level expenses of Class A, Class B, Class C, Class K and Investor Class shares in proportion to the net assets of each class.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the six months ended September 30, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $289.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended September 30, 2005, AIM was paid $174,540.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended September 30, 2005, the Fund paid AISI $4,441,362 for Class A, Class B, Class C, Class K and Investor Class share classes and $5 for Institutional Class shares.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class K and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class K Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.45% of the average daily net assets of Class K shares. The Fund, pursuant to the Investor Class Plan, pays ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Prior to July 1,

2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. Of the amounts payable to ADI, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class K or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended September 30, 2005, the Class A, Class B, Class C, Class K and Investor Class shares paid ADI $469,198, $425,830, $134,192, $29,262 and $1,076,484,
respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended September 30, 2005, ADI advised the Fund that it retained $20,706 in front-end sales commissions from the sale of Class A shares and $113, $30,305, $1,059 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the six months ended September 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                                 CHANGE IN
                                         MARKET                                  UNREALIZED     MARKET            REALIZED
                                         VALUE      PURCHASES   PROCEEDS FROM   APPRECIATION    VALUE    DIVIDEND   GAIN
FUND                                    03/31/05     AT COST        SALES      (DEPRECIATION)  09/30/05   INCOME   (LOSS)
--------------------------------------------------------------------------------------------------------------------------
Premier Portfolio- Institutional Class $59,112,303 $209,057,515 $(260,913,743)      $--       $7,256,075 $228,172   $--
--------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                                CHANGE IN
                                         MARKET                                 UNREALIZED      MARKET             REALIZED
                                         VALUE     PURCHASES   PROCEEDS FROM   APPRECIATION     VALUE     DIVIDEND   GAIN
FUND                                    03/31/05    AT COST        SALES      (DEPRECIATION)   09/30/05   INCOME*   (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Premier Portfolio- Institutional Class $7,397,327 $373,661,851 $(214,200,521)      $--       $166,858,657 $121,652   $--
---------------------------------------------------------------------------------------------------------------------------

* Net of compensation to counterparties.

INVESTMENTS IN OTHER AFFILIATES:

The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the transactions with affiliates for the six months ended September 30, 2005.

                                                                         CHANGE IN
                                 MARKET                                  UNREALIZED      MARKET             REALIZED
                                 VALUE      PURCHASES   PROCEEDS FROM   APPRECIATION     VALUE     DIVIDEND   GAIN
COMPANY                         03/31/05     AT COST        SALES      (DEPRECIATION)   09/30/05    INCOME   (LOSS)
--------------------------------------------------------------------------------------------------------------------
BlueStream Ventures L.P.       $ 6,153,899 $  2,488,246 $          --    $(403,685)   $  8,238,460 $     --   $--
--------------------------------------------------------------------------------------------------------------------
Total Investment in affiliates $72,663,529 $585,207,612 $(475,114,264)   $(403,685)   $182,353,192 $349,824   $--
--------------------------------------------------------------------------------------------------------------------

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended September 30, 2005, the Fund engaged in securities purchases of $11,260,800 and sales of $21,327,246, which resulted in net realized gains of $4,799,882.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended September 30, 2005, the Fund received credits from these arrangements which resulted in the reduction of the Fund's total expenses of $22,876.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended September 30, 2005, the Fund paid legal fees of $3,350 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the six months ended September 30, 2005, the Fund did not borrow or lend under the interfund facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At September 30, 2005, securities with an aggregate value of $164,940,516 were on loan to brokers. The loans were secured by cash collateral of $166,858,657 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended September 30, 2005, the Fund received dividends on cash collateral of $121,652 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--OPTION CONTRACTS WRITTEN

                         TRANSACTIONS DURING THE PERIOD
                   ------------------------------------------
                                       CALL OPTION CONTRACTS
                                       ---------------------
                                       NUMBER OF   PREMIUMS
                                       CONTRACTS   RECEIVED
                   ------------------------------------------
                   Beginning of period   10,040  $   624,671
                   ------------------------------------------
                   Written               14,702    2,158,073
                   ------------------------------------------
                   Closed                (3,247)    (623,515)
                   ------------------------------------------
                   Exercised             (2,210)    (196,676)
                   ------------------------------------------
                   Expired              (17,340)  (1,500,829)
                   ------------------------------------------
                   End of period          1,945  $   461,724
                   ------------------------------------------

                      OPEN CALL OPTIONS WRITTEN AT PERIOD END
-----------------------------------------------------------------------------------
                                                                       UNREALIZED
                     CONTRACT STRIKE NUMBER OF PREMIUMS MARKET VALUE  APPRECIATION
                      MONTH   PRICE  CONTRACTS RECEIVED   09/30/05   (DEPRECIATION)
-----------------------------------------------------------------------------------
Apple Computer, Inc.  Jan-06   $60     1,945   $461,724   $491,113      ($29,389)
-----------------------------------------------------------------------------------

NOTE 10--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of March 31, 2005 to utilizing $114,716,266 of capital loss carryforward in the fiscal year ended March 31, 2006.
  The Fund has a capital loss carryforward as of March 31, 2005 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 March 31, 2010                  $416,234,709
                 ---------------------------------------------
                 March 31, 2011                   367,910,113
                 ---------------------------------------------
                 Total capital loss carryforward $784,144,822
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003, the date of the reorganization of AIM New Technology Fund, AIM Global Science & Technology Fund and INVESCO Telecommunications Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended September 30, 2005 was $797,999,205 and $949,353,611, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.
  At the request of the Trustee, AIM recovered third party research credits, during the six months ended September 30, 2005, in the amount of $43,535. These research credits were recorded as realized gains.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                      INVESTMENT SECURITIES ON A TAX BASIS
   --------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $285,498,246
   --------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (12,284,418)
   --------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $273,213,828
   --------------------------------------------------------------------------

Cost of investments for tax purposes is $1,134,761,294.

NOTE 12--SHARE INFORMATION

The Fund currently consists of six different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.
  As of the close of business on August 15, 2005, the Fund limited public sales of Class K shares to existing Class K shareholders. Subsequent to the end of the reporting period, on October 21, 2005, Class K shares converted to Class A shares and Class K shares are no longer offered publicly for sale. Investor Class shares of the Fund are offered only to certain grandfathered investors.

                                          CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED               YEAR ENDED
                                                                SEPTEMBER 30,                  MARCH 31,
                                                                  2005/(A)/                      2005
                                                          -------------------------  ----------------------------
                                                            SHARES        AMOUNT        SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                    592,925  $  14,500,941    1,091,737  $    26,091,564
------------------------------------------------------------------------------------------------------------------
  Class B                                                    138,530      3,290,705      324,767        7,546,468
------------------------------------------------------------------------------------------------------------------
  Class C                                                    115,201      2,683,995      199,704        4,490,729
------------------------------------------------------------------------------------------------------------------
  Class K                                                     94,364      2,240,142      348,095        8,080,397
------------------------------------------------------------------------------------------------------------------
  Investor Class                                           2,185,568     52,813,346    7,578,874      177,927,956
------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             --             --    1,199,210       30,689,266
------------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                    100,730      2,429,881      314,887        7,493,236
------------------------------------------------------------------------------------------------------------------
  Class B                                                   (103,336)    (2,429,881)    (321,273)      (7,493,236)
------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                 (1,748,413)   (42,544,042)  (4,673,472)    (111,212,247)
------------------------------------------------------------------------------------------------------------------
  Class B                                                   (532,668)   (12,627,842)  (1,344,399)     (31,170,982)
------------------------------------------------------------------------------------------------------------------
  Class C                                                   (229,045)    (5,277,188)    (568,055)     (12,866,923)
------------------------------------------------------------------------------------------------------------------
  Class K                                                   (137,751)    (3,289,260)    (628,117)     (14,277,089)
------------------------------------------------------------------------------------------------------------------
  Investor Class                                          (8,286,543)  (201,267,471) (24,400,287)    (571,553,540)
------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (38)          (954) (52,868,543)  (1,257,927,039)
------------------------------------------------------------------------------------------------------------------
                                                          (7,810,476) $(189,477,628) (73,746,872) $(1,744,181,440)
------------------------------------------------------------------------------------------------------------------

/(a)/There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 14% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.

NOTE 13--OTHER MATTERS

The AIM and INVESCO Families of Funds received requests from the SEC for information concerning the Funds' use of exchange traded funds and other registered investment companies, as well as compliance with Section 12(d)(1) of the Investment Company Act of 1940. After reviewing responsive information, the SEC issued a letter dated September 23, 2004 asserting that the Fund entered into certain securities transactions during the period June 2, 2002 to May 31, 2004 that may not have been in compliance with the percentage ownership restriction of certain investment companies and in particular HOLDRs. To the extent it is determined that these securities transactions were not in compliance, appropriate amounts will be reimbursed. At this time, the effect to the Shareholder is not expected to be material.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                   -----------------
                                                                     SIX MONTHS
                                                                        ENDED
                                                                    SEPTEMBER 30,
                                                                        2005
                                                                   -------------
--------------------------------------------------------------------
Net asset value, beginning of period                                 $  23.59
-------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.13)/(a)/
-------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        1.76
-------------------------------------------------------------------------------------
    Total from investment operations                                     1.63
-------------------------------------------------------------------------------------
Net asset value, end of period                                       $  25.22
-------------------------------------------------------------------------------------
Total return/(c)/                                                        6.91%
-------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $309,895
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         1.60%/(d)/
-------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      1.68%/(d)/
-------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets             (1.10)%/(d)/
-------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                               62%
-------------------------------------------------------------------------------------

                                                                              CLASS A
                                                                   --------------------------------------


                                                                                YEAR ENDED MARCH 31,
                                                                   -------------------------------------
                                                                        2005           2004            2003
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  24.71       $  16.98       $ 30.41
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.19)/(a)/    (0.33)/(a)/   (0.20)/(a)(b)/
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     (0.93)          8.06        (13.23)
-----------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  (1.12)          7.73        (13.43)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  23.59       $  24.71       $ 16.98
-----------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                     (4.53)%        45.52%       (44.16)%
-----------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $314,755       $410,407       $ 4,460
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       1.50%          1.50%         1.47%
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    1.68%          1.93%         1.51%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.80)%        (1.31)%       (1.12)%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                             92%           141%          107%
-----------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) been calculated using the current method, which is before reclassification of net operating losses, net investment income
     (loss) per share would have been $(0.20) for the year ended March 31, 2003. /(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of
     $312,689,414.
/(e)/Not annualized for periods less than one year.

                                                                               CLASS B
                                                   ------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED
                                                   SEPTEMBER 30,                 YEAR ENDED MARCH 31,
                                                       2005          ------------------------------------
                                                   -------------         2005           2004            2003
----------------------------------------------------                 ---------------------------------------------
Net asset value, beginning of period                  $ 23.04        $ 24.29       $  16.84       $ 30.41
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                           (0.20)/(a)/    (0.34)/(a)/    (0.48)/(a)/   (0.27)/(a)(b)/
------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both realized
   and unrealized)                                       1.71          (0.91)          7.93        (13.30)
------------------------------------------------------------------------------------------------------------------
   Total from investment operations                      1.51          (1.25)          7.45        (13.57)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $ 24.55        $ 23.04       $  24.29       $ 16.84
------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                        6.55%         (5.15)%        44.24%       (44.62)%
------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $81,796        $88,240       $125,597       $   532
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
 With fee waivers and/or expense reimbursements          2.30%/(d)/     2.15%          2.15%         2.15%
------------------------------------------------------------------------------------------------------------------
 Without fee waivers and/or expense reimbursements       2.38%/(d)/     2.33%          3.16%         2.74%
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
 net assets                                             (1.80)%/(d)/   (1.45)%        (1.96)%       (1.71)%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                               62%            92%           141%          107%
------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) been calculated using the current method, which is before reclassification of net operating losses, net investment income
     (loss) per share would have been $(0.27) for the year ended March 31, 2003. /(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of $84,933,363. /(e)/Not annualized for periods less than one year.


                                                                   -------------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,
                                                                       2005          -------------
                                                                   -------------         2005
--------------------------------------------------------------------                 --------------
Net asset value, beginning of period                                  $ 22.43        $ 23.64
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.21)/(a)/    (0.33)/(a)/
---------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        1.67          (0.88)
---------------------------------------------------------------------------------------------------
    Total from investment operations                                     1.46          (1.21)
---------------------------------------------------------------------------------------------------
Less distributions from net realized gains                                 --             --
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 23.89        $ 22.43
---------------------------------------------------------------------------------------------------
Total return/(c)/                                                        6.51%         (5.12)%
---------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $26,064        $27,016
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         2.30%/(d)/     2.15%
---------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      2.38%/(d)/     2.33%
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets             (1.80)%/(d)/   (1.45)%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                               62%            92%
---------------------------------------------------------------------------------------------------

                                                                            CLASS C
                                                                   --------------------------------------------------


                                                                              YEAR ENDED MARCH 31,
                                                                   --------------------------------------------------
                                                                       2004          2003          2002          2001
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 16.39       $ 29.73       $ 35.22       $101.85
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.45)/(a)/   (0.62)/(b)/   (0.22)/(b)/   (0.18)/(b)/
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     7.70        (12.72)        (5.27)       (63.81)
--------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  7.25        (13.34)        (5.49)       (63.99)
--------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                              --            --            --         (2.64)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 23.64       $ 16.39       $ 29.73       $ 35.22
--------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                    44.23%       (44.87)%      (15.59)%      (63.89)%
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $37,191       $ 5,759       $18,910       $15,919
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      2.15%         2.69%         2.54%         1.86%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   3.20%         3.95%         2.54%         1.86%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (1.96)%       (2.39)%       (2.26)%       (1.30)%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                           141%          107%           79%           85%
--------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) been calculated using the current method, which is before reclassification of net operating losses, net investment income
     (loss) per share would have been $(0.84), $(0.54) and $(0.36) for the years ended March 31, 2003, 2002 and 2001, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of $26,765,035. /(e)/Not annualized for periods less than one year.

                                                                                                              CLASS K
                                                                   -----------------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,                        YEAR ENDED MARCH 31,
                                                                       2005          -----------------------------------------
                                                                   -------------         2005          2004          2003
--------------------------------------------------------------------                 ------------------------------------------
Net asset value, beginning of period                                  $ 23.06        $ 24.21       $ 16.78       $ 30.22
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.15)/(a)/    (0.25)/(a)/   (0.42)/(a)/   (0.07)/(b)/
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        1.73          (0.90)         7.85        (13.37)
-------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                     1.58          (1.15)         7.43        (13.44)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 24.64        $ 23.06       $ 24.21       $ 16.78
-------------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                        6.85%         (4.75)%       44.28%       (44.47)%
-------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $12,611        $12,805       $20,224       $22,156
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         1.75%/(d)/     1.76%         2.12%         1.88%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      1.83%/(d)/     1.78%         2.74%         2.49%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets             (1.25)%/(d)/   (1.06)%       (1.93)%       (1.55)%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                               62%            92%          141%          107%
-------------------------------------------------------------------------------------------------------------------------------

                                                                   ---------------------------
                                                                                     NOVEMBER 30,
                                                                                         2000
                                                                                     (DATE SALES
                                                                   --------           COMMENCED)
                                                                         2002        TO MARCH 31,
------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 35.09            $ 60.01
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.27)/(a)(b)/     (0.82)/(b)/
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    (4.60)            (24.10)
----------------------------------------------------------------------------------------------------
    Total from investment operations                                 (4.87)            (24.92)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 30.22            $ 35.09
----------------------------------------------------------------------------------------------------
Total return/(c)/                                                   (13.85)%           (41.54)%
----------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $27,147            $     1
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.28%              5.18%/(e)/
----------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.28%              5.18%/(e)/
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (1.15)%            (4.67)%/(e)/
----------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                            79%                85%
----------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) been calculated using the current method, which is before reclassification of net operating losses, net investment income
     (loss) per share would have been $(0.30), $(0.27) and $(0.86) for the years ended March 31, 2003 and 2002 and the period ended March 31, 2001, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of $12,969,786. /(e)/Annualized.
/(f)/Not annualized for periods less than one year.


                                                                  --------------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,
                                                                       2005         --------------
                                                                  -------------          2005
-------------------------------------------------------------------                 ---------------
Net asset value, beginning of period                                $  23.37        $  24.49
---------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                                          (0.13)/(a)/     (0.20)/(a)/
---------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both realized and unrealized)        1.74           (0.92)
---------------------------------------------------------------------------------------------------
   Total from investment operations                                     1.61           (1.12)
---------------------------------------------------------------------------------------------------
Less distributions from net realized gains                                --              --
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  24.98        $  23.37
---------------------------------------------------------------------------------------------------
Total return/(c)/                                                       6.89%          (4.57)%
---------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $801,952        $892,630
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
 With fee waivers and/or expense reimbursements                         1.59%/(d)/      1.56%
---------------------------------------------------------------------------------------------------
 Without fee waivers and/or expense reimbursements                      1.63%/(d)/      1.58%
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets            (1.09)%/(d)/    (0.86)%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                              62%             92%
---------------------------------------------------------------------------------------------------

                                                                            INVESTOR CLASS
                                                                  ------------------------------------------------------------


                                                                                  YEAR ENDED MARCH 31,
                                                                  ------------------------------------------------------------
                                                                        2004            2003            2002
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $    16.90       $  30.41       $    35.60
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                                          (0.35)/(a)/    (0.14)/(b)/      (0.08)/(b)/
-------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both realized and unrealized)        7.94         (13.37)           (5.11)
-------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                     7.59         (13.51)           (5.19)
-------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                                --             --               --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $    24.49       $  16.90       $    30.41
-------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                      44.91%        (44.43)%         (14.58)%
-------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $1,347,335       $853,530       $1,865,251
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
 With fee waivers and/or expense reimbursements                         1.72%          1.77%            1.37%
-------------------------------------------------------------------------------------------------------------------
 Without fee waivers and/or expense reimbursements                      1.75%          1.77%            1.37%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets            (1.53)%        (1.46)%          (1.08)%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                             141%           107%              79%
-------------------------------------------------------------------------------------------------------------------

                                                                  -----------



                                                                  -----------
                                                                        2001
----------------------------------------------------------------------------------
Net asset value, beginning of period                              $   101.92
----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                                          (0.10)/(b)/
----------------------------------------------------------------------------------
 Net gains (losses) on securities (both realized and unrealized)      (63.58)
----------------------------------------------------------------------------------
   Total from investment operations                                   (63.68)
----------------------------------------------------------------------------------
Less distributions from net realized gains                             (2.64)
----------------------------------------------------------------------------------
Net asset value, end of period                                    $    35.60
----------------------------------------------------------------------------------
Total return/(c)/                                                     (63.54)%
----------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $2,181,879
----------------------------------------------------------------------------------
Ratio of expenses to average net assets:
 With fee waivers and/or expense reimbursements                         0.98%
----------------------------------------------------------------------------------
 Without fee waivers and/or expense reimbursements                      0.98%
----------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets            (0.47)%
----------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                              85%
----------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) been calculated using the current method, which is before reclassification of net operating losses, net investment income
     (loss) per share would have been $(0.29), $(0.37) and $(0.33) for the years ended March 31, 2003, 2002 and 2001, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of
     $858,834,688.
/(e)/Not annualized for periods less than one year.


                                                   -----------------------------
                                                    SIX MONTHS
                                                       ENDED
                                                   SEPTEMBER 30,
                                                       2005         ------------
                                                   -------------        2005
----------------------------------------------------                -------------
Net asset value, beginning of period                  $24.44        $25.35
---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                          (0.04)/(a)/   (0.02)/(a)/
---------------------------------------------------------------------------------
 Net gains (losses) on securities (both realized
   and unrealized)                                      1.83         (0.89)
---------------------------------------------------------------------------------
   Total from investment operations                     1.79         (0.91)
---------------------------------------------------------------------------------
Less distributions from net realized gains                --            --
---------------------------------------------------------------------------------
Net asset value, end of period                        $26.23        $24.44
---------------------------------------------------------------------------------
Total return/(c)/                                       7.33%        (3.59)%
---------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $   11        $   11
---------------------------------------------------------------------------------
Ratio of expenses to average net assets                 0.80%/(d)/    0.79%/(e)/
---------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
 net assets                                            (0.30)%/(d)/  (0.09)%
---------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                              62%           92%
---------------------------------------------------------------------------------

                                                               INSTITUTIONAL CLASS
                                                   ------------------------------------------------------------------


                                                                       YEAR ENDED MARCH 31,
                                                   ------------------------------------------------------------------
                                                         2004             2003               2002               2001
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $    17.34       $  30.93          $    35.98          $   102.55
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                           (0.16)/(a)/    (0.12)/(a)(b)/      (0.16)/(a)(b)/      (0.06)/(b)/
--------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both realized
   and unrealized)                                       8.17         (13.47)              (4.89)             (63.87)
--------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                      8.01         (13.59)              (5.05)             (63.93)
--------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                 --             --                  --               (2.64)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $    25.35       $  17.34          $    30.93          $    35.98
--------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                       46.19%        (43.94)%            (14.04)%            (63.39)%
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $1,309,623       $707,040          $1,360,738          $1,396,788
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                  0.86%          0.90%               0.74%               0.58%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
 net assets                                             (0.67)%        (0.59)%             (0.46)%             (0.08)%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                              141%           107%                 79%                 85%
--------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) been calculated using the current method, which is before reclassification of net operating losses, net investment income
     (loss) per share would have been $(0.12), $(0.16) and $(0.06) for the years ended March 31, 2003, 2002 and 2001, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of $10,764. /(e)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.81% for year ended March 31, 2005.
/(f)/Not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and
procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action
No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.
  On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court, which Conditional Transfer Order was finalized on October 19, 2005. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have the authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
     . that the defendants permitted improper market timing and related activity in the AIM Funds;
     .   that certain AIM Funds inadequately employed fair value pricing;
     . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;
     . that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;
     . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and
     . that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).
These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under
Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under
Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

FINANCIALS

SCHEDULE OF INVESTMENTS
September 30, 2005
(Unaudited)


                                                           MARKET
                                                SHARES     VALUE
           ---------------------------------------------------------
           DOMESTIC COMMON STOCKS-78.12%

           COAL & CONSUMABLE FUELS-3.82%
           Peabody Energy Corp.                 145,000 $ 12,230,750
           ---------------------------------------------------------

           ELECTRIC UTILITIES-21.47%
           American Electric Power Co., Inc.     40,000    1,588,000
           ---------------------------------------------------------
           Cinergy Corp.                        110,000    4,885,100
           ---------------------------------------------------------
           Edison International                 210,000    9,928,800
           ---------------------------------------------------------
           Entergy Corp.                        115,000    8,546,800
           ---------------------------------------------------------
           Exelon Corp.                         239,950   12,822,928
           ---------------------------------------------------------
           FirstEnergy Corp.                    180,000    9,381,600
           ---------------------------------------------------------
           FPL Group, Inc.                      215,000   10,234,000
           ---------------------------------------------------------
           PPL Corp.                            260,000    8,405,800
           ---------------------------------------------------------
           Westar Energy, Inc.                  125,000    3,016,250
           ---------------------------------------------------------
                                                          68,809,278
           ---------------------------------------------------------

           GAS UTILITIES-7.55%
           Equitable Resources, Inc.            180,000    7,030,800
           ---------------------------------------------------------
           Peoples Energy Corp.                  55,000    2,165,900
           ---------------------------------------------------------
           Questar Corp.                        170,000   14,980,400
           ---------------------------------------------------------
                                                          24,177,100
           ---------------------------------------------------------

           INDEPENDENT POWER PRODUCERS & ENERGY
            TRADERS-12.70%
           Constellation Energy Group           140,000    8,624,000
           ---------------------------------------------------------
           Duke Energy Corp.                    320,000    9,334,400
           ---------------------------------------------------------
           NRG Energy, Inc./(a)/                109,722    4,674,157
           ---------------------------------------------------------
           TXU Corp.                            160,000   18,060,800
           ---------------------------------------------------------
                                                          40,693,357
           ---------------------------------------------------------

           INTEGRATED TELECOMMUNICATION
            SERVICES-1.52%
           Citizens Communications Co.          360,000    4,878,000
           ---------------------------------------------------------

           MULTI-UTILITIES-20.33%
           Ameren Corp.                         120,000    6,418,800
           ---------------------------------------------------------
           CenterPoint Energy, Inc.             310,000    4,609,700
           ---------------------------------------------------------
           Dominion Resources, Inc.             175,000   15,074,500
           ---------------------------------------------------------
           DTE Energy Co.                        65,000    2,980,900
           ---------------------------------------------------------
           KeySpan Corp.                        145,000    5,333,100
           ---------------------------------------------------------
           OGE Energy Corp.                      90,000    2,529,000
           ---------------------------------------------------------
           PG&E Corp.                           320,000   12,560,000
           ---------------------------------------------------------
           PNM Resources Inc.                   120,000    3,440,400
           ---------------------------------------------------------
           SCANA Corp.                           76,900    3,248,256
           ---------------------------------------------------------
           Sempra Energy                        190,000    8,941,400
           ---------------------------------------------------------
                                                          65,136,056
           ---------------------------------------------------------

                                                                   MARKET
                                                       SHARES      VALUE
   -------------------------------------------------------------------------

   OIL & GAS STORAGE &
    TRANSPORTATION-8.16%
   Kinder Morgan, Inc.                                  130,000 $ 12,500,800
   -------------------------------------------------------------------------
   Williams Cos., Inc. (The)                            545,000   13,652,250
   -------------------------------------------------------------------------
                                                                  26,153,050
   -------------------------------------------------------------------------

   WATER UTILITIES-1.79%
   Aqua America Inc.                                    151,250    5,750,525
   -------------------------------------------------------------------------

   WIRELESS TELECOMMUNICATION
    SERVICES-0.78%
   Sprint Nextel Corp.                                  105,000    2,496,900
   -------------------------------------------------------------------------
     Total Domestic Common Stocks
      (Cost $160,946,659)                                        250,325,016
   -------------------------------------------------------------------------
   FOREIGN STOCKS & OTHER EQUITY
    INTERESTS-14.77%

   FRANCE-1.58%
   Veolia Environnement (Multi-Utilities)/(b)(c)/       119,400    5,049,204
   -------------------------------------------------------------------------

   GERMANY-2.30%
   E.ON A.G. (Electric Utilities)/(a)(b)/                80,000    7,358,697
   -------------------------------------------------------------------------

   ITALY-3.40%
   Enel S.p.A. (Electric Utilities)/(b)(c)/             800,000    6,882,237
   -------------------------------------------------------------------------
   Telecom Italia S.p.A.-Savings Shares (Integrated
    Telecommunication Services)/(b)/                    448,368    1,249,057
   -------------------------------------------------------------------------
   Terna S.p.A. (Electric Utilities)/(b)(c)/          1,073,100    2,770,312
   -------------------------------------------------------------------------
                                                                  10,901,606
   -------------------------------------------------------------------------

   SPAIN-1.67%
   Endesa, S.A. (Electric Utilities)/(b)/               110,938    2,970,622
   -------------------------------------------------------------------------
   Telefonica, S.A. (Integrated Telecommunication
    Services)/(b)/                                      145,748    2,392,031
   -------------------------------------------------------------------------
                                                                   5,362,653
   -------------------------------------------------------------------------

   UNITED KINGDOM-5.82%
   Centrica PLC (Multi-Utilities)/(b)/                  809,820    3,521,049
   -------------------------------------------------------------------------
   National Grid PLC (Multi-Utilities)/(b)/           1,000,000    9,388,708
   -------------------------------------------------------------------------
   Vodafone Group PLC (Wireless Telecommunication
    Services)/(b)/                                    1,468,018    3,819,557
   -------------------------------------------------------------------------
   Vodafone Group PLC-ADR (Wireless Telecommunication
    Services)                                            74,100    1,924,378
   -------------------------------------------------------------------------
                                                                  18,653,692
   -------------------------------------------------------------------------
     Total Foreign Stocks & Other Equity Interests
      (Cost $40,511,157)                                          47,325,852
   -------------------------------------------------------------------------

                                                     PRINCIPAL     MARKET
                                                      AMOUNT       VALUE
   -------------------------------------------------------------------------
   NOTES-0.63%

   ELECTRIC UTILITIES-0.39%
   AmerenEnergy Generating Co.-Series C,
    Sr. Unsec. Global Notes, 7.75%, 11/01/05/(d)/   $   750,000 $    751,942
   -------------------------------------------------------------------------
   Kansas City Power & Light Co.,
    Sr. Unsec. Notes, 7.13%, 12/15/05/(d)/              500,000      502,585
   -------------------------------------------------------------------------
                                                                   1,254,527
   -------------------------------------------------------------------------

   INTEGRATED TELECOMMUNICATION
    SERVICES-0.24%
   British Telecommunications PLC (United Kingdom),
    Global Notes, 7.88%, 12/15/05/(d)/                  750,000      754,793
   -------------------------------------------------------------------------
     Total Notes (Cost $2,015,373)                                 2,009,320
   -------------------------------------------------------------------------

                                                      SHARES
   MONEY MARKET FUNDS-6.38%
   Premier Portfolio-Institutional Class
    (Cost $20,444,831)/(e)/                          20,444,831   20,444,831
   -------------------------------------------------------------------------
     TOTAL INVESTMENTS-99.90%
      (excluding investments purchased with cash
      collateral from securities loaned)
      (Cost $223,918,020)                                        320,105,019
   -------------------------------------------------------------------------

                                                                    MARKET
                                                        SHARES      VALUE
  ----------------------------------------------------------------------------
  INVESTMENTS PURCHASED WITH CASH
   COLLATERAL FROM SECURITIES LOANED

  MONEY MARKET FUNDS-3.01%
  Premier Portfolio-Institutional Class/(e)(f)/        9,640,646 $  9,640,646
  ----------------------------------------------------------------------------
      Total Money Market Funds (purchased with cash
       collateral from securities loaned)
       (Cost $9,640,646)                                            9,640,646
  ----------------------------------------------------------------------------
  TOTAL INVESTMENTS-102.91% (Cost $233,558,666)                   329,745,665
  ----------------------------------------------------------------------------
  OTHER ASSETS LESS LIABILITIES-(2.91%)                            (9,322,768)
  ----------------------------------------------------------------------------
  NET ASSETS-100.00%                                             $320,422,897
  ----------------------------------------------------------------------------

Investment Abbreviations:
ADR - American Depositary Receipt
Sr. - Senior
Unsec.- Unsecured
Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at September 30, 2005 was $45,401,474, which represented 14.17% of the Fund's Net Assets. See Note 1A.
/(c)/All or a portion of this security has been pledged as collateral for securities lending transactions at September 30, 2005.
/(d)/In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at September 30, 2005 was $2,009,320, which represented 0.63% of the Fund's Net Assets. See Note 1A.
/(e)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(f)/The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2005
(Unaudited)

ASSETS:
Investments, at market value (cost $203,473,189)*                     $299,660,188
-----------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $30,085,477)         30,085,477
-----------------------------------------------------------------------------------
    Total investments (cost $233,558,666)                              329,745,665
-----------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                       1,179,526
-----------------------------------------------------------------------------------
  Dividends and interest                                                   648,644
-----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans           72,453
-----------------------------------------------------------------------------------
Other assets                                                                50,150
-----------------------------------------------------------------------------------
    Total assets                                                       331,696,438
-----------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Investments purchased                                                    946,270
-----------------------------------------------------------------------------------
  Fund shares reacquired                                                   341,123
-----------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                        94,257
-----------------------------------------------------------------------------------
  Collateral upon return of securities loaned                            9,640,646
-----------------------------------------------------------------------------------
Accrued distribution fees                                                   94,987
-----------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                            3,253
-----------------------------------------------------------------------------------
Accrued transfer agent fees                                                 86,432
-----------------------------------------------------------------------------------
Accrued operating expenses                                                  66,573
-----------------------------------------------------------------------------------
    Total liabilities                                                   11,273,541
-----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $320,422,897
-----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                         $314,354,451
-----------------------------------------------------------------------------------
Undistributed net investment income (loss)                                (325,372)
-----------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 foreign currencies                                                    (89,791,550)
-----------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                             96,185,368
-----------------------------------------------------------------------------------
                                                                      $320,422,897
-----------------------------------------------------------------------------------


          NET ASSETS:
          Class A                                         $162,720,679
          ------------------------------------------------------------
          Class B                                         $ 45,697,303
          ------------------------------------------------------------
          Class C                                         $ 11,708,910
          ------------------------------------------------------------
          Investor Class                                  $100,296,005
          ------------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Class A                                           11,237,010
          ------------------------------------------------------------
          Class B                                            3,145,186
          ------------------------------------------------------------
          Class C                                              799,690
          ------------------------------------------------------------
          Investor Class                                     6,868,576
          ------------------------------------------------------------
          Class A:
            Net asset value per share                     $      14.48
          ------------------------------------------------------------
            Offering price per share:
              (Net asset value of $14.48 / 94.50%)        $      15.32
          ------------------------------------------------------------
          Class B:
            Net asset value and offering price per share  $      14.53
          ------------------------------------------------------------
          Class C:
            Net asset value and offering price per share  $      14.64
          ------------------------------------------------------------
          Investor Class:
            Net asset value and offering price per share  $      14.60
          ------------------------------------------------------------

* At September 30, 2005, securities with an aggregate market value of $9,113,239 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the six months ended September 30, 2005
(Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $129,437)                                                         $ 4,995,667
---------------------------------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income of $30,212, after
 compensation to counterparties of $185,593)                                                                       146,445
---------------------------------------------------------------------------------------------------------------------------
Interest and bond premium amortization                                                                             (99,359)
---------------------------------------------------------------------------------------------------------------------------
   Total investment income                                                                                       5,042,753
---------------------------------------------------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                                                                    1,001,826
---------------------------------------------------------------------------------------------------------------------------
Administrative services fees                                                                                        45,764
---------------------------------------------------------------------------------------------------------------------------
Custodian fees                                                                                                      20,900
---------------------------------------------------------------------------------------------------------------------------
Distribution fees:
 Class A                                                                                                           164,052
---------------------------------------------------------------------------------------------------------------------------
 Class B                                                                                                           200,716
---------------------------------------------------------------------------------------------------------------------------
 Class C                                                                                                            46,442
---------------------------------------------------------------------------------------------------------------------------
 Investor Class                                                                                                    108,100
---------------------------------------------------------------------------------------------------------------------------
Transfer agent fees                                                                                                410,961
---------------------------------------------------------------------------------------------------------------------------
Trustees' and officer's fees and benefits                                                                           11,158
---------------------------------------------------------------------------------------------------------------------------
Other                                                                                                              113,515
---------------------------------------------------------------------------------------------------------------------------
   Total expenses                                                                                                2,123,434
---------------------------------------------------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset arrangement                                              (200,679)
---------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                                                                  1,922,755
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                            3,119,998
---------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
Net realized gain from:
 Investment securities                                                                                           3,405,022
---------------------------------------------------------------------------------------------------------------------------
 Foreign currencies                                                                                                 28,375
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,433,397
---------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                                                                          41,602,042
---------------------------------------------------------------------------------------------------------------------------
 Foreign currencies                                                                                                 (6,906)
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                41,595,136
---------------------------------------------------------------------------------------------------------------------------
Net gain from investment securities and foreign currencies                                                      45,028,533
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                                           $48,148,531
---------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended September 30, 2005 and the year ended March 31, 2005

                                                                                                     SEPTEMBER 30,   MARCH 31,
                                                                                                         2005          2005
--------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
 Net investment income                                                                               $  3,119,998  $  5,787,147
--------------------------------------------------------------------------------------------------------------------------------
 Net realized gain from investment securities and foreign currencies                                    3,433,397     7,929,205
--------------------------------------------------------------------------------------------------------------------------------
 Change in net unrealized appreciation of investment securities and foreign currencies                 41,595,136    34,630,010
--------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                                                48,148,531    48,346,362
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
 Class A                                                                                               (1,758,135)   (2,901,177)
--------------------------------------------------------------------------------------------------------------------------------
 Class B                                                                                                 (363,396)     (685,445)
--------------------------------------------------------------------------------------------------------------------------------
 Class C                                                                                                  (88,795)     (129,399)
--------------------------------------------------------------------------------------------------------------------------------
 Investor Class                                                                                        (1,110,856)   (2,058,141)
--------------------------------------------------------------------------------------------------------------------------------
   Decrease in net assets resulting from distributions                                                 (3,321,182)   (5,774,162)
--------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
 Class A                                                                                               27,460,931    (9,390,014)
--------------------------------------------------------------------------------------------------------------------------------
 Class B                                                                                                3,663,974    (5,658,456)
--------------------------------------------------------------------------------------------------------------------------------
 Class C                                                                                                3,170,026      (751,072)
--------------------------------------------------------------------------------------------------------------------------------
 Investor Class                                                                                         6,235,730    (3,714,283)
--------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from share transactions                             40,530,661   (19,513,825)
--------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets                                                                          85,358,010    23,058,375
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
 Beginning of period                                                                                  235,064,887   212,006,512
--------------------------------------------------------------------------------------------------------------------------------
 End of period (including undistributed net investment income (loss) of $(325,372) and $(15,543),
   respectively)                                                                                     $320,422,897  $235,064,887
--------------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Utilities Fund, formerly INVESCO Utilities Fund, (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  Investor Class shares of the Fund are offered only to certain grandfathered investors.
  The Fund's investment objective is to achieve capital growth and current income.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.
D. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

              AVERAGE NET ASSETS                             RATE
              ----------------------------------------------------
              First $350 million                             0.75%
              ----------------------------------------------------
              Next $350 million                              0.65%
              ----------------------------------------------------
              Next $1.3 billion                              0.55%
              ----------------------------------------------------
              Next $2 billion                                0.45%
              ----------------------------------------------------
              Next $2 billion                                0.40%
              ----------------------------------------------------
              Next $2 billion                               0.375%
              ----------------------------------------------------
              Over $8 billion                                0.35%
              ----------------------------------------------------

  AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C and Investor Class shares to 1.30%, 2.05%, 2.05% and 1.30% of average daily net assets, respectively. Also, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C and Investor Class shares to 1.90%, 2.65%, 2.65% and 1.90% of average daily net assets, respectively, through March 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items;
(v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the six months ended September 30, 2005, AIM waived fees of $1,602 and reimbursed expenses of $194,727.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit shareholder reporting, communications and trustee expenses. For the six months ended September 30, 2005, AMVESCAP's expense reimbursement was less than $100.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended September 30, 2005, AIM was paid $45,764.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended September 30, 2005, the Fund paid AISI $410,961.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended September 30, 2005, the Class A, Class B, Class C and Investor Class shares paid ADI $164,052, $200,716, $46,442 and $108,100, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended September 30, 2005, ADI advised the Fund that it retained $42,451 in front-end sales commissions from the sale of Class A shares and $540, $8,269 and $297 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the six months ended September 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                               CHANGE IN
                                                                               UNREALIZED
                                      MARKET VALUE  PURCHASES  PROCEEDS FROM  APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                                    03/31/05     AT COST       SALES     (DEPRECIATION)   09/30/05    INCOME  GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class  $1,026,579  $63,907,206 $(44,488,954)      $--       $20,444,831  $116,233     $--
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                               CHANGE IN
                                                                               UNREALIZED
                                      MARKET VALUE  PURCHASES  PROCEEDS FROM  APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                                    03/31/05     AT COST       SALES     (DEPRECIATION)   09/30/05   INCOME*  GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class $11,544,702  $24,566,713 $(26,470,769)      $--       $ 9,640,646  $ 30,212     $--
-----------------------------------------------------------------------------------------------------------------------------
Total                                 $12,571,281  $88,473,919 $(70,959,723)      $--       $30,085,477  $146,445     $--
-----------------------------------------------------------------------------------------------------------------------------

* Net of compensation to counterparties.

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended September 30, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $4,350.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended September 30, 2005, the Fund paid legal fees of $1,770 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended September 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At September 30, 2005, securities with an aggregate value of $9,113,239 were on loan to brokers. The loans were secured by cash collateral of $9,640,646 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended September 30, 2005, the Fund received dividends on cash collateral of $30,212 for securities lending transactions, which are net of compensation to counterparties.

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of March 31, 2005 to utilizing $74,376,234 of capital loss carryforward in the fiscal year ended March 31, 2006.
  The Fund had a capital loss carryforward as of March 31, 2005 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 March 31, 2010                   $68,055,133
                 ---------------------------------------------
                 March 31, 2011                    23,729,348
                 ---------------------------------------------
                 March 31, 2013                       303,708
                 ---------------------------------------------
                 Total capital loss carryforward  $92,088,189
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains (losses) as of November 24, 2003, the date of the reorganization of AIM Global Utilities Fund into the Fund, are realized on securities held in each fund at such day, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended September 30, 2005 was $46,400,674 and $25,505,770, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.
  At the request of the Trustee, AIM recovered third party research credits, during the six months ended September 30, 2005, in the amount of $24,873. These research credits were recorded as realized gains.

            UNREALIZED APPRECIATION (DEPRECIATION) OF
              INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $91,908,642
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (1,666,893)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $90,241,749
   -------------------------------------------------------------------------

Cost of investments for tax purposes is $239,503,916.

NOTE 10--SHARE INFORMATION

The Fund currently consists of four different classes of shares: Class A shares, Class B shares, Class C shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                        CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED             YEAR ENDED
                                                                SEPTEMBER 30,               MARCH 31,
                                                                  2005/(A)/                   2005
                                                          ------------------------  ------------------------
                                                            SHARES       AMOUNT       SHARES       AMOUNT
-------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                  3,130,150  $ 42,175,477   1,349,057  $ 15,037,912
-------------------------------------------------------------------------------------------------------------
  Class B                                                    858,102    11,293,797     686,957     7,827,572
-------------------------------------------------------------------------------------------------------------
  Class C                                                    478,678     6,314,741     218,268     2,494,228
-------------------------------------------------------------------------------------------------------------
  Investor Class                                           1,368,737    18,458,728   1,519,629    17,110,449
-------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                    112,798     1,546,557     229,550     2,550,083
-------------------------------------------------------------------------------------------------------------
  Class B                                                     23,269       319,430      53,977       599,076
-------------------------------------------------------------------------------------------------------------
  Class C                                                      5,874        81,154       9,938       111,371
-------------------------------------------------------------------------------------------------------------
  Investor Class                                              75,893     1,046,899     172,440     1,934,858
-------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                    155,988     2,038,003     388,776     4,257,299
-------------------------------------------------------------------------------------------------------------
  Class B                                                   (155,560)   (2,038,003)   (387,695)   (4,257,299)
-------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                 (1,393,601)  (18,299,106) (2,825,080)  (31,235,308)
-------------------------------------------------------------------------------------------------------------
  Class B                                                   (446,584)   (5,911,250)   (901,951)   (9,827,805)
-------------------------------------------------------------------------------------------------------------
  Class C                                                   (240,784)   (3,225,869)   (302,675)   (3,356,671)
-------------------------------------------------------------------------------------------------------------
  Investor Class                                          (1,001,169)  (13,269,897) (2,049,799)  (22,759,590)
-------------------------------------------------------------------------------------------------------------
                                                           2,971,791  $ 40,530,661  (1,838,608) $(19,513,825)
-------------------------------------------------------------------------------------------------------------

/(a)/There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 10% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                                   ----------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,            YEAR ENDED MARCH 31,
                                                                       2005         -----------------------------------
                                                                   -------------        2005          2004        2003
--------------------------------------------------------------------                -------------------------------------
Net asset value, beginning of period                                 $  12.28       $  10.10      $   8.13      $ 10.66
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  0.16           0.30/(a)/     0.22/(a)/    0.16
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        2.21           2.18          1.98        (2.40)
-------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                     2.37           2.48          2.20        (2.24)
-------------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                               (0.17)         (0.30)        (0.23)       (0.29)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  14.48       $  12.28      $  10.10      $  8.13
-------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                       19.37%         24.95%        27.33%      (21.05)%
-------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $162,721       $113,325      $101,899      $   450
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         1.30%/(c)/     1.40%         1.40%        1.41%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      1.45%/(c)/     1.46%         1.77%        1.74%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                     2.47%/(c)/     2.76%         2.27%        2.79%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                               10%            33%          101%          64%
-------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of
     $130,882,877.
/(d)/Not annualized for periods less than one year.

                                                                                         CLASS B
                                                                   --------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,           YEAR ENDED MARCH 31,
                                                                       2005         ---------------------------------
                                                                   -------------        2005         2004       2003
--------------------------------------------------------------------                -----------------------------------
Net asset value, beginning of period                                  $ 12.32       $ 10.13      $  8.15      $ 10.66
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  0.11          0.23/(a)/    0.16/(a)/    0.13
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        2.22          2.19         1.98        (2.43)
-----------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                     2.33          2.42         2.14        (2.30)
-----------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                               (0.12)        (0.23)       (0.16)       (0.21)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 14.53       $ 12.32      $ 10.13      $  8.15
-----------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                       18.96%        24.17%       26.47%      (21.67)%
-----------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $45,697       $35,303      $34,606      $   193
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         2.05%/(c)/    2.05%        2.05%        2.14%
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      2.20%/(c)/    2.21%        2.79%        2.69%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                     1.72%/(c)/    2.11%        1.62%        1.84%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                               10%           33%         101%          64%
-----------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $40,033,567. /(d)/Not annualized for periods less than one year.

                                                                                                    CLASS C
                                                                   ------------------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,                      YEAR ENDED MARCH 31,
                                                                       2005         -------------------------------------------
                                                                   -------------       2005        2004       2003      2002
--------------------------------------------------------------------                --------------------------------------------
Net asset value, beginning of period                                  $ 12.41       $10.21      $ 8.22      $ 10.63   $ 16.08
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                           0.11         0.23/(a)/   0.16/(a)/    0.15      0.03
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        2.24         2.20        1.98        (2.47)    (5.48)
--------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                     2.35         2.43        2.14        (2.32)    (5.45)
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                  (0.12)       (0.23)      (0.15)       (0.09)    (0.00)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                    --           --          --           --        --
--------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                                 (0.12)       (0.23)      (0.15)       (0.09)    (0.00)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 14.64       $12.41      $10.21      $  8.22   $ 10.63
--------------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                       18.98%       24.08%      26.17%      (21.85)%  (33.87)%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $11,709       $6,900      $6,437      $   667   $ 1,799
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         2.05%/(c)/   2.05%       2.05%        2.05%     2.04%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      2.20%/(c)/   2.21%       3.14%        3.70%     2.45%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets              1.72%/(c)/   2.11%       1.62%        1.75%     0.32%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                               10%          33%        101%          64%       56%
--------------------------------------------------------------------------------------------------------------------------------

                                                                   --------



                                                                   --------
                                                                       2001
--------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 20.40
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.00)/(a)/
--------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    (3.22)
--------------------------------------------------------------------------------
    Total from investment operations                                 (3.22)
--------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.10)
--------------------------------------------------------------------------------
  Distributions from net realized gains                              (1.00)
--------------------------------------------------------------------------------
    Total distributions                                              (1.10)
--------------------------------------------------------------------------------
Net asset value, end of period                                     $ 16.08
--------------------------------------------------------------------------------
Total return/(b)/                                                   (15.83)%
--------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $ 3,579
--------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      2.07%
--------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   2.11%
--------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.02)%
--------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                            49%
--------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $9,262,959. /(d)/Not annualized for periods less than one year.


                                                                   -----------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,
                                                                       2005         ------------
                                                                   -------------        2005
--------------------------------------------------------------------                -------------
Net asset value, beginning of period                                 $  12.38       $ 10.18
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  0.16          0.31/(a)/
-------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        2.23          2.21
-------------------------------------------------------------------------------------------------
    Total from investment operations                                     2.39          2.52
-------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                  (0.17)        (0.32)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                    --            --
-------------------------------------------------------------------------------------------------
    Total distributions                                                 (0.17)        (0.32)
-------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  14.60       $ 12.38
-------------------------------------------------------------------------------------------------
Total return/(b)/                                                       19.39%        25.08%
-------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $100,296       $79,536
-------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         1.30%/(c)/    1.30%
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      1.45%/(c)/    1.46%
-------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                     2.47%/(c)/    2.86%
-------------------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                               10%           33%
-------------------------------------------------------------------------------------------------

                                                                    INVESTOR CLASS
                                                                   -------------------------------------------


                                                                         YEAR ENDED MARCH 31,
                                                                   -------------------------------------------
                                                                       2004       2003       2002       2001
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  8.19      $ 10.66   $  16.20   $  20.42
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.22/(a)/    0.23       0.15       0.13
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     2.01        (2.46)     (5.54)     (3.22)
---------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  2.23        (2.23)     (5.39)     (3.09)
---------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.24)       (0.24)     (0.15)     (0.13)
---------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                 --           --         --      (1.00)
---------------------------------------------------------------------------------------------------------------
    Total distributions                                              (0.24)       (0.24)     (0.15)     (1.13)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 10.18      $  8.19   $  10.66   $  16.20
---------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    27.50%      (20.99)%   (33.34)%   (15.18)%
---------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $69,065      $72,749   $124,578   $232,877
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.30%        1.30%      1.30%      1.30%
---------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   2.01%        1.90%      1.57%      1.40%
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  2.37%        2.63%      1.09%      0.74%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                           101%          64%        56%        49%
---------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $86,244,246. /(d)/Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and
procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action
No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code
Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court, which Conditional Transfer Order was finalized on October 19, 2005. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
     . that the defendants permitted improper market timing and related activity in the AIM Funds;
     .   that certain AIM Funds inadequately employed fair value pricing;
     . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;
     . that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;
     . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and
     . that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under
Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under
Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                                     F-217